                                                                                                       EXHIBIT 10.1
                                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                                    DEPOSITOR,

                                         RESIDENTIAL FUNDING COMPANY, LLC,

                                                 MASTER SERVICER,

                                                        AND

                                        LASALLE BANK NATIONAL ASSOCIATION,

                                  TRUSTEE AND SUPPLEMENTAL INTEREST TRUST TRUSTEE

                                          POOLING AND SERVICING AGREEMENT

                                           DATED AS OF SEPTEMBER 1, 2007

                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES

                                                  SERIES 2007-SP3

                                                 TABLE OF CONTENTS
                                                    (CONTINUED)
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9142582 07116303                                        -iv-
                                                 TABLE OF CONTENTS

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9142582 07116303                                         -i-

         Section 2.03.         Representations, Warranties and Covenants of the Master Servicer and the
                               Depositor........................................................................57

         Section 2.04.         Representations and Warranties of Residential Funding............................59

         Section 2.05.         Execution and Authentication of Certificates; Conveyance of REMIC Regular

         Section 3.02.         Subservicing Agreements Between Master Servicer and Subservicers;

         Section 3.05.         No Contractual Relationship Between Subservicer and Trustee or
                               Certificateholders...............................................................66

         Section 3.06.         Assumption or Termination of Subservicing Agreements by Trustee..................67

         Section 3.07.         Collection of Certain Mortgage Loan Payments; Deposits to Custodial
                               Account..........................................................................67

         Section 3.08.         Subservicing Accounts; Servicing Accounts........................................70

         Section 3.09.         Access to Certain Documentation and Information Regarding the Mortgage

         Section 3.13.         Enforcement of Due-on-Sale Clauses; Assumption and Modification

         Section 4.03.         Statements to Certificateholders; Statements to Rating Agencies; Exchange
                               Act Reporting....................................................................90

         Section 4.04.         Distribution of Reports to the Trustee and the Depositor; Advances by the

         Section 4.12.         Tax Treatment of Yield Maintenance Payments, Swap Payments and Swap

         Section 6.02.         Merger or Consolidation of the Depositor or the Master Servicer;

         Section 9.01.         Termination Upon Purchase by Residential Funding or Liquidation of All

9142582 07116303

9142582 07116303                                         -v-
EXHIBITS

Exhibit A         Form of Class A Certificate
Exhibit B         Form of Class M Certificate
Exhibit C         [Reserved]
Exhibit D         Form of Class SB Certificate
Exhibit E         Form of Class R Certificate
Exhibit F         Form of Custodial Agreement
Exhibit G         Mortgage Loan Schedule
Exhibit H         Form of Request for Release
Exhibit I-1       Form of Transfer Affidavit and Agreement
Exhibit I-2       Form of Transferor Certificate
Exhibit J         Form of Investor Representation Letter
Exhibit K         Form of Transferor Representation Letter
Exhibit L         Text of Amendment to Pooling and Servicing Agreement Pursuant to Section 11.01(e) for a Limited
                  Guaranty
Exhibit M         Form of Limited Guaranty
Exhibit N         Form of Lender Certification for Assignment of Mortgage Loan
Exhibit O         Form of Rule 144A Investment Representation
Exhibit P         [Reserved]
Exhibit Q         Form of ERISA Representation Letter (Class M Certificates)
Exhibit R-1       Form of Form 10-K Certification
Exhibit R-2       Form Back-up Certification to Form 10-K Certificate
Exhibit S         Information to be Provided by the Master Servicer to the Rating Agencies Relating to Reportable
                  Modified Mortgage Loans
Exhibit T         [Reserved]
Exhibit U         Yield Maintenance Agreement
Exhibit V.........Servicing Criteria to be addressed in Assessment of Compliance
Exhibit W.........Form of ERISA Representation Letter (Class A Certificates)

         This  Pooling and  Servicing  Agreement,  effective  as of  September  1, 2007,  among  RESIDENTIAL  ASSET
MORTGAGE  PRODUCTS,  INC., as depositor  (together  with its permitted  successors and assigns,  the  "Depositor"),
RESIDENTIAL  FUNDING  COMPANY,  LLC, as master servicer  (together with its permitted  successors and assigns,  the
"Master Servicer"),  and LASALLE BANK NATIONAL  ASSOCIATION,  a banking association organized under the laws of the
United  States,  as trustee and  supplemental  interest trust trustee  (together with its permitted  successors and assigns, the "Trustee" and the "Supplemental Interest Trust Trustee"), respectively.

                                              PRELIMINARY STATEMENT:

         The  Depositor  intends  to  sell  mortgage  asset-backed  pass-through  certificates  (collectively,  the
"Certificates"),  to be  issued  hereunder  in nine  Classes,  which in the  aggregate  will  evidence  the  entire beneficial ownership interest in the Mortgage Loans (as defined herein) and certain other related assets.

                                                      REMIC I

         As provided herein,  the REMIC  Administrator will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets  (exclusive of the Yield  Maintenance  Agreement, the Supplemental  Interest Trust Account,  the Swap Agreement and the Mortgage Insurance Premium Taxes Reserve Fund
and any payments  thereunder)  subject to this Agreement as a real estate mortgage  investment  conduit (a "REMIC")
for  federal  income tax  purposes,  and such  segregated  pool of assets  will be  designated  as  "REMIC I."  The
Class R-I  Certificates will represent the sole Class of "residual  interests" in REMIC I for purposes of the REMIC
Provisions  (as defined  herein)  under  federal  income tax law. The following  table  irrevocably  sets forth the
designation,   remittance  rate  (the  "Uncertificated  REMIC I  Pass-Through  Rate")  and  initial  Uncertificated
Principal  Balance for each of the "regular  interests" in REMIC I (the "REMIC I Regular  Interests").  The "latest possible maturity date"  (determined for purposes of satisfying  Treasury  regulation  Section 1.860G-1(a)(4)(iii))
for the REMIC I  Regular  Interests  shall be  September  25,  2047.  The  REMIC I  Regular  Interests  will not be certificated.

                                                               INITIAL UNCERTIFICATED
                                  UNCERTIFICATED REMIC I               REMIC I             LATEST POSSIBLE MATURITY
         DESIGNATION                 PASS-THROUGH RATE            PRINCIPAL BALANCE                  DATE
              AA                            (1)                    $ 313,804,733.27           September 25, 2047
             A-1                            (1)                    $   1,988,260.00           September 25, 2047
             A-2                            (1)                    $     350,870.00           September 25, 2047
             M-1                            (1)                    $     244,960.00           September 25, 2047
             M-2                            (1)                    $     209,730.00           September 25, 2047
             M-3                            (1)                    $     120,080.00           September 25, 2047
             M-4                            (1)                    $      67,240.00           September 25, 2047
              ZZ                            (1)                    $   3,423,038.23           September 25, 2047

(1)      Calculated as provided in the definition of Uncertificated REMIC I Pass-Through Rate.

                                                     REMIC II

         As provided herein,  the REMIC  Administrator will elect to treat the segregated pool of assets consisting of the REMIC I  Regular  Interests as a REMIC for federal income tax purposes,  and such  segregated pool of assets will be  designated  as  "REMIC II".  The  Class R-II  Certificates  will  represent  the sole  class of  "residual interests"  in REMIC II for purposes of the REMIC  Provisions  under federal  income tax law. The  following  table irrevocably sets forth the  designation,  Pass-Through  Rate,  aggregate  Initial  Certificate  Principal  Balance, certain features,  Final Scheduled Distribution Date and initial ratings for each Class of Certificates  comprising the interests  representing  "regular  interests" in REMIC II.  The "latest possible maturity date" (determined for purposes  of  satisfying  Treasury  Regulation  Section 1.860G-1(a)(4)(iii))  for each  Class of  REMIC II  Regular
Interests shall be September 25, 2047.

                                                      AGGREGATE
                                                       INITIAL
                                                     CERTIFICATE
                                                      PRINCIPAL         FINAL SCHEDULED
  DESIGNATION        TYPE      PASS-THROUGH RATE       BALANCE         DISTRIBUTION DATE          INITIAL RATINGS
                                                                                              MOODY'S           S&P
Class A-1(1)        Senior     Adjustable(2) (3)    $ 198,826,000       September 2037          Aaa             AAA
Class A-2(1)        Senior     Adjustable(2) (3)     $ 35,087,000          June 2037            Aaa             AAA
Class M-1(1)      Mezzanine    Adjustable(2) (3)     $ 24,496,000       September 2037          Aa2             AA
Class M-2(1)      Mezzanine    Adjustable(2) (3)     $ 20,973,000       September 2037           A2              A
Class M-3(1)      Mezzanine    Adjustable(2) (3)     $ 12,008,000       September 2037          Baa1           BBB+
Class M-4(1)      Mezzanine    Adjustable(2) (3)      $ 6,724,000       September 2037          Baa2            BBB
Class SB
Interest         Subordinate      Variable(4)        $ 22,094,911.50    September 2037          N/R             N/R
Class R-I          Residual           N/A                N/A                  N/A               N/R             N/R
Class R-II         Residual           N/A                N/A                  N/A               N/R             N/R

              (1) The Class A  and  Class M  Certificates  will  represent  ownership  of their  respective  REMIC II
              Regular  Interests  together with certain rights to payments to be made from amounts received under the
              Yield Maintenance Agreement,  the payments of which are considered made for federal income tax purposes outside of REMIC II.
              (2) The  REMIC II  Regular  Interests  ownership  of which is  represented  by the  Class A and Class M
              Certificates,  will accrue interest at a per annum rate equal to LIBOR plus the applicable Margin, each subject to payment caps as described in the definition of  "Pass-Through  Rate", and the provisions for the payment of Class A Net WAC Cap Shortfall  Carry-Forward  Amounts, and Class M Net WAC Cap Shortfall
              Carry-Forward  Amounts herein, which Net WAC Cap Shortfall  Carry-Forward Amount payments,  if any, are not be part of the entitlement of the REMIC II Regular Interests related to such Certificates.
              (3) The Class A and Class M  Certificates  will also entitle their holders to certain payments from the
              Holder of the Class SB  Certificates  from amounts to which the related  REMIC II  Regular  Interest is entitled and from amounts  received  under the Swap  Agreement,  which  payment  rights and amounts are considered made outside REMIC II and do not constitute any entitlement from any REMIC hereunder.
              (4) The  Class SB  Certificates  will  accrue  interest  as  described  in the  definition  of  Accrued
              Certificate  Interest.  The  Class SB  Certificates  will not  accrue  interest  on  their  Certificate
              Principal Balance.  The Class SB  Certificates will be comprised of two REMIC II regular  interests,  a principal-only  regular  interest  designated SB-PO and an  interest-only  regular interest  designated
              SB-IO,  which will be entitled to  distributions  as set forth herein.  The rights of the Holder of the
              Class SB  Certificates to payments from the Yield Maintenance Agreement and the Swap Agreement shall be outside and apart from its rights under the REMIC II Regular Interests SB-IO and SB-PO.

         The Mortgage  Loans have an  aggregate  Cut-off  Date  Principal  Balance  equal to  $320,208,911.50.  The
Mortgage Loans are fixed-rate and  adjustable-rate,  first and junior lien seasoned  mortgage loans having terms to maturity at origination or modification of generally not more than 30 years.

         In consideration of the mutual  agreements herein  contained,  the Depositor,  the Master Servicer and the
Trustee agree as follows:

ARTICLE I

                                                    DEFINITIONS

Section 1.01.     Definitions.

         Whenever used in this Agreement,  the following words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article.

         Accrued  Certificate  Interest:  With  respect to each  Distribution  Date and the  Class A,  and  Class M
Certificates,  interest  accrued during the related Interest  Accrual Period on the Certificate  Principal  Balance
thereof immediately prior to such Distribution Date at the related Pass-Through Rate for that Distribution Date.

         The amount of Accrued  Certificate  Interest on each Class of Certificates  shall be reduced by the amount of  Prepayment  Interest  Shortfalls  on the  Mortgage  Loans  during the prior  calendar  month (to the extent not covered by  Eligible  Master  Servicing  Compensation  pursuant  to  Section 3.16)  and by the amount of Relief Act
Shortfalls and Deferred  Interest  Shortfalls on the Mortgage Loans during the related Due Period,  in each case to
the  extent  allocated  to  that  Class  of  Certificates   pursuant  to   Section 4.02(g)   and   Section 4.02(h),
respectively.  Accrued  Certificate  Interest for each Class on any  Distribution  Date shall be further reduced by the interest portion of Realized Losses allocated to any Class of Certificates pursuant to Section 4.05.

         With  respect  to each  Distribution  Date and the  Class SB  Certificates,  interest  accrued  during the
preceding  Interest  Accrual  Period  at  the  related   Pass-Through  Rate  for  that  Distribution  Date  on  the
Uncertificated  Notional  Amount as specified in the definition of  Pass-Through  Rate,  immediately  prior to such
Distribution  Date,  reduced by any interest  shortfalls with respect to the Mortgage Loans,  including  Prepayment
Interest Shortfalls to the extent not covered by Eligible Master Servicing  Compensation  pursuant to Section 3.16, by the Excess Cash Flow pursuant to clauses (xii) and (xiii) of  Section 4.02(c),  the Yield Maintenance  Agreement pursuant to clauses (iii) and (iv) under Section  4.09(c) or the Swap Agreement  pursuant to clauses (iii) and (iv)
under Section 4.10(c).  In addition,  Accrued  Certificate  Interest with respect to each Distribution  Date, as to the  Class SB  Certificates,  shall be reduced  by an amount  equal to the  interest  portion  of  Realized  Losses allocated to the  Overcollateralization  Amount pursuant to Section 4.05  hereof.  Accrued Certificate  Interest on the Class A and Class M  Certificates  shall accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.  Accrued  Certificate  Interest on the Class SB  Certificates  shall accrue on the basis of a 360 day year consisting of twelve 30 day months.

         Adjusted  Mortgage  Rate:  With respect to any Mortgage Loan and any date of  determination,  the Mortgage
Rate borne by the related Mortgage Note, less the related Subservicing Fee Rate.

         Adjustment  Date: With respect to each  adjustable-rate  Mortgage Loan, each date set forth in the related
Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

         Advance:  With  respect to any  Mortgage  Loan,  any  advance  made by the Master  Servicer,  pursuant  to
Section 4.04.

         Affected Party:  As defined in the Swap Agreement.

         Affiliate:  With  respect to any Person,  any other  Person  controlling,  controlled  by or under  common control  with such first  Person.  For the  purposes of this  definition,  "control"  means the power to direct the management  and  policies  of such  Person,  directly  or  indirectly,  whether  through  the  ownership  of voting securities,  by contract or otherwise;  and the terms  "controlling" and "controlled" have meanings  correlative to the foregoing.

         Agreement:  This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

         Amount Held for Future  Distribution:  With  respect to any  Distribution  Date,  the total of the amounts held in the  Custodial  Account  at the  close of  business  on the  preceding  Determination  Date on  account  of
(i) Liquidation Proceeds, Subsequent Recoveries,  REO Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage
Loan  purchases  made pursuant to  Section 2.02,  2.03,  2.04,  4.07 or 4.08 and Mortgage Loan  substitutions  made pursuant  to  Section 2.03  or 2.04  received  or made in the  month of such  Distribution  Date  (other  than such
Liquidation  Proceeds,  Insurance  Proceeds,  REO Proceeds,  Subsequent  Recoveries and purchases of Mortgage Loans that  the  Master  Servicer  has  deemed  to  have  been  received  in  the  preceding  month  in  accordance  with
Section 3.07(b))  and (ii) payments  which represent early receipt of scheduled  payments of principal and interest due on a date or dates subsequent to the Due Date in the related Due Period.

         Appraised  Value:  With  respect  to any  Mortgaged  Property,  one of the  following:  (i) the  lesser of
(a) the appraised value of such Mortgaged  Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (b) the sales price of the Mortgaged  Property at such time of origination,  (ii) in the case of a Mortgaged  Property  securing a refinanced or modified  Mortgage Loan, one of (1) the appraised value based upon the appraisal  made at the time of  origination  of the loan which was  refinanced or modified,  (2) the appraised  value  determined in an appraisal made at the time of refinancing or modification or (3) the sales price of the Mortgaged  Property,  or  (iii) with  respect to the Mortgage  Loans for which a broker's  price opinion was obtained, the value contained in such opinion.

         Assignment:  An  assignment of the Mortgage,  notice of transfer or equivalent  instrument,  in recordable form,  sufficient under the laws of the jurisdiction  wherein the related Mortgaged  Property is located to reflect of record the sale of the Mortgage  Loan to the Trustee for the benefit of  Certificateholders,  which  assignment, notice  of  transfer  or  equivalent  instrument  may be in the form of one or more  blanket  assignments  covering
Mortgages  secured by Mortgaged  Properties  located in the same county,  if permitted by law and accompanied by an
Opinion of Counsel to that effect.

         Assignment  Agreement:  The  Assignment  and  Assumption  Agreement,   dated  the  Closing  Date,  between
Residential Funding and the Depositor relating to the transfer and assignment of the Mortgage Loans.

         Assignment  of  Proprietary  Lease:  With respect to a  Cooperative  Loan,  the  assignment of the related
Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

         Available  Distribution  Amount:  With respect to any Distribution Date, an amount equal to (a) the sum of
(i) the amount  relating to the Mortgage  Loans on deposit in the Custodial  Account as of the close of business on the immediately  preceding  Determination Date, including any Subsequent  Recoveries,  and amounts deposited in the
Custodial Account in connection with the substitution of Qualified  Substitute  Mortgage Loans,  (ii) the amount of any Advance  made on the  immediately  preceding  Certificate  Account  Deposit  Date with  respect to the Mortgage
Loans,  (iii) any  amount  deposited in the  Certificate  Account on the related  Certificate  Account Deposit Date pursuant to  Section 3.12(a) in  respect of the Mortgage  Loans,  (iv) any  amount that the Master  Servicer is not permitted to withdraw from the Custodial Account pursuant to  Section 3.16(e) in  respect of the Mortgage Loans and
(v) any amount deposited in the Certificate  Account pursuant to Section 4.07 or 4.08 and any amounts  deposited in the  Custodial  Account  pursuant  to  Section 9.01,  reduced by  (b) the  sum as of the close of  business  on the immediately  preceding  Determination  Date of:  (vi) the  Mortgage  Insurance  Premium  payable  to the MI Policy,
(w) any  payments or collections  consisting of prepayment  charges on the Mortgage Loans that were received during the related  Prepayment  Period,  (x) the  Amount Held for Future  Distribution  and  (y) amounts  permitted  to be withdrawn  by the  Master  Servicer  from  the  Custodial  Account  pursuant  to  clauses (ii)-(x),  inclusive,  of
Section 3.10(a)  and (z) any Net Swap Payments owed to the Swap Counterparty and Swap Termination  Payments owed to the Swap Counterparty not due to a Swap Counterparty Trigger Event for such Distribution Date.

         Balloon  Loan:  Each of the Mortgage  Loans having an original  term to maturity  that is shorter than the related amortization term.

         Balloon  Payment:  With respect to any Balloon Loan,  the related  Monthly  Payment  payable on the stated
maturity date of such Balloon Loan.

         Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

         Book-Entry Certificate:  Any Certificate registered in the name of the Depository or its nominee.

         Business Day: Any day other than (i) a  Saturday or a Sunday or (ii) a day on which  banking  institutions in the  States of  California,  New York,  Minnesota  or  Illinois  (and  such  other  state or states in which the
Custodial  Account or the  Certificate  Account  are at the time  located)  are  required or  authorized  by law or executive order to be closed.

         Call Rights:  As defined in Section 9.01(e).

         Calendar  Quarter:  A Calendar  Quarter shall  consist of one of the  following  time periods in any given year:  January 1 through  March 31,  April 1 through  June 30,  July 1 though  September  30, and October 1 through
December 31

         Capitalization  Reimbursement  Amount:  With respect to any Distribution  Date, the amount of unreimbursed
Advances or  Servicing  Advances  that were added to the Stated  Principal  Balance of the related  Mortgage  Loans
during  the  preceding  calendar  month  and  reimbursed  to  the  Master  Servicer  or  Subservicer   pursuant  to
Section 3.10(a)(vii)  on or prior to such Distribution Date plus the Capitalization  Reimbursement Shortfall Amount remaining  unreimbursed  from any prior  Distribution  Date and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date.

         Capitalization  Reimbursement  Shortfall  Amount:  As to any  Distribution  Date,  the amount,  if any, by which the  amount of  Advances  or  Servicing  Advances  that were  added to the  Stated  Principal  Balance of the
Mortgage Loans during the preceding  calendar month exceeds the amount of principal  payments on the Mortgage Loans included in the Available Distribution Amount for such Distribution Date.

         Cash  Liquidation:  With respect to any defaulted  Mortgage Loan other than a Mortgage Loan as to which an
REO  Acquisition  occurred,  a determination  by the Master  Servicer that it has received all Insurance  Proceeds,
Liquidation  Proceeds and other payments or cash recoveries which the Master Servicer  reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

         Certificate:  Any Class A Certificate, Class M Certificate, Class SB Certificate or Class R Certificate.

         Certificate  Account:  The account or accounts  created and  maintained  pursuant to  Section 4.01,  which shall be  entitled  "LaSalle  Bank  National  Association  as  trustee,  in trust  for the  registered  holders  of
Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed  Pass-Through  Certificates,  Series 2007-SP3" and
which account shall be held for the benefit of the Certificateholders and which must be an Eligible Account.

         Certificate Account Deposit Date:  With respect to any Distribution Date, the Business Day prior thereto.

         Certificateholder  or Holder:  The Person in whose name a Certificate  is  registered  in the  Certificate
Register,  except that neither a Disqualified  Organization  nor a Non-United  States Person shall be a holder of a
Class R  Certificate for any purpose hereof.  Solely for the purpose of giving any consent or direction pursuant to this Agreement,  any Certificate,  other than a Class R Certificate,  registered in the name of the Depositor,  the
Master  Servicer  or any  Subservicer  or any  Affiliate  thereof  shall be deemed  not to be  outstanding  and the
Percentage  Interest or Voting Rights evidenced thereby shall not be taken into account in determining  whether the requisite  amount of Percentage  Interests or Voting  Rights  necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or  "Certificateholders"  shall reflect the rights of Certificate
Owners as they may  indirectly  exercise such rights  through the Depository  and  participating  members  thereof, except as otherwise  specified  herein;  provided,  however,  that the Trustee  shall be required to recognize as a
"Holder" or  "Certificateholder"  only the Person in whose name a  Certificate  is  registered  in the  Certificate
Register.

         Certificate  Owner:  With respect to a Book-Entry  Certificate,  the Person who is the beneficial owner of such  Certificate,  as reflected on the books of an indirect  participating  brokerage  firm for which a Depository
Participant  acts as agent, if any, and otherwise on the books of a Depository  Participant,  if any, and otherwise on the books of the Depository.

         Certificate  Principal  Balance:  With  respect  to any  Class A or  Class M  Certificate,  on any date of determination,  an amount equal to (i) the Initial  Certificate  Principal Balance of such Certificate as specified on the face thereof,  minus (ii) the sum of (x) the  aggregate of all amounts  previously  distributed with respect to such  Certificate  (or any predecessor  Certificate)  and applied to reduce the  Certificate  Principal  Balance thereof  pursuant to  Section 4.02(c) and  (y) the  aggregate of all  reductions in Certificate  Principal  Balance deemed to have occurred in connection  with Realized  Losses which were  previously  allocated to such  Certificate
(or any predecessor  Certificate) pursuant to Section 4.05,  provided,  that with respect to any Distribution Date, the  Certificate  Principal  Balance of each class of Class A-2 and Class M  Certificates  to which a Realized Loss was  previously  allocated  and remains  unreimbursed  will be  increased,  sequentially,  as follows:  first,  the
Class A-2 Certificates,  then the Class M-1, Class M-2, Class M-3 and Class M-4 Certificates, in that order, to the extent of Realized  Losses  previously  allocated  thereto and  remaining  unreimbursed,  but only to the extent of
Subsequent  Recoveries  received  during the previous  calendar  month and available for  distribution  pursuant to
Section 4.02(c)(ix).  With respect to each Class SB Certificate,  on any date of determination,  an amount equal to the  Percentage  Interest  evidenced by such  Certificate  times an amount equal to the excess,  if any, of (A) the then aggregate Stated  Principal  Balance of the Mortgage Loans over (B) the then aggregate  Certificate  Principal
Balance of the  Class A  and Class M  Certificates  then  outstanding.  The  Class R  Certificates  will not have a
Certificate Principal Balance.

         Certificate  Register and  Certificate  Registrar:  The register  maintained  and the registrar  appointed pursuant to Section 5.02.

         Class:  Collectively, all of the Certificates or uncertificated interests bearing the same designation.

         Class A Certificate:  Any one of the Class A-1 or Class A-2 Certificates.

         Class A  Interest  Distribution  Amount:  With  respect  to each  Class of  Class A  Certificates  and any
Distribution  Date, the aggregate amount of Accrued  Certificate  Interest to be distributed to the holders of such
Class of Class A  Certificates for such Distribution  Date, plus any related Accrued  Certificate  Interest thereon remaining unpaid from any prior Distribution Date.

         Class A  Margin:  With  respect to the  Class A-1  Certificates,  1.20% per annum and on any  Distribution
Date on or after the second  Distribution  Date  after the first  possible  Optional  Termination  Date,  2.40% per annum.  With respect to the Class A-2  Certificates,  initially 1.50% per annum, and on any Distribution Date on or after the second Distribution Date after the possible Optional Termination Date, 3.00% per annum.

         Class A  Net  WAC  Cap  Shortfall:  With  respect  to  each  Class  of the  Class A  Certificates  and any
Distribution  Date for which the Pass-Through  Rate for any such Class of Class A  Certificates is equal to the Net
WAC Cap Rate,  the excess,  if any, of  (x) Accrued  Certificate  Interest  on that Class of  Certificates  on such
Distribution  Date,  calculated  at a rate equal to the lesser of (a) LIBOR  plus the related  Class A  Margin,  as calculated for such  Distribution  Date,  and (b) the  Maximum  Mortgage Loan Rate,  over  (y) Accrued  Certificate
Interest on such Class of Class A Certificates for such Distribution Date calculated at the Net WAC Cap Rate.

         Class A Net WAC Cap Shortfall  Carry-Forward  Amount:  With respect to each Class of Class A  Certificates and any Distribution  Date, the sum of (a) the  aggregate amount of Class A Net WAC Cap Shortfall for such Class on such  Distribution  Date plus (b) any Class A Net WAC Cap Shortfall  Carry-Forward  Amount for such Class remaining unpaid from the preceding  Distribution Date, plus (c) one month's interest on the amount in  clause (b) (based  on the number of days in the preceding Interest Accrual Period),  to the extent previously  unreimbursed by the Excess
Cash Flow pursuant to  Section 4.02(c)(xiv),  payments under the Yield  Maintenance  Agreement  pursuant to Section
4.09(c)(v) and Net Swap Payments pursuant to Section 4.10(c)(v), at a rate equal to the related Pass-Through Rate.

         Class A  Principal  Distribution  Amount:  With respect to any Distribution Date (i) prior to the Stepdown
Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution  Date,  the Principal
Distribution  Amount for that  Distribution Date or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)      the Principal Distribution Amount for that Distribution Date; and

                  (ii)     the excess,  if any, of (A) the aggregate  Certificate  Principal Balance of the Class A
         Certificates  immediately  prior to that  Distribution  Date over (B) the lesser of (x) the product of (1)
         the applicable  Subordination  Percentage and (2) the aggregate Stated  Principal  Balance of the Mortgage
         Loans after giving effect to distributions  to be made on that  Distribution  Date and (y) the excess,  if
         any,  of  the  aggregate  Stated  Principal   Balance  of  the  Mortgage  Loans  after  giving  effect  to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class A-1  Certificate:  Any one of the Class A-1  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form  annexed  hereto as  Exhibit A,  senior to the  Class M,
Class SB and Class R  Certificates  with respect to distributions,  and evidencing (i) an interest  designated as a
"regular  interest" in REMIC II for purposes of the REMIC  Provisions and (ii) the right to receive the Class A Net
WAC Cap  Shortfall  Carry-Forward  Amount  from the  Excess  Cash Flow,  the Yield  Maintenance  Agreement  and the
Supplemental  Interest  Trust  Account  and the Swap  Agreement  to the  extent  described  herein.  The  Class A-1
Certificates will not be allocated any Realized Losses.

         Class A-2  Certificate:  Any one of the Class A-2  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form  annexed  hereto as  Exhibit A,  senior to the  Class M,
Class SB and Class R  Certificates with respect to distributions and the allocation of Realized Losses as set forth in  Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC II for purposes of the REMIC  Provisions  and (ii) the  right to receive the Class A Net WAC Cap Shortfall  Carry-Forward  Amount from the Excess Cash Flow,  the Yield  Maintenance  Agreement and the  Supplemental  Interest Trust Account and the Swap
Agreement to the extent described herein.

         Class M Certificate:  Any one of the Class M-1, Class M-2, Class M-3 and Class M-4 Certificates.

         Class M  Margin:  With  respect to the  Class M-1  Certificates,  initially  2.25% per  annum,  and on any
Distribution  Date on or after the second  Distribution  Date after the first possible  Optional  Termination Date,
3.375% per annum.  With respect to the Class M-2  Certificates,  initially 2.50% per annum, and on any Distribution
Date on or after the second  Distribution  Date  after the first  possible  Optional  Termination  Date,  3.75% per annum.  With respect to the Class M-3  Certificates,  initially 2.50% per annum, and on any Distribution Date on or after the second  Distribution  Date after the first possible  Optional  Termination  Date,  3.75% per annum.  With respect to the Class M-4  Certificates,  initially 2.50% per annum,  and on any  Distribution  Date on or after the second Distribution Date after the first possible Optional Termination Date, 3.75% per annum.

         Class M  Net  WAC  Cap  Shortfall:  With  respect  to  each  Class  of the  Class M  Certificates  and any
Distribution  Date for which the  Pass-Through  Rate for any such Class of Certificates is equal to the Net WAC Cap
Rate, the excess,  if any, of (x) Accrued  Certificate  Interest on that Class of Certificates on such Distribution
Date,  using the lesser of (a) LIBOR plus the related Class M  Margin,  as calculated for such  Distribution  Date, and  (b) the  Maximum  Mortgage  Loan  Rate,  over  (y) Accrued  Certificate  Interest  on such  Class  of  Class M
Certificates for such Distribution Date calculated at the Net WAC Cap Rate.

         Class M  Net  WAC  Cap  Shortfall  Carry-Forward  Amount:  With  respect  to  each  Class  of the  Class M
Certificates  and any Distribution  Date, the sum of (a) the  aggregate amount of Class M Net WAC Cap Shortfall for each such Class on such  Distribution  Date plus (b) any  Class M Net WAC Cap  Shortfall  Carry-Forward  Amount for
such Classes  remaining  unpaid from the preceding  Distribution  Date, plus (c) one month's interest on the amount in  clause (b) (based  on the number of days in the preceding  Interest Accrual Period),  to the extent  previously unreimbursed  by the Excess  Cash Flow  pursuant  to  Section 4.02(c)(xiv),  payments  under the Yield  Maintenance
Agreement pursuant to Section 4.09(c)(v) and Net Swap Payments pursuant to Section  4.10(c)(v),  at a rate equal to the related Pass-Through Rate.

         Class M-1  Certificate:  Any one of the Class M-1  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form annexed  hereto as Exhibit B,  senior to the  Class M-2,
Class M-3,  Class M-4,  Class SB and Class R  Certificates  with respect to  distributions  and the  allocation  of
Realized Losses as set forth in Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest"
in REMIC II for purposes of the REMIC  Provisions  and (ii) the  right to receive the Class M Net WAC Cap Shortfall
Carry-Forward  Amount from the Excess Cash Flow,  the Yield  Maintenance  Agreement and the  Supplemental  Interest
Trust Account and the Swap Agreement to the extent described herein.

         Class M-1 Interest  Distribution  Amount: With respect to the Class M-1  Certificates and any Distribution
Date,  the aggregate  amount of Accrued  Certificate  Interest to be  distributed  to the holders of such Class for
such  Distribution  Date,  plus  any  related  Accrued  Certificate   Interest  remaining  unpaid  from  any  prior
Distribution Date.

         Class M-1  Principal  Distribution  Amount:  With  respect  to  any  Distribution  Date  (i) prior  to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount  or  (ii) on  or  after  the  Stepdown  Date if a  Trigger  Event  is not in  effect  for that
Distribution Date, the lesser of:

                  (i)      the  remaining   Principal   Distribution   Amount  for  that  Distribution  Date  after
         distribution of the Class A Principal Distribution Amount; and

                  (ii)     the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal Balance of the Class A  Certificates (after taking into account the payment of the Class A Principal  Distribution
         Amount  for  that  Distribution  Date)  and  (2)  the  Certificate  Principal  Balance  of  the  Class M-1
         Certificates  immediately  prior to that  Distribution  Date over (B) the lesser of (x) the product of (1)
         the applicable  Subordination  Percentage and (2) the  aggregate Stated Principal  Balance of the Mortgage
         Loans after giving effect to distributions  to be made on that  Distribution  Date and (y) the excess,  if
         any,  of  the  aggregate  Stated  Principal   Balance  of  the  Mortgage  Loans  after  giving  effect  to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-2  Certificate:  Any one of the Class M-2  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form annexed  hereto as Exhibit B,  senior to the  Class M-3,
Class M-4,  Class SB and Class R  Certificates  with respect to distributions and the allocation of Realized Losses as set forth in Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC II for purposes of the REMIC  Provisions  and (ii) the  right to receive the Class M Net WAC Cap  Shortfall  Carry-Forward
Amount from Excess Cash Flow, the Yield Maintenance  Agreement and the Supplemental  Interest Trust Account and the
Swap Agreement to the extent described herein.

         Class M-2 Interest  Distribution  Amount: With respect to the Class M-2  Certificates and any Distribution
Date,  the aggregate  amount of Accrued  Certificate  Interest to be  distributed  to the holders of such Class for
such  Distribution  Date,  plus  any  related  Accrued  Certificate   Interest  remaining  unpaid  from  any  prior
Distribution Date.

         Class M-2  Principal  Distribution  Amount:  With  respect  to  any  Distribution  Date  (i) prior  to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount and the  Class M-1  Principal  Distribution  Amount or (ii) on or after the Stepdown Date if a
Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)      the  remaining   Principal   Distribution   Amount  for  that  Distribution  Date  after
         distribution  of the  Class A  Principal  Distribution  Amount and the  Class M-1  Principal  Distribution
         Amount; and

                  (ii)     the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal Balance of the Class A  Certificates  and  Class M-1  Certificates  (after  taking into account the payment of the
         Class A  Principal   Distribution  Amount  and  the  Class M-1  Principal  Distribution  Amount  for  that
         Distribution  Date) and (2) the Certificate  Principal Balance of the Class M-2  Certificates  immediately prior  to  that  Distribution  Date  over  (B) the  lesser  of  (x) the  product  of  (1)  the  applicable
         Subordination  Percentage  and (2) the  aggregate  Stated  Principal  Balance of the Mortgage  Loans after giving effect to distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-3  Certificate:  Any one of the Class M-3  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form annexed  hereto as Exhibit B,  senior to the  Class M-4,
Class SB and Class R  Certificates with respect to distributions and the allocation of Realized Losses as set forth in  Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC II for purposes of the REMIC  Provisions  and (ii) the  right to receive the Class M Net WAC Cap Shortfall  Carry-Forward  Amount from
Excess  Cash Flow,  the Yield  Maintenance  Agreement  and the  Supplemental  Interest  Trust  Account and the Swap
Agreement to the extent described herein.

         Class M-3 Interest  Distribution  Amount: With respect to the Class M-3  Certificates and any Distribution
Date,  the aggregate  amount of Accrued  Certificate  Interest to be  distributed  to the holders of such Class for
such  Distribution  Date,  plus  any  related  Accrued  Certificate   Interest  remaining  unpaid  from  any  prior
Distribution Date.

         Class M-3  Principal  Distribution  Amount:  With  respect  to  any  Distribution  Date  (i) prior  to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount,  Class M-1  Principal  Distribution  Amount and Class M-2  Principal  Distribution  Amount or
(ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)      the  remaining   Principal   Distribution   Amount  for  that  Distribution  Date  after
         distribution of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts; and

                  (ii)     the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal Balance of the  Class A,  Class M-1  and  Class M-2  Certificates  (after  taking into  account the payment of the
         Class A,  Class M-1 and Class M-2 Principal  Distribution  Amounts for that Distribution Date) and (2) the
         Certificate  Principal Balance of the Class M-3  Certificates  immediately prior to that Distribution Date over  (B) the  lesser of  (x) the  product  of (1) the  applicable  Subordination  Percentage  and (2) the aggregate Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal  Balance of the
         Mortgage  Loans after  giving  effect to  distributions  to be made on that  Distribution  Date,  over the
         Overcollateralization Floor.

         Class M-4  Certificate:  Any one of the Class M-4  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form annexed hereto as Exhibit B,  senior to the Class SB and
Class R  Certificates  with  respect  to  distributions  and the  allocation  of  Realized  Losses  as set forth in
Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC II for purposes of the
REMIC  Provisions  and (ii) the  right to receive the Class M Net WAC Cap Shortfall  Carry-Forward  Amount from the
Excess  Cash Flow,  the Yield  Maintenance  Agreement  and the  Supplemental  Interest  Trust  Account and the Swap
Agreement to the extent described herein.

         Class M-4 Interest  Distribution  Amount: With respect to the Class M-4  Certificates and any Distribution
Date,  the aggregate  amount of Accrued  Certificate  Interest to be  distributed  to the holders of such Class for
such  Distribution  Date,  plus  any  related  Accrued  Certificate   Interest  remaining  unpaid  from  any  prior
Distribution Date.

         Class M-4  Principal  Distribution  Amount:  With  respect  to  any  Distribution  Date  (i) prior  to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount,  Class M-1  Principal  Distribution  Amount,  Class M-2  Principal  Distribution  Amount  and
Class M-3  Principal  Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)      the  remaining   Principal   Distribution   Amount  for  that  Distribution  Date  after
         distribution of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts; and

                  (ii)     the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal Balance of the Class A,  Class M-1,  Class M-2 and Class M-3  Certificates  (after taking into account the payment of the Class A,  Class M-1,  Class M-2 and Class M-3 Principal  Distribution Amounts for that Distribution
         Date) and (2) the Certificate  Principal Balance of the Class M-4  Certificates  immediately prior to that
         Distribution  Date over (B) the lesser of (x) the product of (1) the applicable  Subordination  Percentage
         and  (2)  the  aggregate  Stated  Principal   Balance  of  the  Mortgage  Loans  after  giving  effect  to distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated
         Principal  Balance  of the  Mortgage  Loans  after  giving  effect  to  distributions  to be  made on that
         Distribution Date, over the Overcollateralization Floor.

         Class R Certificate:  Collectively, the Class R-I Certificates and Class R-II Certificates.

         Class R-I  Certificate:  Any one of the Class R-I  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form annexed  hereto as Exhibit E and  evidencing an interest designated as the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions.

         Class R-II   Certificate:   Any  one  of  the  Class R-II   Certificates   executed  by  the  Trustee  and
authenticated  by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit E and evidencing an interest designated as the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions.

         Class SB  Certificate:  Any one of the Class SB  Certificates executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form annexed  hereto as  Exhibit D,  subordinate  to the Class A
Certificates and Class M  Certificates with respect to distributions and subordinate to the Class A-2  Certificates and Class M  Certificates  with respect to the  allocation  of Realized  Losses as set forth in  Section 4.05,  and evidencing an interest  comprised of one or more "regular  interests" in REMIC II  together with certain  rights to payments under the Yield Maintenance Agreement and the Swap Agreement for purposes of the REMIC Provisions.

         Closing Date:  October 9, 2007.

         Code:  The Internal Revenue Code of 1986, as amended.

         Commission:  The Securities and Exchange Commission.

         Cooperative:  A private,  cooperative  housing  corporation which owns or leases land and all or part of a building or  buildings,  including  apartments,  spaces used for  commercial  purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

         Cooperative  Apartment:  A dwelling unit in a  multi-dwelling  building  owned or leased by a Cooperative, which  unit the  Mortgagor  has an  exclusive  right to  occupy  pursuant  to the terms of a  proprietary  lease or occupancy agreement.

         Cooperative  Lease:  With respect to a Cooperative  Loan,  the  proprietary  lease or occupancy  agreement with  respect to the  Cooperative  Apartment  occupied by the  Mortgagor  and  relating to the related  Cooperative
Stock,  which lease or agreement  confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

         Cooperative  Loans: Any of the Mortgage Loans made in respect of a Cooperative  Apartment,  evidenced by a
Mortgage Note and secured by (i) a Security  Agreement,  (ii) the related  Cooperative Stock Certificate,  (iii) an assignment  of the  Cooperative  Lease,  (iv)  financing  statements  and  (v) a  stock  power  (or  other  similar instrument),  and ancillary  thereto,  a recognition  agreement  between the  Cooperative and the originator of the
Cooperative  Loan, each of which was transferred and assigned to the Trustee  pursuant to Section 2.01 and are from time to time held as part of the Trust Fund.

         Cooperative  Stock:  With  respect  to  a  Cooperative  Loan,  the  single  outstanding  class  of  stock, partnership interest or other ownership instrument in the related Cooperative.

         Cooperative  Stock  Certificate:  With  respect to a  Cooperative  Loan,  the stock  certificate  or other instrument evidencing the related Cooperative Stock.

         Corporate  Trust  Office:  The  principal  office  of the  Trustee  at  which at any  particular  time its corporate  trust business with respect to this  Agreement  shall be  administered,  which office at the date of the execution  of this  instrument  is  located at LaSalle  Bank  National  Association,  Global  Securities  and Trust
Services, 135 S. LaSalle Street, Suite 1511, Chicago, Illinois 60603, Attention: RAAC Series 2007-SP3.

         Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

         Curtailment:  Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

         Custodial  Account:  The custodial account or accounts created and maintained  pursuant to Section 3.07 in the name of a  depository  institution,  as  custodian  for the  holders of the  Certificates,  for the  holders of certain other  interests in mortgage  loans  serviced or sold by the Master  Servicer and for the Master  Servicer, into which the amounts set forth in Section 3.07  shall be deposited  directly.  Any such account or accounts shall be an Eligible Account.

         Custodial  Agreement:  An agreement  that may be entered into among the  Depositor,  the Master  Servicer, the Trustee and a Custodian in substantially the form of Exhibit F hereto.

         Custodian:  A custodian appointed pursuant to a Custodial Agreement.

         Cut-off Date:  September 1, 2007.

         Cut-off Date Balance:  $320,208,912.

         Cut-off Date Principal  Balance:  With respect to any Mortgage Loan, the unpaid principal  balance thereof at the Cut-off Date after giving  effect to all  installments  of principal  due on or prior thereto (or due during the month of the Cut-off Date), whether or not received.

         Debt Service  Reduction:  With respect to any Mortgage Loan, a reduction in the scheduled  Monthly Payment for such Mortgage Loan by a court of competent  jurisdiction  in a proceeding  under the  Bankruptcy  Code,  except such a reduction  constituting a Deficient  Valuation or any reduction  that results in a permanent  forgiveness of principal.

         Defaulting Party:  As defined in the Swap Agreement.

         Deferred  Interest:  With  respect to any Neg Am Loan,  as of any Due Date,  the amount,  if any, by which the  Mortgage  Loan  Accrued  Interest  for such Due Date  exceeds the Monthly  Payment for such Due Date and which amount, pursuant to the terms of the Mortgage Note, is added to the Stated Principal Balance of the Mortgage Loan.

         Deferred  Interest  Shortfall:  With respect to any Class of the Class A and Class M  Certificates and any
Distribution  Date for which  Deferred  Interest  exists and upon which the  Accrued  Certificate  Interest  on the
Class A and Class M  Certificates  exceeds the Available  Distribution Amount on such Distribution Date, the lesser of (a) such excess and (b) the amount of such Deferred Interest.

         Deficient  Valuation:   With  respect  to  any  Mortgage  Loan,  a  valuation  by  a  court  of  competent jurisdiction  of the  Mortgaged  Property  in an  amount  less  than the then  outstanding  indebtedness  under the
Mortgage  Loan,  or any reduction in the amount of principal to be paid in  connection  with any scheduled  Monthly
Payment that  constitutes  a permanent  forgiveness  of  principal,  which  valuation  or reduction  results from a proceeding under the Bankruptcy Code.

         Definitive Certificate:  Any definitive, fully registered Certificate.

         Deleted  Mortgage  Loan: A Mortgage Loan replaced or to be replaced with a Qualified  Substitute  Mortgage
Loan.

         Delinquent:  As used herein,  a Mortgage  Loan is  considered  to be: "30 to 59 days" or "30 or more days"
delinquent  when a payment due on any  scheduled  due date  remains  unpaid as of the close of business on the next following  monthly  scheduled due date; "60 to 89 days" or "60 or more days"  delinquent  when a payment due on any scheduled due date remains unpaid as of the close of business on the second following  monthly  scheduled due date;
and so on. The  determination  as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last  business day of each month.  For example,  a Mortgage  Loan with a payment due on July 1 that remained  unpaid as of the close of business on August 31 would then be considered to be 30 to 59 days  delinquent.
Delinquency  information  as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

         Depositor:  As defined in the preamble hereto.

         Depository:  The Depository  Trust Company,  or any successor  Depository  hereafter named. The nominee of the initial  Depository for purposes of registering those  Certificates  that are to be Book-Entry  Certificates is
Cede & Co. The Depository shall at all times be a "clearing  corporation" as defined in  Section 8-102(a)(5) of the
Uniform Commercial Code of the State of New York and a "clearing agency"  registered  pursuant to the provisions of
Section 17A of the Exchange Act.

         Depository  Participant:  A broker,  dealer, bank or other financial  institution or other Person for whom from  time to time a  Depository  effects  book-entry  transfers  and  pledges  of  securities  deposited  with the
Depository.

         Derivative  Contract:  Any ISDA Master  Agreement,  together with the related  Schedule and  Confirmation, entered into by the Trustee and a Derivative Counterparty in accordance with Section 4.14.

         Derivative Counterparty:  Any counterparty to a Derivative Contract as provided in Section 4.14.

         Destroyed  Mortgage  Note: A Mortgage  Note the original of which was  permanently  lost or destroyed  and has not been replaced.

         Determination  Date:  With respect to any  Distribution  Date,  the 20th day (or if such 20th day is not a
Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

         Disqualified   Organization:   Any   organization   defined  as  a   "disqualified   organization"   under
Section 860E(e)(5)  of the  Code,  which  includes  any of the  following:  (i) the  United States,  any  State  or political  subdivision  thereof,  any possession of the United States, or any agency or  instrumentality  of any of the foregoing  (other than an  instrumentality  which is a corporation  if all of its activities are subject to tax and,  except for Freddie  Mac, a majority of its board of directors  is not  selected by such  governmental  unit),
(ii) a  foreign  government,  any  international  organization,  or any  agency  or  instrumentality  of any of the foregoing,  (iii) any  organization (other than certain farmers' cooperatives described in Section 521 of the Code)
which is exempt from the tax imposed by Chapter 1 of the Code  (including  the tax  imposed by  Section 511  of the
Code on unrelated  business  taxable  income) and  (iv) rural  electric  and  telephone  cooperatives  described in
Section 1381(a)(2)(C) of  the Code. A Disqualified  Organization also includes any "electing large partnership," as defined in  Section 775(a) of  the Code and any other Person so  designated by the Trustee based upon an Opinion of
Counsel that the holding of an Ownership  Interest in a Class R  Certificate  by such Person may cause any REMIC or any  Person  having an  Ownership  Interest  in any Class of  Certificates  (other  than  such  Person)  to incur a liability  for any federal tax imposed  under the Code that would not  otherwise be imposed but for the Transfer of an  Ownership  Interest  in a  Class R  Certificate  to  such  Person.  The  terms  "United  States",  "State"  and
"international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         Distribution  Date:  The 25th day of any month,  commencing in October 2007, or, if such 25th day is not a
Business Day, the Business Day immediately following such 25th day.

         DTC Letter: The Letter of  Representations,  dated October 9, 2007, between the Trustee,  on behalf of the
Trust Fund, and the Depository.

         Due Date:  With respect to any  Distribution  Date and any Mortgage  Loan,  the day during the related Due
Period on which the Monthly Payment is due.

         Due Period:  With respect to any Distribution Date, the calendar month of such Distribution Date.

         Eligible Account: An account that is any of the following:  (i) maintained  with a depository  institution the debt  obligations  of which have been rated by each Rating Agency in its highest rating  available,  or (ii) in the case of the Custodial  Account,  a trust account or accounts  maintained in the corporate  trust  department of the  Trustee,  or (iii) in the case of the  Certificate  Account,  a trust  account or accounts  maintained  in the corporate  trust  department of the Trustee or (iv) an account or accounts of a depository  institution  acceptable to each  Rating  Agency  (as  evidenced  in  writing  by each  Rating  Agency  that use of any such  account as the
Custodial  Account or the  Certificate  Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the  then-current  rating or the rating  assigned to such  Certificates as of the Closing Date by such Rating  Agency);  provided  that,  if Standard & Poor's is a Rating  Agency,  such account shall be rated A-2 or above by Standard & Poor's and, if such account  shall have its rating  downgraded  below A-2 by Standard & Poor's, such account will be replaced within 30 days.

         Eligible  Master  Servicing  Compensation:  With  respect to any  Distribution  Date,  an amount  equal to
Prepayment  Interest  Shortfalls  resulting from Principal  Prepayments in Full or Curtailments  during the related
Prepayment  Period,  but not more than the lesser of  (a) one-twelfth  of 0.125% of the Stated Principal Balance of the Mortgage Loans  immediately  preceding such Distribution Date and (b) the sum of all income and gain on amounts held in the  Custodial  Account and the  Certificate  Account and amounts  payable to the  Certificateholders  with respect  to such  Distribution  Date and  servicing  compensation  to which the  Master  Servicer  may be  entitled pursuant to Sections 3.10(a)(v) and (vi).

         ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

         Event of Default:  As defined in Section 7.01.

         Excess Cash Flow:  With respect to the Mortgage  Loans and any  Distribution  Date, an amount equal to the sum of (A) the  excess of (1) the  Available  Distribution  Amount for that  Distribution  Date over (2) the sum of
(x) the Interest  Distribution  Amount for that Distribution Date and (y) the Principal  Remittance Amount for that
Distribution Date and (B) the Overcollateralization Reduction Amount, if any, for that Distribution Date.

         Excess  Overcollateralization  Amount:  With  respect to any  Distribution  Date,  the excess,  if any, of
(a) the  Overcollateralization Amount on such Distribution Date over (b) the Required  Overcollateralization Amount for such Distribution Date.

         Exchange Act:  The Securities Exchange Act of 1934, as amended.

         Expense Fee Rate:  With respect to any Mortgage Loan, the sum of: (i) the  Subservicing  Fee Rate and (ii)
where applicable, the Mortgage Insurance Premium Rate.

         Fannie Mae:  Fannie Mae, a federally  chartered and  privately  owned  corporation  organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

         FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

         FHA:  The Federal Housing Administration, or its successor.

         Final Certification:  As defined in Section 2.02.

         Final  Distribution  Date:  The  Distribution  Date on which  the final  distribution  in  respect  of the
Certificates will be made pursuant to Section 9.01,  which Final  Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

         Final  Scheduled  Distribution  Date:  With  respect to the Class A,  Class M and  Class SB  Certificates,
solely  for  purposes  of the face of the  Certificates,  the  Distribution  Date in  September  2037.  No event of default under this Agreement will arise or become  applicable  solely by reason of the failure to retire the entire
Certificate  Principal  Balance of any Class of Class A or Class M  Certificates  on or before its Final  Scheduled
Distribution Date.

         Fitch:  Fitch Ratings, Inc., or its successor in interest.

         Fixed  Swap  Payment:  With  respect  to any  Distribution  Date on or prior to the  Distribution  Date in
September  2013,  an amount  equal to the  product  of (x) a  fixed rate  equal to 4.71% per  annum,  (y) the  Swap
Agreement  Notional  Balance for that  Distribution  Date and (z) a fraction,  the numerator of which is (a) 16 for the Distribution  Date in October 2007 and (b) 30 for any Distribution  Date occurring after the Distribution  Date in October  2007 and the  denominator  of which is 360. As described  in the Swap  Agreement,  the fixed rate payer period and end dates are subject to adjustment in accordance with the following business day convention.

         Floating Swap  Payment:  With respect to any  Distribution  Date on or prior to the  Distribution  Date in
September  2013,  an  amount  equal to the  product  of (x)  One-Month  LIBOR as  determined  pursuant  to the swap agreement,  (y) the Swap Agreement  Notional Balance for that Distribution  Date and (z) a fraction,  the numerator of which is (a) 16 for the  Distribution  Date in  October  2007 and (b) the actual  number of days in the  related calculation  period  as  provided  in the Swap  Agreement  after  the  Distribution  Date in  October  2007 and the denominator  of which is 360. As described  in the Swap  Agreement,  the  floating  rate payer period and end dates are subject to adjustment in accordance with the following business day convention.

         Foreclosure  Profits:  With  respect  to any  Distribution  Date or  related  Determination  Date  and any
Mortgage  Loan,  the excess,  if any, of  Liquidation  Proceeds,  Insurance  Proceeds and REO Proceeds  (net of all
amounts reimbursable  therefrom pursuant to  Section 3.10(a)(ii))  in respect of each Mortgage Loan or REO Property for which a Cash  Liquidation  or  REO Disposition  occurred in the related  Prepayment  Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined,  in the case of an REO Disposition,  in accordance  with  Section 3.14)  plus  accrued and unpaid  interest at the Mortgage  Rate on such unpaid  principal balance  from the Due  Date to which  interest  was  last  paid by the  Mortgagor  to the  first  day of the  month following the month in which such Cash Liquidation or REO Disposition occurred.

         Freddie  Mac:  The Federal  Home Loan  Mortgage  Corporation,  a corporate  instrumentality  of the United
States  created and  existing  under  Title III of the  Emergency  Home  Finance  Act of 1970,  as amended,  or any successor thereto.

         Gross Margin:  With respect to each adjustable  rate Mortgage Loan, the fixed  percentage set forth in the related  Mortgage Note and indicated in Exhibit G  hereto as the "NOTE  MARGIN,"  which  percentage is added to the related Index on each  Adjustment Date to determine  (subject to rounding in accordance  with the related  Mortgage
Note, the Periodic Cap, the Maximum  Mortgage Rate and the Minimum  Mortgage Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

         High Cost Loan:  The  Mortgage  Loans set forth  hereto as  Exhibit O  that are subject to special  rules, disclosure  requirements  and other  provisions  that were added to the  Federal  Truth in Lending  Act by the Home
Ownership and Equity Protection Act of 1994.

         Independent:  When used with  respect  to any  specified  Person,  means  such a Person who (i) is in fact independent of the Depositor,  the Master Servicer and the Trustee,  or any Affiliate  thereof,  (ii) does not have any direct financial  interest or any material indirect  financial  interest in the Depositor,  the Master Servicer or the Trustee or in an Affiliate  thereof,  and (iii) is not connected with the Depositor,  the Master Servicer or the Trustee as an  officer,  employee,  promoter,  underwriter,  trustee,  partner,  director or person  performing similar functions.

         Index:  With respect to any  adjustable  rate Mortgage Loan and as to any Adjustment  Date  therefor,  the related index as stated in the related Mortgage Note.

         Initial  Certificate  Principal  Balance:  With  respect to each  Class of  Certificates  (other  than the
Class R  Certificates),  the Certificate  Principal Balance of such Class of Certificates as of the Closing Date as set forth in the Preliminary Statement hereto.

         Insurance  Proceeds:  Proceeds  paid in respect of the Mortgage  Loans  pursuant to any Primary  Insurance
Policy or any other related  insurance  policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage,  any  Subservicer,  the Master Servicer or the Trustee and are not applied to the restoration of the related  Mortgaged  Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

         Interest  Accrual Period:  With respect to the Class A and Class M  Certificates,  (i) with respect to the
Distribution  Date in October 2007,  the period  commencing on the Closing Date and ending on the day preceding the
Distribution  Date in October 2007, and (ii) with  respect to any Distribution  Date after the Distribution Date in
October  2007,  the period  commencing on the  Distribution  Date in the month  immediately  preceding the month in which such  Distribution  Date occurs and ending on the day preceding such  Distribution  Date. With respect to the
Class SB Certificates and any Distribution Date, the prior calendar month.

         Interest  Distribution  Amount:  The  sum of  the  Class A,  Class M-1,  Class M-2,  Class M-3,  Class M-4
Interest Distribution Amounts.

         Interim Certification:  As defined in Section 2.02.

         Interested  Person:  As of any date of  determination,  the Depositor,  the Master Servicer,  the Trustee,
any Mortgagor,  any Manager of a Mortgaged  Property,  or any Person known to a Responsible  Officer of the Trustee to be an Affiliate of any of them.

         Late  Collections:  With  respect to any  Mortgage  Loan,  all  amounts  received  during any Due  Period, whether as late payments of Monthly Payments or as Insurance  Proceeds,  Liquidation  Proceeds or otherwise,  which represent  late payments or  collections  of Monthly  Payments due but delinquent for a previous Due Period and not previously recovered.

         LIBOR:  With respect to any Distribution  Date, the arithmetic mean of the London  interbank  offered rate quotations  for one-month  U.S.  Dollar  deposits,  expressed on a per annum basis,  determined in accordance  with
Section 1.02.

         LIBOR  Business  Day:  Any day  other  than  (i) a  Saturday  or Sunday  or  (ii) a  day on which  banking institutions in London, England are required or authorized to by law to be closed.

         LIBOR Rate  Adjustment  Date:  With  respect to each  Distribution  Date,  the second  LIBOR  Business Day immediately preceding the commencement of the related Interest Accrual Period.

         Limited Repurchase Right Holder:  The Master Servicer, or its successor.

         Liquidation  Proceeds:  Amounts  (other  than  Insurance  Proceeds)  received  by the Master  Servicer  in connection  with the  taking of an  entire  Mortgaged  Property  by  exercise  of the  power of  eminent  domain or condemnation  or in connection with the liquidation of a defaulted Loan through  trustee's sale,  foreclosure  sale or otherwise, other than REO Proceeds and Subsequent Recoveries.

         Loan-to-Value  Ratio: As of any date, the fraction,  expressed as a percentage,  the numerator of which is the current  principal  balance of the related Mortgage Loan at the date of  determination  (plus, in the case of a junior lien Mortgage Loan, the principal  balance of the Senior  Mortgage Loan on the Related  Mortgaged  Property)
and the denominator of which is the Appraised Value of the related Mortgaged Property.

         Marker Rate:  With respect to the Class SB  Certificates  or the REMIC II  Regular  Interest SB-IO and any
Distribution  Date,  a per annum rate equal to two (2)  multiplied  by the weighted  average of the  Uncertificated
REMIC I  Pass-Through  Rates for each REMIC I Regular  Interest  (other than the REMIC I Regular  Interest AA) with the rates on each such REMIC I Regular  Interest  (other than REMIC I  Regular  Interest ZZ) subject to a cap equal to the Pass-Through  Rate for the corresponding  Class for such REMIC I Regular  Interest,  and the rate on REMIC I
Regular Interest ZZ subject to a cap of zero, in each case for purposes of this calculation.

         Maturity Date:  With respect to each Class of  Certificates  representing  ownership of regular  interests or  Uncertificated  Regular  Interests  issued by each of REMIC I and REMIC II the latest  possible  maturity date, solely  for  purposes  of  Section 1.860G-1(a)(4)(iii) of  the  Treasury  Regulations,  by  which  the  Certificate
Principal  Balance of each such Class of  Certificates  representing a regular  interest in the Trust Fund would be reduced to zero, which is, for each such regular interest, September 25, 2047.

         Maximum  Mortgage  Loan Rate:  With  respect to the  Class A  and Class M  Certificates  and any  Interest
Accrual Period, 14.00% per annum.

         Maximum  Mortgage  Rate:  With  respect to any  adjustable  rate  Mortgage  Loan,  the rate  indicated  in
Exhibit G  hereto as the "NOTE  CEILING,"  which rate is the maximum  interest  rate that may be applicable to such adjustable rate Mortgage Loan at any time during the life of such Mortgage Loan.

         Maximum  Net  Mortgage  Rate:  With  respect  to any  adjustable  rate  Mortgage  Loan  and  any  date  of determination,  the Maximum  Mortgage Rate minus the  Subservicing Fee Rate and, as to any fixed rate Mortgage Loan and any class of determination, the Net Mortgage Rate thereof.

         MERS:  Mortgage  Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of Delaware, or any successor thereto.

         MERS(R)System:  The system of recording transfers of Mortgages electronically maintained by MERS.

         MI Policy:  The bulk primary mortgage  insurance  policy issued by the Mortgage  Insurance Policy Provider on the Cut-off Date.

         MIN:  The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

         Minimum  Mortgage  Rate:  With respect to any  adjustable  rate Mortgage Loan, the greater of (i) the Note
Margin and (ii) the rate  indicated in Exhibit G  hereto as the "NOTE FLOOR",  which rate may be applicable to such adjustable  rate  Mortgage  Loan at any time during the life of such  adjustable  rate Mortgage Loan and, as to any fixed rate Mortgage Loan and any date of determination, the Net Mortgage Rate thereof.

         Modified Mortgage Loan:  Any Mortgage Loan that has been the subject of a Servicing Modification.

         Modified  Mortgage  Rate:  With  respect  to  any  Mortgage  Loan  that  is  the  subject  of a  Servicing
Modification,  the Mortgage  Rate,  minus the rate per annum by which the Mortgage  Rate on such  Mortgage Loan was reduced.

         Modified  Net  Mortgage  Rate:  With  respect to any  Mortgage  Loan that is the  subject  of a  Servicing
Modification,  the Net Mortgage  Rate,  minus the rate per annum by which the Mortgage  Rate on such  Mortgage Loan was reduced.

         MOM Loan:  With respect to any Mortgage Loan,  MERS acting as the mortgagee of such Mortgage Loan,  solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

         Monthly  Payment:  With respect to any Mortgage Loan  (including any REO Property) and the Due Date in any
Due Period,  the payment of principal and interest due thereon in accordance with the amortization  schedule at the time applicable thereto (after adjustment,  if any, for Curtailments and for Deficient  Valuations  occurring prior to such Due Date but before any adjustment to such  amortization  schedule by reason of any bankruptcy,  other than a Deficient  Valuation,  or similar  proceeding or any  moratorium or similar waiver or grace period and before any
Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

         Moody's:  Moody's Investors Service, Inc., or its successor in interest.

         Mortgage:  With  respect to each  Mortgage  Note  related to a  Mortgage  Loan which is not a  Cooperative
Loan, the mortgage,  deed of trust or other comparable  instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

         Mortgage File: The mortgage  documents  listed in  Section 2.01  pertaining to a particular  Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage Insurance Co-Trustee:  LaSalle Bank National Association, or any successor thereto.

         Mortgage Insurance Policy Provider:  Mortgage Guaranty  Insurance  Corporation,  a Wisconsin  corporation, or any successor thereto.

         Mortgage  Insurance  Policy  Provider  Default:  An event of  default  by the  Mortgage  Insurance  Policy
Provider under Section 2.8(b) of the  Endorsement to the Mortgage  Guaranty  Master Policy (which is part of the MI
Policy) or other event which would  result in the  cancellation  of  coverage  for all of the  Mortgage  Loans then covered by the MI Policy.

         Mortgage  Insurance  Premium:  As to any Mortgage Loan and any  Distribution  Date,  the aggregate  amount payable to the Mortgage Insurance Policy Provider under the MI Policy.

         Mortgage  Insurance  Premium Rate:  As to each Mortgage Loan covered by the MI Policy,  the per annum rate applicable to such Mortgage Loan as set forth in the MI Policy and as may be adjusted from time to time.

         Mortgage  Insurance  Premium Taxes Reserve Fund: An "outside  reserve fund" within the meaning of Treasury regulation  Section  1.860G-2(h),  which is not an asset of any  REMIC,  and which is  established  and  maintained pursuant to Section 4.13 hereof.  Ownership of the Mortgage  Insurance  Premium Taxes Reserve Fund shall be held by
Residential Funding.

         Mortgage  Insurance  Premium Taxes Reserve Fund Deposit:  With respect to the Mortgage  Insurance  Premium
Taxes  Reserve  Fund,  an amount equal to $0.00 which the Trustee  shall  deposit  into the Trust Fund  pursuant to
Section 4.13 hereof.  Also, the Depositor may make additional  deposits into the Mortgage  Insurance  Premium Taxes
Reserve Fund after the Closing Date, which shall be included in the Mortgage  Insurance  Premium Taxes Reserve Fund
Deposit.

         Mortgage  Insurance  Premium  Taxes  Reserve Fund  Residual  Right:  The right to  distributions  from the
Mortgage  Insurance  Premium Taxes Reserve Fund as described in Section 4.11 hereof.  Residential  Funding as owner of the Mortgage  Insurance  Premium Taxes Reserve Fund also shall be the holder of the Mortgage  Insurance  Premium
Taxes Reserve Fund Residual Right.

         Mortgage  Loan  Accrued  Interest:  With  respect  to each Neg Am Loan and each Due  Date,  the  aggregate amount of interest  accrued at the Mortgage  Rate in respect of such Mortgage Loan since the preceding Due Date (or in the case of the initial Due Date,  since the Cut-off  Date) to but not  including  such Due Date with respect to which the Mortgage Loan Accrued  Interest is being  calculated in accordance  with the terms of such Mortgage Loan, after giving  effect to any  previous  Principal  Prepayments,  Deficient  Valuation  or Debt Service  Reduction in
respect of such Neg Am Loan.

         Mortgage Loan  Schedule:  The lists of the Mortgage  Loans  attached  hereto as Exhibit G (as amended from time to time to reflect the  addition of Qualified  Substitute  Mortgage  Loans),  which lists shall set forth at a minimum the following information as to each Mortgage Loan:

                  (i)      the Mortgage Loan identifying number ("RFC LOAN #");

                  (ii)     [Reserved];

                  (iii)    the  maturity of the  Mortgage  Note  ("MATURITY  DATE" or  "MATURITY  DT") for Mortgage
         Loans and if such Loan is a Balloon Loan, the amortization thereof;

                  (iv)     the Mortgage Rate as of origination ("ORIG RATE");

                  (v)      the Mortgage  Rate as of the Cut-off Date for an  adjustable  rate  Mortgage Loan ("CURR
         RATE");

                  (vi)     the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

                  (vii)    the  scheduled  monthly  payment of  principal,  if any,  and interest as of the Cut-off
         Date ("ORIGINAL P & I" or "CURRENT P & I" for the adjustable rate Mortgage Loans);

                  (viii)   the Cut-off Date Principal Balance ("PRINCIPAL BAL");

                  (ix)     the Loan-to-Value Ratio at origination ("LTV");

                  (x)      a code "T",  "BT" or "CT" under the column "LN  FEATURE,"  indicating  that the Mortgage
         Loan is secured by a second or vacation  residence  (the absence of any such code means the Mortgage  Loan is secured by a primary residence);

                  (xi)     a code "N" under the column "OCCP CODE",  indicating  that the Mortgage  Loan is secured by a non-owner  occupied  residence (the absence of any such code means the Mortgage Loan is secured by an owner occupied residence);

                  (xii)    the Maximum Mortgage Rate for the adjustable rate Mortgage Loans ("NOTE CEILING");

                  (xiii)   the Maximum Net Mortgage Rate for the adjustable rate Mortgage Loans ("NET CEILING");

                  (xiv)    the Note Margin for the adjustable rate Mortgage Loans ("NOTE MARGIN");

                  (xv)     the first  Adjustment  Date after the  Cut-off  Date for the  adjustable  rate  Mortgage
         Loans ("NXT INT CHG DT");

                  (xvi)    the Periodic Cap for the adjustable  rate Mortgage Loans  ("PERIODIC  DECR" or "PERIODIC
         INCR");

                  (xvii)   (the  rounding  of the  semi-annual  or  annual  adjustment  to the  Mortgage  Rate with respect to the adjustable rate Mortgage Loans ("NOTE METHOD"); and

                  (xviii)  whether the Mortgage Loan is covered by the MI Policy  ("CODE 34"),  the absence of such code representing that the Mortgage Loan is not covered by an MI Policy.

         Such  schedules  may  consist of  multiple  reports  that  collectively  set forth all of the  information required.

         Mortgage Loans:  Such of the mortgage loans  transferred  and assigned to the Trustee  pursuant to Section
2.01 as from  time to time  are  held or  deemed  to be  held  as a part of the  Trust  Fund,  the  Mortgage  Loans originally  so held being  identified in the initial  Mortgage Loan  Schedule,  and Qualified  Substitute  Mortgage
Loans  held or deemed  held as part of the Trust  Fund  including,  without  limitation,  (i) with  respect to each
Cooperative  Loan, the related Mortgage Note,  Security  Agreement,  Assignment of Proprietary  Lease,  Cooperative
Stock Certificate,  Cooperative Lease and Mortgage File and all rights  appertaining  thereto and (ii) with respect to each Mortgage Loan other than a Cooperative  Loan,  each related  Mortgage Note,  Mortgage and Mortgage File and all rights appertaining thereto.

         Mortgage  Note:  The  originally   executed  note  or  other  evidence  of  indebtedness   evidencing  the
indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

         Mortgage Rate:  With respect to any Mortgage  Loan, the interest rate borne by the related  Mortgage Note, or any  modification  thereto  other than a  Servicing  Modification.  The  Mortgage  Rate on the  adjustable  rate
Mortgage  Loans  will  adjust  on each  Adjustment  Date to equal  the sum  (rounded  to the  nearest  multiple  of one-eighth of one percent  (0.125%) or up to the nearest  one-eighth  of one percent,  which are indicated by a "U"
on Exhibit G,  except in the case of the adjustable  rate Mortgage Loans indicated by an "X" on Exhibit G or hereto under the  heading  "NOTE  METHOD"),  of the  related  Index  plus the Note  Margin,  in each case  subject  to the applicable Periodic Cap, Maximum Mortgage Rate and Minimum Mortgage Rate.

         Mortgaged  Property:  The  underlying  real  property  securing  a  Mortgage  Loan,  or with  respect to a
Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

         Mortgagor:  The obligor on a Mortgage Note.

         Neg Am Loan:  Any Mortgage  Loan  providing for negative  amortization,  as indicated in the Mortgage Loan
Schedule.

         Net Mortgage  Rate:  With respect to any Mortgage Loan as of any date of  determination,  a per annum rate equal to the Mortgage Rate for such Mortgage Loan as of such date minus the Expense Fee Rate.

         Net Swap Payment:  With respect to each  Distribution  Date, the net payment  required to be made pursuant to the terms of the Swap Agreement by either the  Swap Counterparty or the Supplemental  Interest Trust Trustee, on
behalf of the  Supplemental  Interest  Trust,  which net payment  shall not take into account any  Swap Termination
Payment.

         Net WAC Cap Rate:  With  respect to any  Distribution  Date, a per annum rate (which will not be less than zero)  equal to the  excess of  (i) the  product  of (a) the  weighted  average  of the Net  Mortgage  Rates of the
Mortgage  Loans using the Net  Mortgage  Rates in effect for the  scheduled  payments  due on such  Mortgage  Loans during the related Due Period, and (b) a fraction  expressed as a percentage,  the numerator of which is 30 and the denominator of which is the actual number of days in the related  Interest  Accrual Period,  over (ii) the  product of (a) a  fraction  expressed  as a percentage  the  numerator of which is the product of (x) the amount of any Net
Swap  Payments  or Swap  Termination  Payments  not  due to a Swap  Counterparty  Trigger  Event  owed to the  Swap
Counterparty  as of such  Distribution  Date and (y) 12,  and the  denominator  of which  is the  aggregate  Stated
Principal  Balance  of the  Mortgage  Loans  as of such  Distribution  Date,  and  (b) a  fraction  expressed  as a percentage,  the numerator of which is 30 and the  denominator of which is the actual number of days in the related
Interest  Accrual  Period.  For federal income tax purposes,  however,  the Net WAC Cap Rate  is expressed as a per annum rate equal to the weighted average of the  Uncertificated  REMIC I  Pass-Through Rates on the REMIC I Regular
Interests, weighted on the basis of the Uncertificated Principal Balance of each such REMIC I Regular Interest.

         Net WAC Cap Shortfall:  Any Class A Net WAC Cap Shortfall or Class M Net WAC Cap Shortfall.

         Net WAC Cap  Shortfall  Carry-Forward  Amount:  Any Class A Net WAC Cap  Shortfall  Carry-Forward  Amount,
Class M Net WAC Cap Shortfall Carry-Forward Amount.

         Non-Primary  Residence Loans:  The Mortgage Loans designated as secured by second or vacation  residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

         Non-United States Person:  Any Person other than a United States Person.

         Nonrecoverable  Advance:  Any Advance  previously  made or  proposed to be made by the Master  Servicer or
Subservicer in respect of a Mortgage Loan (other than a Deleted  Mortgage  Loan) which,  in the good faith judgment of the Master Servicer,  will not, or, in the case of a proposed Advance,  would not, be ultimately  recoverable by the Master Servicer from related Late Collections,  Insurance Proceeds,  Liquidation  Proceeds or REO Proceeds.  To
the extent that any  Mortgagor is not  obligated  under the related  Mortgage  documents  to pay or  reimburse  any portion  of any  Advances  that are  outstanding  with  respect  to the  related  Mortgage  Loan as a  result  of a modification  of such Mortgage Loan by the Master  Servicer,  which forgives  amounts which the Master  Servicer or
Subservicer  had  previously  advanced,  and the  Master  Servicer  determines  that no other  source of payment or reimbursement  for such advances is available to it, such Advances shall be deemed to be  Nonrecoverable  Advances.
The  determination  by the Master  Servicer  that it has made a  Nonrecoverable  Advance  shall be  evidenced by an
Officer's  Certificate  delivered  to the  Depositor,  the  Trustee  and the  Master  Servicer  setting  forth such determination,  which shall  include any other  information  or reports  obtained  by the Master  Servicer  such as property operating statements,  rent rolls, property inspection reports and engineering reports,  which may support such  determinations.  Notwithstanding  the above, the Trustee shall be entitled to rely upon any  determination by the Master Servicer that any Advance previously made is a Nonrecoverable  Advance or that any proposed Advance,  if made, would constitute a Nonrecoverable Advance.

         Nonsubserviced  Mortgage  Loan: Any Mortgage Loan that, at the time of reference  thereto,  is not subject to a Subservicing Agreement.

         Note Margin:  With respect to each  adjustable  rate Mortgage Loan, the fixed  percentage set forth in the related  Mortgage Note and indicated in Exhibit G  hereto as the "NOTE  MARGIN,"  which  percentage is added to the
Index on each Adjustment Date to determine  (subject to rounding in accordance with the related  Mortgage Note, the
Periodic  Cap, the Maximum  Mortgage  Rate and the Minimum  Mortgage  Rate) the  interest  rate to be borne by such adjustable rate Mortgage Loan until the next Adjustment Date.

         Notional  Amount:  With  respect to the Class SB  Certificates  or the REMIC II  Regular  Interest  SB-IO,
immediately prior to any Distribution Date, the aggregate of the  Uncertificated  Principal Balances of the REMIC I
Regular Interests.

         Officer's  Certificate:  A  certificate  signed  by the  Chairman  of the  Board,  the  President,  a Vice
President,  Assistant Vice President,  Director,  Managing  Director,  the Treasurer,  the Secretary,  an Assistant
Treasurer or an Assistant  Secretary of the Depositor or the Master Servicer,  as the case may be, and delivered to the Trustee, as required by this Agreement.

         Opinion of Counsel:  A written opinion of counsel  acceptable to the Trustee and the Master Servicer,  who may be counsel for the Depositor or the Master  Servicer,  provided that any opinion of counsel  (i) referred to in the definition of  "Disqualified  Organization"  or  (ii) relating  to the  qualification of REMIC I or REMIC II as
REMICs or compliance with the REMIC  Provisions  must,  unless  otherwise  specified,  be an opinion of Independent counsel.

         Optional  Termination  Date: Any Distribution  Date on or after which the Stated Principal  Balance (after giving effect to distributions to be made on such  Distribution  Date) of the Mortgage Loans is less than 10.00% of the Cut-off Date Balance.

         Outstanding  Mortgage  Loan:  With respect to the Due Date in any Due Period,  a Mortgage Loan  (including an REO Property) that was not the subject of a Principal  Prepayment in Full,  Cash  Liquidation or REO Disposition
and that was not  purchased,  deleted or  substituted  for prior to such Due Date pursuant to  Section 2.02,  2.03,
2.04, 4.07 or 4.08.

         Overcollateralization  Amount:  With  respect to any  Distribution  Date,  the excess,  if any, of (a) the aggregate Stated  Principal  Balance of the Mortgage Loans before giving effect to distributions of principal to be made on such  Distribution  Date over (b) the  aggregate  Certificate  Principal Balance of the Class A and Class M
Certificates  as of  such  date,  before  taking  into  account  distributions  of  principal  to be  made  on that
Distribution Date.

         Overcollateralization  Floor:  An amount  equal to the  product  of 0.50% and the  Cut-off  Date  Balance;
provided,  however,  with respect to any Distribution Date on or after the Distribution Date in September 2027, the
"Overcollateralization  Floor" with respect to such  Distribution  Date shall be the greater of (i) an amount equal to 0.50% of the  Cut-off  Date  Balance,  or (ii) the sum  of (a) the  aggregate  Stated  Principal  Balance of the
Mortgage  Loans for  which the  original term to maturity is 40  years before  giving  effect to  distributions  of principal to be made on such Distribution Date, and (b) 0.10% of the Cut-off Date Balance..

         Overcollateralization  Increase  Amount:  With respect to any  Distribution  Date,  an amount equal to the lesser of (i) the sum of (a) Excess Cash Flow for that  Distribution  Date  available to make payments  pursuant to
Section  4.02(c)(xi),  amounts received by the Trust on that  Distribution Date available to make payments pursuant to  Section  4.09(c)(ii)  and  amounts  received  by the  Supplemental  Interest  Trust on that  Distribution  Date available  to make  payments  pursuant  to Section  4.10(c)(ii)  and (ii) the excess,  if any, of (x) the  Required
Overcollateralization  Amount  for that  Distribution  Date  over  (y) the  Overcollateralization  Amount  for that
Distribution Date.

         Overcollateralization  Reduction  Amount:  With  respect  to any  Distribution  Date for which the  Excess
Overcollateralization  Amount is, or would be,  after  taking into  account all other  distributions  to be made on such Distribution  Date,  greater than zero, an amount equal to the lesser of (i) the Excess  Overcollateralization
Amount for that Distribution Date and (ii) the Principal Remittance Amount for such Distribution Date.

         Ownership  Interest:  With  respect  to any  Certificate,  any  ownership  or  security  interest  in such
Certificate,  including any interest in such  Certificate  as the Holder  thereof and any other  interest  therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         Pass-Through  Rate:  With respect to the Class A  Certificates  and each Interest  Accrual  Period,  a per annum rate equal to the least of (i) LIBOR plus the related Class A  Margin,  (ii) the  Maximum  Mortgage Loan Rate
and (iii) the Net WAC Cap Rate. With respect to the Class M  Certificates  and each Interest  Accrual Period, a per annum rate equal to the least of (i) LIBOR plus the related Class M  Margin,  (ii) the  Maximum  Mortgage Loan Rate
and (iii) the Net WAC Cap Rate.

         With respect to the Class SB  Certificates or the REMIC II  Regular Interest SB-IO, a per annum rate equal to the  percentage  equivalent  of a fraction,  the  numerator of which is (x) the  sum,  for each REMIC I  Regular
Interest,  of the excess of the  Uncertificated  REMIC I  Pass-Through  Rate for such REMIC I Regular Interest over the Marker Rate,  applied to the  Uncertificated  Notional Amount and the denominator of which is (y) the aggregate
Uncertificated Principal Balance of the REMIC I Regular Interests.

         Paying Agent:  LaSalle Bank National Association, or any successor Paying Agent appointed by the Trustee.

         Percentage  Interest:  With  respect to any Class A  and Class M  Certificate,  the  undivided  percentage ownership  interest in the related Class evidenced by such Certificate,  which percentage  ownership interest shall be equal to the  Initial  Certificate  Principal  Balance  thereof  divided by the  aggregate  Initial  Certificate
Principal  Balance  of all of the  Certificates  of the same  Class.  The  Percentage  Interest  with  respect to a
Class SB Certificate or Class R Certificate shall be stated on the face thereof.

         Periodic Cap: With respect to each  adjustable  rate Mortgage  Loan, the periodic rate cap that limits the increase or the decrease of the related  Mortgage Rate on any Adjustment  Date pursuant to the terms of the related
Mortgage Note.

         Permitted Investments:  One or more of the following:

                  (i)      obligations  of or guaranteed as to principal and interest by the  United States  or any agency or  instrumentality  thereof when such  obligations  are backed by the full faith and credit of the
         United States;

                  (ii)     repurchase  agreements on  obligations  specified in  clause (i) maturing  not more than one month from the date of  acquisition  thereof,  provided  that the unsecured  obligations  of the party agreeing  to  repurchase  such  obligations  are at the time rated by each  Rating  Agency in its  highest short-term rating available;

                  (iii)    federal funds,  certificates  of deposit,  demand  deposits,  time deposits and bankers'
         acceptances  (which  shall each have an  original  maturity of not more than  90 days  and, in the case of bankers'  acceptances,  shall in no event have an  original  maturity of more than 365 days or a remaining maturity of more than 30 days)  denominated  in United States dollars of any U.S.  depository  institution or trust  company  incorporated  under  the laws of the  United  States  or any  state  thereof  or of any domestic branch of a foreign depository  institution or trust company;  provided that the debt obligations of such  depository  institution  or trust company at the date of  acquisition  thereof have been rated by each Rating  Agency in its highest  short-term  rating  available;  and,  provided  further  that,  if the original  maturity  of  such  short-term  obligations  of  a  domestic  branch  of  a  foreign  depository institution or trust company shall exceed  30 days,  the short-term  rating of such  institution  shall be
         A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

                  (iv)     commercial  paper and demand  notes  (having  original  maturities  of not more than 365 days) of any  corporation  incorporated  under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest  short-term  rating available;
         provided that such commercial  paper and demand notes shall have a remaining  maturity of not more than 30 days;

                  (v)      a money market fund or a qualified  investment  fund rated by each Rating  Agency in its highest long-term rating available (which may be managed by the Trustee or one of its Affiliates); and

                  (vi)     other  obligations  or  securities  that  are  acceptable  to each  Rating  Agency  as a
         Permitted  Investment  hereunder and will not reduce the rating  assigned to any Class of  Certificates by such  Rating  Agency  below  the  lower  of  the  then-current  rating  or the  rating  assigned  to  such
         Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided,  however,  that no instrument shall be a Permitted  Investment if it represents,  either (1) the right to receive only interest  payments  with respect to the  underlying  debt  instrument or (2) the right to receive both principal  and interest  payments  derived from  obligations  underlying  such  instrument  and the  principal  and interest  payments with respect to such  instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such  underlying  obligations.  References  herein to the highest rating  available on unsecured long-term  debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of  Moody's,  and for purposes of this Agreement,  any references  herein to the highest rating  available on unsecured  commercial paper and short-term debt  obligations  shall mean the following:  A-1 in the case of Standard & Poor's,  P-1 in the case of Moody's and F-1 in the case of Fitch;  provided,  however,  that any Permitted  Investment  that is a short-term debt  obligation  rated A-1 by Standard & Poor's must satisfy the following  additional  conditions:  (i) the total amount of debt from A-1 issuers  must be limited to the  investment  of monthly  principal  and  interest  payments
(assuming fully amortizing  collateral);  (ii) the total amount of A-1 investments must not represent more than 20%
of the aggregate  outstanding  Certificate  Principal  Balance of the  Certificates  and each  investment  must not mature beyond 30 days;  (iii) the terms of the debt must have a predetermined  fixed dollar amount of principal due at maturity that cannot vary; and (iv) if the  investments  may be liquidated  prior to their maturity or are being relied on to meet a certain  yield,  interest  must be tied to a single  interest  rate index  plus a single  fixed spread (if any) and must move  proportionately  with that index.  Any Permitted  Investment  may be purchased by or through the Trustee or its Affiliates.

         Permitted  Transferee:  Any Transferee of a Class R  Certificate,  other than a Disqualified  Organization or Non-United States Person.

         Person:   Any  individual,   corporation,   limited  liability   company,   partnership,   joint  venture,
association,  joint-stock  company,  trust,  unincorporated  organization  or government or any agency or political subdivision thereof.

         Pool Stated  Principal  Balance:  With respect to any date of  determination,  the aggregate of the Stated
Principal  Balances  of each  Mortgage  Loan  that was an  Outstanding  Mortgage  Loan on the Due Date  immediately preceding the Due Period preceding such date of determination.

         Posted  Collateral  Account:  The separate  account  created and maintained by the  Supplemental  Interest
Trust Trustee, on behalf of the Supplemental Interest Trust, pursuant to Section 4.11(e).

         Prepayment  Assumption:  With respect to the Class A and Class M  Certificates,  the prepayment assumption to be used for  determining  the  accrual of  original  issue  discount  and  premium  and market  discount on such
Certificates  for federal  income tax  purposes,  which  assumes a  prepayment  rate of 18% HEP with respect to the fixed-rate first lien Mortgage Loans and 100% PPV with respect to the adjustable-rate Mortgage Loans.

         Prepayment  Interest  Shortfall:  With respect to any Distribution  Date and any Mortgage Loan (other than a Mortgage  Loan  relating to an REO Property)  that was the subject of (a) a  Principal  Prepayment in Full during the related  Prepayment  Period,  an amount equal to the excess of one month's interest at the related Net Mortgage
Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan) on the Stated  Principal  Balance of
such  Mortgage  Loan over the amount of interest  (adjusted  to the  related Net  Mortgage  Rate (or  Modified  Net
Mortgage Rate in the case of a Modified  Mortgage  Loan)) paid by the Mortgagor for such  Prepayment  Period to the date of such Principal  Prepayment in Full or (b) a  Curtailment  during the prior calendar  month, an amount equal to one month's  interest at the related Net Mortgage  Rate (or Modified Net Mortgage Rate in the case of a Modified
Mortgage Loan) on the amount of such Curtailment.

         Prepayment  Period:  With respect to any  Distribution  Date,  the calendar  month  preceding the month of distribution.

         Primary  Insurance Policy:  Each primary policy of mortgage  guaranty  insurance as indicated by a numeric code on Exhibit G with the exception of either code "23" or "96" under the column "MI CO CODE".

         Principal  Distribution  Amount:  With respect to any  Distribution  Date, the lesser of (a) the excess of
(i) the  sum of (x) the  Available  Distribution  Amount for such  Distribution  Date,  plus any  amounts  received pursuant to the Swap  Agreement  by the  Supplemental  Interest  Trust and amounts  received  pursuant to the Yield
Maintenance  Agreement by the Trust for the  Distribution  Date,  over (ii) the  Interest  Distribution  Amount and
(b) the sum of:

                  (i)      the principal  portion of each Monthly Payment  received or Advanced with respect to the related Due Period on each Outstanding Mortgage Loan;

                  (ii)     the Stated  Principal  Balance  of any  Mortgage  Loan  repurchased  during the  related
         Prepayment Period (or deemed to have been so repurchased in accordance with  Section 3.07(b))  pursuant to
         Section 2.02,  2.03,  2.04, 4.07 or 4.08, the amount of any shortfall  deposited in the Custodial  Account in connection  with the  substitution  of a Deleted  Mortgage Loan pursuant to Section 2.03 or 2.04 during the related  Prepayment  Period and the Stated Principal  Balance of Mortgage Loans purchased  pursuant to
         Section 9.01 in connection with such Distribution Date, if applicable;

                  (iii)    the  principal  portion of all other  unscheduled  collections,  other  than  Subsequent
         Recoveries,  on the  Mortgage  Loans  (including,  without  limitation,  Principal  Prepayments  in  Full,
         Curtailments,  Insurance  Proceeds,  Liquidation  Proceeds and  REO Proceeds)  received during the related
         Prepayment  Period to the  extent  applied  by the Master  Servicer  as  recoveries  of  principal  of the
         Mortgage Loans pursuant to Section 3.14;

                  (iv)     the  lesser  of  (a) Subsequent  Recoveries  for  such  Distribution  Date  and  (b) the principal  portion of any Realized Losses  allocated to any Class of Certificates on a prior  Distribution
         Date and remaining unreimbursed;

                  (v)      the sum of (I) the lesser of  (a) Excess  Cash Flow for that  Distribution  Date (to the extent not used  pursuant  to  clause (iv) of  this  definition  on such  Distribution  Date) and  (b) the principal  portion of any  Realized  Losses  incurred  (or deemed to have been  incurred)  on any Mortgage
         Loans in the calendar month preceding such  Distribution  Date to the extent covered by Payments under the
         Yield Maintenance  Agreement for that Distribution  Date, (II) the lesser of (a) payments  under the Yield
         Maintenance  Agreement for that Distribution Date (to the extent not used pursuant to clause (iv) of  this definition on such  Distribution  Date) and (b) the  principal portion of any Realized Losses incurred (or deemed to have been  incurred) on any Mortgage Loans in the calendar  month  preceding  such  Distribution
         Date to the extent covered by payments under the Yield  Maintenance  Agreement for that  Distribution Date and (III) the  lesser  of  (a) Net  Swap  Payments  for that  Distribution  Date (to the  extent  not used pursuant to  clause (iv) of  this definition on such  Distribution  Date) and (b) the principal portion of any  Realized  Losses  incurred (or deemed to have been  incurred)  on any Mortgage  Loans in the calendar month preceding such  Distribution  Date to the extent covered by Net Swap Payments for that  Distribution
         Date; and

                  (vi)     the sum of (I) the lesser of (a) the  Excess  Cash Flow for such  Distribution  Date (to the extent not used to cover Realized  Losses pursuant to  clause (iv) and  (v) of this definition on such
         Distribution  Date)  and  (b) the   Overcollateralization   Increase  Amount  (without  giving  effect  to
         Section 4.02(c)(xi))  for such  Distribution  Date to the  extent  covered  by  Excess  Cash Flow for that
         Distribution  Date,  (II) the lesser of (a) the  payments under the Yield  Maintenance  Agreement for such
         Distribution  Date (to the extent not used to cover Realized  Losses  pursuant to  clause (iv) and  (v) of this  definition on such  Distribution  Date) and (b) the  Overcollateralization  Increase Amount (without giving  effect to  Section 4.02(c)(xvii)  and  Section  4.09(c)  (ii)) for such  Distribution  Date to the extent  covered by payments under the Yield  Maintenance  Agreement for that  Distribution  Date and (III)
         the  lesser of  (a) the  Net Swap  Payments  for such  Distribution  Date (to the extent not used to cover
         Realized  Losses  pursuant  to  clause (iv) and  (v) of this  definition  on such  Distribution  Date) and
         (b) the  Overcollateralization  Increase  Amount (without  giving effect to  Section 4.02(c)(xi),  Section
         4.09(c)(ii)  and  Section  4.10(c)(ii))  for such  Distribution  Date to the  extent  covered  by Net Swap
         Payments for that Distribution Date;

         minus

                  (vii)    the amount of any Overcollateralization Reduction Amount for such Distribution Date;

                  (viii)   the amount of any Deferred  Interest paid out of principal  collections  on the Mortgage
         Loans as part (other than  Subsequent  Recoveries)  of the Class A,  Class M-1,  Class M-2,  Class M-3 and
         Class M-4 Interest Distribution Amounts, as applicable, for that Distribution Date;

                  (ix)     the amount of any Capitalization Reimbursement Amount for such Distribution Date; and

                  (x)      any Net  Swap  Payments  or Swap  Termination  Payments  not due to a Swap  Counterparty
         Trigger Event owed to the Swap  Counterparty  to the extent not previously paid from interest or principal collections on the Mortgage Loans.

provided,  however, that the Principal  Distribution Amount on any Distribution Date shall not be less than zero or greater than the aggregate Certificate Principal Balance of the Class A and Class M Certificates.

         Principal  Prepayment:  Any  payment of  principal  or other  recovery  on a Mortgage  Loan,  including  a recovery that takes the form of  Liquidation  Proceeds or Insurance  Proceeds,  which is received in advance of its scheduled  Due Date and is not  accompanied  by an amount as to interest  representing  scheduled  interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

         Principal  Prepayment  in Full:  Any  Principal  Prepayment  made by a Mortgagor  of the entire  principal balance of a Mortgage Loan.

         Principal  Remittance  Amount:  With respect to any Distribution Date, the sum of the amounts described in clauses (b)(i),  (b)(ii) and  (b)(iii) of  the definition of Principal  Distribution  Amount for that  Distribution
Date.

         Program Guide: The Residential  Funding Seller Guide for mortgage  collateral  sellers that participate in
Residential  Funding's  standard  mortgage  programs,  and  Residential  Funding's  Servicing  Guide  and any other subservicing  arrangements  which  Residential  Funding has arranged to  accommodate  the servicing of the Mortgage
Loans.

         Purchase  Price:  With  respect  to any  Mortgage  Loan  (or REO  Property)  required  to be or  otherwise purchased  on any  date  pursuant  to  Section 2.02,  2.03,  2.04,  4.07 or  4.08,  an  amount  equal to the sum of
(i) (a) if  such Mortgage Loan (or REO Property) is being purchased  pursuant to Sections 2.02,  2.03, 2.04 or 4.07 of this  Agreement,  100% of the Stated  Principal  Balance  thereof  plus the  principal  portion  of any  related unreimbursed  Advances or (b) if such Mortgage Loan (or REO Property) is being  purchased  pursuant to Section 4.07 of this Agreement,  the greater of (1) 100% of the Stated Principal  Balance thereof plus the principal  portion of any related  unreimbursed  Advances on such  Mortgage  Loan (or REO Property) and (2) the fair market value thereof plus the principal portion of any related  unreimbursed  Advances and (ii) unpaid  accrued interest at the Adjusted
Mortgage  Rate (or Modified Net Mortgage  Rate in the case of a Modified  Mortgage  Loan),  or (b) in the case of a purchase  made by the Master  Servicer,  at the Net Mortgage  Rate (or Modified Net Mortgage  Rate in the case of a
Modified  Mortgage Loan),  in each case on the Stated  Principal  Balance thereof to, but not including,  the first day of the  month  following  the  month of  purchase  from the Due Date to  which  interest  was last  paid by the
Mortgagor.

         Qualified  Insurer:  A mortgage  guaranty  insurance  company duly qualified as such under the laws of the state of its principal  place of business and each state having  jurisdiction  over such insurer in connection with the insurance  policy issued by such insurer,  duly  authorized  and licensed in such states to transact a mortgage guaranty  insurance  business in such states and to write the insurance  provided by the insurance policy issued by it,  approved as a FNMA- or  FHLMC-approved  mortgage  insurer or having a claims paying ability rating of at least
"AA" or equivalent rating by a nationally recognized statistical rating organization.  Any replacement insurer with respect to a Mortgage  Loan must have at least as high a claims  paying  ability  rating as the insurer it replaces had on the Closing Date.

         Qualified  Substitute  Mortgage Loan: A Mortgage Loan substituted by Residential  Funding or the Depositor for a  Deleted  Mortgage  Loan  which  must,  on the  date of  such  substitution,  as  confirmed  in an  Officers'
Certificate delivered to the Trustee,  (i) have an outstanding principal balance,  after deduction of the principal portion of the monthly  payment due in the month of  substitution  (or in the case of a  substitution  of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding  principal balance,  after such deduction), not in excess of the Stated  Principal  Balance of the Deleted  Mortgage  Loan (the amount of any  shortfall  to be deposited by Residential  Funding,  in the Custodial  Account in the month of  substitution);  (ii) have a Mortgage
Rate and a Net Mortgage  Rate no lower than and not more than 1% per annum  higher than the  Mortgage  Rate and Net
Mortgage  Rate,  respectively,  of the  Deleted  Mortgage  Loan  as of  the  date  of  substitution;  (iii) have  a
Loan-to-Value  Ratio at the time of  substitution  no higher than that of the Deleted  Mortgage Loan at the time of substitution;  (iv) have  a remaining  term to stated  maturity  not greater  than (and not more than one year less than) that of the Deleted  Mortgage Loan;  (v) comply with each  representation  and warranty set forth in Sections
2.03 and 2.04  hereof and  Section 4  of the  Assignment  Agreement;  and (vi) in the case of the  adjustable  rate
Mortgage  Loans,  (w) have a Mortgage  Rate that adjusts with the same  frequency  and based upon the same Index as that of the  Deleted  Mortgage  Loan,  (x) have a Note  Margin  not less than that of the  Deleted  Mortgage  Loan;
(y) have a Periodic Rate Cap that is equal to that of the Deleted  Mortgage  Loan;  and (z) have a next  Adjustment
Date no later than that of the Deleted Mortgage Loan.

         Rating  Agency:  Moody's and Standard & Poor's.  If any agency or a successor  is no longer in  existence,
"Rating Agency" shall be such  statistical  credit rating agency,  or other  comparable  Person,  designated by the
Depositor, notice of which designation shall be given to the Trustee and the Master Servicer.

         Realized  Loss:  With respect to each Mortgage Loan (or REO  Property) as to which a Cash  Liquidation  or
REO  Disposition  has occurred,  an amount (not less than zero) equal to (i) the  Stated  Principal  Balance of the
Mortgage Loan (or REO Property) as of the date of Cash  Liquidation or REO  Disposition,  plus  (ii) interest  (and
REO Imputed  Interest,  if any) at the Net Mortgage  Rate (or Modified Net Mortgage  Rate in the case of a Modified
Mortgage  Loan) from the Due Date as to which  interest was last paid or advanced to  Certificateholders  up to the last day of the month in which the Cash Liquidation (or REO Disposition)  occurred on the Stated Principal  Balance of such  Mortgage  Loan (or REO  Property)  outstanding  during each Due Period that such  interest was not paid or advanced to the extent,  with respect to Negative  Amortization  Loans, such interest does not constitute  Deferred
Interest that has been added to the principal  balance of such Mortgage Loan,  minus  (iii) the  proceeds,  if any, received during the month in which such Cash  Liquidation (or REO Disposition)  occurred,  to the extent applied as recoveries of interest at the Net Mortgage  Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage
Loan) and to principal of the Mortgage  Loan, net of the portion  thereof  reimbursable  to the Master  Servicer or any  Subservicer  with respect to related  Advances,  Servicing  Advances or other  expenses as to which the Master
Servicer or Subservicer is entitled to  reimbursement  thereunder  but which have not been  previously  reimbursed.
With respect to each  Mortgage Loan which is the subject of a Servicing  Modification,  (a) (1) the amount by which the interest  portion of a Monthly  Payment or the  principal  balance of such Mortgage Loan was reduced or (2) the sum of any other amounts owing under the Mortgage Loan that were forgiven and that  constitute  Servicing  Advances that are  reimbursable to the Master  Servicer or a Subservicer,  and (b) any such amount with respect to a Monthly
Payment  that  was or would  have  been due in the  month  immediately  following  the  month in which a  Principal
Prepayment  or the  Purchase  Price of such  Mortgage  Loan is  received or is deemed to have been  received.  With respect to each Mortgage Loan which has become the subject of a Deficient  Valuation,  the  difference  between the principal  balance  of the  Mortgage  Loan  outstanding  immediately  prior  to such  Deficient  Valuation  and the principal  balance of the Mortgage Loan as reduced by the Deficient  Valuation.  With respect to each Mortgage Loan which  has  become  the  object  of  a  Debt  Service  Reduction,  the  amount  of  such  Debt  Service  Reduction.
Notwithstanding  the above,  neither a Deficient  Valuation nor a Debt Service Reduction shall be deemed a Realized
Loss  hereunder so long as the Master  Servicer  has  notified  the Trustee in writing that the Master  Servicer is diligently  pursuing any  remedies  that may exist in  connection  with the  representations  and  warranties  made regarding  the related  Mortgage  Loan and either  (A) the  related  Mortgage Loan is not in default with regard to payments due thereunder or  (B) delinquent  payments of principal and interest under the related  Mortgage Loan and any premiums on any applicable  primary hazard  insurance policy and any related escrow payments in respect of such
Mortgage  Loan are being  advanced  on a current  basis by the Master  Servicer  or a  Subservicer,  in either case without giving effect to any Debt Service Reduction.

         To the extent the Master Servicer  receives  Subsequent  Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage  Loan will be reduced to the extent such  recoveries  are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

         Realized Losses  allocated to the Class SB  Certificates  shall be allocated first to the REMIC II Regular
Interest  SB-IO in  reduction of the accrued but unpaid  interest  thereon  until such accrued and unpaid  interest shall have been  reduced to zero and then to the REMIC II  Regular  Interest  SB-PO in  reduction of the  Principal
Balance thereof.

         Record  Date:  With  respect  to  each  Distribution  Date  and  the  Class A   Certificates  and  Class M
Certificates  which  are  Book-Entry  Certificates,  the  close  of  business  on the  Business  Day  prior to such
Distribution Date.

         With  respect  to each  Distribution  Date and the  Certificates  (other  than  the  Class A  and  Class M
Certificates),  the close of business on the last  Business Day of the month next  preceding the month in which the related Distribution Date occurs, except in the case of the first Record Date, which shall be the Closing Date.

         Reference Bank Rate:  As defined in Section 1.02.

         Regular Interest:  Any one of the regular interests in the Trust Fund.

         Regulation   AB:   Subpart   229.1100   -   Asset   Backed   Securities   (Regulation   AB),   17   C.F.R.
ss.ss.229.1100-229.1123,  as  such  may  be  amended  from  time  to  time,  and  subject  to  such  clarification  and interpretation  as  have  been  provided  by the  Commission  in the  adopting  release  (Asset-Backed  Securities,
Securities  Act  Release  No.  33-8518,  70 Fed.  Reg.  1,506,  1,531  (January  7,  2005))  or by the staff of the
Commission, or as may be provided by the Commission or its staff from time to time.

         Relief Act:  The Servicemembers Civil Relief Act, as amended.

         Relief  Act  Shortfalls:  Interest  shortfalls  on the  Mortgage  Loans  resulting  from the Relief Act or similar legislation or regulations.

         REMIC:  A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         REMIC  Administrator:  Residential Funding Company,  LLC. If Residential Funding Company,  LLC is found by a court of competent  jurisdiction  to no longer be able to fulfill its  obligations as REMIC  Administrator  under this Agreement the Master  Servicer or Trustee acting as successor  master servicer shall appoint a successor REMIC
Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

         REMIC I:  The  segregated  pool of assets subject hereto  (exclusive of the Yield  Maintenance  Agreement, the Supplemental  Interest Trust Account,  the Swap Agreement and the Mortgage Insurance Premium Taxes Reserve Fund
and any  payments  thereunder,  which are not assets of any REMIC),  constituting  a portion of the  primary  trust created  hereby and to be  administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of: (i) the  Mortgage Loans and the related  Mortgage  Files;  (ii) all  payments on and  collections in respect of the  Mortgage  Loans due after the Cut-off  Date (other than  Monthly  Payments  due in the month of the
Cut-off  Date) as shall be on deposit in the  Custodial  Account or in the  Certificate  Account and  identified as belonging  to the Trust Fund;  (iii) property  which  secured a Mortgage  Loan and which has been  acquired for the benefit  of the  Certificateholders  by  foreclosure  or deed in lieu of  foreclosure;  (iv) the  hazard  insurance policies and Primary Insurance  Policies  pertaining to the Mortgage Loans, if any; and rights under the MI Policy, if any, and (v) all proceeds of clauses (i) through (iv) above.

         REMIC I  Interest  Loss  Allocation  Amount:  With respect to any  Distribution  Date,  an amount equal to
(a) the  product of (i) the  aggregate  Uncertificated  Principal  Balance of the REMIC I  Regular  Interests  then outstanding and (ii) the  Uncertificated  Pass-Through  Rate for REMIC I Regular Interest AA minus the Marker Rate, divided by (b) 12.

         REMIC I  Overcollateralized  Amount:  With respect to any date of  determination,  (i) 1% of the aggregate
Uncertificated  Principal  Balances  of the REMIC I  Regular  Interests  minus  (ii) the  aggregate  Uncertificated
Principal  Balances of the REMIC I  Regular  Interests  (other than REMIC I  Regular  Interests AA and ZZ), in each case as of such date of determination.

         REMIC I Principal Loss Allocation  Amount:  With respect to any Distribution  Date, an amount equal to the product of (i) the  aggregate  Stated  Principal  Balance of the Mortgage Loans then outstanding and (ii) 1 minus a fraction,  the numerator of which is two times the sum of the Uncertificated  Principal Balances of REMIC I Regular
Interests A-1, A-2, M-1, M-2, M-3 and M-4 and the denominator of which is the sum of the  Uncertificated  Principal
Balances of A-1, A-2, M-1, M-2, M-3, M-4 and ZZ.

         REMIC I  Regular  Interest:  Any  of the  separate  non-certificated  beneficial  ownership  interests  in
REMIC I issued  hereunder and designated as a "regular  interest" in REMIC I.  Each REMIC I Regular  Interest shall accrue interest at the related  Uncertificated  REMIC I Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal,  subject to the terms and conditions  hereof,  in an aggregate amount equal to  its  initial  Uncertificated  Principal  Balance  as  set  forth  in  the  Preliminary  Statement  hereto.  The designations for the respective REMIC I Regular Interests are set forth in the Preliminary Statement hereto.

         REMIC I  Regular  Interest AA: A regular  interest in REMIC I  that is held as an asset of REMIC II,  that has an initial  principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest A-1: A regular  interest in REMIC I that is held as an asset of REMIC II,  that has an initial  principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest A-2: A regular  interest in REMIC I that is held as an asset of REMIC II,  that has an initial  principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest M-1: A regular  interest in REMIC I that is held as an asset of REMIC II,  that has an initial  principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest M-2: A regular  interest in REMIC I that is held as an asset of REMIC II,  that has an initial  principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest M-3: A regular  interest in REMIC I that is held as an asset of REMIC II,  that has an initial  principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest M-4: A regular  interest in REMIC I that is held as an asset of REMIC II,  that has an initial  principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest ZZ: A regular  interest in REMIC I  that is held as an asset of REMIC II,  that has an initial  principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I Regular Interest ZZ Maximum  Interest  Deferral  Amount:  With respect to any  Distribution  Date, the excess of  (i) Uncertificated  Accrued Interest  calculated with the REMIC I Regular Interest ZZ Uncertificated
Pass-Through Rate and an Uncertificated  Principal Balance equal to the excess of (x) the Uncertificated  Principal
Balance of REMIC I  Regular  Interest ZZ over  (y) the  REMIC I  Overcollateralized  Amount,  in each case for such
Distribution  Date, over (ii) the sum of  Uncertificated  Accrued  Interest on REMIC I Regular Interest A-1 through
REMIC I  Regular  Interest M-4, with the rate on each such REMIC I Regular  Interest  subject to a cap equal to the
Pass-Through Rate for the corresponding Class for the purpose of this calculation.

         REMIC II:  The segregated pool of assets described in the Preliminary Statement.

         REMIC II  Regular  Interest:  Any  "regular  interest"  issued  by  REMIC II  the  ownership  of  which is evidenced by a Class A Certificate, Class M Certificate or the Class SB Certificate.

         REMIC II Regular Interest SB-IO: A separate  non-certificated  regular interest of REMIC II  designated as a REMIC II  Regular  Interest.  REMIC II Regular Interest SB-IO shall have no entitlement to principal and shall be entitled to distributions of interest subject to the terms and conditions  hereof,  in an aggregate amount equal to interest distributable with respect to the Class SB Certificates pursuant to the terms and conditions hereof.

         REMIC II Regular Interest SB-PO: A separate  non-certificated  regular interest of REMIC II  designated as a REMIC II  Regular  Interest.  REMIC II  Regular Interest SB-PO shall have no entitlement to interest and shall be entitled to distributions  of principal  subject to the terms and conditions  hereof,  in an aggregate amount equal to principal distributable with respect to the Class SB Certificates pursuant to the terms and conditions hereof.

         REMIC  Provisions:  Provisions of the federal income tax law relating to real estate  mortgage  investment conduits,  which  appear at Sections  860A through  860G of  Subchapter  M of  Chapter 1  of the Code,  and related provisions,  and temporary and final  regulations (or, to the extent not inconsistent  with such temporary or final regulations,  proposed regulations) and published rulings,  notices and announcements  promulgated  thereunder,  as the foregoing may be in effect from time to time.

         REMIC Regular Interests:  the REMIC I Regular Interests and REMIC II Regular Interests.

         REO  Acquisition:  The  acquisition by the Master Servicer on behalf of the Trustee for the benefit of the
Certificateholders of any REO Property pursuant to Section 3.14.

         REO  Disposition:  With respect to any REO Property,  a  determination  by the Master Servicer that it has received  substantially  all  Insurance  Proceeds,  Liquidation  Proceeds,  REO Proceeds  and  other  payments  and recoveries  (including  proceeds of a final sale) which the Master Servicer expects to be finally  recoverable from the sale or other disposition of the REO Property.

         REO  Imputed  Interest:  With  respect  to any REO  Property,  for any  period,  an amount  equivalent  to interest  (at a rate  equal to the sum of the Net  Mortgage  Rate that would have been  applicable  to the  related
Mortgage  Loan had it been  outstanding  net of  amounts  that would have been  Deferred  Interest,  if any) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

         REO  Proceeds:  Proceeds,  net of expenses,  received in respect of any REO Property  (including,  without limitation,  proceeds from the rental of the related Mortgaged  Property or with respect to a Cooperative Loan, the related  Cooperative  Apartment)  which proceeds are required to be deposited into the Custodial  Account only upon the related REO Disposition.

         REO Property:  A Mortgaged  Property acquired by the Master Servicer,  on behalf of the Trust Fund for the benefit of the Certificateholders  pursuant to Section 3.14,  through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

         Reportable  Modified  Mortgage  Loan:  Any Mortgage  Loan that  (i) has  been subject to an interest  rate reduction,  (ii) has  been  subject to a term  extension  or  (iii) has  had amounts  owing on such  Mortgage  Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan;  provided,  however,  that a Mortgage Loan  modified in  accordance  with  clause (i) above  for a temporary  period shall not be a Reportable
Modified  Mortgage  Loan if such  Mortgage  Loan has not been  delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter.

         Repurchase Event:  As defined in the Assignment Agreement.

         Request for Release:  A request for  release,  the form of which is attached as  Exhibit H  hereto,  or an electronic request in a form acceptable to the Custodian.

         Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement,  the Program Guide or the related  Subservicing  Agreement in respect of such Mortgage Loan.

         Required  Overcollateralization  Amount:  With respect to any Distribution  Date, (a) if such Distribution
Date is prior to the  Stepdown  Date,  the sum of  approximately  6.90% of the  aggregate  Cut-off  Date  Principal
Balance  of the  mortgage  loans  and an  amount  by which  the  Certificate  Principal  Balances  of the Class M-4
Certificates  have been reduced by any payments  from Excess Cash Flow  pursuant to Section  4.02(c)(xvii),  on any prior  Distribution  Dates,  or (b) if such  Distribution  Date is on or after the Stepdown Date, the lesser of (i)
the sum of (1)  approximately  6.90% of the aggregate  Cut-off Date Principal Balance of the mortgage loans and (2)
the amount by which the  Certificate  Principal  Balances of the Class M-4  Certificates  have been  reduced by any payments  from Excess Cash Flow pursuant to Section  4.02(c)(xvii),  on any prior  Distribution  Dates and (ii) the greater of (1) the excess of (x) approximately 18.00% of the then current aggregate  outstanding  Principal Balance of the mortgage  loans after  giving  effect to  distributions  to be made on that  Distribution  Date over (y) the aggregate  Class  Certificate  Balance  of the  Class M-4  Certificates  and (2) the  Overcollateralization  Floor.
Notwithstanding  the foregoing,  if a Trigger Event is in effect, the Required  Overcollateralization  Amount shall be an amount equal to the Required  Overcollateralization  Amount for the immediately  preceding  Distribution Date plus any amount by which the  Certificate  Principal  Balances of the Class M-4  Certificates  have been reduced by any payments of Excess Cash Flow pursuant to Section 4.02(c)(xvii) for the prior Distribution Date.

         Residential  Funding:  Residential  Funding Company,  LLC, a Delaware limited  liability  company,  in its capacity as seller of the  Mortgage  Loans to the  Depositor  and not in its capacity as Master  Servicer,  and any successor thereto.

         Responsible  Officer:  When  used  with  respect  to the  Trustee,  any  officer  of the  Corporate  Trust
Department of the Trustee,  including any Senior Vice President,  any Vice President, any Assistant Vice President,
any Assistant  Secretary,  any Trust Officer or Assistant  Trust Officer,  or any other officer of the Trustee,  in each case with direct responsibility for the administration of this Agreement.

         RFC Exemption:  As defined in Section 5.02(e)(ii).

         Rule 144A:  Rule 144A under the Securities Act of 1933, as in effect from time to time.

         Securitization  Transaction:  Any  transaction  involving  a sale or  other  transfer  of  mortgage  loans directly or  indirectly  to an issuing  entity in  connection  with an issuance  of publicly  offered or  privately placed, rated or unrated mortgage-backed securities.

         Security  Agreement:  With respect to a Cooperative  Loan, the agreement  creating a security  interest in favor of the originator in the related Cooperative Stock.

         Senior  Enhancement  Percentage:  For any Distribution  Date, the percentage  obtained by dividing (x) the
sum  of  (i) the   aggregate   Certificate   Principal   Balance  of  the   Class M   Certificates   and   (ii) the
Overcollateralization  Amount, in each case prior to the distribution of the Principal  Distribution Amount on such
Distribution  Date, by (y) the  aggregate  Stated  Principal  Balance of the Mortgage  Loans after giving effect to distributions to be made on that Distribution Date.

         Servicing Accounts:  The account or accounts created and maintained pursuant to Section 3.08.

         Servicing  Advances:  All customary,  reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default,  delinquency or other  unanticipated event by the Master Servicer or a Subservicer in the  performance of its servicing  obligations,  including,  but not limited to, the cost of (i) the  preservation, restoration  and  protection  of a  Mortgaged  Property  (or,  with  respect to a  Cooperative  Loan,  the  related
Cooperative  Apartment),  (ii) any  enforcement  or judicial  proceedings,  including  foreclosures,  including any expenses  incurred in relation to any such  proceedings  that result from the Mortgage Loan being registered on the
MERS System,  (iii) the management and liquidation of any REO Property,  (iv) any mitigation procedures implemented in accordance  with  Section 3.07  and  (v) compliance  with the  obligations  under  Sections  3.01,  3.08,  3.11,
3.12(a) and 3.14, including,  if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals  and brokerage  services that are  customarily  provided by Persons other than  servicers of mortgage loans, reasonable compensation for such services.

         Servicing  Criteria:  The "servicing  criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

         Servicing  Modification:  Any  reduction  of the  interest  rate on or the Stated  Principal  Balance of a
Mortgage  Loan,  any  extension  of the final  maturity  date of a Mortgage  Loan,  and any  increase to the Stated
Principal  Balance of a Mortgage Loan by adding to the Stated  Principal  Balance unpaid principal and interest and other amounts owing under the Mortgage  Loan,  in each case pursuant to a  modification  of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer,  default is reasonably  foreseeable in accordance with Section 3.07(a).

         Servicing   Officer:   Any  officer  of  the  Master  Servicer   involved  in,  or  responsible  for,  the
administration  and  servicing  of the  Mortgage  Loans  whose  name and  specimen  signature  appear  on a list of servicing  officers  furnished  to the Trustee on the Closing  Date by the Master  Servicer,  as such list may from time to time be amended.

         Sixty-Plus  Delinquency  Percentage:  With respect to any Distribution  Date the fraction,  expressed as a percentage,  equal to (x) the  aggregate  Stated  Principal  Balance of the Mortgage Loans that are 60 or more days delinquent  in  payment  of  principal  and  interest  for that  Distribution  Date,  including  Mortgage  Loans in foreclosure  and REO  Properties,  and  Mortgage  Loans  which  were  repurchased,  substituted  for or for which a modification  to the related  Mortgage  Note was made after the Cut-Off  Date in each case during the period  which includes the previous twelve  Distribution  Dates over (y) the sum of (i) the aggregate Stated Principal Balance of all of the Mortgage  Loans  immediately  preceding  that  Distribution  Date and (ii) the Mortgage Loans which were repurchased during the period which includes the previous twelve Distribution Dates.

         Standard & Poor's:  Standard & Poor's Rating Services,  a division of The McGraw-Hill  Companies,  Inc. or its successors in interest.

         Startup Date:  The day designated as such pursuant to Article X hereof.

         Stated Principal  Balance:  With respect to any Mortgage Loan or related REO Property,  at any given time,
(i) the sum of (a) the  Cut-off Date Principal  Balance of the Mortgage Loan,  (b) any  Deferred  Interest added to the  principal  balance of the Mortgage Loan pursuant to the terms of the Mortgage  Note,  (c) any  amount by which the Stated Principal Balance of the Mortgage Loan has been increased  pursuant to a Servicing  Modification,  minus
(ii) the sum of (a) the  principal  portion of the Monthly  Payments due with respect to such  Mortgage Loan or REO
Property  during each Due Period  commencing on the first Due Period after the Cut-Off Date and ending with the Due
Period  related to the most recent  Distribution  Date which were  received or with respect to which an Advance was made,  and (b) all  Principal  Prepayments  with respect to such Mortgage  Loan or REO Property,  and all Insurance
Proceeds,  Liquidation  Proceeds and REO Proceeds,  to the extent  applied by the Master  Servicer as recoveries of principal in accordance with  Section 3.14  with respect to such Mortgage Loan or REO Property,  in each case which were  distributed  pursuant to Section 4.02 or 4.03 on any previous  Distribution  Date, and (c) any  Realized Loss incurred with respect to such Mortgage Loan allocated to  Certificateholders  with respect thereto for any previous
Distribution Date.

         Stepdown Date: The earlier to occur of (i) the  Distribution  date after which the  Certificate  Principal
Balance of the Class A Certificates  has been reduced to zero, and (ii) the later to occur of (a) the  distribution
Date  occurring  in October 2010 and (b) the first  Distribution  Date on which the Senior  Enhancement  Percentage
(calculated for this purpose only after taking into account  distributions  of principal on the mortgage loans, but prior  to any  distribution  of  principal  to the  holders  of the  Certificates)  is  equal  to or  greater  than approximately 53.90%.

         Subordination:  The provisions described in Section 4.05 relating to the allocation of Realized Losses.

         Subordination  Percentage:  With  respect  to  the  Class A  Certificates,  46.10%;  with  respect  to the
Class M-1 Certificates,  61.40%; with respect to the Class M-2 Certificates,  74.50%; with respect to the Class M-3
Certificates, 82.00%; and with respect to the Class M-4 Certificates, 86.20%.

         Subsequent  Recoveries:  As of any Distribution  Date, amounts received by the Master Servicer (net of any related  expenses  permitted  to be  reimbursed  pursuant to  Section 3.10)  or surplus  amounts held by the Master
Servicer to cover estimated expenses  (including,  but not limited to, recoveries in respect of the representations and  warranties  made by the related  Seller  pursuant to the  applicable  Seller's  Agreement  and assigned to the
Trustee  pursuant  to  Section 2.04)  specifically  related  to a  Mortgage  Loan  that was the  subject  of a Cash
Liquidation or an REO Disposition prior to the related Prepayment Period and that resulted in a Realized Loss.

         Subserviced  Mortgage  Loan:  Any Mortgage  Loan that, at the time of reference  thereto,  is subject to a
Subservicing Agreement.

         Subservicer:  Any Person with whom the Master  Servicer has entered into a Subservicing  Agreement and who generally  satisfied  the  requirements  set  forth in the  Program  Guide in  respect  of the  qualification  of a
Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

         Subservicer  Advance:  Any  delinquent  installment  of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

         Subservicing Account:  An account established by a Subservicer in accordance with Section 3.08.

         Subservicing  Agreement:  The written  contract  between the Master Servicer and any Subservicer  relating to servicing and  administration  of certain Mortgage Loans as provided in  Section 3.02,  generally in the form of the servicer  contract  referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Depositor.

         Subservicing  Fee: With respect to any Mortgage Loan, the fee payable  monthly to the related  Subservicer
(or, in the case of a  Nonsubserviced  Mortgage Loan, to the Master  Servicer) in respect of subservicing and other compensation  that accrues with respect to each  Distribution  Date at an annual rate equal to the Subservicing Fee
Rate  multiplied  by the Stated  Principal  Balance of such Mortgage Loan as of the related Due Date in the related
Due Period.

         Subservicing Fee Rate:  The per annum rate designated on the Mortgage Loan Schedule as the "SUBSERV FEE".

         Supplemental  Interest  Trust:  The separate  trust created and  maintained by the  Supplemental  Interest
Trust Trustee pursuant to Section 4.10(a).  The primary activities of the Supplemental Interest Trust shall be:

(i)      holding the Swap Agreement;

(ii)     receiving collections or making payments with respect to the Swap Agreement; and

(iii)    engaging in other  activities  that are  necessary or incidental  to  accomplish  these limited  purposes, which  activities  cannot be  contrary  to the status of the  Supplemental  Interest  Trust as a qualified special purpose entity under existing accounting literature.

         Supplemental   Interest  Trust  Account:  The  separate  trust  account  created  and  maintained  by  the
Supplemental Interest Trust Trustee pursuant to Section 4.10(a).

         Supplemental Interest Trust Trustee:  as defined in the preamble hereto.

         Swap Agreement:  The interest  rate swap  agreement  between the  Swap Counterparty  and the  Supplemental
Interest  Trust  Trustee,  on behalf of the  Supplemental  Interest  Trust,  effective on the date set forth in the confirmation relating thereto,  which agreement provides for Net Swap Payments and Swap Termination  Payments to be
paid, as provided  therein,  together with any  schedules,  confirmations  or other  agreements  relating  thereto, attached hereto as Exhibit U.

         Swap Agreement  Notional Balance:  As to the  Swap Agreement and each Floating Rate Payer Payment Date (as defined in the Swap Agreement),  the lesser of (i) the aggregate  Certificate  Principal Balance of the Class A and
Class M Certificates on that Distribution Date or (ii) the amount set forth below:

   DISTRIBUTION DATE       NOTIONAL BALANCE ($)
      10/25/2007              263,772,444.17
      11/25/2007              256,893,736.90
      12/25/2007              249,462,084.08
       1/25/2008              241,477,861.82
       2/25/2008              233,330,369.41
       3/25/2008              225,126,636.14
       4/25/2008              217,143,462.00
       5/25/2008              209,258,502.48
       6/25/2008              201,801,651.28
       7/25/2008              193,502,644.84
       8/25/2008              186,422,743.73
       9/25/2008              179,505,082.70
      10/25/2008              172,711,122.94
      11/25/2008              166,196,851.17
      12/25/2008              159,361,951.50
       1/25/2009              147,196,883.11
       2/25/2009              121,400,878.78
       3/25/2009               81,537,447.21
       4/25/2009               72,937,755.68
       5/25/2009               69,504,392.15
       6/25/2009               66,741,184.69
       7/25/2009               64,218,486.58
       8/25/2009               62,005,910.86
       9/25/2009               59,887,663.90
      10/25/2009               57,336,617.86
      11/25/2009               55,397,850.75
      12/25/2009               53,018,632.31
       1/25/2010               50,662,957.34
       2/25/2010               44,621,685.82
       3/25/2010               39,237,612.65
       4/25/2010               37,953,123.95
       5/25/2010               36,668,192.75
       6/25/2010               35,589,757.17
       7/25/2010               34,506,620.40
       8/25/2010               33,469,069.02
       9/25/2010               32,490,655.41
      10/25/2010               31,542,223.42
      11/25/2010               30,622,786.23
      12/25/2010               29,729,959.66
       1/25/2011               28,836,944.17
       2/25/2011               27,998,975.45
       3/25/2011               27,186,404.97
       4/25/2011               26,398,409.96
       5/25/2011               25,634,196.65
       6/25/2011               24,892,999.23
       7/25/2011               24,141,299.40
       8/25/2011               23,415,703.65
       9/25/2011               22,711,053.91
      10/25/2011               22,059,132.09
      11/25/2011               21,381,390.15
      12/25/2011               20,675,261.33
       1/25/2012               19,687,240.52
       2/25/2012               18,498,086.06
       3/25/2012               17,805,041.91
       4/25/2012               17,285,911.34
       5/25/2012               16,818,034.94
       6/25/2012               16,362,705.91
       7/25/2012               15,918,774.62
       8/25/2012               15,486,777.17
       9/25/2012               15,066,394.45
      10/25/2012               14,657,315.90
      11/25/2012               14,259,128.00
      12/25/2012               13,871,654.61
       1/25/2013               13,494,609.08
       2/25/2013               13,127,712.38
       3/25/2013               12,770,692.90
       4/25/2013               12,423,286.36
       5/25/2013               12,085,235.47
       6/25/2013               11,756,289.83
       7/25/2013               11,436,205.72
       8/25/2013               11,123,988.76
       9/25/2013               10,820,150.19

         Swap  Certificate  Account  Deposit Date: With respect to any  Distribution  Date, the second Business Day prior thereto.

         Swap Counterparty:  The  swap  counterparty  under  the  Swap Agreement  either  (a) entitled  to  receive payments from the Supplemental  Interest Trust Trustee,  on behalf of the Supplemental  Interest Trust from amounts payable by the  Supplemental  Interest Trust Trustee,  on behalf of the  Supplemental  Interest  Trust,  under this
Agreement  or  (b) required  to make  payments  to the  Supplemental  Interest  Trust  Trustee,  on  behalf  of the
Supplemental  Interest  Trust,  for  payments  to  the  Supplemental  Interest  Trust  Trustee,  on  behalf  of the
Supplemental  Interest  Trust,  in either case  pursuant to the terms of the Swap  Agreement,  and any successor in interest or assign.  Initially, the Swap Counterparty shall be HSBC Bank USA, National Association.

         Swap Counterparty  Trigger Event:  With respect to any Distribution  Date, (i) an "Event of Default" under the Swap Agreement  with respect to which the  Swap Counterparty  is a Defaulting Party, (ii) a "Termination Event"
under the  Swap Agreement  with respect to which the  Swap Counterparty  is the sole  Affected  Party,  or (iii) an
"Additional  Termination Event" under the Swap Agreement  with respect to which the  Swap Counterparty  is the sole
Affected Party.

         Swap LIBOR:  LIBOR as determined pursuant to the Swap Agreement.

         Swap Termination  Payment:  Upon  the  designation  of an  "Early  Termination  Date"  as  defined  in the
Swap Agreement,  the payment to be made by the  Supplemental  Interest Trust Trustee on behalf of the  Supplemental
Interest  Trust  to  the  Swap Counterparty  from  payments  from  the  Supplemental  Interest  Trust,  or  by  the
Swap Counterparty  to the Supplemental  Interest Trust Trustee,  on behalf of the  Supplemental  Interest Trust for payment to the Supplemental Interest Trust, as applicable, pursuant to the terms of the Swap Agreement.

         Tax  Returns:  The federal  income tax return on Internal  Revenue  Service  Form 1066,  U.S.  Real Estate
Mortgage  Investment  Conduit  Income Tax  Return,  including  Schedule Q  thereto,  Quarterly  Notice to  Residual
Interest Holders of REMIC Taxable Income or Net Loss  Allocation,  or any successor forms, to be filed on behalf of any  REMIC  due to its  classification  as a REMIC  under the  REMIC  Provisions,  together  with any and all other information,  reports or returns that may be required to be furnished to the  Certificateholders  or filed with the
Internal Revenue Service or any other  governmental  taxing  authority under any applicable  provisions of federal, state or local tax laws.

         Transaction Party:  As defined in Section 12.02(a).

         Transfer:  Any direct or indirect  transfer,  sale,  pledge,  hypothecation or other form of assignment of any Ownership Interest in a Certificate.

         Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

         Transferor:  Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

         Trigger  Event:  A Trigger  Event is in effect with respect to any  Distribution  Date if either  (i) with respect to any Distribution  Date the three-month  average of the related  Sixty-Plus  Delinquency  Percentage,  as determined on that  distribution  date and the  immediately  preceding two  Distribution  Dates,  equals or exceeds
29.68% of the Senior  Enhancement  Percentage or (ii) the aggregate amount of Realized Losses on the mortgage loans as a percentage of the Cut-off Date Principal Balance exceeds the applicable amount set forth below:

    October 2009 to September 2010......       1.90%  with  respect  to  October  2009,  plus an  additional
                                               1/12th of 2.35% for each month thereafter.
    October 2010 to September 2011......       4.25%  with  respect  to  October  2010,  plus an  additional
                                               1/12th of 2.50% for each month thereafter.
    October 2011 to September 2012......       6.75%  with  respect  to  October  2011,  plus an  additional
                                               1/12th of 1.50% for each month thereafter.
    October 2012 to September 2013......       8.25% with respect to April 2012,  plus an additional  1/12th of 0.50% for each month thereafter.
    October 2013 and thereafter.........       8.75%

         Trustee Information:  As defined in Section 12.05(a)(i)(A).

         Trust Fund:  The  segregated  pool of assets subject  hereto,  consisting  of: (i) the  Mortgage Loans and the related  Mortgage  Files;  (ii) all  payments on and collections in respect of the Mortgage Loans due after the
Cut-off  Date  (other than  Monthly  Payments  due in the month of the Cut-off  Date) as shall be on deposit in the
Custodial  Account or in the  Certificate  Account and  identified  as belonging to the Trust Fund;  (iii) property which  secured  a  Mortgage  Loan  and  which  has been  acquired  for the  benefit  of the  Certificateholders  by foreclosure or deed in lieu of  foreclosure;  (iv) the hazard  insurance  policies and Primary  Insurance  Policies pertaining  to the Mortgage  Loans,  if any;  (v) rights  under the Yield  Maintenance  Agreement  and any payments thereunder;  (vi) rights under the Swap Agreement and the Supplemental  Interest Trust Account;  (vii) the Mortgage
Insurance  Premium Taxes Reserve Fund and the Mortgage  Insurance Premium Taxes Reserve Fund Deposit and (viii) all proceeds of clauses (i) through (vii) above.

         Uncertificated  Accrued  Interest:  With  respect to any REMIC I  Regular  Interest  for any  Distribution
Date, one month's interest at the related  Uncertificated  REMIC I  Pass-Through Rate for such  Distribution  Date, accrued on its  Uncertificated  Principal  Balance  immediately  prior to such  Distribution  Date.  Uncertificated
Accrued  Interest for the REMIC I  Regular  Interests  shall accrue on the basis of a 360-day  year  consisting  of twelve 30-day months.  For purposes of calculating the amount of  Uncertificated  Accrued  Interest for the REMIC I
Regular Interests for any Distribution Date, any Prepayment  Interest  Shortfalls and Relief Act Shortfalls (to the
extent not covered by  Compensating  Interest)  relating to the Mortgage Loans for any  Distribution  Date shall be allocated  first, to  Uncertificated  Accrued  Interest  payable to REMIC I Regular Interest AA and REMIC I Regular
Interest  ZZ up to an  aggregate  amount  equal  to the  REMIC I  Interest  Loss  Allocation  Amount,  98%  and 2%,
respectively,  and thereafter any remaining  Prepayment  Interest Shortfalls (to the extent not covered by Eligible
Master  Servicing  Compensation)  for any  Distribution  Date shall be allocated among REMIC I Regular Interest AA,
REMIC I  Regular  Interest A-1,  REMIC I  Regular  Interest A-2,  REMIC I Regular  Interest  M-1,  REMIC I  Regular
Interest M-2,  REMIC I  Regular  Interest M-3,  REMIC I  Regular  Interest M-1,  REMIC I  Regular  Interest M-4 and
REMIC I  Regular  Interest  ZZ,  pro rata  based on, and to the extent  of,  Uncertificated  Accrued  Interest,  as calculated without application of this sentence.

         Uncertificated  Notional  Amount:  With respect to the REMIC II  Regular  Interest SB-IO  component of the
Class SB  Certificates  and any  Distribution  Date,  an amount  equal to the  aggregate  Uncertificated  Principal
Balance of the REMIC I Regular Interests for such Distribution Date.

         Uncertificated  Principal Balance:  As of the Closing Date, the  Uncertificated  Principal Balance of each
REMIC I  Regular  Interest  shall  equal the amount set forth in the  Preliminary  Statement  hereto as its initial
Uncertificated  Principal Balance. On each Distribution Date, the Uncertificated  Principal Balance of each REMIC I
Regular  Interest shall be reduced by all  distributions of principal deemed made on such REMIC Regular Interest on such  Distribution  Date pursuant to Section 4.02  and, if and to the extent  necessary and  appropriate,  shall be further reduced on such  Distribution Date by Realized Losses as provided in Section 4.05,  and the  Uncertificated
Principal  Balance of REMIC I Regular Interest ZZ shall be increased by the related interest  deferrals as provided in Section 4.02.  The  Uncertificated  Principal  Balance of each REMIC I Regular Interest shall never be less than zero.  With respect to the REMIC II  Regular  Interest SB-PO an initial amount equal to the amount set forth in the
Preliminary  Statement hereto as its initial  Uncertificated  Principal  Balance.  On each  Distribution  Date, the
Uncertificated  Principal  Balance of each  REMIC II  Regular  Interest  shall be reduced by all  distributions  of principal deemed made on such REMIC Regular  Interest on such  Distribution  Date pursuant to Section 4.02  and, if and to the extent  necessary  and  appropriate,  shall be further  reduced on such  Distribution  Date by  Realized
Losses as provided in Section 4.05.

         Uncertificated  REMIC I  Pass-Through  Rate: With respect to any Distribution Date, a per annum rate equal to the  weighted  average of the Net  Mortgage  Rates of the  Mortgage  Loans in effect for the  scheduled  Monthly
Payments due on such Mortgage Loans during the related Due Period.

         Uniform  Single  Attestation  Program for Mortgage  Bankers:  The Uniform Single  Attestation  Program for
Mortgage  Bankers,  as published by the  Mortgage  Bankers  Association  of America and  effective  with respect to fiscal periods ending on or after December 15, 1995.

         Uninsured  Cause:  Any  cause of  damage  to  property  subject  to a  Mortgage  such  that  the  complete restoration of such property is not fully reimbursable by the hazard insurance policies.

         United States  Person:  A citizen or resident of the United States,  a  corporation,  partnership or other entity  (treated as a  corporation  or  partnership  for United  States  federal  income tax  purposes)  created or organized in, or under the laws of, the United States,  any state thereof,  or the District of Columbia  (except in the case of a partnership,  to the extent provided in Treasury  regulations)  provided that, for purposes solely of the restrictions on the transfer of Class R  Certificates,  no partnership or other entity treated as a partnership for United States  federal  income tax purposes  shall be treated as a United States Person unless all persons that own an interest in such  partnership  either  directly or through any entity that is not a  corporation  for United
States  federal  income tax  purposes  are  required by the  applicable  operative  agreement  to be United  States
Persons,  or an estate that is described  in  Section 7701(a)(30)(D) of  the Code,  or a trust that is described in
Section 7701(a)(30)(E) of the Code.

         VA:  The Veterans Administration, or its successor.

         Voting  Rights:  The portion of the voting  rights of all of the  Certificates  which is  allocated to any
Certificate.  98.00% of all of the Voting  Rights  shall be  allocated  among  Holders of the  Class A  and Class M
Certificates in proportion to the outstanding Certificate Principal Balances of their respective  Certificates;  1%
of all of the Voting  Rights shall be allocated  among the Holders of the Class SB  Certificates;  0.50% and 0.50%,
of  all of the  Voting  Rights  shall  be  allocated  to  each  of the  Holders  of the  Class R-I  and  Class R-II
Certificates,  respectively;  in each case to be allocated among the  Certificates of such Class in accordance with their respective Percentage Interest.

         Yield Maintenance  Agreement:  The yield maintenance  agreement,  effective as of October 9, 2007, between the Yield Maintenance  Agreement Provider and the Trustee, on behalf of the Trust,  effective on the date set forth in the  confirmation  relating  thereto,  which  agreement  provides  for  Yield  Maintenance  Payments  and  Yield
Maintenance  Agreement  Termination  Payments  to be paid,  as  provided  therein,  together  with  any  schedules, confirmations or other agreements relating thereto, attached hereto as Exhibit U.

         Yield  Maintenance  Agreement  Monthly Strike Rate:  With respect to the Yield  Maintenance  Agreement and each Distribution Date, the rate as set forth in the table below:

     DISTRIBUTION DATE         MONTHLY STRIKE RATE (%)
       11/25/2007                       5.851%
       12/25/2007                       5.862%
        1/25/2008                       5.538%
        2/25/2008                       5.443%
        3/25/2008                       5.212%
        4/25/2008                       5.084%
        5/25/2008                       4.939%
        6/25/2008                       4.821%
        7/25/2008                       4.877%
        8/25/2008                       4.820%
        9/25/2008                       4.776%
       10/25/2008                       4.738%
       11/25/2008                       4.704%
       12/25/2008                       4.677%
        1/25/2009                       4.658%
        2/25/2009                       4.647%
        3/25/2009                       4.643%
        4/25/2009                       4.646%
        5/25/2009                       4.656%
        6/25/2009                       4.672%
        7/25/2009                       4.695%
        8/25/2009                       4.723%
        9/25/2009                       4.756%
       10/25/2009                       4.794%
       11/25/2009                       4.834%
       12/25/2009                       4.875%
        1/25/2010                       4.916%
        2/25/2010                       4.956%
        3/25/2010                       4.994%
        4/25/2010                       5.030%
        5/25/2010                       5.063%
        6/25/2010                       5.091%
        7/25/2010                       5.115%
        8/25/2010                       5.133%
        9/25/2010                       5.144%
       10/25/2010                       5.150%
       11/25/2010                       5.155%
       12/25/2010                       5.161%
        1/25/2011                       5.168%
        2/25/2011                       5.176%
        3/25/2011                       5.186%
        4/25/2011                       5.197%
        5/25/2011                       5.210%
        6/25/2011                       5.224%
        7/25/2011                       5.241%
        8/25/2011                       5.259%
        9/25/2011                       5.280%
       10/25/2011                       5.302%
       11/25/2011                       5.324%
       12/25/2011                       5.345%
        1/25/2012                       5.364%
        2/25/2012                       5.382%
        3/25/2012                       5.399%
        4/25/2012                       5.413%
        5/25/2012                       5.426%
        6/25/2012                       5.437%
        7/25/2012                       5.446%
        8/25/2012                       5.452%
        9/25/2012                       5.456%
       10/25/2012                       5.458%
       11/25/2012                       5.460%
       12/25/2012                       5.463%
        1/25/2013                       5.467%
        2/25/2013                       5.471%
        3/25/2013                       5.476%
        4/25/2013                       5.483%
        5/25/2013                       5.490%
        6/25/2013                       5.498%
        7/25/2013                       5.508%
        8/25/2013                       5.519%
        9/25/2013                       5.531%

         Yield Maintenance  Agreement  Notional Balance:  With respect to any Distribution Date specified below and the Yield Maintenance  Agreement,  the lesser of (1) the aggregate Certificate Principal Balance of the Class A and
Class M  Certificates  immediately  prior to that  Distribution  Date and (2) the amount  specified  below for that
Distribution Date:

     DISTRIBUTION DATE         MONTHLY STRIKE RATE (%)
       11/25/2007                    1,274,897.32
       12/25/2007                    2,642,623.55
        1/25/2008                    4,064,131.16
        2/25/2008                    5,524,396.79
        3/25/2008                    6,961,144.15
        4/25/2008                    8,315,904.81
        5/25/2008                    9,553,593.41
        6/25/2008                   10,731,805.12
        7/25/2008                   11,713,761.67
        8/25/2008                   12,705,474.76
        9/25/2008                   13,616,808.84
       10/25/2008                   14,440,899.91
       11/25/2008                   15,236,568.91
       12/25/2008                   16,018,389.15
        1/25/2009                   16,445,654.98
        2/25/2009                   15,186,215.84
        3/25/2009                   10,647,672.45
        4/25/2009                   10,335,228.11
        5/25/2009                   10,631,273.39
        6/25/2009                   10,817,891.09
        7/25/2009                   10,867,707.61
        8/25/2009                   10,955,366.75
        9/25/2009                   11,023,188.00
       10/25/2009                   10,895,841.49
       11/25/2009                   10,933,016.93
       12/25/2009                   10,767,044.06
        1/25/2010                   10,559,206.57
        2/25/2010                    8,884,357.09
        3/25/2010                    7,341,574.89
        4/25/2010                    7,316,492.19
        5/25/2010                    7,267,296.79
        6/25/2010                    7,277,870.75
        7/25/2010                    7,264,201.36
        8/25/2010                    7,250,978.59
        9/25/2010                    7,244,691.28
       10/25/2010                    7,233,301.35
       11/25/2010                    7,217,123.36
       12/25/2010                    7,196,535.36
        1/25/2011                    7,154,697.12
        2/25/2011                    7,126,306.46
        3/25/2011                    7,094,218.74
        4/25/2011                    7,058,677.43
        5/25/2011                    7,019,913.78
        6/25/2011                    6,978,147.27
        7/25/2011                    6,910,620.41
        8/25/2011                    6,842,705.42
        9/25/2011                    6,771,535.82
       10/25/2011                    6,721,349.55
       11/25/2011                    6,634,951.19
       12/25/2011                    6,509,051.92
        1/25/2012                    6,145,070.64
        2/25/2012                    5,596,186.42
        3/25/2012                    5,411,115.75
        4/25/2012                    5,348,193.06
        5/25/2012                    5,313,680.92
        6/25/2012                    5,277,613.41
        7/25/2012                    5,240,055.16
        8/25/2012                    5,201,122.92
        9/25/2012                    5,160,906.01
       10/25/2012                    5,119,490.24
       11/25/2012                    5,076,951.38
       12/25/2012                    5,033,374.35
        1/25/2013                    4,988,835.09
        2/25/2013                    4,943,406.54
        3/25/2013                    4,897,158.67
        4/25/2013                    4,850,158.48
        5/25/2013                    4,802,470.32
        6/25/2013                    4,754,155.77
        7/25/2013                    4,705,273.87
        8/25/2013                    4,655,799.28
        9/25/2013                    4,605,857.26

         Yield  Maintenance  Agreement  Provider:   The  yield  maintenance  agreement  provider  under  the  Yield
Maintenance  Agreement  required to make  payments  to the  Trustee  for payment to the Trust Fund  pursuant to the terms of the  Yield  Maintenance  Agreement,  and any  successor  in  interest  or  assign.  Initially,  the  Yield
Maintenance Agreement Provider shall be HSBC Bank USA, National Association.

         Yield Maintenance  Agreement  Principal  Distributable  Amount: With respect to any Distribution Date, any
Yield  Maintenance  Payment  received  by the  Trustee,  on behalf of the Trust Fund,  under the Yield  Maintenance
Agreement for such Distribution Date and distributed in accordance with Section 4.09(c).

         Yield Maintenance  Agreement  Termination Payment:  Upon the designation of an "Early Termination Date" as defined in the Yield Maintenance  Agreement,  the payment to be made by the Yield Maintenance Agreement Provider to the Trustee for payment to the Trust Fund pursuant to the terms of the Yield Maintenance Agreement.

         Yield Maintenance  Payment:  With respect to each Distribution  Date, any payment received by the Trustee, on behalf of the Trust  Fund,  from the Yield  Maintenance  Agreement  Provider  pursuant to the terms of the Yield
Maintenance  Agreement,  with respect to such Distribution  Date,  provided that such payment shall not include any payment received by the Trustee,  on behalf of the Trust Fund, that is a Yield  Maintenance  Agreement  Termination
Payment, except as set forth in Section 4.09(e).

Section 1.02.     Determination of LIBOR.

         LIBOR applicable to the calculation of the Pass-Through  Rate on the Class A and Class M  Certificates for
any Interest  Accrual Period will be determined on each LIBOR Rate  Adjustment  Date. On each LIBOR Rate Adjustment
Date,  or if such LIBOR Rate  Adjustment  Date is not a Business  Day,  then on the next  succeeding  Business Day,
LIBOR shall be  established  by the Trustee and, as to any  Interest  Accrual  Period,  will equal the rate for one month United States  dollar  deposits  that appears on the Reuters Page LIBOR01 as of  11:00 A.M.,  London time, on such LIBOR Rate  Adjustment  Date.  "Reuters Page LIBOR01"  means the display  designated as page  "LIBOR01" on the
Reuters (or such other page as may  replace  Reuters  Page  LIBOR01 on that  service for the purpose of  displaying
London  interbank  offered rates of major banks).  If such rate does not appear on such page (or such other page as may replace that page on that service,  or if such service is no longer  offered,  LIBOR shall be so established by use of such other  service for  displaying  LIBOR or  comparable  rates as may be  selected  by the  Trustee  after consultation  with the Master  Servicer),  the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be  determined  on the basis of the rates at which  deposits in U.S.  Dollars are  offered by the  reference  banks
(which shall be any three major banks that are engaged in transactions  in the London  interbank  market,  selected by the Trustee  after  consultation  with the Master  Servicer) as of 11:00 A.M.,  London  time,  on the LIBOR Rate
Adjustment Date to prime banks in the London  interbank  market for a period of one month in amounts  approximately equal to the aggregate  Certificate  Principal  Balance of the Class A and Class M  Certificates  then outstanding.
The Trustee  shall request the  principal  London  office of each of the reference  banks to provide a quotation of its rate. If at least two such  quotations  are provided,  the rate will be the  arithmetic  mean of the quotations rounded up to the next  multiple of 1/16%.  If on such date fewer than two  quotations  are provided as  requested, the rate will be the arithmetic  mean of the rates quoted by one or more major banks in New York City,  selected by the Trustee after  consultation  with the Master Servicer,  as of 11:00 A.M.,  New York City time, on such date for loans in U.S.  Dollars to leading  European banks for a period of one month in amounts  approximately  equal to the aggregate  Certificate  Principal  Balance of the Class A and Class M  Certificates  then  outstanding.  If no such quotations can be obtained,  the rate will be LIBOR for the prior  Distribution Date;  provided however,  if, under the  priorities  described  above,  LIBOR  for a  Distribution  Date  would  be based  on  LIBOR  for the  previous
Distribution  Date for the third consecutive  Distribution  Date, the Trustee,  after  consultation with the Master
Servicer  shall  select  an  alternative  comparable  index  (over  which the  Trustee  has no  control),  used for determining  one-month  Eurodollar  lending rates that is calculated and published (or otherwise made available) by an independent  party.  The  establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Master
Servicer's  subsequent  calculation of the Pass-Through  Rates  applicable to the Class A and Class M  Certificates for the relevant  Interest Accrual Period,  in the absence of manifest error,  will be final and binding.  Promptly following  each LIBOR Rate  Adjustment  Date the Trustee  shall supply the Master  Servicer with the results of its determination of LIBOR on such date.

ARTICLE II

                                           CONVEYANCE OF MORTGAGE LOANS;
                                         ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.     Conveyance of Mortgage Loans.

(a)      The  Depositor,  concurrently  with the execution and delivery  hereof,  does hereby assign to the Trustee without  recourse all the right,  title and interest of the Depositor in and to (i) the  Mortgage Loans,  including all  interest and  principal on or with respect to the Mortgage  Loans due on or after the Cut-off Date (other than
Monthly Payments due on the Mortgage Loans in the month of the Cut-off Date);  (ii) the Mortgage  Insurance Premium
Taxes Reserve Fund Deposit and (iii) all proceeds of the foregoing.  In addition,  on the Closing Date, the Trustee is  hereby  directed  to enter  into the Yield  Maintenance  Agreement  on behalf of the Trust  Fund with the Yield
Maintenance  Agreement  Provider and the  Supplemental  Interest Trust Trustee is hereby directed to enter into the
Swap Agreement on behalf of the Trust Fund with the Swap Counterparty.

                  The  Depositor,  the Master  Servicer  and the  Trustee  agree that it is not  intended  that any mortgage  loan be  included  in the Trust  Fund that is either  (i) a  "High-Cost  Home Loan" as defined in the New
Jersey Home Ownership  Security Act effective  November 27, 2003,  (ii) a  "High-Cost  Home Loan" as defined in the
New Mexico Home Loan  Protection Act effective  January 1, 2004,  (iii) a "High Cost Home Mortgage Loan" as defined in the Massachusetts  Predatory Home Loan Practices Act effective  November 7, 2004 or (iv) a "High-Cost Home Loan"
as defined in the Indiana Home Loan Practices Act effective as of January 1, 2005.

(b)      In  connection  with such  assignment,  and  contemporaneously  with the delivery of this  Agreement,  the
Depositor  delivered or caused to be  delivered  hereunder to the Trustee,  the Yield  Maintenance  Agreement  (the
delivery of which shall evidence that the fixed payment for the Yield  Maintenance  Agreement has been paid and the
Trustee and the Trust Fund shall have no further  payment  obligation  thereunder  and that such fixed  payment has been authorized hereby),  and except as set forth in  Section 2.01(c) below  and subject to  Section 2.01(d) below, the Depositor  does hereby  deliver to, and deposit with, the Trustee,  or to and with one or more  Custodians,  as the duly appointed  agent or agents of the Trustee for such purpose,  the following  documents or  instruments  (or copies thereof as permitted by this Section) with respect to each Mortgage Loan so assigned:

         (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

(i)      The  original  Mortgage  Note,   endorsed  without  recourse  to  the  order  of  "LaSalle  Bank  National
         Association,  as  trustee  for the  Holders  of the RAAC  Series  2007-SP3  Trust,  Mortgage  Asset-Backed
         Pass-Through  Certificates,  Series  2007-SP3"  and showing an  unbroken  chain of  endorsements  from the originator  thereof to the Person endorsing it to the Trustee,  or with respect to any Destroyed  Mortgage
         Note, an original lost note  affidavit from the related  Seller or  Residential  Funding  stating that the original  Mortgage  Note was lost,  misplaced or destroyed,  together with a copy of the related  Mortgage
         Note;

(ii)     The original  Mortgage,  noting the presence of the MIN of the Mortgage Loan and language  indicating that the Mortgage Loan is a Mortgage Loan if the Mortgage Loan is a Mortgage  Loan,  with evidence of recording indicated  thereon  or, if the  original  Mortgage  has not yet been  returned  from the public  recording office, a copy of the original Mortgage with evidence of recording indicated thereon;

(iii)    The Assignment  (which may be included in one or more blanket  assignments if permitted by applicable law)
         of the Mortgage to the Trustee with evidence of recording  indicated  thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv)     The original  recorded  assignment or assignments of the Mortgage  showing an unbroken chain of title from the  originator to the Person  assigning it to the Trustee with evidence of  recordation  noted thereon or attached  thereto,  or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v)      The original of each modification,  assumption agreement or preferred loan agreement,  if any, relating to such Mortgage Loan, or a copy of each modification, assumption agreement or preferred loan agreement.

         (II) with respect to each Cooperative Loan so assigned:

(i)      The  original  Mortgage  Note,  endorsed  without  recourse  to the order of the  Trustee  and  showing an unbroken chain of endorsements from the originator  thereof to the Person endorsing it to the Trustee,  or with respect to any Destroyed  Mortgage  Note, an original lost note  affidavit from the related Seller or
         Residential  Funding stating that the original  Mortgage Note was lost,  misplaced or destroyed,  together with a copy of the related Mortgage Note;

(ii)     A counterpart of the  Cooperative  Lease and the Assignment of Proprietary  Lease to the originator of the
         Cooperative Loan with intervening  assignments  showing an unbroken chain of title from such originator to the Trustee;

(iii)    The related  Cooperative  Stock  Certificate,  representing  the related  Cooperative  Stock  pledged with respect to such  Cooperative  Loan,  together with an undated  stock power (or other  similar  instrument)
         executed in blank;

(iv)     The original  recognition  agreement by the  Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

(v)      The Security Agreement;

(vi)     Copies  of the  original  UCC-1  financing  statement,  and  any  continuation  statements,  filed  by the originator  of  such  Cooperative  Loan as  secured  party,  each  with  evidence  of  recording  thereof, evidencing the interest of the originator  under the Security  Agreement and the Assignment of Proprietary
         Lease;

(vii)    Copies of the filed UCC-3  assignments  of the security  interest  referenced in clause (vi) above showing an unbroken  chain of title from the originator to the Trustee,  each with evidence of recording  thereof, evidencing the interest of the originator  under the Security  Agreement and the Assignment of Proprietary
         Lease;

(viii)   An executed  assignment  of the  interest of the  originator  in the  Security  Agreement,  Assignment  of
         Proprietary  Lease and the  recognition  agreement  referenced  in clause (iv) above,  showing an unbroken chain of title from the originator to the Trustee;

(ix)     The original of each modification,  assumption agreement or preferred loan agreement,  if any, relating to such Cooperative Loan; and

(x)      A duly  completed  UCC-1  financing  statement  showing  Residential  Funding as debtor,  the Depositor as secured  party and the Trustee as assignee and a duly  completed  UCC-1  financing  statement  showing the
         Depositor as debtor and the Trustee as secured party,  each in a form  sufficient  for filing,  evidencing the interest of such debtors in the Cooperative Loans.

         The   Depositor   may,   in  lieu  of   delivering   the   original   of  the   documents   set  forth  in
Sections 2.01(b)(I)((iii),  (iv) and (v) and Sections 2.01(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as  permitted by Section  2.01(b)) to the Trustee or the  Custodian or  Custodians,  deliver such  documents to the
Master  Servicer,  and the  Master  Servicer  shall  hold such  documents  in trust for the use and  benefit of all present  and  future  Certificateholders  until  such  time as is set  forth in the next  sentence.  Within  thirty
Business Days following the earlier of (i) the  receipt of the original of all of the documents or instruments  set forth in  Sections 2.01(b)(I)  (iii),  (iv) and (v) and  Sections 2.01(b)(II)(ii),  (iv),  (vii),  (ix) and (x) (or
copies  thereof as permitted by such  Section) for any Mortgage Loan and (ii) a  written  request by the Trustee to deliver those  documents with respect to any or all of the Mortgage  Loans then being held by the Master  Servicer, the Master  Servicer  shall deliver a complete set of such  documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

(c)      Notwithstanding  the  provisions of  Section 2.01(b),  in the event that in  connection  with any Mortgage
Loan, if the  Depositor  cannot  deliver the original of the Mortgage,  any  assignment,  modification,  assumption agreement  or  preferred  loan  agreement  (or copy  thereof as  permitted  by  Section 2.01(b))  with  evidence of recording  thereon  concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment,  modification,  assumption agreement or preferred loan agreement  as the case may be,  has been  delivered  for  recordation,  or (ii) a  delay in the  receipt of certain information  necessary to prepare the related assignments,  the Depositor shall deliver or cause to be delivered to the Trustee or the respective  Custodian a copy of such Mortgage,  assignment,  modification,  assumption agreement or preferred loan agreement.

         The  Depositor  shall  promptly  cause to be recorded in the  appropriate  public office for real property records the Assignment referred to in clause (iii) of  Section 2.01(b),  except (a) in states where, in the Opinion of Counsel  acceptable to the Master  Servicer,  such recording is not required to protect the Trustee's  interests in the Mortgage  Loan or (b) if MERS is  identified  on the Mortgage or on a properly  recorded  assignment  of the
Mortgage as the mortgagee of record solely as nominee for Residential  Funding and its successors and assigns;  and shall promptly  cause to be filed the Form UCC-3  assignment and UCC-1  financing  statement  referred to in clause
(II)(vii) and (x),  respectively,  of Section 2.01(b). If any Assignment,  Form UCC-3 or Form UCC-1, as applicable, is lost or returned  unrecorded  to the Depositor  because of any defect  therein,  the  Depositor  shall prepare a substitute  Assignment,  Form UCC-3 or Form UCC-1,  as  applicable,  or cure such  defect,  as the case may be, and cause such  Assignment,  Form UCC-3 or Form UCC-1 to be recorded in accordance with this  paragraph.  The Depositor shall  promptly  deliver or cause to be  delivered  to the Trustee or the  respective  Custodian  such  Mortgage or
Assignment,  Form UCC-3 or Form UCC-1,  as  applicable  (or copy  thereof as permitted  by Section  2.01(b)),  with evidence of recording  indicated  thereon upon receipt thereof from the public recording office or from the related
Subservicer or Seller.  In connection  with its servicing of Cooperative  Loans,  the Master  Servicer will use its best  efforts to file  timely  continuation  statements  with regard to each  financing  statement  and  assignment relating to  Cooperative  Loans as to which the related  Cooperative  Apartment is located  outside of the State of
New York.

         If the  Depositor  delivers to the Trustee or Custodian  any Mortgage  Note or  Assignment  of Mortgage in
blank,  the Depositor  shall,  or shall cause the Custodian to,  complete the  endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim  Certification  issued by the
Custodian, as contemplated by Section 2.02.

         Any of the items set forth in Sections  2.01(b)(I) (ii) ,  (iii) ,  (iv) and (v) and  (III)(vi)  and (vii)
and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

         In  connection  with the  assignment of any Mortgage  Loan  registered on the MERS(R)System,  the Depositor further  agrees that it will cause,  at the  Depositor's  own expense,  within  30 Business  Days after the Closing
Date,  the MERS(R)System to indicate that such Mortgage  Loans have been assigned by the Depositor to the Trustee in accordance  with this Agreement for the benefit of the  Certificateholders  by including (or deleting,  in the case of Mortgage Loans which are  repurchased in accordance  with this Agreement) in such computer files (a) the code in the field which  identifies  the specific  Trustee and (b) the code in the field "Pool Field" which  identifies the series of the  Certificates  issued in connection  with such Mortgage Loans.  The Depositor  further agrees that it will not, and will not permit the Master  Servicer to, and the Master  Servicer  agrees that it will not, alter the codes  referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement  unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

(d)      It is intended  that the  conveyances  by the  Depositor to the Trustee of the Mortgage  Loans as provided for in this  Section 2.01  be  construed as a sale by the  Depositor  to the Trustee of the Mortgage  Loans for the
benefit of the  Certificateholders.  Further,  it is not intended that any such conveyance be deemed to be a pledge of the  Mortgage  Loans by the  Depositor  to the Trustee to secure a debt or other  obligation  of the  Depositor.
However,  in the event that the Mortgage Loans are held to be property of the Depositor or of Residential  Funding, or if for any reason this  Agreement is held or deemed to create a security  interest in the Mortgage  Loans,  then it is  intended  that  (a) this  Agreement  shall also be deemed to be a security  agreement  within the meaning of
Articles 8 and 9 of the New York Uniform  Commercial Code and the Uniform  Commercial Code of any other  applicable jurisdiction;  (b) the  conveyances  provided  for in this  Section 2.01  shall be  deemed to be (1) a grant by the
Depositor to the Trustee of a security  interest in all of the  Depositor's  right  (including  the power to convey title thereto),  title and interest,  whether now owned or hereafter  acquired,  in and to (A) the  Mortgage Loans, including (a) with respect to each Cooperative Loan, the related Mortgage Note, Security  Agreement,  Assignment of
Proprietary  Lease,  Cooperative  Stock  Certificate and Cooperative  Lease and Mortgage,  (b) with respect to each
Mortgage  Loan other than a  Cooperative  Loan,  the  related  Mortgage  Note and  Mortgage  and (c) any  insurance policies and all other documents in the related  Mortgage Files,  (B) all amounts payable  pursuant to the Mortgage
Loans, the Yield  Maintenance  Agreement or the Swap Agreement in accordance with the terms thereof and (C) any and all general intangibles,  payment intangibles,  accounts,  chattel paper,  instruments,  documents,  money, deposit accounts,  certificates of deposit,  goods, letters of credit,  advices of credit and investment property and other property of whatever  kind or  description  now  existing or  hereafter  acquired  consisting  of,  arising from or relating to any of the foregoing,  and all proceeds of the conversion,  voluntary or involuntary,  of the foregoing into cash,  instruments,  securities or other property,  including without limitation all amounts from time to time held or invested in the Certificate  Account or the Custodial  Account,  whether in the form of cash,  instruments, securities or other  property and (2) an  assignment  by the  Depositor to the Trustee of any security  interest in any and all of  Residential  Funding's  right  (including the power to convey title  thereto),  title and interest, whether now owned or hereafter  acquired,  in and to the property described in the foregoing  clauses (1)(A),  (B), and (C) granted by Residential  Funding to the Depositor pursuant to the Assignment  Agreement;  (c) the possession by the Trustee,  the Custodian or any other agent of the Trustee of Mortgage  Notes or such other items of property as they constitute  instruments,  money,  payment  intangibles,  negotiable  documents,  goods,  deposit  accounts, letters of credit,  advices of credit,  investment  property,  certificated  securities  or chattel  paper shall be deemed to be  "possession  by the secured  party," or  possession  by a purchaser  or a person  designated  by such secured  party,  for purposes of perfecting the security  interest  pursuant to the Uniform  Commercial  Code as in effect in the States of New York and Minnesota and any other  applicable  jurisdiction;  and  (d) notifications  to persons holding such property,  and acknowledgments,  receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments,  receipts or confirmations from,  securities  intermediaries, bailees or agents of, or persons  holding  for,  (as  applicable)  the Trustee for the purpose of  perfecting  such security interest under applicable law.

         The  Depositor  and, at the  Depositor's  direction,  Residential  Funding and the Trustee  shall,  to the extent  consistent  with this Agreement,  take such reasonable  actions as may be necessary to ensure that, if this
Agreement were deemed to create a security  interest in the Mortgage Loans and the other property  described above, such security  interest would be deemed to be a perfected  security interest of first priority under applicable law and will be  maintained as such  throughout  the term of this  Agreement.  Without  limiting the  generality of the foregoing,  the  Depositor  shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and,  the Trustee  shall  forward for filing,  or shall  cause to be  forwarded  for filing,  at the expense of the
Depositor,  all filings  necessary  to maintain  the  effectiveness  of any original  filings  necessary  under the
Uniform  Commercial Code as in effect in any jurisdiction to perfect the Trustee's  security interest in or lien on the Mortgage  Loans,  as evidenced by an Officers'  Certificate  of the  Depositor,  including  without  limitation
(x) continuation  statements,  and (y) such  other  statements  as may be  occasioned  by (1) any change of name of
Residential  Funding,  the  Depositor or the Trustee  (such  preparation  and filing shall be at the expense of the
Trustee,  if occasioned by a change in the Trustee's  name), (2) any change of location of the place of business or the chief  executive  office of  Residential  Funding or the  Depositor  or (3) any  transfer  of any  interest  of
Residential Funding or the Depositor in any Mortgage Loan.

Section 2.02.     Acceptance by Trustee.

         The Trustee  acknowledges  receipt (or, with respect to Mortgage  Loans subject to a Custodial  Agreement, and based solely upon a receipt or  certification  executed by the Custodian,  receipt by the respective  Custodian as  the  duly  appointed  agent  of  the  Trustee)  of  the  documents  referred  to in  Section 2.01(b)(I)(i)  and
Sections 2.01(b)(II)(i),  (iii), (v), (vi) and (viii) above (except that for purposes of such acknowledgment  only, a Mortgage  Note may be endorsed in blank and an  Assignment  of Mortgage may be in blank) and declares that it, or a Custodian as its agent,  holds and will hold such  documents and the other  documents  constituting a part of the
Mortgage  Files  delivered to it, or a Custodian as its agent,  in trust for the use and benefit of all present and future  Certificateholders.  The  Trustee  or  Custodian  (such  Custodian  being so  obligated  under a  Custodial
Agreement)  agrees,  for the benefit of  Certificateholders,  to review each Mortgage File delivered to it pursuant to  Section 2.01(b) within  45 days after the Closing Date to ascertain that all required  documents  (specifically as set forth in Section 2.01(b)),  have been executed and received,  and that such documents relate to the Mortgage
Loans identified on the Mortgage Loan Schedule,  as supplemented,  that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim  Certification")  to the effect that all documents required to be delivered pursuant to  Section 2.01(b) above  have been executed and received and that such documents  relate to the Mortgage
Loans  identified on the Mortgage Loan Schedule,  except for any exceptions  listed on Schedule A  attached to such
Interim  Certification.  Upon delivery of the Mortgage Files by the Depositor or the Master  Servicer,  the Trustee
shall acknowledge  receipt (or, with respect to Mortgage Loans subject to a Custodial  Agreement,  and based solely upon a receipt or certification (the "Final  Certification")  executed by the Custodian,  receipt by the respective
Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b) above.

         If the  Custodian,  as the  Trustee's  agent,  finds any  document or documents  constituting  a part of a
Mortgage  File to be missing or  defective,  upon receipt of  notification  from the  Custodian as specified in the succeeding  sentence,  the Trustee shall  promptly so notify or cause the  Custodian to notify the Master  Servicer and the  Depositor;  provided,  that if the Mortgage  Loan related to such Mortgage File is listed on Schedule A of the Assignment Agreement,  no notification shall be necessary.  Pursuant to Section 2.3 of the Custodial Agreement,
the Custodian will notify the Master  Servicer,  the Depositor and the Trustee of any such omission or defect found by it in respect of any Mortgage  File held by it in respect of the items  received by it pursuant to the Custodial
Agreement.  If such omission or defect  materially and adversely affects the interests in the related Mortgage Loan of the  Certificateholders,  the Master Servicer shall promptly notify the related  Subservicer of such omission or defect and request that such  Subservicer  correct or cure such omission or defect within 60 days from the date the
Master  Servicer was  notified of such  omission or defect and, if such  Subservicer  does not correct or cure such omission or defect  within such period,  that such  Subservicer  purchase such Mortgage Loan from the Trust Fund at its Purchase  Price,  in either case within 90 days from the date the Master Servicer was notified of such omission or defect;  provided  that if the omission or defect  would cause the  Mortgage  Loan to be other than a "qualified mortgage"  as defined in  Section 860G(a)(3)  of the Code,  any such cure or  repurchase  must occur within 90 days from the date such breach was discovered;  and provided further, that no cure,  substitution or repurchase shall be required  if such  omission  or defect is in respect of a Mortgage  Loan  listed on  Schedule A  of the  Assignment
Agreement.  The  Purchase  Price for any such  Mortgage  Loan shall be  deposited  or caused to be deposited by the
Master  Servicer in the  Custodial  Account  maintained  by it pursuant to  Section 3.07  and,  upon receipt by the
Trustee of written  notification of such deposit signed by a Servicing  Officer,  the Trustee or any Custodian,  as
the case may be, shall release the contents of any related  Mortgage File in its  possession  and the Trustee shall execute and deliver  such  instruments  of transfer or  assignment  prepared by the Master  Servicer,  in each case without  recourse,  as shall be  necessary  to vest in the  Subservicer  or its  designee,  as the case may be, any
Mortgage Loan released  pursuant  hereto and thereafter  such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing,  if the Subservicer or Residential  Funding that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R)System,  the Master  Servicer,  at its own expense and without  any right of  reimbursement,  shall cause MERS to execute and  deliver an  assignment  of the  Mortgage in recordable  form to transfer the Mortgage  from MERS to such  Subservicer  or  Residential  Funding and shall cause such Mortgage to be removed from  registration on the MERS(R)System in accordance with MERS' rules and  regulations.
It is understood  and agreed that the  obligation of the  Subservicer,  to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent  document  exists shall  constitute the sole remedy  respecting  such  defect  or  omission  available  to  Certificateholders  or  the  Trustee  on  behalf  of
Certificateholders.

Section 2.03.     Representations, Warranties and Covenants of the Master Servicer and the Depositor.

(a)      The  Master   Servicer   hereby   represents   and  warrants  to  the  Trustee  for  the  benefit  of  the
Certificateholders that:

(i)      The Master Servicer is a limited liability  company duly organized,  validly existing and in good standing under the laws  governing  its creation and  existence  and is or will be in  compliance  with the laws of each  state  in  which  any  Mortgaged  Property  is  located  to  the  extent  necessary  to  ensure  the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii)     The execution and delivery of this  Agreement by the Master  Servicer and its  performance  and compliance with the terms of this Agreement will not violate the Master  Servicer's  Certificate of  Incorporation or
         Bylaws or constitute a material  default (or an event which,  with notice or lapse of time, or both, would constitute  a material  default)  under,  or result in the  material  breach of,  any  material  contract, agreement or other  instrument  to which the Master  Servicer is a party or which may be applicable to the
         Master Servicer or any of its assets;

(iii)    This  Agreement,  assuming due  authorization,  execution  and delivery by the Trustee and the  Depositor, constitutes  a valid,  legal and binding  obligation  of the Master  Servicer,  enforceable  against it in
         accordance  with  the  terms  hereof  subject  to  applicable  bankruptcy,   insolvency,   reorganization,
         moratorium  and other laws  affecting  the  enforcement  of  creditors'  rights  generally  and to general principles of equity,  regardless of whether such  enforcement  is considered in a proceeding in equity or at law;

(iv)     The  Master  Servicer  is not in  default  with  respect to any order or decree of any court or any order, regulation or demand of any federal,  state,  municipal or governmental  agency,  which default might have consequences  that would materially and adversely affect the condition  (financial or other) or operations of the Master  Servicer or its  properties  or might have  consequences  that would  materially  adversely affect its performance hereunder;

(v)      No  litigation  is pending  or, to the best of the Master  Servicer's  knowledge,  threatened  against the
         Master  Servicer  which would  prohibit its entering  into this  Agreement or performing  its  obligations under this Agreement;

(vi)     The Master  Servicer shall comply in all material  respects in the  performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii)    No  information,  certificate  of an officer,  statement  furnished in writing or report  delivered to the
         Depositor,  any  Affiliate of the Depositor or the Trustee by the Master  Servicer  will, to the knowledge of the  Master  Servicer,  contain  any  untrue  statement  of a  material  fact or omit a  material  fact necessary to make the information, certificate, statement or report not misleading;

(viii)   The Master Servicer has examined each existing,  and will examine each new, Subservicing  Agreement and is or will be familiar with the terms  thereof.  The terms of each existing  Subservicing  Agreement and each designated  Subservicer  are acceptable to the Master  Servicer and any new  Subservicing  Agreements will comply with the provisions of Section 3.02; and

(ix)     The Master  Servicer is a member of MERS in good standing,  and will comply in all material  respects with the rules  and  procedures  of MERS in  connection  with the  servicing  of the  Mortgage  Loans  that are registered with MERS.

         It  is   understood   and   agreed   that  the   representations   and   warranties   set  forth  in  this
Section 2.03(a) shall  survive  delivery of the respective  Mortgage  Files to the Trustee or any  Custodian.  Upon
discovery  by  either  the  Depositor,  the  Master  Servicer,  the  Trustee  or any  Custodian  of a breach of any representation or warranty set forth in this  Section 2.03(a) which  materially and adversely affects the interests of the  Certificateholders  in any Mortgage  Loan,  the party  discovering  such breach  shall give prompt  written notice to the other parties (any Custodian being so obligated under a Custodial  Agreement).  Within 90 days of its discovery or its receipt of notice of such breach,  the Master  Servicer  shall either  (i) cure such breach in all material  respects  or  (ii) to  the  extent  that such  breach is with  respect  to a  Mortgage  Loan or a related document,  purchase  such  Mortgage  Loan from the Trust Fund at the Purchase  Price and in the manner set forth in
Section 2.02;  provided  that if the breach would cause the Mortgage  Loan to be other than a "qualified  mortgage"
as defined in  Section 860G(a)(3)  of the Code, any such cure or repurchase must occur within 90 days from the date such breach was  discovered.  The  obligation  of the Master  Servicer  to cure such breach or to so purchase  such
Mortgage Loan shall  constitute the sole remedy in respect of a breach of a  representation  and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

(b)      The  Depositor  hereby  represents  and warrants to the Trustee for the benefit of the  Certificateholders that as of the Closing Date (or, if otherwise  specified below, as of the date so specified):  (i) the  information set forth in Exhibit G  hereto with respect to each  Mortgage  Loan or the Mortgage  Loans,  as the case may be, is true and correct in all material  respects at the  respective  date or dates which such  information  is furnished;
(ii) immediately  prior to the  conveyance of the Mortgage  Loans to the Trustee,  the Depositor had good title to, and was the sole  owner of,  each  Mortgage  Loan free and  clear of any  pledge,  lien,  encumbrance  or  security interest  (other  than  rights to  servicing  and  related  compensation)  and such  conveyance  validly  transfers ownership  of the  Mortgage  Loans to the  Trustee  free and clear of any  pledge,  lien,  encumbrance  or security interest;  and (iii) each  Mortgage Loan constitutes a qualified mortgage under  Section 860G(a)(3)(A) of  the Code and Treasury Regulations Section 1.860G-2(a)(1).

         It  is   understood   and   agreed   that  the   representations   and   warranties   set  forth  in  this
Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian.

         Upon discovery by any of the Depositor,  the Master Servicer,  the Trustee or the Custodian of a breach of any of the  representations  and  warranties  set  forth in this  Section 2.03(b) which  materially  and  adversely affects the interests of the  Certificateholders  in any Mortgage  Loan,  the party  discovering  such breach shall give prompt  written notice to the other parties (the Custodian  being so obligated  under a Custodial  Agreement);
provided,   however,   that  in  the  event  of  a  breach  of  the   representation  and  warranty  set  forth  in
Section 2.03(b)(iii) ,  the party  discovering  such breach shall give such notice  within five days of  discovery.
Within 90 days of its  discovery  or its receipt of notice of breach,  the  Depositor  shall either  (i) cure  such breach in all material  respects or (ii) purchase  such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in  Section 2.02;  provided  that the  Depositor  shall  have the  option to  substitute  a
Qualified  Substitute  Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs within two years following  the Closing  Date;  provided  that if the omission or defect  would cause the Mortgage  Loan to be other than a  "qualified  mortgage"  as  defined  in  Section 860G(a)(3)  of the Code,  any such  cure,  substitution  or repurchase  must occur  within 90 days from the date such breach was  discovered.  Any such  substitution  shall be effected by the Depositor  under the same terms and conditions as provided in  Section 2.04  for  substitutions  by
Residential  Funding.  It is understood  and agreed that the  obligation of the Depositor to cure such breach or to so purchase or  substitute  for any Mortgage  Loan as to which such a breach has occurred and is  continuing  shall constitute the sole remedy respecting such breach available to the  Certificateholders  or the Trustee on behalf of the  Certificateholders.  Notwithstanding  the foregoing,  the Depositor  shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this  Section 2.03(b) if  the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04.     Representations and Warranties of Residential Funding.

         The Depositor,  as assignee of Residential Funding under the Assignment  Agreement,  hereby assigns to the
Trustee  for the  benefit  of the  Certificateholders  all of its  right,  title and  interest  in  respect  of the
Assignment  Agreement  applicable  to a  Mortgage  Loan.  Insofar  as  the  Assignment  Agreement  relates  to  the representations  and  warranties  made by  Residential  Funding in respect of such  Mortgage  Loan and any remedies provided thereunder for any breach of such  representations  and warranties,  such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders.

         Upon the  discovery by the  Depositor,  the Master  Servicer,  the Trustee or the Custodian of a breach of any of the  representations  and warranties made in the Assignment  Agreement in respect of any Mortgage Loan or of any  Repurchase  Event which  materially  and  adversely  affects the interests of the  Certificateholders  in such
Mortgage  Loan,  the party  discovering  such breach  shall give prompt  written  notice to the other  parties (the
Custodian being so obligated under a Custodial  Agreement).  The Master Servicer shall promptly notify  Residential
Funding of such breach or Repurchase  Event and request that  Residential  Funding  either  (i) cure such breach or
Repurchase  Event in all material  respects  within 90 days from the date the Master  Servicer was notified of such breach or Repurchase  Event or  (ii) purchase  such Mortgage Loan from the Trust Fund at the Purchase  Price and in the  manner  set forth in  Section 2.02;  provided  that,  in the case of a breach or  Repurchase  Event  under the
Assignment  Agreement,  Residential  Funding  shall have the option to substitute a Qualified  Substitute  Mortgage
Loan or Loans for such  Mortgage  Loan if such  substitution  occurs  within two years  following the Closing Date;
provided  that if the breach  would cause the Mortgage  Loan to be other than a "qualified  mortgage" as defined in
Section 860G(a)(3)  of the Code, any such cure or  substitution  must occur within 90 days from the date the breach was  discovered.  If the breach of  representation  and warranty that gave rise to the  obligation to repurchase or substitute a Mortgage Loan pursuant to Section 4 of the Assignment  Agreement was the  representation  and warranty set forth in clause (bb) of Section 4  thereof,  then the Master  Servicer shall request that  Residential  Funding pay to the Trust Fund,  concurrently  with and in addition to the remedies provided in the preceding  sentence,  an amount equal to any  liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the
Trust Fund,  and that  directly  resulted from such breach,  or if incurred and paid by the Trust Fund  thereafter, concurrently with such payment. In the event that Residential  Funding elects to substitute a Qualified  Substitute
Mortgage  Loan or Loans for a Deleted  Mortgage  Loan  pursuant to this  Section 2.04,  Residential  Funding  shall deliver to the Trustee or the Custodian for the benefit of the  Certificateholders  with respect to such  Qualified
Substitute  Mortgage Loan or Loans,  the original  Mortgage  Note,  the Mortgage,  an Assignment of the Mortgage in
recordable  form, and such other documents and agreements as are required by  Section 2.01,  with the Mortgage Note endorsed as required by Section 2.01.  No substitution  will be made in any calendar month after the  Determination
Date for such month.  Monthly  Payments  due with respect to Qualified  Substitute  Mortgage  Loans in the month of substitution  shall not be part of the Trust Fund and will be retained by the Master  Servicer  and remitted by the
Master Servicer to Residential  Funding on the next succeeding  Distribution  Date. For the month of  substitution, distributions  to the  Certificateholders  will include the Monthly Payment due on a Deleted Mortgage Loan for such month and  thereafter  Residential  Funding  shall be entitled  to retain all  amounts  received in respect of such
Deleted  Mortgage Loan.  The Master  Servicer shall amend or cause to be amended the Mortgage Loan Schedule for the benefit of the  Certificateholders  to reflect the removal of such Deleted  Mortgage Loan and the  substitution  of the Qualified  Substitute  Mortgage Loan or Loans and the Master  Servicer shall deliver the amended  Mortgage Loan
Schedule to the Trustee and the  Custodian.  Upon such  substitution,  the  Qualified  Substitute  Mortgage Loan or
Loans shall be subject to the terms of this Agreement and the related Subservicing  Agreement in all respects,  and
Residential  Funding shall be deemed to have made the  representations and warranties with respect to the Qualified
Substitute Mortgage Loan contained in Section 4 of the Assignment  Agreement,  as of the date of substitution,  and the covenants,  representations  and warranties set forth in this Section 2.04,  and in Section 2.03  hereof and in
Section 4 of the Assignment  Agreement,  and the Master Servicer shall be obligated to repurchase or substitute for any Qualified  Substitute  Mortgage Loan as to which a Repurchase  Event (as defined in the  Assignment  Agreement)
has occurred pursuant to Section 4 of the Assignment Agreement.

         In connection  with the  substitution of one or more Qualified  Substitute  Mortgage Loans for one or more
Deleted  Mortgage Loans,  the Master Servicer shall determine the amount (if any) by which the aggregate  principal balance of all such Qualified  Substitute  Mortgage Loans as of the date of substitution is less than the aggregate
Stated  Principal  Balance of all such Deleted  Mortgage  Loans (in each case after  application  of the  principal portion  of  the  Monthly  Payments  due  in  the  month  of  substitution  that  are  to  be  distributed  to  the
Certificateholders  in the month of substitution).  Residential  Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution,  without any  reimbursement  therefor.  Residential  Funding shall give  notice in writing to the Trustee of such event,  which  notice  shall be  accompanied  by an  Officers'
Certificate as to the  calculation of such shortfall and (in  accordance  with  Section 10.01(f))  by an Opinion of
Counsel to the effect that such  substitution  will not cause (a) any  federal tax to be imposed on the Trust Fund, including without  limitation,  any federal tax imposed on "prohibited  transactions" under  Section 860F(a)(1)  of the Code or on "contributions  after the startup date" under  Section 860G(d)(1)  of the Code or (b) any portion of any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.

         It is understood  and agreed that the  obligation of  Residential  Funding to cure such breach or purchase
(or in the case of  Residential  Funding  to  substitute  for) such  Mortgage  Loan as to which  such a breach  has occurred  and is  continuing  and to make any  additional  payments  required  under the  Assignment  Agreement  in connection with a breach of the  representation  and warranty in clause (bb) of Section 4  thereof shall constitute the sole  remedy  respecting  such  breach  available  to the  Certificateholders  or the  Trustee on behalf of the
Certificateholders.  If the Master Servicer is Residential  Funding,  then the Trustee shall also have the right to give the  notification and require the purchase or substitution  provided for in the second preceding  paragraph in the  event of such a  breach  of a  representation  or  warranty  made by  Residential  Funding  in the  Assignment
Agreement.  In connection with the purchase of or substitution  for any such Mortgage Loan by Residential  Funding, the Trustee shall assign to Residential  Funding all of the right,  title and interest in respect of the Assignment
Agreement applicable to such Mortgage Loan.

Section 2.05.     Execution and Authentication of Certificates; Conveyance of REMIC Regular Interests.

(a)      The Trustee  acknowledges  the  assignment  to it of the  Mortgage  Loans and the delivery of the Mortgage
Files to it, or the Custodian on its behalf,  subject to any exceptions  noted,  together with the assignment to it of all other assets included in the Trust Fund,  receipt of which is hereby  acknowledged.  Concurrently  with such delivery and in exchange  therefor,  the Trustee,  pursuant to the written request of the Depositor  executed by an officer of the  Depositor,  has executed and caused to be  authenticated  and delivered to or upon the order of the
Depositor the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

(b)      The Depositor  concurrently  with the execution and delivery  hereof,  does hereby transfer,  assign,  set over and  otherwise  convey in trust to the  Trustee  without  recourse  all the right,  title and  interest of the
Depositor  in and to the  REMIC I  Regular  Interests,  for the  benefit  of the  holders of the  REMIC II  Regular
Interests and the  Class R-II  Certificates.  The Trustee  acknowledges  receipt of the REMIC I  Regular  Interests
(each of which are  uncertificated)  and declares  that it holds and will hold the same in trust for the  exclusive use and benefit of the holders of the REMIC II  Regular  Interests and the Class R-II  Certificates.  The interests evidenced by the  Class R-II  Certificates,  together with the REMIC II  Regular  Interests,  constitute the entire beneficial ownership interest in REMIC II.

Section 2.06.     Purposes and Powers of the Trust.

         The purpose of the trust, as created hereunder, is to engage in the following activities:

(a)      To sell the Certificates to the Depositor in exchange for the Mortgage Loans;

(b)      To enter  into and  perform  its  obligations  under  this  Agreement,  the Swap  Agreement  and the Yield
Maintenance Agreement;

(c)      To engage in those  activities  that are necessary,  suitable or convenient to accomplish the foregoing or are incidental hereto or connected therewith; and

(d)      Subject to  compliance  with this  Agreement,  to engage in such other  activities  as may be  required in connection with conservation of  the Trust Fund and the making of distributions to the Certificateholders.

         The trust is hereby authorized to engage in the foregoing  activities.  Notwithstanding  the provisions of
Section 11.01,  the trust shall not engage in any activity  other than in  connection  with the  foregoing or other than as required or  authorized by the terms of this  Agreement  while any  Certificate  is  outstanding,  and this
Section 2.06  may not be  amended,  without  the  consent of the  Certificateholders  evidencing  a majority of the aggregate Voting Rights of the Certificates.

Section 2.07.     Agreement Regarding Ability to Disclose.

         The  Depositor,  the Master  Servicer and the Trustee hereby agree,  notwithstanding  any other express or
implied  agreement  to  the  contrary,   that  any  and  all  Persons,  and  any  of  their  respective  employees, representatives,  and other agents may disclose,  immediately  upon  commencement  of  discussions,  to any and all
Persons,  without  limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind  (including  opinions or other tax  analyses)  that are  provided  to any of them  relating to such tax
treatment and tax  structure.   For purposes of this  paragraph,  the terms "tax treatment" and "tax structure" are defined under Treasury Regulationss.1.6011-4(c).

ARTICLE III

                                  ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01.     Master Servicer to Act as Servicer.

(a)      The Master  Servicer shall service and administer the Mortgage Loans in accordance  with the terms of this
Agreement  and the  respective  Mortgage  Loans,  following  such  procedures  as it would employ in its good faith business  judgment  and which are normal and usual in its general  mortgage  servicing  activities,  and shall have full power and  authority,  acting alone or through  Subservicers  as provided in  Section 3.02,  to do any and all things which it may deem  necessary or desirable in  connection  with such  servicing and  administration.  Without limiting the  generality of the foregoing,  the Master  Servicer in its own name or in the name of a Subservicer is hereby  authorized and empowered by the Trustee when the Master  Servicer or the  Subservicer,  as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the  Certificateholders  and the
Trustee or any of them, any and all instruments of satisfaction or  cancellation,  or of partial or full release or discharge,  or of consent to assumption or modification in connection with a proposed conveyance,  or of assignment of any Mortgage and Mortgage Note in  connection  with the  repurchase of a Mortgage Loan and all other  comparable instruments,  or with respect to the  modification  or re-recording of a Mortgage for the purpose of correcting the
Mortgage,  the  subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure,  the commencement,  prosecution or completion  of judicial or  non-judicial  foreclosure,  the  conveyance  of a Mortgaged  Property to the related insurer,  the  acquisition  of any  property  acquired  by  foreclosure  or deed in  lieu  of  foreclosure,  or the management,  marketing and conveyance of any property  acquired by foreclosure or deed in lieu of foreclosure  with respect to the  Mortgage  Loans and with  respect to the  Mortgaged  Properties.  The  Master  Servicer  further is authorized and empowered by the Trustee,  on behalf of the  Certificateholders  and the Trustee, in its own name or in the name of the  Subservicer,  when the Master Servicer or the  Subservicer,  as the case may be, believes it is appropriate  in its best judgment to register any Mortgage Loan on the MERS(R)System,  or cause the removal from the registration  of any Mortgage  Loan on the MERS(R)System,  to execute and deliver,  on behalf of the Trustee and the
Certificateholders  or any of them, any and all  instruments of assignment and other  comparable  instruments  with respect to such  assignment or  re-recording  of a Mortgage in the name of MERS,  solely as nominee for the Trustee and its successors and assigns.  Any expenses  incurred in connection  with the actions  described in the preceding
sentence  shall  be  borne  by  the  Master  Servicer  in  accordance  with  Section 3.16(c),   with  no  right  of
reimbursement;  provided,  that if, as a result of MERS discontinuing or becoming unable to continue  operations in connection with the MERS(R)System,  it becomes  necessary to remove any Mortgage Loan from registration on the MERS(R)
System and to arrange for the assignment of the related  Mortgages to the Trustee,  then any related expenses shall be  reimbursable  to the  Master  Servicer  as set forth in  Section 3.10(a)(ii).  Notwithstanding  the  foregoing, subject to  Section 3.07(a),  the Master  Servicer shall not permit any  modification  with respect to any Mortgage
Loan that would both  constitute a sale or exchange of such  Mortgage  Loan within the meaning of  Section 1001  of the Code and any proposed,  temporary or final regulations  promulgated thereunder (other than in connection with a proposed  conveyance  or  assumption  of such  Mortgage  Loan that is treated  as a  Principal  Prepayment  in Full pursuant to  Section 3.13(d) hereof)  and cause any REMIC created hereunder to fail to qualify as a REMIC under the
Code. The Trustee shall furnish the Master  Servicer with any powers of attorney and other  documents  necessary or appropriate to enable the Master  Servicer to service and administer the Mortgage  Loans.  The Trustee shall not be liable for any action  taken by the Master  Servicer  or any  Subservicer  pursuant  to such  powers of attorney or other documents.  In servicing and  administering any  Nonsubserviced  Mortgage Loan, the Master Servicer shall, to the extent not  inconsistent  with this  Agreement,  comply with the Program Guide as if it were the  originator of such  Mortgage Loan and had retained the  servicing  rights and  obligations  in respect  thereof.  Notwithstanding anything  contained  herein to the contrary,  neither the Master  Servicer nor any Subservicer  shall,  without the
Trustee's written consent:  (i) initiate any action,  suit or proceeding  directly relating to the servicing of the
Mortgage  Loan solely under the Trustee's  name without  indicating  the Master  Servicer's  or  Subservicer's,  as applicable,  representative  capacity,  (ii) initiate any other action, suit or proceeding not directly relating to the  servicing  of any  Mortgage  Loan  (including  but not  limited  to  actions,  suits  or  proceedings  against
Certificateholders,  or against  the Seller for  breaches  of  representations  and  warranties)  solely  under the
Trustee's  name,  (iii) engage  counsel to represent  the Trustee in any action,  suit or  proceeding  not directly related to the servicing of any Mortgage Loan (including but not limited to actions,  suits or proceedings  against
Certificateholders,  or against the Seller for breaches of representations and warranties or (iv) prepare,  execute or deliver any government  filings,  forms,  permits,  registrations or other documents or take any action with the intent to cause, and that actually causes, the  Trustee to be registered to do business in any state.

         If the  Mortgage  relating  to a  Mortgage  Loan did not have a lien  senior to the  Mortgage  Loan on the related Mortgaged Property as of the Cut-off Date, then the Master Servicer,  in such capacity,  may not consent to the placing of a lien senior to that of the Mortgage on the related  Mortgaged  Property.  If the Mortgage relating to a Mortgage  Loan had a lien  senior to the  Mortgage  Loan on the related  Mortgaged  Property as of the Cut-off
Date,  then the Master  Servicer,  in such  capacity,  may consent to the  refinancing  of the prior  senior  lien, provided that the following requirements are met:

                  (A)      the Mortgagor's  debt-to-income  ratio resulting from such  refinancing is less than the original  debt-to-income ratio as set forth on the Mortgage Loan Schedule;  provided,  however, that in no instance  shall the resulting  Loan-to-Value  Ratio of such Mortgage Loan be higher than that permitted by the Program Guide; or

                  (B)      the  resulting  Loan-to-Value  Ratio  of  such  Mortgage  Loan  is no  higher  than  the
         Loan-to-Value  Ratio prior to such refinancing;  provided,  however, if such refinanced mortgage loan is a
         "rate and term"  mortgage loan (meaning,  the Mortgagor  does not receive any cash from the  refinancing), the  Loan-to-Value  Ratio may increase to the extent of either  (x) the  reasonable  closing costs of such refinancing or (y) any  decrease in the value of the related  Mortgaged  Property,  if the Mortgagor is in good standing as defined by the Program Guide.

(b)      In connection with servicing and  administering  the Mortgage Loans, the Master Servicer and any Affiliate
of the Master  Servicer  (i) may  perform  services such as appraisals and brokerage  services that are customarily provided by Persons  other than  servicers  of mortgage  loans,  and shall be entitled to  reasonable  compensation therefor in accordance with Section 3.10 and (ii) may,  at its own discretion and on behalf of the Trustee,  obtain credit information in the form of a "credit score" from a credit repository.

(c)      All costs  incurred by the Master  Servicer or by  Subservicers  in effecting the timely  payment of taxes and assessments on the properties  subject to the Mortgage Loans shall not, for the purpose of calculating  monthly distributions  to the  Certificateholders,  be  added  to the  amount  owing  under  the  related  Mortgage  Loans, notwithstanding  that the terms of such Mortgage Loan so permit,  and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(d)      The  Master  Servicer  may  enter  into  one or  more  agreements  in  connection  with  the  offering  of pass-through  certificates  evidencing  interests in one or more of the  Certificates  providing for the payment by the Master  Servicer of amounts  received by the Master Servicer as servicing  compensation  hereunder and required to cover certain  Prepayment  Interest  Shortfalls on the Mortgage Loans,  which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

(e)      The  relationship  of the Master  Servicer (and of any successor to the Master  Servicer) to the Depositor under this  Agreement is intended by the parties to be that of an  independent  contractor  and not that of a joint venturer, partner or agent.

(f)      The  relationship  of the Master  Servicer (and of any successor to the Master  Servicer) to the Depositor under this  Agreement is intended by the parties to be that of an  independent  contractor  and not that of a joint venturer,  partner  or  agent.  The  relationship  of the  Master  Servicer  (and of any  successor  to the  Master
Servicer) to the Trustee under this  Agreement is intended by the parties to be that of an  independent  contractor and not that of a joint venturer, partner or agent.

Section 3.02.     Subservicing  Agreements Between Master Servicer and Subservicers;  Enforcement of Subservicers'
                           Obligations.

(a)      The Master Servicer may continue in effect  Subservicing  Agreements  entered into by Residential  Funding and  Subservicers  prior to the  execution  and  delivery of this  Agreement,  and may enter into new  Subservicing
Agreements with  Subservicers,  for the servicing and  administration  of all or some of the Mortgage  Loans.  Each
Subservicer  shall be either  (i) an  institution  the  accounts of which are  insured by the FDIC or  (ii) another entity that  engages in the  business of  originating  or  servicing  mortgage  loans,  and in either case shall be authorized to transact business in the state or states in which the related  Mortgaged  Properties it is to service are  situated,  if and to the  extent  required  by  applicable  law to  enable  the  Subservicer  to  perform  its obligations hereunder and under the Subservicing  Agreement,  and in either case shall be a Freddie Mac, Fannie Mae or HUD approved mortgage  servicer.  In addition,  any Subservicer of a Mortgage Loan insured by the FHA must be an
FHA-approved  servicer,  and any  Subservicer  of a  Mortgage  Loan  guaranteed  by the VA  must  be a  VA-approved servicer.  Each Subservicer of a Mortgage Loan shall be entitled to receive and retain,  as provided in the related
Subservicing  Agreement and in Section 3.07,  the related  Subservicing  Fee from payments of interest  received on such Mortgage Loan after payment of all amounts  required to be remitted to the Master  Servicer in respect of such
Mortgage  Loan.  For any  Mortgage  Loan that is a  Nonsubserviced  Mortgage  Loan,  the Master  Servicer  shall be entitled to receive and retain an amount  equal to the  Subservicing  Fee from  payments  of  interest.  Unless the context  otherwise  requires,  references in this Agreement to actions taken or to be taken by the Master  Servicer in servicing  the Mortgage  Loans include  actions  taken or to be taken by a  Subservicer  on behalf of the Master
Servicer.  Each  Subservicing  Agreement  will be upon such terms and  conditions  as are  generally  required  by, permitted by or consistent  with the Program Guide and are not  inconsistent  with this Agreement and as the Master
Servicer and the  Subservicer  have agreed.  With the approval of the Master  Servicer,  a Subservicer may delegate its servicing  obligations to third-party  servicers,  but such Subservicer will remain obligated under the related
Subservicing  Agreement.  The Master Servicer and a Subservicer  may enter into  amendments  thereto or a different form of  Subservicing  Agreement,  and the form referred to or included in the Program Guide is merely provided for information  and shall not be deemed to limit in any respect  the  discretion  of the Master  Servicer to modify or enter into different  Subservicing  Agreements;  provided,  however,  that any such  amendments or different  forms shall be consistent  with and not violate the  provisions of either this Agreement or the Program Guide in a manner which would  materially  and adversely  affect the interests of the  Certificateholders.  The Program Guide and any
other  Subservicing  Agreement  entered into  between the Master  Servicer and any  Subservicer  shall  require the
Subservicer  to  accurately  and fully report its borrower  credit  files to each of the Credit  Repositories  in a timely manner.

(b)      As part of its servicing  activities  hereunder,  the Master Servicer,  for the benefit of the Trustee and the  Certificateholders,  shall use its best  reasonable  efforts to enforce the  obligations  of each  Subservicer under the related  Subservicing  Agreement,  to the extent that the  non-performance  of any such obligation  would have a material and adverse effect on a Mortgage Loan,  including,  without limitation,  the obligation to purchase a Mortgage Loan on account of defective documentation,  as described in Section 2.02,  or on account of a breach of a representation or warranty, as described in Section 2.04.  Such enforcement,  including,  without limitation, the legal  prosecution of claims,  termination of Subservicing  Agreements,  as  appropriate,  and the pursuit of other appropriate  remedies,  shall be in such  form and  carried  out to such an extent  and at such time as the  Master
Servicer  would employ in its good faith business  judgment and which are normal and usual in its general  mortgage servicing  activities.  The Master Servicer shall pay the costs of such  enforcement at its own expense,  and shall be reimbursed  therefor only (i) from a general  recovery  resulting from such  enforcement to the extent,  if any, that such  recovery  exceeds  all  amounts  due in respect of the  related  Mortgage  Loan or  (ii) from a specific recovery of costs,  expenses or attorneys'  fees against the party against whom such  enforcement is directed.  For purposes of  clarification  only,  the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master  Servicer to be reimbursed for expenses that are incurred in connection  with the enforcement of a Seller's obligations and are reimbursable pursuant to Section 3.10(a)(vii).

Section 3.03.     Successor Subservicers.

         The  Master  Servicer  shall be  entitled  to  terminate  any  Subservicing  Agreement  that may  exist in accordance  with the terms and  conditions of such  Subservicing  Agreement and without any limitation by virtue of this Agreement;  provided,  however,  that in the event of termination of any Subservicing  Agreement by the Master
Servicer or the  Subservicer,  the Master  Servicer  shall either act as servicer of the related  Mortgage  Loan or enter into a Subservicing  Agreement with a successor  Subservicer  which will be bound by the terms of the related
Subservicing  Agreement.  If the Master Servicer or any Affiliate of Residential Funding acts as servicer,  it will not assume liability for the  representations  and warranties of the Subservicer  which it replaces.  If the Master
Servicer  enters  into a  Subservicing  Agreement  with a  successor  Subservicer,  the Master  Servicer  shall use reasonable efforts to have the successor  Subservicer assume liability for the  representations and warranties made by the  terminated  Subservicer in respect of the related  Mortgage Loans and, in the event of any such  assumption by the  successor  Subservicer,  the Master  Servicer  may, in the exercise of its business  judgment,  release the terminated Subservicer from liability for such representations and warranties.

Section 3.04.     Liability of the Master Servicer.

         Notwithstanding  any  Subservicing  Agreement,  any  of the  provisions  of  this  Agreement  relating  to agreements or  arrangements  between the Master  Servicer or a Subservicer  or reference to actions taken through a
Subservicer  or  otherwise,   the  Master   Servicer  shall  remain   obligated  and  liable  to  the  Trustee  and
Certificateholders  for the servicing and  administering of the Mortgage Loans in accordance with the provisions of
Section 3.01  without  diminution  of such  obligation  or liability by virtue of such  Subservicing  Agreements or arrangements  or by virtue of  indemnification  from the  Subservicer  or the  Depositor and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and  administering  the Mortgage
Loans.  The Master  Servicer shall be entitled to enter into any agreement with a Subservicer  for  indemnification of the  Master  Servicer  and  nothing  contained  in this  Agreement  shall be  deemed  to limit  or  modify  such indemnification.

Section 3.05.     No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

         Any  Subservicing  Agreement that may be entered into and any other  transactions or services  relating to the Mortgage Loans  involving a Subservicer in its capacity as such and not as an originator  shall be deemed to be between the Subservicer and the Master  Servicer alone and the Trustee and  Certificateholders  shall not be deemed parties  thereto  and shall  have no  claims,  rights,  obligations,  duties or  liabilities  with  respect  to the
Subservicer in its capacity as such except as set forth in Section 3.06.  The foregoing  provision shall not in any way limit a  Subservicer's  obligation  to cure an omission or defect or to  repurchase a Mortgage Loan as referred to in Section 2.02 hereof.

Section 3.06.     Assumption or Termination of Subservicing Agreements by Trustee.

(a)      In the event the  Master  Servicer  shall for any reason no longer be the master  servicer  (including  by reason of an Event of Default),  the Trustee,  as successor  Master  Servicer,  its designee or its successor shall thereupon  assume all of the rights and obligations of the Master Servicer under each  Subservicing  Agreement that may have been entered into.  The Trustee,  its designee or the  successor  servicer for the Trustee shall be deemed to have assumed all of the Master  Servicer's  interest therein and to have replaced the Master Servicer as a party to the  Subservicing  Agreement  to the same  extent as if the  Subservicing  Agreement  had been  assigned  to the assuming  party  except that the Master  Servicer  shall not thereby be relieved of any  liability  or  obligations under the  Subservicing  Agreement.  The Trustee,  its designee or its  successor  shall not be held liable for any actions of the terminated Master Servicer under each Subservicing Agreement.

(b)      The  Master  Servicer  shall,  upon  request of the  Trustee  but at the  expense of the Master  Servicer, deliver to the assuming party all documents and records  relating to each  Subservicing  Agreement and the Mortgage
Loans then  being  serviced  and an  accounting  of amounts  collected  and held by it and  otherwise  use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.     Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

(a)      The Master Servicer shall make  reasonable  efforts to collect all payments called for under the terms and provisions  of the  Mortgage  Loans,  and shall,  to the  extent  such  procedures  shall be  consistent  with this
Agreement and the terms and provisions of any related Primary Insurance Policy,  follow such collection  procedures as it would  employ in its good faith  business  judgment  and which are normal and usual in its  general  mortgage servicing  activities.  Consistent with the foregoing,  the Master  Servicer may in its discretion  (subject to the terms and conditions of the  Assignment  Agreement)  (i) waive any late payment charge or any prepayment  charge or penalty  interest in connection  with the prepayment of a Mortgage Loan and  (ii) extend  the Due Date for payments due on a Mortgage Loan in accordance  with the Program Guide,  provided,  however,  that the Master  Servicer shall first  determine  that any such waiver or extension will not impair the coverage of any related  Primary  Insurance
Policy  or  materially  adversely  affect  the  lien of the  related  Mortgage.  Notwithstanding  anything  in this
Section to the contrary,  the Master  Servicer or any  Subservicer  shall not enforce any prepayment  charge to the extent that such  enforcement  would violate any applicable law. In the event of any such  arrangement,  the Master
Servicer shall make timely  advances on the related  Mortgage Loan during the scheduled  period in accordance  with the  amortization  schedule of such  Mortgage  Loan  without  modification  thereof by reason of such  arrangements unless  otherwise  agreed to by the Holders of the Classes of Certificates  affected  thereby;  provided,  however, that no such extension shall be made if any advance would be a  Nonrecoverable  Advance.  Consistent with the terms of this Agreement,  the Master Servicer may also waive,  modify or vary any term of any Mortgage Loan or consent to the  postponement of strict  compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master  Servicer's  determination  such waiver,  modification,  postponement  or indulgence  is not  materially adverse to the  interests of the  Certificateholders  (taking into account any  estimated  Realized Loss that might result absent such action),  provided,  however,  that the Master Servicer may not modify  materially or permit any
Subservicer to modify any Mortgage  Loan,  including  without  limitation  any  modification  that would change the
Mortgage Rate,  forgive the payment of any principal or interest  (unless in connection with the liquidation of the related  Mortgage Loan or except in  connection  with  prepayments  to the extent that such  reamortization  is not inconsistent  with the terms of the Mortgage  Loan),  capitalize  any amounts  owing on the Mortgage Loan by adding such amount to the  outstanding  principal  balance of the Mortgage Loan, or extend the final maturity date of such
Mortgage  Loan,  unless such Mortgage Loan is in default or, in the judgment of the Master  Servicer,  such default is  reasonably  foreseeable.  For purposes of  delinquency  calculations,  any  capitalized  Mortgage Loan shall be deemed to be current as of the date of the related Servicing  Modification.  No such modification  shall reduce the
Mortgage  Rate  (i) with  respect to a fixed rate  Mortgage  Loan,  (A) below  one-half of the Mortgage  Rate as in effect on the Cut-off Date or (B) below the rate at which the  Subservicing  Fee with respect to such Mortgage Loan accrues or (ii) with  respect to an  adjustable  rate Mortgage  Loan,  (A) below the greater of (1) one-half of the
Mortgage  Rate as in effect on the Cut-off Date and (2)  one-half of the Mortgage  Rate as in effect on the date of the Servicing  Modification or (B) below the rate at which the  Subservicing Fee with respect to such Mortgage Loan accrues.  The final  maturity  date for any  Mortgage  Loan shall not be  extended  beyond the  Maturity  Date.  In addition,  any amounts owing on a Mortgage Loan added to the  outstanding  principal  balance of such Mortgage Loan must be fully  amortized  over the term of such  Mortgage  Loan,  and such amounts may be added to the  outstanding principal  balance of a Mortgage Loan only once during the life of such Mortgage  Loan.  Also, the addition of such amounts  described in the preceding  sentence shall be implemented in accordance  with the Program Guide and may be implemented  only by Subservicers  that have been approved by the Master Servicer for such purposes.  In connection with any  Curtailment of a Mortgage Loan, the Master  Servicer,  to the extent not  inconsistent  with the terms of the  Mortgage  Note and local law and  practice,  may permit the  Mortgage  Loan to be  re-amortized  such that the
Monthly  Payment is  recalculated  as an amount that will fully  amortize the remaining  Stated  Principal  Balance thereof by the original  Maturity Date based on the original  Mortgage  Rate;  provided,  that such  reamortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

         In  addition,  the Master  Servicer  and the  Trustee on behalf of the Trust Fund shall not  exercise  any right with respect to any Mortgage  Loan to  (i) accelerate  the payment of the  outstanding  principal  balance of such Mortgage Loan plus any other amounts  payable  under the related  Mortgage Note or  (ii) increase  the related
Mortgage  Rate as a result  of the  related  Mortgagor's  termination  of  employment  with the  originator  of the
Mortgage Loan.

(b)      The Master  Servicer shall  establish and maintain a Custodial  Account in which the Master Servicer shall deposit  or cause to be  deposited  on a daily  basis,  except  as  otherwise  specifically  provided  herein,  the following  payments and  collections  remitted by  Subservicers  or received by it in respect of the Mortgage Loans subsequent  to the  Cut-off  Date  (other  than in respect of  Monthly  Payments  due before or in the month of the
Cut-off Date):

(i)      All payments on account of principal,  including Principal  Prepayments made by Mortgagors on the Mortgage
         Loans  and the  principal  component  of any  Subservicer  Advance  or of any  REO  Proceeds  received  in connection with an REO Property for which an REO Disposition has occurred;

(ii)     All payments on account of interest at the Adjusted  Mortgage  Rate on the Mortgage  Loans,  including the interest  component of any Subservicer  Advance or of any REO Proceeds  received in connection with an REO
         Property for which an REO Disposition has occurred;

(iii)    Insurance  Proceeds,  Subsequent  Recoveries and Liquidation  Proceeds (net of any related expenses of the
         Subservicer);

(iv)     All proceeds of any Mortgage Loans purchased  pursuant to  Section 2.02,  2.03,  2.04,  4.07, 4.08 or 9.01
         (including  amounts received from  Residential  Funding pursuant to the last paragraph of Section 4 of the
         Assignment  Agreement in respect of any  liability,  penalty or expense that resulted from a breach of the representation  and warranty set forth in clause (bb)  of Section 4 of the  Assignment  Agreement) and all
         amounts  required to be deposited in connection with the substitution of a Qualified  Substitute  Mortgage
         Loan pursuant to Section 2.03 or 2.04; and

(v)      Any amounts  required  to be  deposited  pursuant  to  Section 3.07(c) and  any  payments  or  collections received in the nature of prepayment charges.

         The foregoing  requirements for deposit in the Custodial  Account shall be exclusive,  it being understood and agreed that,  without  limiting the generality of the  foregoing,  payments on the Mortgage Loans which are not part of the Trust  Fund  (consisting  of  Monthly  Payments  due  before or in the month of the  Cut-off  Date) and payments or  collections  consisting of late payment  charges or  assumption  fees may but need not be deposited by the Master  Servicer  in the  Custodial  Account.  In the event any  amount not  required  to be  deposited  in the
Custodial  Account is so  deposited,  the Master  Servicer may at any time  withdraw such amount from the Custodial
Account,  any  provision  herein to the contrary  notwithstanding.  The  Custodial  Account may contain  funds that belong to one or more trust funds created for mortgage  pass-through  certificates  of other series and may contain other funds  respecting  payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others.  Notwithstanding  such commingling of funds, the Master Servicer shall keep records that accurately  reflect  the funds on  deposit  in the  Custodial  Account  that have  been  identified  by it as being attributable  to the Mortgage  Loans.  With respect to Insurance  Proceeds,  Liquidation  Proceeds,  REO  Proceeds,
Subsequent  Recoveries  and the proceeds of the  purchase of any Mortgage  Loan  pursuant to Sections  2.02,  2.03,
2.04,  4.07 and 4.08  received  in any  calendar  month,  the Master  Servicer  may elect to treat such  amounts as included  in the  Available  Distribution  Amount for the  Distribution  Date in the month of  receipt,  but is not obligated to do so. If the Master  Servicer so elects,  such amounts will be deemed to have been  received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c)      The  Master  Servicer  shall use its best  efforts  to cause the  institution  maintaining  the  Custodial
Account to invest the funds in the Custodial  Account  attributable to the Mortgage Loans in Permitted  Investments which shall mature not later than the  Certificate  Account Deposit Date next following the date of such investment
(with the  exception of the Amount Held for Future  Distribution)  and which shall not be sold or disposed of prior to their  maturities.  All income and gain realized from any such investment shall be for the benefit of the Master
Servicer as additional  servicing  compensation  and shall be subject to its withdrawal or order from time to time.
The amount of any losses incurred in respect of any such  investments  attributable to the investment of amounts in respect of the Mortgage  Loans shall be deposited in the  Custodial  Account by the Master  Servicer out of its own
funds immediately as realized.

(d)      The Master  Servicer  shall give  written  notice to the  Trustee and the  Depositor  of any change in the location of the Custodial Account prior to the use thereof.

Section 3.08.     Subservicing Accounts; Servicing Accounts.

(a)      In those cases where a  Subservicer  is servicing a Mortgage Loan  pursuant to a  Subservicing  Agreement, the Master  Servicer  shall cause the  Subservicer,  pursuant  to the  Subservicing  Agreement,  to  establish  and maintain  one or more  Subservicing  Accounts  which  shall be an Eligible  Account  or, if such  account is not an
Eligible  Account,  shall generally  satisfy the  requirements of the Program Guide and be otherwise  acceptable to the Master  Servicer  and each  Rating  Agency.  The  Subservicer  will be  required  thereby  to deposit  into the
Subservicing  Account on a daily basis all  proceeds  of  Mortgage  Loans  received  by the  Subservicer,  less its
Subservicing Fees and unreimbursed  advances and expenses,  to the extent permitted by the Subservicing  Agreement.
If the Subservicing  Account is not an Eligible Account,  the Master Servicer shall be deemed to have received such monies  upon  receipt  thereof  by the  Subservicer.  The  Subservicer  shall not be  required  to  deposit  in the
Subservicing  Account  payments or  collections  in the nature of late charges or  assumption  fees, or payments or collections  received in the nature of prepayment  charges to the extent that the Subservicer is entitled to retain such amounts pursuant to the Subservicing  Agreement.  On or before the date specified in the Program Guide, but in no event later than the  Determination  Date,  the Master  Servicer  shall cause the  Subservicer,  pursuant to the
Subservicing  Agreement,  to remit to the Master  Servicer for deposit in the  Custodial  Account all funds held in the  Subservicing  Account with respect to each Mortgage Loan serviced by such  Subservicer that are required to be remitted to the Master  Servicer.  The Subservicer will also be required,  pursuant to the Subservicing  Agreement, to advance on such scheduled date of remittance  amounts equal to any scheduled  monthly  installments of principal and  interest  less its  Subservicing  Fees on any  Mortgage  Loans  for  which  payment  was not  received  by the
Subservicer.  This  obligation  to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related  Mortgaged  Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of  foreclosure or otherwise.  All such advances  received by the Master
Servicer shall be deposited promptly by it in the Custodial Account.

(b)      The  Subservicer  may also be required,  pursuant to the  Subservicing  Agreement,  to remit to the Master
Servicer for deposit in the  Custodial  Account  interest at the Adjusted  Mortgage  Rate (or Modified Net Mortgage
Rate plus the rate per annum at which the Mortgage  Insurance  Premium,  if any,  accrues in the case of a Modified
Mortgage  Loan) on any  Curtailment  received by such  Subservicer  in respect of a Mortgage  Loan from the related
Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid  principal  balance of the related  Mortgage Loan as of the first day of such month,  from the date of application of such  Curtailment to the first day of the following  month.  Any amounts paid by a Subservicer  pursuant to the preceding  sentence shall be for the  benefit  of the  Master  Servicer  as  additional  servicing  compensation  and  shall be  subject  to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c)      In addition to the  Custodial  Account and the  Certificate  Account,  the Master  Servicer  shall for any
Nonsubserviced  Mortgage Loan, and shall cause the  Subservicers  for Subserviced  Mortgage Loans to, establish and maintain one or more  Servicing  Accounts and deposit and retain  therein all  collections  from the Mortgagors (or advances from Subservicers) for the payment of taxes,  assessments,  hazard insurance  premiums,  Primary Insurance
Policy  premiums,  if  applicable,  the Mortgage  Insurance  Premium,  if applicable,  or comparable  items for the account of the Mortgagors.  Each Servicing  Account shall satisfy the requirements for a Subservicing  Account and, to the extent  permitted  by the Program  Guide or as is  otherwise  acceptable  to the Master  Servicer,  may also function as a  Subservicing  Account.  Withdrawals  of amounts  related to the  Mortgage  Loans from the  Servicing
Accounts may be made only to effect  timely  payment of taxes,  assessments,  hazard  insurance  premiums,  Primary
Insurance Policy premiums,  if applicable,  the Mortgage Insurance Premium, if applicable,  or comparable items, to reimburse  the Master  Servicer  or  Subservicer  out of related  collections  for any  payments  made  pursuant to
Sections 3.11 (with respect to the Primary  Insurance Policy) and 3.12(a) (with  respect to hazard  insurance),  to refund  to any  Mortgagors  any  sums as may be  determined  to be  overages,  to pay  interest,  if  required,  to
Mortgagors  on  balances  in the  Servicing  Account  or to  clear  and  terminate  the  Servicing  Account  at the termination of this Agreement in accordance  with  Section 9.01 or in accordance with the Program Guide. As part of its  servicing  duties,  the Master  Servicer  shall,  and the  Subservicers  will,  pursuant  to the  Subservicing
Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(d)      The Master  Servicer  shall  advance the payments  referred to in the  preceding  subsection that  are not timely paid by the Mortgagors or advanced by the  Subservicers on the date when the tax,  premium or other cost for which such payment is intended is due, but the Master  Servicer  shall be required so to advance only to the extent that such advances,  in the good faith judgment of the Master Servicer,  will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.     Access to Certain Documentation and Information Regarding the Mortgage Loans.

         In the event  that  compliance  with this  Section 3.09  shall  make any Class of  Certificates  legal for investment by federally  insured savings and loan  associations,  the Master  Servicer shall provide,  or cause the
Subservicers to provide,  to the Trustee,  the Office of Thrift  Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation  regarding the Mortgage Loans required by applicable  regulations of the Office of Thrift  Supervision,  such access being afforded  without charge but only upon reasonable  request and during normal  business  hours at the offices  designated by the Master  Servicer.  The Master  Servicer  shall permit such  representatives  to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.     Permitted Withdrawals from the Custodial Account.

(a)      The Master  Servicer  may,  from time to time as provided  herein,  make  withdrawals  from the  Custodial
Account of amounts on deposit  therein  pursuant to  Section 3.07  that are  attributable to the Mortgage Loans for the following purposes:

(i)      to remit to the  Trustee  for  deposit  into the  Certificate  Account  in the  amounts  and in the manner provided for in Section 4.01;

(ii)     to reimburse itself or the related Subservicer for previously  unreimbursed  Advances,  Servicing Advances or  other  expenses  made  pursuant  to  Sections  3.01,  3.07(a) 3.08,  3.11,  3.12(a),  3.14 and 4.04 or
         otherwise  reimbursable  pursuant to the terms of this Agreement,  such withdrawal  right being limited to amounts  received on the related  Mortgage Loans  (including,  for this purpose,  REO Proceeds,  Insurance
         Proceeds,   Liquidation  Proceeds  and  proceeds  from  the  purchase  of  a  Mortgage  Loan  pursuant  to
         Section 2.02,  2.03,  2.04, 4.07, 4.08 or 9.01) which represent  (A) Late  Collections of Monthly Payments for  which  any  such  advance  was made in the case of  Subservicer  Advances  or  Advances  pursuant  to
         Section 4.04  and (B) late  recoveries  of the payments for which such  advances  were made in the case of
         Servicing Advances;

(iii)    to pay to itself or the related  Subservicer (if not previously  retained by such Subservicer) out of each payment  received by the Master  Servicer on account of interest  on a Mortgage  Loan as  contemplated  by
         Sections  3.14 and 3.16,  an amount  equal to that  remaining  portion of any such  payment as to interest
         (but  not in  excess  of the  Subservicing  Fee and  the  Mortgage  Insurance  Premium  if not  previously retained) which,  when deducted,  will result in the remaining amount of such interest being interest at a rate per annum equal to the Net Mortgage  Rate (or  Modified  Net Mortgage  Rate in the case of a Modified
         Mortgage Loan) on the amount  specified in the  amortization  schedule of the related Mortgage Loan as the principal  balance  thereof at the beginning of the period  respecting  which such interest was paid after giving effect to any previous Curtailments;

(iv)     to pay to itself as additional  servicing  compensation any interest or investment  income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v)      to pay to itself as additional  servicing  compensation any Foreclosure  Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

(vi)     to pay to itself, a Subservicer,  Residential  Funding,  the Depositor or any other appropriate Person, as the case may be, with  respect to each  Mortgage  Loan or property  acquired in respect  thereof  that has been purchased or otherwise  transferred  pursuant to  Section 2.02,  2.03,  2.04, 4.07, 4.08 or 9.01, all
         amounts  received  thereon and not  required to be  distributed  to  Certificateholders  as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii)    to reimburse itself or the related  Subservicer for any  Nonrecoverable  Advance or Advances in the manner and to the extent  provided  in  subsection  (c) below,  and any  Advance  or  Servicing  Advance  made in connection  with a modified  Mortgage Loan that is in default or, in the judgment of the Master  Servicer, default is reasonably  foreseeable  pursuant to  Section 3.07(a),  to the extent the amount of the Advance or  Servicing  Advance was added to the Stated  Principal  Balance of the Mortgage  Loan in the  preceding calendar month;

(viii)   to reimburse  itself or the Depositor  for expenses  incurred by and  reimbursable  to it or the Depositor pursuant to Section 3.14(c), 6.03, 10.01 or otherwise;

(ix)     to reimburse  itself for amounts  expended by it  (a) pursuant to Section 3.14 in good faith in connection with the  restoration  of  property  damaged  by an  Uninsured  Cause,  and (b),  in  connection  with the liquidation of a Mortgage Loan or  disposition  of an REO Property to the extent not otherwise  reimbursed pursuant to clause (ii) or (viii) above; and

(x)      to withdraw any amount  deposited in the Custodial  Account that was not required to be deposited  therein pursuant to Section 3.07,  including any payoff fees or penalties or any other additional  amounts payable to the Master Servicer or Subservicer pursuant to the terms of the Mortgage Note.

(b)      Since,  in  connection  with  withdrawals  pursuant  to  clauses (ii),  (iii),  (v) and  (vi),  the Master
Servicer's  entitlement  thereto is limited to  collections or other  recoveries on the related  Mortgage Loan, the
Master Servicer shall keep and maintain  separate  accounting,  on a Mortgage Loan by Mortgage Loan basis,  for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c)      The Master  Servicer  shall be entitled to  reimburse  itself or the related  Subservicer  for any advance made in  respect  of a  Mortgage  Loan that the  Master  Servicer  determines  to be a  Nonrecoverable  Advance  by withdrawal  from the Custodial  Account of amounts on deposit  therein  attributable  to the Mortgage  Loans on any
Certificate  Account  Deposit  Date  succeeding  the date of such  determination.  Such right of  reimbursement  in respect of a  Nonrecoverable  Advance  relating to an Advance made pursuant to Section 4.04 on any such Certificate
Account  Deposit Date shall be limited to an amount not  exceeding the portion of such advance  previously  paid to
Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11.     Maintenance of the MI Policy and Primary Insurance Coverage.

(a)      The Master  Servicer  shall not take, or permit any  Subservicer to take, any action which would result in noncoverage  under the MI Policy  and any  applicable  Primary  Insurance  Policy  of any loss  which,  but for the actions of the Master  Servicer or  Subservicer,  would have been  covered  thereunder.  To the extent  coverage is available,  the  Master  Servicer  shall  keep or cause to be kept in full  force  and  effect  each  such  Primary
Insurance  Policy until the  principal  balance of the related  Mortgage  Loan  secured by a Mortgaged  Property is reduced  to 80% or less of the  Appraised  Value  at  origination  in the  case of such a  Mortgage  Loan  having a
Loan-to-Value  Ratio at origination in excess of 80%,  provided that such Primary  Insurance Policy was in place as of the Cut-off Date and the Master  Servicer had knowledge of such Primary  Insurance  Policy.  The Master Servicer shall not cancel or refuse to renew any such Primary  Insurance  Policy  applicable  to a  Nonsubserviced  Mortgage
Loan, or consent to any Subservicer  canceling or refusing to renew any such Primary  Insurance  Policy  applicable to a Mortgage Loan  subserviced  by it, that is in effect at the date of the initial  issuance of the  Certificates and is required to be kept in force hereunder  unless the replacement  Primary  Insurance  Policy for such canceled or  non-renewed  policy is  maintained  with an insurer  whose  claims-paying  ability is acceptable to each Rating
Agency  for  mortgage  pass-through  certificates  having  a  rating  equal  to or  better  than  the  lower of the then-current  rating or the rating assigned to the  Certificates as of the Closing Date by such Rating Agency.  The
Master  Servicer  shall keep or cause to be kept in full force and effect  the MI  Policy,  except as  provided  in
Section 3.11(c).

(b)      In  connection  with its  activities  as  administrator  and  servicer of the Mortgage  Loans,  the Master
Servicer agrees to present or to cause the related  Subservicer to present,  on behalf of the Master Servicer,  the
Subservicer,  if any, the Trustee and  Certificateholders,  claims to the Mortgage  Insurance Policy Provider under the MI Policy and to the  insurer  under the MI Policy or any Primary  Insurance  Policies,  in a timely  manner in accordance with such policies,  and, in this regard,  to take or cause to be taken such reasonable  action as shall be  necessary  to permit  recovery  under any Primary  Insurance  Policies  respecting  defaulted  Mortgage  Loans.
Pursuant to  Section 3.07,  any  Insurance  Proceeds  collected  by or remitted  to the Master  Servicer  under any
Primary  Insurance  Policies  shall be  deposited  in the  Custodial  Account,  subject to  withdrawal  pursuant to
Section 3.10.  In addition,  the Master Servicer shall deposit any refunds of any Mortgage  Insurance Premiums into the Custodial Account for inclusion in the Available Distribution Amount for the following Distribution Date.

(c)      To the  extent of a  Mortgage  Insurance  Policy  Provider  Default,  if the MI Policy  may be  terminated without payment of any further  premium for such policy,  the Master Servicer shall use its best efforts to replace such policy with a  substitute  policy at a premium  rate which is no greater than the premium rate that is charged under the MI Policy and with  coverage  for losses in amounts  substantially  similar to those under the MI Policy.
Any substitute policy shall be entered into only with the written consent of the Certificate Insurer.

Section 3.12.     Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

(a)      The Master  Servicer shall cause to be maintained  for each Mortgage Loan (other than a Cooperative  Loan)
fire insurance with extended  coverage in an amount which is equal to the lesser of the principal  balance owing on such Mortgage Loan  (together  with the principal  balance of any mortgage loan secured by a lien that is senior to the Mortgage  Loan) or  100 percent  of the  insurable  value of the  improvements;  provided,  however,  that such coverage  may not be less  than the  minimum  amount  required  to fully  compensate  for any loss or  damage  on a replacement  cost basis.  To the extent it may do so without  breaching  the related  Subservicing  Agreement,  the
Master  Servicer shall replace any Subservicer  that does not cause such insurance,  to the extent it is available, to be maintained.  The Master Servicer shall also cause to be maintained on property acquired upon foreclosure,  or deed in lieu of  foreclosure,  of any Mortgage Loan (other than a Cooperative  Loan),  fire insurance with extended coverage  in an  amount  which  is at  least  equal  to the  amount  necessary  to  avoid  the  application  of any co-insurance  clause  contained in the related  hazard  insurance  policy.  Pursuant to  Section 3.07,  any amounts collected by the Master  Servicer under any such policies  (other than amounts to be applied to the  restoration or repair of the related  Mortgaged  Property or  property  thus  acquired  or amounts  released to the  Mortgagor  in accordance with the Master  Servicer's normal servicing  procedures)  shall be deposited in the Custodial  Account, subject to withdrawal  pursuant to  Section 3.10.  Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly  distributions to  Certificateholders,  be added to the amount owing under the Mortgage  Loan,  notwithstanding  that the terms of the Mortgage Loan so permit.  Such costs shall be  recoverable  by the Master  Servicer  out of related late  payments by the  Mortgagor or out of Insurance
Proceeds and  Liquidation  Proceeds to the extent  permitted by  Section 3.10.  It is understood and agreed that no earthquake or other additional  insurance is to be required of any Mortgagor or maintained on property  acquired in respect of a Mortgage Loan other than pursuant to such  applicable  laws and regulations as shall at any time be in force and as shall require such additional  insurance.  Whenever the  improvements  securing a Mortgage Loan (other than a Cooperative  Loan) are located at the time of  origination  of such Mortgage Loan in a federally  designated special  flood hazard  area,  the Master  Servicer  shall cause flood  insurance  (to the extent  available)  to be maintained in respect  thereof.  Such flood  insurance  shall be in an amount equal to the lesser of (i) the amount required to compensate  for any loss or damage to the Mortgaged  Property on a replacement  cost basis and (ii) the maximum amount of such insurance  available for the related  Mortgaged  Property under the national flood insurance program  (assuming that the area in which such Mortgaged  Property is located is  participating in such program).In the event that the Master  Servicer  shall  obtain and  maintain a blanket  fire  insurance  policy  with  extended coverage  insuring  against hazard losses on all of the Mortgage  Loans,  it shall  conclusively  be deemed to have satisfied its  obligations  as set forth in the first  sentence of this  Section 3.12(a),  it being  understood and agreed that such policy may contain a deductible  clause,  in which case the Master  Servicer  shall,  in the event that there shall not have been  maintained  on the related  Mortgaged  Property a policy  complying  with the first sentence of this  Section 3.12(a) and  there shall have been a loss which would have been  covered by such  policy, deposit in the  Certificate  Account the amount not  otherwise  payable  under the blanket  policy  because of such deductible  clause.  Any such deposit by the Master Servicer shall be made on the Certificate  Account Deposit Date next  preceding the  Distribution  Date which occurs in the month  following the month in which  payments under any such  policy  would  have  been  deposited  in  the  Custodial  Account.  In  connection  with  its  activities  as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present,  on behalf of itself,  the
Trustee and Certificateholders, claims under any such blanket policy.

(b)      The  Master  Servicer  shall  obtain and  maintain  at its own  expense  and keep in full force and effect throughout  the term of this  Agreement  a blanket  fidelity  bond and an errors  and  omissions  insurance  policy covering the Master  Servicer's  officers and employees and other persons  acting on behalf of the Master  Servicer in connection  with its  activities  under this  Agreement.  The amount of coverage  shall be at least equal to the coverage  that would be required by Fannie Mae or Freddie  Mac,  whichever  is greater,  with respect to the Master
Servicer if the Master  Servicer were  servicing and  administering  the Mortgage  Loans for  Fannie Mae or Freddie
Mac.  In the  event  that any such bond or policy  ceases to be in  effect,  the  Master  Servicer  shall  obtain a comparable  replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements,  if any, of the Program Guide and acceptable to the Depositor.  Coverage of the Master  Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage  required by this  Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

(a)      When any Mortgaged  Property is conveyed by the  Mortgagor,  the Master  Servicer or  Subservicer,  to the
extent it has knowledge of such  conveyance,  shall enforce any due-on-sale  clause  contained in any Mortgage Note or Mortgage,  to the extent  permitted under applicable law and  governmental  regulations,  but only to the extent that such  enforcement  will not  adversely  affect or jeopardize  coverage  under any Required  Insurance  Policy.
Notwithstanding  the  foregoing:  (i) the  Master  Servicer  shall  not  be  deemed  to be in  default  under  this
Section 3.13(a) by  reason of any  transfer  or  assumption  which the Master  Servicer is  restricted  by law from preventing;  and (ii) if the Master  Servicer  determines  that it is  reasonably  likely that any  Mortgagor  will bring,  or if any  Mortgagor  does bring,  legal action to declare  invalid or  otherwise  avoid  enforcement  of a due-on-sale  clause  contained  in any  Mortgage  Note or Mortgage,  the Master  Servicer  shall not be required to enforce the due-on-sale clause or to contest such action.

(b)      Subject  to the  Master  Servicer's  duty to  enforce  any  due-on-sale  clause to the extent set forth in
Section 3.13(a),  in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor,  and such
Person is to enter into an  assumption  or  modification  agreement or  supplement to the Mortgage Note or Mortgage which  requires the  signature of the Trustee,  or if an  instrument  of release  signed by the Trustee is required releasing the Mortgagor  from liability on the Mortgage  Loan,  the Master  Servicer is authorized,  subject to the requirements  of the sentence next  following,  to execute and deliver,  on behalf of the Trustee,  the  assumption agreement  with the Person to whom the  Mortgaged  Property is to be conveyed  and such  modification  agreement or supplement to the Mortgage Note or Mortgage or other  instruments  as are  reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any  applicable  laws  regarding  assumptions or the transfer of the  Mortgaged  Property to such Person;  provided,  however,  none of such terms and  requirements shall both  constitute a  "significant  modification"  effecting an exchange or  reissuance  of such  Mortgage Loan under the Code (or final,  temporary or proposed Treasury regulations  promulgated  thereunder) and cause any REMIC created  hereunder  to fail to  qualify  as  REMICs  under  the Code or the  imposition  of any tax on  "prohibited transactions"  or  "contributions"  after the startup date under the REMIC  Provisions.  The Master  Servicer shall execute and deliver such documents only if it reasonably  determines  that (i) its  execution and delivery  thereof will not  conflict  with or violate any terms of this  Agreement  or cause the unpaid  balance and  interest on the
Mortgage Loan to be uncollectible in whole or in part,  (ii) any  required  consents of insurers under any Required
Insurance  Policies  have been  obtained  and  (iii) subsequent  to the closing of the  transaction  involving  the assumption or transfer  (A) the  Mortgage Loan will continue to be secured by a first mortgage lien (or junior lien of the same  priority in relation to any senior  mortgage  loan,  with  respect to any  Mortgage  Loan secured by a junior  Mortgage)  pursuant  to the terms of the  Mortgage,  (B) such  transaction  will not  adversely  affect the coverage under any Required Insurance  Policies,  (C) the Mortgage Loan will fully amortize over the remaining term thereof,  (D) no  material term of the Mortgage  Loan  (including  the interest rate on the Mortgage  Loan) will be altered  nor will the term of the  Mortgage  Loan be  changed  and (E) if the  seller/transferor  of the  Mortgaged
Property is to be released from  liability on the Mortgage  Loan, the  buyer/transferee  of the Mortgaged  Property would be qualified to assume the Mortgage Loan based on generally  comparable  credit quality and such release will
not  (based  on  the  Master  Servicer's  or  Subservicer's   good  faith   determination)   adversely  affect  the
collectability  of the  Mortgage  Loan.  Upon  receipt of  appropriate  instructions  from the Master  Servicer  in accordance  with the  foregoing,  the Trustee  shall  execute any  necessary  instruments  for such  assumption  or substitution of liability as directed by the Master  Servicer.  Upon the closing of the  transactions  contemplated by such  documents,  the Master  Servicer  shall cause the originals or true and correct  copies of the  assumption agreement,  the  release  (if any),  or the  modification  or  supplement  to the  Mortgage  Note or Mortgage to be delivered to the Trustee or the  Custodian and deposited  with the Mortgage  File for such Mortgage  Loan.  Any fee collected by the Master  Servicer or such related  Subservicer  for entering into an assumption or  substitution of liability  agreement  will  be  retained  by the  Master  Servicer  or such  Subservicer  as  additional  servicing compensation.

(c)      The Master  Servicer  or the  related  Subservicer,  as the case may be,  shall be  entitled  to approve a request  from a Mortgagor  for a partial  release of the related  Mortgaged  Property,  the granting of an easement thereon in favor of another  Person,  any  alteration  or demolition  of the related  Mortgaged  Property (or, with respect to a Cooperative  Loan, the related  Cooperative  Apartment)  without any right of  reimbursement  or other similar  matters if it has determined,  exercising its good faith business  judgment in the same manner as it would if it were the owner of the related  Mortgage Loan,  that the security for, and the timely and full  collectability of, such  Mortgage  Loan would not be  adversely  affected  thereby  and that each REMIC  created  hereunder  would continue to qualify as a REMIC under the Code as a result thereof and that no tax on "prohibited  transactions"  or
"contributions"  after the Startup Date would be imposed on any REMIC created  hereunder as a result  thereof.  Any fee collected by the Master  Servicer or the related  Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(d)      Subject to any other  applicable  terms and  conditions of this  Agreement,  the Master  Servicer shall be entitled to approve an assignment in lieu of satisfaction  with respect to any Mortgage Loan,  provided the obligee with respect to such Mortgage Loan following such proposed  assignment  provides the Master Servicer with a "Lender
Certification  for  Assignment of Mortgage  Loan" in the form attached  hereto as Exhibit N,  in form and substance satisfactory to the Master  Servicer,  providing the following:  (i) that the Mortgage Loan is secured by Mortgaged
Property  located in a  jurisdiction  in which an assignment in lieu of  satisfaction  is required to preserve lien priority,  minimize or avoid mortgage  recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such  jurisdiction;  (ii) that the substance of the assignment is, and is intended to be, a refinancing of such  Mortgage  Loan and  that  the form of the  transaction  is  solely  to  comply  with,  or  facilitate  the transaction  under,  such local laws;  (iii) that the Mortgage Loan following the proposed  assignment  will have a rate of interest at least 0.25  percent  below or above the rate of  interest on such  Mortgage  Loan prior to such proposed  assignment;  and (iv) that such  assignment is at the request of the borrower under the related  Mortgage
Loan.  Upon  approval of an  assignment  in lieu of  satisfaction  with  respect to any Mortgage  Loan,  the Master
Servicer  shall  receive cash in an amount equal to the unpaid  principal  balance of and accrued  interest on such
Mortgage  Loan and the Master  Servicer  shall treat such amount as a Principal  Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.     Realization Upon Defaulted Mortgage Loans.

(a)      The Master  Servicer  shall  foreclose  upon or  otherwise  comparably  convert  (which may include an REO
Acquisition)  the ownership of properties  securing such of the Mortgage Loans as come into and continue in default and as to which no  satisfactory  arrangements  can be made for  collection  of  delinquent  payments  pursuant  to
Section 3.07.  Alternatively,  the Master Servicer may take other actions in respect of a defaulted  Mortgage Loan, which may  include  (i) accepting  a short sale (a payoff of the  Mortgage  Loan for an amount  less than the total amount  contractually  owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount  contractually  owed in order to facilitate  refinancing  transactions  by the  Mortgagor not involving a sale of the Mortgaged  Property),
(ii) arranging  for a repayment  plan or  (iii) agreeing  to a modification  in accordance  with  Section 3.07.  In connection  with such  foreclosure  or other  conversion or action,  the Master  Servicer  shall,  consistent  with
Section 3.11,  follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general  mortgage  servicing  activities  and as shall be required or permitted by the Program  Guide;
provided that the Master  Servicer  shall not be liable in any respect  hereunder if the Master  Servicer is acting in connection  with any such  foreclosure  or other  conversion  or action in a manner that is consistent  with the provisions  of this  Agreement.  The Master  Servicer,  however,  shall not be  required to expend its own funds or incur other  reimbursable  charges in  connection  with any  foreclosure,  or  attempted  foreclosure  which is not completed,  or towards the correction of any default on a related senior  mortgage loan, or towards the restoration of any property unless it shall determine  (i) that such restoration  and/or foreclosure will increase the proceeds of  liquidation  of the Mortgage  Loan to Holders of  Certificates  of one or more Classes after  reimbursement  to itself for such  expenses or charges and  (ii) that  such  expenses and charges will be  recoverable  to it through
Liquidation  Proceeds,  Insurance Proceeds,  or REO Proceeds  (respecting which it shall have priority for purposes of withdrawals from the Custodial  Account  pursuant to Section 3.10,  whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds,  Insurance Proceeds or REO Proceeds).  In the event of such a determination by the Master Servicer pursuant to this  Section 3.14(a),  the Master Servicer shall be entitled to reimbursement of its funds so expended  pursuant to Section 3.10.  In addition,  the Master Servicer may pursue any remedies that may be available in  connection  with a breach of a  representation  and warranty with respect to any such Mortgage Loan in accordance  with  Sections  2.03 and 2.04.  However,  the Master  Servicer is not required to continue to pursue both  foreclosure  (or similar  remedies)  with  respect to the  Mortgage  Loans and remedies in connection  with a breach of a  representation  and warranty if the Master  Servicer  determines in its  reasonable discretion  that one such remedy is more likely to result in a greater  recovery as to the Mortgage Loan.  Upon the occurrence  of a Cash  Liquidation  or REO  Disposition,  following  the  deposit in the  Custodial  Account of all
Insurance Proceeds,  Liquidation  Proceeds and other payments and recoveries referred to in the definition of "Cash
Liquidation"  or "REO  Disposition,"  as applicable,  upon receipt by the Trustee of written  notification  of such deposit  signed by a Servicing  Officer,  the Trustee or the  Custodian,  as the case may be, shall  release to the
Master  Servicer the related  Mortgage File and the Trustee shall execute and deliver such  instruments of transfer or assignment  prepared by the Master  Servicer,  in each case without  recourse,  as shall be necessary to vest in the Master  Servicer or its designee,  as the case may be, the related  Mortgage Loan, and thereafter such Mortgage
Loan shall not be part of the Trust Fund.  Notwithstanding  the foregoing or any other provision of this Agreement, in the Master  Servicer's sole discretion with respect to any defaulted  Mortgage Loan or REO Property as to either of the  following  provisions,  (i) a  Cash  Liquidation  or REO  Disposition  may be  deemed to have  occurred  if substantially  all amounts expected by the Master Servicer to be received in connection with the related  defaulted
Mortgage  Loan or REO  Property  have been  received,  and  (ii) for  purposes  of  determining  the  amount of any
Liquidation  Proceeds,  Insurance  Proceeds,  REO Proceeds or other  unscheduled  collections  or the amount of any
Realized Loss, the Master  Servicer may take into account  minimal  amounts of additional  receipts  expected to be received or any estimated  additional  liquidation  expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b)      In the event that title to any  Mortgaged  Property is  acquired  by the Trust Fund as an REO  Property by foreclosure  or by deed in lieu of  foreclosure,  the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of  Certificateholders.  Notwithstanding any such acquisition of title and cancellation of the related  Mortgage Loan, such REO Property shall (except as otherwise  expressly  provided herein) be considered to be an  Outstanding  Mortgage  Loan held in the Trust  Fund until  such time as the REO  Property  shall be sold.
Consistent  with the foregoing for purposes of all  calculations  hereunder so long as such  REO Property  shall be considered  to be an  Outstanding  Mortgage Loan it shall be assumed that,  notwithstanding  that the  indebtedness evidenced  by the  related  Mortgage  Note  shall  have  been  discharged,  such  Mortgage  Note  and  the  related amortization  schedule in effect at the time of any such  acquisition of title (after giving effect to any previous
Curtailments  and  before  any  adjustment  thereto  by reason  of any  bankruptcy  or  similar  proceeding  or any moratorium or similar waiver or grace period) remain in effect.

(c)      In the event that the Trust Fund  acquires any REO Property as aforesaid or otherwise in  connection  with a default or imminent  default on a Mortgage  Loan,  the Master  Servicer on behalf of the Trust Fund shall dispose of such REO  Property  within  three full years after the  taxable  year of its  acquisition  by the Trust Fund for purposes of  Section 860G(a)(8)  of the Code (or such shorter  period as may be necessary  under  applicable  state
(including  any state in which  such  property  is  located)  law to  maintain  the  status of each  REMIC  created hereunder  as a REMIC  under  applicable  state law and avoid  taxes  resulting  from such  property  failing to be foreclosure  property under applicable state law) or, at the expense of the Trust Fund, request,  more than 60 days before the day on which such grace  period would  otherwise  expire,  an extension of such grace period  unless the
Master Servicer  obtains for the Trustee an Opinion of Counsel,  addressed to the Trustee and the Master  Servicer, to the effect that the  holding by the Trust Fund of such REO  Property  subsequent  to such period will not result in the imposition of taxes on "prohibited  transactions"  as defined in Section 860F of the Code or cause any REMIC created  hereunder  to fail to  qualify as a REMIC  (for  federal  (or any  applicable  State or local)  income tax purposes)  at any time that any  Certificates  are  outstanding,  in which case the Trust Fund may continue to hold such REO Property  (subject to any conditions  contained in such Opinion of Counsel).  The Master Servicer shall be entitled to be reimbursed  from the Custodial  Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10.  Notwithstanding  any other provision of this Agreement,  no REO Property  acquired by the Trust Fund  shall be rented (or  allowed to  continue  to be rented) or  otherwise  used by or on behalf of the
Trust Fund in such a manner or pursuant to any terms that would  (i) cause  such REO Property to fail to qualify as
"foreclosure  property"  within the meaning of  Section 860G(a)(8)  of the Code or (ii) any  subject  REMIC created hereunder to the  imposition of any federal  income taxes on the income  earned from such REO  Property,  including any taxes  imposed by reason of  Section 860G(c) of  the Code,  unless the Master  Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d)      The proceeds of any Cash  Liquidation,  REO  Disposition  or purchase or  repurchase  of any Mortgage Loan pursuant to the terms of this  Agreement,  as well as any recovery  (other than  Subsequent  Recoveries)  resulting from a collection of Liquidation  Proceeds,  Insurance  Proceeds or REO Proceeds,  will be applied in the following order of  priority:  first,  to  reimburse  the Master  Servicer  or the related  Subservicer  in  accordance  with
Section 3.10(a)(ii);  second,  to the  Certificateholders  to the extent of  accrued  and  unpaid  interest  on the
Mortgage  Loan, and any related REO Imputed  Interest,  at the Net Mortgage Rate (or the Modified Net Mortgage Rate
in the case of a Modified  Mortgage  Loan) (less  Deferred  Interest,  if any),  to the Due Date in the related Due
Period  prior  to  the   Distribution   Date  on  which  such  amounts  are  to  be  distributed;   third,  to  the
Certificateholders  as a recovery of principal on the Mortgage  Loan (or REO Property)  (provided  that if any such
Class of  Certificates  to which  such  Realized  Loss was  allocated  is no longer  outstanding,  such  subsequent recovery  shall be  distributed  to the  persons  who were the  Holders of such Class of  Certificates  when it was retired);  fourth,  to all Subservicing  Fees payable  therefrom (and the Subservicer  shall have no claims for any deficiencies  with respect to such fees which result from the  foregoing  allocation);  and fifth,  to  Foreclosure
Profits.

(e)      In the  event  of a  default  on a  Mortgage  Loan one or more of whose  obligors  is not a United  States
Person,  in  connection  with  any  foreclosure  or  acquisition  of a  deed  in  lieu  of  foreclosure  (together,
"foreclosure")  in respect of such Mortgage Loan, the Master Servicer shall cause compliance with the provisions of
Treasury Regulation  Section 1.1445-2(d)(3)  (or any successor thereto) necessary to assure that no withholding tax obligation  arises with respect to the proceeds of such foreclosure  except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.     Trustee to Cooperate; Release of Mortgage Files.

(a)      Upon  becoming  aware of the  payment  in full of any  Mortgage  Loan,  or upon the  receipt by the Master
Servicer of a  notification  that payment in full will be escrowed in a manner  customary  for such  purposes,  the
Master Servicer shall  immediately  notify the Trustee (if it holds the related  Mortgage File) or the Custodian by a  certification  of a Servicing  Officer  (which  certification  shall  include a statement to the effect that all amounts  received or to be received in  connection  with such  payment  which are  required to be  deposited in the
Custodial  Account pursuant to Section 3.07  have been or will be so deposited),  substantially in one of the forms attached hereto as Exhibit H  requesting  delivery to it of the Mortgage File.  Upon receipt of such  certification and request,  the Trustee shall promptly release,  or cause the Custodian to release,  the related Mortgage File to the Master  Servicer.  The Master  Servicer is  authorized  to execute and deliver to the Mortgagor the request for reconveyance,  deed of reconveyance  or release or  satisfaction of mortgage or such instrument  releasing the lien of the Mortgage,  together with the Mortgage Note with, as appropriate,  written  evidence of cancellation  thereon and to cause the removal from the  registration  on the MERS(R)System of such  Mortgage and to execute and deliver, on behalf of the Trustee and the  Certificateholders  or any of them, any and all  instruments of  satisfaction  or cancellation  or of partial or full release,  including any  applicable  UCC  termination  statements.  No expenses incurred in connection  with any  instrument of  satisfaction  or deed of  reconveyance  shall be chargeable to the
Custodial Account or the Certificate Account.

(b)      From time to time as is  appropriate  for the servicing or  foreclosure  of any Mortgage  Loan, the Master
Servicer  shall  deliver to the  Custodian,  with a copy to the  Trustee,  a  certificate  of a  Servicing  Officer substantially  in one of the forms  attached  as  Exhibit H  hereto,  requesting  that  possession  of all,  or any document  constituting  part of, the  Mortgage  File be released to the Master  Servicer and  certifying  as to the reason for such release and that such release will not  invalidate  any insurance  coverage  provided in respect of the Mortgage Loan under any Required  Insurance Policy.  Upon receipt of the foregoing,  the Trustee shall deliver, or cause the Custodian to deliver,  the Mortgage File or any document  therein to the Master  Servicer.  The Master
Servicer shall cause each Mortgage File or any document  therein so released to be returned to the Trustee,  or the
Custodian  as agent for the  Trustee  when the need  therefore  by the Master  Servicer  no longer  exists,  unless
(i) the  Mortgage Loan has been  liquidated and the  Liquidation  Proceeds  relating to the Mortgage Loan have been deposited in the  Custodial  Account or (ii) the  Mortgage  File or such  document has been  delivered  directly or through a  Subservicer  to an attorney,  or to a public  trustee or other  public  official as required by law, for purposes of  initiating  or  pursuing  legal  action or other  proceedings  for the  foreclosure  of the  Mortgaged
Property  either  judicially  or  non-judicially,  and the Master  Servicer  has  delivered  directly  or through a
Subservicer  to the Trustee a  certificate  of a  Servicing  Officer  certifying  as to the name and address of the
Person to which such Mortgage  File or such  document was  delivered and the purpose or purposes of such  delivery.
In the event of the  liquidation  of a Mortgage  Loan,  the Trustee  shall  deliver  the  Request for Release  with respect thereto to the Master Servicer upon the Trustee's  receipt of notification  from the Master Servicer of the deposit of the related Liquidation Proceeds in the Custodial Account.

(c)      The  Trustee or the Master  Servicer  on the  Trustee's  behalf  shall  execute  and deliver to the Master
Servicer,  if necessary,  any court  pleadings,  requests for trustee's  sale or other  documents  necessary to the foreclosure  or  trustee's  sale in  respect  of a  Mortgaged  Property  or to any legal  action  brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency  judgment,  or to enforce any other  remedies  or rights  provided by the  Mortgage  Note or Mortgage  or  otherwise  available  at law or in equity.  Together with such  documents or pleadings (if signed by the Trustee),  the Master  Servicer shall deliver to the Trustee a certificate  of a Servicing  Officer  requesting  that such  pleadings or documents be executed by the Trustee and  certifying  as to the reason such  documents or pleadings  are required and that the execution and delivery  thereof by the Trustee shall not invalidate any insurance  coverage under any Required  Insurance  Policy or  invalidate  or  otherwise  affect  the lien of the  Mortgage,  except for the  termination  of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.     Servicing and Other Compensation; Eligible Master Servicing Compensation.

(a)      The Master Servicer,  as compensation for its activities  hereunder,  shall be entitled to receive on each
Distribution Date the amounts provided for by  clauses (iii) ,  (iv), (v) and (vi) of  Section 3.10(a),  subject to clause (e) below.  The amount of servicing  compensation  provided for in such clauses  shall be accounted for on a
Mortgage  Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds,  Insurance Proceeds and REO Proceeds
(net of amounts  reimbursable  therefrom  pursuant  to  Section 3.10(a)(ii))  in respect of a Cash  Liquidation  or
REO Disposition  exceed the unpaid  principal  balance of such Mortgage Loan plus unpaid  interest  accrued thereon
(including  REO Imputed  Interest) at a per annum rate equal to the related Net Mortgage  Rate (or the Modified Net
Mortgage Rate in the case of a Modified  Mortgage Loan),  the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related  Subservicer,  any Foreclosure  Profits and any Subservicing Fee considered to be accrued but unpaid.

(b)      Additional servicing  compensation in the form of payment charges,  assumption fees, late payment charges, investment  income on amounts in the Custodial  Account or the  Certificate  Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

(c)      The Master  Servicer  shall be  required  to pay,  or cause to be paid,  all  expenses  incurred  by it in connection  with its  servicing  activities  hereunder  (including  payment of premiums  for the Primary  Insurance
Policies,  if any, to the extent such premiums are not required to be paid by the related Mortgagors,  and the fees and  expenses of the Trustee and the  Custodian)  and shall not be  entitled to  reimbursement  therefor  except as specifically provided in Sections 3.10 and 3.14.

(d)      The Master Servicer's right to receive  servicing  compensation may not be transferred in whole or in part except in  connection  with the transfer of all of its  responsibilities  and  obligations  of the Master  Servicer under this Agreement.

(e)      Notwithstanding  clauses (a) and  (b) above, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its  activities  hereunder for the period ending on each  Distribution  Date shall be reduced  (but not below zero) by an amount equal to Eligible  Master  Servicing  Compensation  (if any) for such
Distribution  Date. Such reduction shall be applied during such period as follows:  first, to any  Subservicing Fee to which the  Master  Servicer  is  entitled  pursuant  to  Section 3.10(a)(iii) ;  second,  to any  income or gain realized  from any  investment  of funds  held in the  Custodial  Account or the  Certificate  Account to which the
Master Servicer is entitled pursuant to Sections  3.07(c) or  4.01(b),  respectively;  and third, to any amounts of servicing  compensation  to which the Master  Servicer  is  entitled  pursuant to  Section 3.10(a)(v)  or (vi).  In making such  reduction,  the Master  Servicer  (i) shall  not withdraw from the  Custodial  Account or  Certificate
Account  any such  amount to which it is  entitled  pursuant  to  Section 3.07(c)  or 4.01(b)  and  (ii) shall  not withdraw from the Custodial  Account any such amount of servicing  compensation to which it is entitled pursuant to
Section 3.10(a)(v) or  (vi). With respect to any Distribution  Date,  Eligible Master Servicing  Compensation shall be used on such Distribution Date to cover any Prepayment Interest Shortfalls.

Section 3.17.     Reports to the Trustee and the Depositor.

         Not later than fifteen days after it receives a written  request  from the Trustee or the  Depositor  each
Distribution  Date, the Master Servicer shall forward to the Trustee and the Depositor a statement,  certified by a
Servicing  Officer,  setting  forth the  status  of the  Custodial  Account  as of the  close of  business  on such
Distribution  Date as it relates to the Mortgage Loans and showing,  for the period covered by such statement,  the aggregate  of deposits in or  withdrawals  from the  Custodial  Account in respect of the  Mortgage  Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.     Annual Statement as to Compliance and Servicing Assessment.

         The Master  Servicer  shall deliver to the Depositor and the Trustee on or before the earlier of (a) March
31 of each year or (b) with respect to any calendar  year during which the  Depositor's  annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and  regulations of the  Commission,  the date on which the  Depositor's  annual report on Form 10-K is required to be filed in accordance  with the Exchange
Act and the  rules  and  regulations  of the  Commission,  (i) a  servicing  assessment  as  described  in  Section
4.03(f)(ii) and (ii) a servicer  compliance  statement signed by an authorized  officer of the Master Servicer,  as described in Items 1122(a), 1122(b) and 1123 of Regulation AB, to the effect that:

(i)      A review of the Master  Servicer's  activities  during the reporting  period and of its performance  under this Agreement, has been made under such officer's supervision.

(ii)     To the best of such officer's  knowledge,  based on such review,  the Master Servicer has fulfilled all of its  obligations  under this Agreement in all material  respects  throughout  the reporting  period or, if there has been a failure to fulfill any such  obligation  in any material  respect,  specifying  each such failure known to such officer and the nature and status thereof.

         The  Master  Servicer  shall  use  commercially  reasonable  efforts  to  obtain  from all  other  parties participating  in the servicing  function any additional  certifications  required under Item 1123 of Regulation AB to the extent required to be included in a Report on Form 10-K;  provided,  however,  that a failure to obtain such certifications  shall not be a breach of the Master  Servicer's duties hereunder if any such party fails to deliver such a certification.

Section 3.19.     Annual Independent Public Accountants' Servicing Report.

         On or before the  earlier of (a) March 31 of each year or (b) with  respect to any  calendar  year  during which the  Depositor's  annual report on Form 10-K is required to be filed in accordance  with the Exchange Act and the rules and  regulations  of the  Commission,  the date on which the  annual  report is  required  to be filed in accordance  with the Exchange  Act and the rules and  regulations  of the  Commission,  the Master  Servicer at its
expense shall cause a firm of independent public  accountants,  which shall be members of the American Institute of
Certified  Public  Accountants,  to furnish to the Depositor and the Trustee the  attestation  required  under Item
1122(b) of Regulation AB. In rendering  such  statement,  such firm may rely, as to matters  relating to the direct servicing of mortgage loans by Subservicers,  upon comparable statements for examinations  conducted by independent public  accountants  substantially in accordance with standards  established by the American Institute of Certified
Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.     Right of the Depositor in Respect of the Master Servicer.

         The Master  Servicer shall afford the Depositor and the Trustee,  upon  reasonable  notice,  during normal business  hours access to all records  maintained by the Master  Servicer in respect of its rights and  obligations hereunder  and access to officers of the Master  Servicer  responsible  for such  obligations.  Upon  request,  the
Master  Servicer  shall furnish the Depositor and the Trustee with its most recent  financial  statements  and such other  information  as the Master  Servicer  possesses  regarding its business,  affairs,  property and  condition, financial or otherwise.  The Master  Servicer shall also cooperate  with all  reasonable  requests for  information including,  but not limited to, notices,  tapes and copies of files,  regarding  itself,  the Mortgage Loans or the
Certificates  from any Person or Persons  identified by the Depositor or  Residential  Funding.  The Depositor may,
but is not obligated to perform,  or cause a designee to perform,  any defaulted  obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer  hereunder;  provided that the Master Servicer shall not be relieved of any of its  obligations  hereunder by virtue of such  performance  by the  Depositor  or its  designee.
Neither the Depositor nor the Trustee shall have the  responsibility  or liability for any action or failure to act by the Master  Servicer  and is not  obligated to  supervise  the  performance  of the Master  Servicer  under this
Agreement or otherwise.

Section 3.21.     The Mortgage Insurance Co-Trustee.

(a)      The Master Servicer hereby  appoints the Mortgage  Insurance  Co-Trustee to act as co-trustee as permitted under and in accordance with Section 8.10 of this Agreement.  The Mortgage  Insurance  Co-Trustee  hereby agrees to act as  co-trustee  of the Trust Fund for  purposes of  accepting  and holding the MI Policy on behalf of the Trust and to be the named  insured under the MI Policy.  The Mortgage  Insurance  Co-Trustee  shall hold the MI Policy at its Corporate Trust Office. The Mortgage Insurance  Co-Trustee shall be entitled to all of the rights,  protections and immunities of the Trustee under Article VIII of this Agreement.

(b)      On each  Distribution  Date,  the Trustee shall pay as directed by the Master  Servicer,  on behalf of the
Mortgage  Insurance  Co-Trustee,  the  premium  for the MI Policy out of  amounts  on  deposit  in the  Certificate
Account.  All claims under the MI Policy shall be made by the Master  Servicer on behalf of the Mortgage  Insurance
Co-Trustee  and any funds  received  by the Master  Servicer  with  respect to the MI Policy will be deemed to have been  received  by the Master  Servicer  on behalf of the  Mortgage  Insurance  Co-Trustee.  Regardless,  any funds received by the  Mortgage  Insurance  Co-Trustee  under the MI Policy  shall be remitted to the Trustee  within two
Business Days for deposit to the Certificate Account.

(c)      In the event of a Mortgage  Insurance Policy Provider Default under the MI Policy,  the Mortgage Insurance
Policy  Provider  shall be  terminated  by the  Mortgage  Insurance  Co-Trustee  on behalf of the Trust only if the
Mortgage Insurance Co-Trustee is so directed by the Certificate Insurer and the Master Servicer.

ARTICLE IV

                                          PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.     Certificate Account.

(a)      The  Trustee  shall  establish  and  maintain a  Certificate  Account in which the Master  Servicer  shall deposit  or cause  to be  deposited  on  behalf  of the  Trustee  on or  before  2:00  P.M.  New York  time on each
Certificate  Account  Deposit Date by wire transfer of  immediately  available  funds an amount equal to the sum of
(i) any Advance for the immediately  succeeding  Distribution Date, (ii) any amount required to be paid pursuant to
Section 3.12(a),   (iii) any   amount   required  to  be  deposited  in  the   Certificate   Account   pursuant  to
Section 3.16(e),  Section 4.07  or  Section 4.09,  (iv) any  amount  required to be paid pursuant to  Section 9.01,
(v) any  prepayment  charges on the Mortgage Loans received during the related  Prepayment  Period,  (vi) an amount equal  to the  Mortgage  Insurance  Premium  Payable  on  such  Distribution  Date  and  (vii)  all  other  amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

(b)      On or prior to the Business Day immediately  following each Determination  Date, the Master Servicer shall determine any amounts owed by the Yield Maintenance  Agreement  Provider under the Yield Maintenance  Agreement and any amounts owed by the Swap  Counterparty  under the Swap  Agreement and inform the Trustee,  or the  Supplemental
Interest  Trust  Trustee,  as  applicable,  in writing  of the amount so  calculated.  The  Master  Servicer  shall deposit or cause to be  deposited  in the  Certificate  Account on or before  2:00 P.M.  New York Time on each Swap
Certificate  Account Deposit Date by wire transfer of immediately  available funds an amount equal to the lesser of
(i) any Net Swap Payments and Swap  Termination  Payments (other than Swap  Termination  Payments  resulting from a
Swap  Counterparty  Trigger  Event)  payable  by  the  Supplemental  Interest  Trust  Trustee,  on  behalf  of  the
Supplemental  Interest  Trust,  to the Swap  Counterparty  pursuant  to the Swap  Agreement  and (ii) the amount on deposit in the Custodial  Account on such  Certificate  Account  Deposit Date.  In addition,  on each  Distribution
Date, prior to making any other  distributions  referred to in Section 4.02 herein, the Trustee shall withdraw from the  Certificate  Account and pay to the  Mortgage  Insurance  Policy  Provider,  by wire  transfer of  immediately available funds, the Mortgage Insurance Premium for such Distribution Date.

(c)      The  Trustee  shall,  upon  written  request  from the Master  Servicer,  invest or cause the  institution maintaining  the  Certificate  Account to invest the funds in the  Certificate  Account  in  Permitted  Investments
designated  in the name of the  Trustee  for the benefit of the  Certificateholders,  which shall  mature not later than the last Business Day preceding  the  Distribution  Date next  following the date of such  investment  (except that (i) if such  Permitted  Investment is an obligation of the  institution  that maintains such account or a fund for which such  institution  serves as custodian,  then such Permitted  Investment may mature on such  Distribution
Date and (ii) any  other  investment  may mature on such  Distribution  Date if the Trustee  advances funds on such
Distribution Date to the Certificate  Account in the amount payable on such investment on such  Distribution  Date, pending receipt thereof to the extent necessary to make  distributions on the  Certificates)  and shall not be sold or disposed of prior to maturity.  In the absence of written  instructions  from the Master Servicer,  the funds in the Certificate  Account shall remain  uninvested.  All income and gain realized from any such investment  shall be for the  benefit of the Master  Servicer  and shall be subject to its  withdrawal  or order from time to time.  The amount of any losses incurred in respect of any such investments  shall be deposited in the Certificate  Account by the Master Servicer out of its own funds immediately as realized.

Section 4.02.     Distributions.

(a)      On each  Distribution  Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall allocate and distribute the Available  Distribution  Amount, to the extent on deposit in the Certificate  Account, for such date to the interests issued in respect of REMIC I and REMIC II as specified in this Section.

(b)      (1)      On each Distribution  Date, the following amounts,  in the following order of priority,  shall be distributed by REMIC I to REMIC II on account of the REMIC I Regular Interests:

(A)      to the extent of the Available  Distribution Amount, to the Holders of the REMIC I Regular Interests,  pro
                  rata,  in  an  amount  equal  to  (A) the  related   Uncertificated  Accrued  Interest  for  such
                  Distribution  Date,  plus  (B) any  amounts in respect  thereof  remaining  unpaid from  previous
                  Distribution  Dates.  Amounts payable as  Uncertificated  Accrued  Interest in respect of REMIC I
                  Regular Interest ZZ shall be reduced when the REMIC I  Overcollateralization  Amount is less than the  REMIC I  Required  Overcollateralization  Amount,  by the lesser of  (x) the  amount of such difference and (y) the REMIC I Regular  Interest ZZ Maximum Interest  Deferral  Amount,  and such amount will be payable to the Holders of REMIC I  Regular  Interests  A-1, A-2, M-1, M-2, M-3 and
                  M-4 in the same  proportion  as the  Overcollateralization  Increase  Amount is  allocated to the corresponding  Class of Certificates,  and the  Uncertificated  Principal  Balance of the REMIC I
                  Regular Interest ZZ shall be increased by such amount; and

(B)      on each  Distribution  Date,  to the  Holders  of REMIC I  Regular  Interests,  in an amount  equal to the remainder  of the  Available  Distribution  Amount  after  the  distributions  made  pursuant  to clause (i) above,  allocated  as follows  (except as provided  below):  (A) to the Holders of the
                  REMIC I  Regular  Interest  AA,  98.00%  of such  remainder  until the  Uncertificated  Principal
                  Balance of such  REMIC I  Regular  Interest  is reduced  to zero;  (B) to the  Holders of REMIC I
                  Regular  Interests  A-1,  A-2,  M-1,  M-2,  M-3 and  M-4,  1.00%  of such  remainder  in the same proportion  as amounts are  distributed  in respect of  principal on the  corresponding  Class of
                  Certificates;  (C) to the Holders of the REMIC I  Regular  Interest ZZ, 1.00% of such  remainder;
                  and (D) any remaining amounts to the Holders of the Class R-I  Certificates;  provided,  however,
                  that   98.00%   and   2.00%   of  any   principal   payments   that   are   attributable   to  an
                  Overcollateralization  Reduction  Amount  shall be  allocated  to Holders of the REMIC I  Regular
                  Interest AA and REMIC I  Regular  Interest  ZZ,  respectively;  and  provided  further,  that any prepayment  charges on deposit in the  Certificate  Account  attributable  to prepayment  charges received on the Mortgage Loans during the related  Payment Period shall be deemed  distributed to
                  REMIC II as the holder of the REMIC I Regular Interest AA.

(2)      Notwithstanding  the  distributions  described  in this  Section 4.02(b),  distribution  of funds from the
         Certificate Account shall be made only in accordance with Section 4.02(c).

(c)      On each  Distribution  Date  (x) the  Trustee or (y) the  Paying Agent  appointed  by the  Trustee,  shall distribute  to each  Certificateholder  of record on the next  preceding  Record  Date  (other  than as provided in
Section 9.01  respecting  the final  distribution)  either in  immediately  available  funds (by wire  transfer  or otherwise)  to the  account of such  Certificateholder  at a bank or other  entity  having  appropriate  facilities therefor,  if such  Certificateholder  has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such  Certificateholder  has not so notified the Master  Servicer or the Paying Agent by the Record Date, by
check mailed to such  Certificateholder  at the address of such Holder  appearing in the Certificate  Register such
Certificateholder's  share  (which  share  with  respect  to each  Class  of  Certificates,  shall  be based on the aggregate of the Percentage  Interests  represented by Certificates of the applicable  Class held by such Holder of the following amounts, in the following order of priority,  subject to the provisions of  Section 4.02(d)),  to the
extent  of  the  Available   Distribution   Amount  on  deposit  in  the   Certificate   Account  with  respect  to
clauses (i) through  (xii), and to the extent of the sum of the remaining Available  Distribution Amount on deposit
in  the   Certificate   Account   with  respect  to   clauses (xiii)   through   (xxii)   (and,   with  respect  to
clause (xxi)(B) below, to the extent of prepayment charges on deposit in the Certificate Account):

(i)      to the Class A  Certificateholders,  the Class A Interest  Distribution Amount, with such amount allocated among the Class A Certificateholders on a pro rata basis;

(ii)     to the  Class M-1  Certificateholders  from the  amount,  if any,  of the  Available  Distribution  Amount remaining after the foregoing distributions, the Class M-1 Interest Distribution Amount;

(iii)    to the  Class M-2  Certificateholders  from the  amount,  if any,  of the  Available  Distribution  Amount remaining after the foregoing distributions, the Class M-2 Interest Distribution Amount;

(iv)     to the  Class M-3  Certificateholders  from the  amount,  if any,  of the  Available  Distribution  Amount remaining after the foregoing distributions, the Class M-3 Interest Distribution Amount;

(v)      to the  Class M-4  Certificateholders  from the  amount,  if any,  of the  Available  Distribution  Amount remaining after the foregoing distributions, the Class M-4 Interest Distribution Amount;

(vi)     [Reserved]

(vii)    [Reserved]

(viii)   to the Class A and Class M  Certificateholders,  from the amount,  if any, of the  Available  Distribution
         Amount  remaining after the foregoing  distributions,  the Principal  Distribution  Amount (other than the amounts set forth in  clauses (b)(iv),  (b)(v),  and (b)(vi) of the definition  thereof),  in the order of priority  described in  Section 4.02(d) hereof,  until the Certificate  Principal  Balances of the Class A and Class M Certificates have been reduced to zero;

(ix)     to the Class A-2 and Class M  Certificateholders,  from the amount, if any, of Excess Cash Flow, an amount equal to the  principal  portion  of  Realized  Losses  previously  allocated  to reduce  the  Certificate
         Principal Balance of any Class of the Class A-2 and Class M Certificates and remaining  unreimbursed,  but only to the extent of Subsequent  Recoveries for that  Distribution  Date,  which amount shall be included in the  Principal  Distribution  Amount  and paid in  accordance  with  Section 4.02(d) hereof,  until the
         Certificate  Principal  Balances of the  Class A-2  and Class M  Certificates  have been  reduced to zero;
         provided  that, if the  Certificate  Principal  Balance of the Class A-2  Certificates  will be reduced to zero on such  Distribution  Date when the Certificate  Principal  Balance of the Class A-1 Certificates is
         greater  than zero,  all Excess Cash Flow shall first be paid on such  Distribution  Date to the Class A-1
         Certificates in reduction of their Certificate  Principal Balance until the  Overcollateralization  Amount is equal to zero;

(x)      to the Class A-2 and Class M  Certificateholders,  from the amount,  if any, of Excess Cash Flow remaining after the  foregoing  distributions,  an amount equal to the principal  portion of Realized  Losses on the
         Mortgage Loans during the immediately  preceding  Prepayment Period, which amount shall be included in the
         Principal  Distribution Amount and paid in accordance with  Section 4.02(d) hereof,  until the Certificate
         Principal Balances of the Class A-2 and Class M Certificates have been reduced to zero;

(xi)     to the  Class A  and  Class M  Certificateholders,  from the  amount,  if any,  of the  Excess  Cash  Flow
         remaining  after  the  foregoing  distributions,   the  Overcollateralization  Increase  Amount  for  such
         Distribution  Date,  which  amount  shall be included  in the  Principal  Distribution  Amount and paid in accordance  with  Section 4.02(d) hereof,  until the  Certificate  Principal  Balances  of the Class A and
         Class M Certificates have been reduced to zero;

(xii)    to the Class A and Class M  Certificateholders  from the amount, if any, of the Excess Cash Flow remaining after the foregoing  distributions,  the amount of any Prepayment  Interest  Shortfalls  allocated thereto for such  Distribution  Date,  on a pro rata  basis based on  Prepayment  Interest  Shortfalls  previously allocated  thereto  that  remain  unreimbursed,  to the extent not covered by  Eligible  Master  Servicing
         Compensation on such Distribution Date;

(xiii)   to the Class A and Class M  Certificateholders  from the amount, if any, of the Excess Cash Flow remaining after the foregoing  distributions,  the amount of any Prepayment Interest Shortfalls previously allocated thereto on any prior  Distribution  Date that remain  unreimbursed,  together with interest thereon at the applicable  Pass-Through  Rate, on a pro rata basis based on  Prepayment  Interest  Shortfalls  previously allocated thereto that remain unreimbursed;

(xiv)    from the amount, if any, of the Excess Cash Flow remaining after the foregoing  distributions,  to pay the
         Class A  Certificates,  on a pro  rata  basis,  based  on the  amount  of  Class A  Net WAC Cap  Shortfall
         Carry-Forward  Amount  previously  allocated thereto that remain  unreimbursed,  the amount of any Class A
         Net WAC Cap Shortfall  Carry-Forward  Amounts  remaining unpaid as of such  Distribution  Date and then to the  Class M  Certificates,  in their  order of payment  priority,  the amount of any  Class M Net WAC Cap
         Shortfall Carry-Forward Amounts remaining unpaid as of such Distribution Date;

(xv)     to the  Class A  and  Class M  Certificates  on a pro  rata  basis,  based on the  amount  of  Relief  Act
         Shortfalls  allocated thereto on such Distribution  Date, from the amount, if any, of the Excess Cash Flow remaining after the foregoing  distributions,  the amount of any Relief Act Shortfalls  allocated to those
         Certificates with respect to such Distribution Date;

(xvi)    to the  Class A-2  and  Class M  Certificateholders,  from the  amount,  if any,  of the Excess  Cash Flow remaining  after the foregoing  distributions,  the principal  portion of any Realized  Losses  previously allocated to those  Certificates  and remaining  unreimbursed,  which amount shall be allocated  first, to the  Class A-2  Certificateholders  based on their  respective  principal  portion of any Realized  Losses previously  allocated thereto that remain  unreimbursed,  and then to the Class M  Certificates,  in their order of payment priority;

(xvii)   to pay  to the  holders  of the  Class  M-4  Certificates,  as  payment  of  principal  on the  Class  M-4
         Certificates,  75% of the Excess Cash Flow remaining after the foregoing distributions,  after application of the  Class M-4  Principal  Distribution  Amount  for that  Distribution  Date,  until  the  Certificate
         Principal Balance of the Class M-4 Certificates has been reduced to zero;

(xviii)  to the  Supplemental  Interest  Trust  Account,  any  Excess  Cash  Flow  remaining  after  the  foregoing distributions  for  payment  to the  Swap  Counterparty  of  any  Swap  Termination  Payment  owed  by the
         Supplemental Interest Trust due to a Swap Counterparty Trigger Event; and

(xix)    to the Class SB  Certificates,  (A) from the amount,  if any, of the Excess Cash Flow remaining  after the foregoing  distributions,  the sum of (i) Accrued  Certificate  Interest  thereon,  (ii) the amount of any
         Overcollateralization  Reduction Amount for such  Distribution  Date and (iii) for any  Distribution  Date
         after the Certificate  Principal  Balance of each Class of Class A  Certificates and Class M  Certificates
         has been reduced to zero, the  Overcollateralization  Amount,  and (B) from  prepayment charges on deposit in the  Certificate  Account,  any  prepayment  charges  received on the Mortgage Loans during the related
         Prepayment Period, and any balance of the Excess Cash Flow.

(d)      On each Distribution Date, the Principal Distribution Amount will be paid as follows:

(i)      the Class A  Principal  Distribution  Amount shall be  distributed,  sequentially,  to the  Class A-1  and
         Class A-2 Certificates,  in that order, in each case until the Certificate Principal Balances thereof have been reduced to zero;

(ii)     the Class M-1  Principal  Distribution  Amount shall be distributed to the Class M-1  Certificates,  until the Certificate Principal Balance thereof has been reduced to zero;

(iii)    the Class M-2  Principal  Distribution  Amount shall be distributed to the Class M-2  Certificates,  until the Certificate Principal Balance thereof has been reduced to zero;

(iv)     the Class M-3  Principal  Distribution  Amount shall be distributed to the Class M-3  Certificates,  until the Certificate Principal Balance thereof has been reduced to zero;

(v)      the Class M-4  Principal  Distribution  Amount shall be distributed to the Class M-4  Certificates,  until the Certificate Principal Balance thereof has been reduced to zero;

(vi)     [Reserved]

(vii)    [Reserved]

(e)      Notwithstanding  the  foregoing  clauses (c) and  (d),  upon the  reduction of the  Certificate  Principal
Balance of a Class of Class A and Class M  Certificates to zero,  such Class of  Certificates  will not be entitled to further distributions pursuant to Section 4.02 (other than in respect of Subsequent Recoveries).

(f)      [Reserved]

(g)      Any  Prepayment  Interest  Shortfalls  on the  Mortgage  Loans which are not  covered by  Eligible  Master
Servicing  Compensation  as described  in  Section 3.16  and Relief Act  Shortfalls  on the Mortgage  Loans will be allocated  among  the  Class A  and  Class M  Certificates  pro rata in  accordance  with  the  amount  of  Accrued
Certificate  Interest  payable on such  Distribution  Date absent such  shortfalls.  Any such uncovered  Prepayment
Interest Shortfalls will be paid solely pursuant to  Sections 4.02(c)(xii)  and (xiii),  Sections  4.09(c)(iii) and
(iv) and  Sections  4.10(c)  (iii) and (iv) to the  extent  funds are  available  therefore.  Any such  Relief  Act
Shortfalls  will be paid solely pursuant to  Section 4.02(c)(xv)  and Section  4.09(c)(vi) and Section  4.10(c)(vi)
to the extent funds are available therefore.

(h)      To the extent on any Distribution Date for which Deferred  Interest exists on such Distribution  Date, the
Deferred Interest  Shortfall,  if any, shall result in a reduction in Accrued  Certificate  Interest on the Class A
Certificates  and Class M  Certificates,  which  reduction shall be allocated  among the Class A  Certificates  and
Class M  Certificates on a pro rata basis, based on the amount of Accrued  Certificate  Interest on such Classes of
Certificates.

(i)      In  addition  to the  foregoing  distributions,  with  respect to any  Subsequent  Recoveries,  the Master
Servicer shall deposit such funds into the Custodial Account pursuant to Section 3.07(b)(iii) .

(j)      Each  distribution  with respect to a Book-Entry  Certificate  shall be paid to the Depository,  as Holder thereof,  and the Depository shall be responsible for crediting the amount of such  distribution to the accounts of its  Depository  Participants  in accordance  with its normal  procedures.  Each  Depository  Participant  shall be responsible  for disbursing such  distribution  to the  Certificate  Owners that it represents and to each indirect participating  brokerage  firm (a "brokerage  firm" or "indirect  participating  firm") for which it acts as agent.
Each brokerage firm shall be responsible for disbursing  funds to the Certificate  Owners that it represents.  None of the Trustee,  the  Certificate  Registrar,  the Depositor or the Master  Servicer shall have any  responsibility therefor except as otherwise provided by this Agreement or applicable law.

(k)      Except  as  otherwise  provided  in  Section 9.01,  if  the  Master  Servicer  anticipates  that  a  final distribution  with respect to any Class of  Certificates  will be made on the next  Distribution  Date,  the Master
Servicer shall, no later than the Determination  Date in the month of such final  distribution,  notify the Trustee and the Trustee  shall,  no later than two (2) Business Days after such  Determination  Date,  mail on such date to each  Holder of such Class of  Certificates  a notice to the effect  that:  (i) the  Trustee  anticipates  that the final  distribution  with respect to such Class of  Certificates  will be made on such  Distribution  Date but only upon  presentation  and  surrender  of such  Certificates  at the office of the Trustee or as  otherwise  specified therein,  and (ii) no  interest  shall  accrue on such  Certificates  from and after the end of the prior  calendar
month.   In  the  event  that   Certificateholders   required  to   surrender   their   Certificates   pursuant  to
Section 9.01(c) do  not  surrender  their  Certificates  for final  cancellation,  the  Trustee  shall  cause funds distributable  with  respect to such  Certificates  to be held in the  Certificate  Account for the benefit of such
Certificateholders as provided in Section 9.01(d).

Section 4.03.     Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

(a)      Concurrently  with  each  distribution  charged  to the  Certificate  Account  and  with  respect  to each
Distribution  Date the  Master  Servicer  shall  forward  to the  Trustee  and the  Trustee  shall  make  available electronically on its website at  www.etrustee.net  to each Holder, and the Depositor a statement setting forth the following information as to each Class of Certificates, in each case to the extent applicable:

(i)      the  applicable  Record Date,  Determination  Date,  Distribution  Date and the date on which the Interest
         Accrual Period commenced;

(ii)     the aggregate amount of payments  received with respect to the Mortgage Loans in the aggregate,  including prepayment amounts;

(iii)    the Subservicing Fee payable to the Master Servicer and the Subservicer;

(iv)     the amount of any other fees or expenses paid;

(v)      (A)               the amount of such  distribution  to the  Certificateholders  of such  Class  applied to reduce  the  Certificate  Principal  Balance  thereof,  and  (B) the  aggregate  amount  included  therein representing Principal Prepayments;

(vi)     the  amount  of such  distribution  to  Holders  of such  Class of  Certificates  allocable  to  interest, including amounts payable as excess cash flow and the disposition of the excess cash flow;

(vii)    if the  distribution  to the Holders of such Class of Certificates is less than the full amount that would be  distributable  to such Holders if there were sufficient  funds available  therefor,  the amount of the shortfall;

(viii)   the  aggregate  Certificate  Principal  Balance of each  Class of  Certificates,  before and after  giving effect to the  amounts  distributed  on such  Distribution  Date,  separately  identifying  any  reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

(ix)     the Certificate Principal Balance for each Class of Certificates as of the Closing Date;

(x)      the number and Stated  Principal  Balance of the Mortgage  Loans in the  aggregate  after giving effect to the  distribution  of  principal  on such  Distribution  Date  and the  number  of  Mortgage  Loans in the aggregate at the beginning and end of the related Due Period;

(xi)     on the basis of the most  recent  reports  furnished  to it by  Subservicers,  (A) the  number  and Stated
         Principal  Balance of the Mortgage Loans in the aggregate that are  Delinquent  (1) 30-59  days, (2) 60-89 days and (3) 90 or more days and the number  and Stated  Principal  Balance of the  Mortgage  Loans in the
         aggregate that are in foreclosure,  (B) the number and Stated Principal  Balances of the Mortgage Loans in
         the aggregate that are Reportable  Modified  Mortgage Loans that are in foreclosure  and are REO Property, indicating in each case capitalized  Mortgage Loans,  other Servicing  Modifications  and totals,  (C) the number and Stated  Principal  Balances of the Mortgage Loans in the aggregate that have been  repurchased, substituted for or for which a modification  to the related  Mortgage Note has been made since the Cut-Off
         Date in each case during the period  which  includes  the  previous  twelve  Distribution  Dates,  (D) the number and Stated  Principal  Balances of the Mortgage Loans in the aggregate which have been  repurchased during the period which  includes the  previous  twelve  Distribution  Dates,  and (E) for all  Reportable
         Modified  Mortgage Loans, the number and Stated Principal  Balances of the Mortgage Loans in the aggregate that have been  liquidated,  the subject of pay-offs and that have been repurchased by the Master Servicer or Seller;

(xii)    the amount,  terms and general purpose of any Advance by the Master Servicer  pursuant to Section 4.04 and the amount of all Advances that have been reimbursed during the related Due Period;

(xiii)   any material  modifications,  extensions  or waivers to the terms of the Mortgage  Loans in the  aggregate during the Due Period or that have cumulatively become material over time;

(xiv)    any material breaches of Mortgage Loan representations or warranties or covenants in the Agreement;

(xv)     the number, aggregate principal balance and Stated Principal Balance of any REO Properties;

(xvi)    the aggregate  Accrued  Certificate  Interest  remaining  unpaid,  if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(xvii)   the  aggregate  amount of Realized  Losses with respect to the Mortgage  Loans in the  aggregate  for such
         Distribution  Date and the aggregate  amount of Realized  Losses with respect to the Mortgage Loans in the aggregate incurred since the Cut-off Date;

(xviii)  the Pass-Through Rate on each Class of Certificates and the applicable Net WAC Cap Rate;

(xix)    [Reserved]

(xx)     the Basis Risk Shortfall, Basis Risk Shortfall Carry-Forward Amount and Prepayment Interest Shortfalls;

(xxi)    the   Overcollateralization   Amount  and  the  Required   Overcollateralization   Amount  following  such
         Distribution Date;

(xxii)   the number and  Stated  Principal  Balances  of the  Mortgage  Loans in the  aggregate  repurchased  under
         Section 4.07;

(xxiii)  the aggregate  amount of any recoveries on previously  foreclosed loans with respect to the Mortgage Loans in the aggregate from Residential Funding;

(xxiv)   the weighted  average  remaining  term to maturity of the  Mortgage  Loans in the  aggregate  after giving effect to the amounts distributed on such Distribution Date;

(xxv)    the weighted  average  Mortgage  Rates of the Mortgage  Loans in the aggregate  after giving effect to the amounts distributed on such Distribution Date;

(xxvi)   [Reserved];

(xxvii)  the amount of any Yield  Maintenance  Payments  payable to the Trustee on behalf of the Trust Fund and any
         Yield Maintenance Agreement Termination Payment payable to the Trustee on behalf of the Trust Fund;

(xxviii)  the amount of any Net Swap Payment  payable to the  Supplemental  Interest Trust Trustee on behalf of the
         Supplemental  Interest Trust, any Net Swap Payment payable to the Swap Counterparty,  any Swap Termination
         Payment  payable to the  Supplemental  Interest  Trust  Trustee,  on behalf of the  Supplemental  Interest
         Trust, and any Swap Termination Payment payable to the Swap Counterparty;

(xxix)   the occurrence of the Stepdown Date;

(xxx)    with respect to the related Due Period,  (i) the number of Mortgage  Loans for which a payment was made by the Mortgage  Insurance  Policy  Provider  under the MI Policy  since the Closing  Date and the  aggregate amount of any such  payments,  (ii) the number of Mortgage  Loans for which a claim has been  presented to the Mortgage  Insurance  Policy  Provider  under the MI Policy  since the Closing  Date and the  aggregate amount  of any such  outstanding  claims,  and (iii) the  number of  Mortgage  Loans for which a claim was presented  to the  Mortgage  Insurance  Policy  Provider  under the MI Policy since the Closing Date which claim was denied by the Mortgage  Insurance  Policy  Provider and the aggregate  amount of any such denied claims; and

(xxxi)   the amount,  if any,  required to be paid under any Derivative  Contract  entered into pursuant to Section
         4.14 hereof.

         In the case of  information  furnished  pursuant  to clauses  (i) and (ii)  above,  the  amounts  shall be expressed as a dollar amount per Certificate with a $1,000  denomination.  In addition to the statement provided to the Trustee as set forth in this  Section  4.03(a),  the Master  Servicer  shall  provide to any manager of a trust fund consisting of some or all of the  Certificates,  upon reasonable  request,  such additional  information as is reasonably  obtainable  by the Master  Servicer  at no  additional  expense to the Master  Servicer.  Also,  at the request of a Rating Agency, the Master Servicer shall provide the information  relating to the Reportable  Modified
Mortgage  Loans  substantially  in the form attached  hereto as Exhibit S to such Rating Agency within a reasonable period of time;  provided,  however,  that the Master  Servicer  shall not be required to provide such  information more than four times in a calendar year to any Rating Agency.

(b)      Within a reasonable  period of time after it receives a written  request  from a Holder of a  Certificate, other than a Class R Certificate,  the Master Servicer shall prepare,  or cause to be prepared,  and shall forward, or cause to be forwarded,  to each such  requesting  Person who at any time during the calendar year was the Holder of a Certificate,  other than a Class R Certificate,  a statement  containing the  information set forth in clauses
(v) and (vi) referred to in subsection (a) above  aggregated for such calendar year or applicable  portion  thereof during which such Person was a  Certificateholder.  Such  obligation of the Master Servicer shall be deemed to have been satisfied to the extent that  substantially  comparable  information  shall be provided by the Master Servicer pursuant to any requirements of the Code.

(c)      Within a  reasonable  period of time  after it  receives  a written  request  from any Holder of a Class R
Certificate,  the Master  Servicer  shall  prepare,  or cause to be  prepared,  and shall  forward,  or cause to be forwarded,  to each such  requesting  Person who at any time during the  calendar  year was the Holder of a Class R
Certificate,   a  statement  containing  the  applicable   distribution   information  provided  pursuant  to  this
Section 4.03  aggregated  for such  calendar year or applicable  portion  thereof  during which such Person was the
Holder of a Class R  Certificate.  Such  obligation of the Master  Servicer  shall be deemed to have been satisfied to the extent that  substantially  comparable  information shall be provided by the Master Servicer pursuant to any requirements of the Code.

(d)      Upon  the  written  request  of  any  Certificateholder,  the  Master  Servicer,  as  soon  as  reasonably
practicable,   shall  provide  the  requesting   Certificateholder  with  such  information  as  is  necessary  and
appropriate,   in  the  Master  Servicer's  sole  discretion,  for  purposes  of  satisfying  applicable  reporting requirements under Rule 144A.

(e)      The Master  Servicer  shall,  on behalf of the Depositor and in respect of the Trust Fund,  sign and cause to be filed with the  Commission  any periodic  reports  required to be filed under the  provisions of the Exchange
Act, and the rules and regulations of the Commission  thereunder  including,  without  limitation,  reports on Form
10-K, Form 10-D and Form 8-K. In connection with the preparation and filing of such periodic  reports,  the Trustee shall timely provide to the Master Servicer (I) a list of  Certificateholders  as shown on the Certificate Register as of the end of each calendar  year,  (II) copies of all  pleadings,  other legal process and any other  documents relating to any claims,  charges or complaints involving the Trustee, as trustee hereunder,  or the Trust Fund that are received by a Responsible  Officer of the Trustee,  (III) notice of all matters  that, to the actual  knowledge of a  Responsible  Officer of the  Trustee,  have been  submitted to a vote of the  Certificateholders,  other than those matters that have been submitted to a vote of the  Certificateholders  at the request of the Depositor or the
Master Servicer,  and (IV) notice of any failure of the Trustee to make any distribution to the  Certificateholders as required  pursuant to this Agreement.  Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master  Servicer's  failure to properly  prepare or file such  periodic  reports  resulting  from or relating to the Master  Servicer's  inability or failure to obtain any  information  not resulting  from the Master
Servicer's own negligence or willful misconduct.

(f)      Any Form 10-K filed with the Commission in connection  with this Section 4.03 shall include,  with respect to the Certificates relating to such 10-K:

(i)      A  certification,  signed by the  senior  officer  in  charge of the  servicing  functions  of the  Master
         Servicer,  in the form  attached as Exhibit R-1 hereto or such other form as may be required or  permitted by the Commission  (the "Form 10-K  Certification"),  in compliance with Rules 13a-14 and 15d-14 under the
         Exchange Act and any additional directives of the Commission.

(ii)     A report  regarding its  assessment of compliance  during the preceding  calendar year with all applicable servicing  criteria  set  forth  in  relevant  Commission  regulations  with  respect  to  mortgage-backed securities  transactions  taken as a whole involving the Master Servicer that are backed by the same types of assets as those  backing the  certificates,  as well as similar  reports on  assessment  of  compliance received from other parties  participating  in the servicing  function as required by relevant  Commission regulations,  as described in Item 1122(a) of  Regulation  AB. The Master  Servicer  shall obtain from all other parties participating in the servicing function any required assessments.

(iii)    With respect to each  assessment  report  described  immediately  above,  a report by a registered  public accounting  firm that  attests to, and reports on, the  assessment  made by the  asserting  party,  as set forth in relevant  Commission  regulations,  as  described  in  Regulation  1122(b) of  Regulation  AB and
         Section 3.19.

(iv)     The servicer compliance certificate required to be delivered pursuant Section 3.18.

(g)      In connection  with the Form 10-K  Certification,  the Trustee  shall  provide the Master  Servicer with a back-up certification substantially in the form attached hereto as Exhibit R-2.

(h)      This  Section  4.03  may be  amended  in  accordance  with  this  Agreement  without  the  consent  of the
Certificateholders.

(i)      The Trustee  shall make  available on the  Trustee's  internet  website each of the reports filed with the
Commission by or on behalf of the Depositor under the Exchange Act, upon delivery of such report to the Trustee.

Section 4.04.     Distribution of Reports to the Trustee and the Depositor; Advances by the Master Servicer.

(a)      Prior to the close of business on the Business Day next  succeeding  each  Determination  Date, the Master
Servicer  shall  furnish a written  statement  (which  may be in a  mutually  agreeable  electronic  format) to the
Trustee,  any  Paying  Agent  and the  Depositor  (the  information  in such  statement  to be  made  available  to
Certificateholders  by the Master  Servicer  on  request)  (provided  that the Master  Servicer  shall use its best efforts to deliver  such  written  statement  not later than 12:00 P.M.  New York time on the second  Business  Day prior to the Distribution  Date) setting forth (i) the Available  Distribution  Amounts,  (ii) the amounts required to be  withdrawn  from the  Custodial  Account  and  deposited  into the  Certificate  Account  on the  immediately succeeding  Certificate  Account  Deposit Date  pursuant to  clause (iii) of  Section 4.01(a)  and the amount to be distributed  to each Holder  pursuant to Section  4.03(a),  (iii) the  amount of  Prepayment  Interest  Shortfalls,
Class A Net WAC Cap Shortfall,  Class M Net WAC Cap Shortfall,  Class A Net WAC Cap Shortfall Carry-Forward Amounts
and Class M Net WAC Cap Shortfall  Carry-Forward  Amounts,  (iv) the Yield  Maintenance  Payment,  if any, for such
Distribution  Date,  (v) any Net Swap Payments paid by the Swap  Counterparty  to the  Supplemental  Interest Trust
Trustee,  if any,  for such  Distribution  Date,  (vi) the amount,  if any,  payable to the Trustee by a Derivative
Counterparty,  (vii) the  Mortgage  Insurance Premium for such Distribution Date, (viii) the amounts required to be withdrawn  from  the  Mortgage  Insurance  Premium  Taxes  Reserve  Fund  pursuant  to  Section  4.13  and (ix) the determination  by the Master  Servicer of such amounts  shall,  in the absence of obvious error,  be  presumptively deemed to be correct  for all  purposes  hereunder  and the Trustee  shall be  protected  in relying  upon the same without any independent check or verification.

(b)      On or before 2:00 P.M. New York time on each  Certificate  Account Deposit Date, the Master Servicer shall either  (i) remit  to the Trustee for deposit in the  Certificate  Account  from its own funds,  or funds  received therefore from the  Subservicers,  an amount equal to the Advances to be made by the Master  Servicer in respect of the related  Distribution  Date, which shall be in an aggregate amount equal to the sum of (A) the aggregate amount of Monthly  Payments other than Balloon  Payments (with each interest  portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate),  less the amount of any related Servicing  Modifications,  Deferred  Interest,  if any, Debt Service  Reductions or reductions in the amount of interest  collectable  from the Mortgagor  pursuant to the Relief Act or similar  legislation or regulations then in effect,  on the Outstanding  Mortgage Loans as of the related Due Date in the related Due Period,  which Monthly  Payments were due during the related Due Period and not received as of the close of business as of the related  Determination  Date; provided that no Advance shall be made if it would be a  Nonrecoverable  Advance and (B) with  respect to each Balloon Loan  delinquent  in respect of its
Balloon Payment as of the close of business on the related  Determination  Date, an amount equal to the excess,  if any, of interest on the unpaid  principal  balance  thereof (with each  interest  portion  thereof  adjusted to per annum rate equal to the Net  Mortgage  Rate) over any  payments of interest  (with each  interest  portion  thereof adjusted to a per annum rate equal to the Net Mortgage  Rate)  received from the related  Mortgagor as of the close of business  on the  related  Determination  Date and  allocable  to the Due Date during the related Due Period for each month until such Balloon Loan is finally  liquidated,  (ii) withdraw  from amounts on deposit in the Custodial
Account and deposit in the  Certificate  Account  all or a portion of the Amount  Held for Future  Distribution  in discharge  of any  such  Advance,  or  (iii) make  advances  in the  form  of any  combination  of  clauses (i) and
(ii) aggregating  the amount of such Advance.  Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the  Certificate  Account on or before 11:00 A.M. New York time on any future  Certificate  Account Deposit Date to the extent that funds  attributable to the Mortgage Loans that are available in the Custodial  Account for deposit in the  Certificate  Account on such  Certificate  Account  Deposit
Date shall be less than  payments to  Certificateholders  required to be made on the following  Distribution  Date.
The  Master   Servicer   shall  be  entitled  to  use  any  Advance   made  by  a   Subservicer   as  described  in
Section 3.07(b) that  has been deposited in the Custodial  Account on or before such  Distribution  Date as part of the Advance made by the Master Servicer  pursuant to this  Section 4.04.  The  determination by the Master Servicer that  it  has  made  a  Nonrecoverable  Advance  or  that  any  proposed  Advance,  if  made,  would  constitute  a
Nonrecoverable  Advance,  shall be evidenced by a certificate of a Servicing Officer delivered to the Depositor and the Trustee.  In the event that the Master  Servicer  determines as of the Business Day  preceding any  Certificate
Account  Deposit Date that it will be unable to deposit in the  Certificate  Account an amount equal to the Advance required to be made for the immediately  succeeding  Distribution  Date, it shall give notice to the Trustee of its inability to advance  (such notice may be given by  telecopy),  not later than 3:00 P.M.,  New York  time,  on such
Business Day,  specifying  the portion of such amount that it will be unable to deposit.  Not later than 3:00 P.M.,
New York time, on the Certificate  Account Deposit Date the Trustee shall,  unless by 12:00 Noon, New York time, on such day the  Trustee  shall have been  notified  in writing  (by  telecopy)  that the Master  Servicer  shall have directly or indirectly  deposited in the Certificate  Account such portion of the amount of the Advance as to which the Master  Servicer  shall have given  notice  pursuant  to the  preceding  sentence,  pursuant  to  Section 7.01,
(a) terminate  all of the rights and  obligations of the Master  Servicer  under this Agreement in accordance  with
Section 7.01  and  (b) assume  the rights and  obligations  of the Master  Servicer as  successor  Master  Servicer hereunder,  including the obligation to deposit in the  Certificate  Account an amount equal to the Advance for the immediately  succeeding  Distribution  Date. In connection with the preceding  sentence,  the Trustee shall deposit all funds it receives pursuant to this Section 4.04(b) into the Certificate Account.

Section 4.05.     Allocation of Realized Losses.

(a)      Prior to each  Distribution  Date,  the Master  Servicer  shall  determine  the total  amount of  Realized
Losses,  if any,  that  resulted  from any Cash  Liquidation,  Servicing  Modifications,  Debt  Service  Reduction,
Deficient  Valuation or REO  Disposition  that occurred during the related  Prepayment  Period or, in the case of a
Servicing  Modification  that  constitutes a reduction of the interest rate on a Mortgage  Loan,  the amount of the reduction in the interest portion of the Monthly Payment due in the month in which such  Distribution  Date occurs.
The amount of each Realized Loss shall be evidenced by an Officers' Certificate.

(b)      All Realized Losses on the Mortgage Loans shall be allocated as follows:

         first,  to Excess Cash Flow as provided in  clause (b)(v) of  the  definition of  "Principal  Distribution
         Amount", to the extent of the Excess Cash Flow for such Distribution Date;

         second, to payments received under the Yield Maintenance Agreement;

         third, to any Net Swap Payments  received by the Supplemental  Interest Trust Trustee pursuant to the Swap
         Agreement;

         fourth, in reduction of the Overcollateralization Amount, until such amount has been reduced to zero or until the aggregate Certificate Principal Balance of the Class A and Class M Certificates equals the aggregate Stated Principal Balance of the Mortgage Loans;

         fifth, to the Class M-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

         sixth, to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

         seventh, to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

         eighth, to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

         ninth, to the Class A-2 Certificates, until the Certificate Principal Balances thereof have been reduced to zero.

         The Class A-1 Certificates will not be allocated any realized losses.

(c)      Any  allocation of the principal  portion of Realized  Losses (other than Debt Service  Reductions) to the
Class A-2 and Class M  Certificates  shall be made by reducing the  Certificate  Principal  Balance  thereof by the amount so allocated,  which allocation shall be deemed to have occurred on such  Distribution  Date;  provided that no such  reduction  shall  reduce the  Certificate  Principal  Balance of the  Class A-2  Certificates  and Class M
Certificates  below the aggregate  Stated  Principal  Balance of the Mortgage Loans, as applicable.  Allocations of the  interest  portions of Realized  Losses  (other than any interest  rate  reduction  resulting  from a Servicing
Modification)  shall be made by operation of the definition of "Accrued  Certificate  Interest" and by operation of the  provisions  of  Section 4.02(c).  Allocations  of the interest  portion of a Realized Loss  resulting  from an interest rate reduction in connection  with a Servicing  Modification  shall be made by operation of the provisions of  Section 4.02(c).  All Realized Losses and all other losses allocated to a Class of Certificates  hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

(d)      All Realized  Losses on the Mortgage  Loans shall be  allocated on each  Distribution  Date to the REMIC I
Regular Interests,  as follows:  first, to Uncertificated Accrued Interest payable to the REMIC I Regular Interests
AA and ZZ up to an aggregate  amount equal to the excess of (a) the REMIC I  Interest Loss  Allocation  Amount over
(b) Prepayment  Interest  Shortfalls (to the extent not covered by Compensating  Interest) relating to the Mortgage
Loans for such Distribution Date, 98% and 2%,  respectively;  second, to the  Uncertificated  Principal Balances of the REMIC I Regular  Interests AA and ZZ up to an aggregate  amount equal to the REMIC I  Principal Loss Allocation
Amount,  98% and 2%,  respectively;  third, to the  Uncertificated  Principal Balances of REMIC I Regular Interests
AA, 98%, M-4, 1% and ZZ, 1%, until the  Uncertificated  Principal  Balance of REMIC I Regular Interest M-4 has been reduced to zero;  fourth, to the  Uncertificated  Principal  Balances of REMIC I Regular Interests AA, 98%, M-3, 1%
and ZZ, 1%, until the  Uncertificated  Principal  Balance of REMIC I Regular Interest M-3 has been reduced to zero;
fifth, to the  Uncertificated  Principal  Balances of REMIC I Regular  Interests AA, 98%, M-2, 1% and ZZ, 1%, until the  Uncertificated  Principal  Balance of REMIC I  Regular  Interest M-2 has been reduced to zero;  sixth,  to the
Uncertificated  Principal  Balances  of  REMIC I  Regular  Interests  AA,  98%,  M-1,  1% and  ZZ,  1%,  until  the
Uncertificated  Principal  Balance of REMIC I  Regular  Interest  M-1 has been  reduced  to zero;  seventh,  to the
Uncertificated  Principal  Balances of REMIC I Regular  Interests AA, 98%, pro rata to the A-2 and A-1, 1%, and ZZ,
1%, until the  Uncertificated  Principal  Balances of REMIC I  Regular  Interests  A-2 and A-1 have been reduced to zero.

(e)      Realized  Losses  allocated  to the  Excess  Cash Flow or the  Overcollateralization  Amount  pursuant  to paragraphs (a),  (b) or (c) of this Section,  the definition of Accrued  Certificate  Interest and the operation of
Section 4.02(c) shall  be  deemed  allocated  to  the  Class SB  Certificates.  Realized  Losses  allocated  to the
Class SB  Certificates  shall, to the extent such Realized Losses represent Realized Losses on an interest portion, be allocated to the REMIC II  Regular  Interest SB-IO.  Realized Losses  allocated to the Excess Cash Flow pursuant to paragraph  (b) of this  Section shall  be deemed to reduce Accrued  Certificate  Interest on the REMIC I Regular
Interest SB-IO.  Realized Losses  allocated to the  Overcollateralization  Amount pursuant to paragraph (b) of this
Section shall  be deemed first to reduce the principal  balance of the REMIC II  Regular  Interest SB-PO until such principal  balance  shall have been reduced to zero and  thereafter  to reduce  accrued and unpaid  interest on the
REMIC II Regular Interest SB-IO.

Section 4.06.     Reports of Foreclosures and Abandonment of Mortgaged Property.

         The Master  Servicer or the  Subservicers  shall file  information  returns with respect to the receipt of mortgage  interest  received in a trade or business,  the reports of foreclosures and abandonments of any Mortgaged
Property  and the  informational  returns  relating to  cancellation  of  indebtedness  income with  respect to any
Mortgaged  Property  required  by Sections  6050H,  6050J and 6050P of the Code,  respectively,  and deliver to the
Trustee an  Officers'  Certificate  on or before  March 31 of each  year,  beginning  with the first  March 31 that occurs at least six months after the Cut-Off  Date,  stating that such reports have been filed.  Such reports shall be in form and substance sufficient to meet the reporting  requirements  imposed by such Sections 6050H,  6050J and
6050P of the Code.

Section 4.07.     Optional Purchase of Defaulted Mortgage Loans.

         As to any Mortgage  Loan which is delinquent in payment by 90 days or more,  the  Master Servicer  may, at its option,  purchase  such  Mortgage  Loan from the Trustee at the Purchase  Price  therefore.  If at any time the
Master Servicer  makes a payment to the  Certificate  Account  covering the amount of the Purchase Price for such a
Mortgage  Loan,  and the  Master Servicer  provides to the Trustee a  certification  signed by a Servicing  Officer stating  that the amount of such payment has been  deposited in the  Certificate  Account,  then the Trustee  shall execute  the  assignment  of such  Mortgage  Loan at the  request of the  Master Servicer  without  recourse to the
Master Servicer  which shall succeed to all the Trustee's  right,  title and interest in and to such Mortgage Loan, and all security and documents  relative  thereto.  Such  assignment  shall be an  assignment  outright and not for security.  The Master Servicer will thereupon own such Mortgage,  and all such security and documents,  free of any further obligation to the Trustee or the Certificateholders with respect thereto.

Section 4.08.     Limited Mortgage Loan Repurchase Right.

         The Limited  Repurchase  Right Holder will have the irrevocable  option at any time to purchase any of the
Mortgage Loans from the Trustee at the Purchase  Price,  up to a maximum of five Mortgage  Loans. In the event that this option is exercised as to any five Mortgage Loans in the aggregate,  this option will thereupon terminate.  If at any time the Limited  Repurchase Right Holder makes a payment to the Certificate  Account covering the amount of the Purchase  Price for such a Mortgage  Loan, and the Limited  Repurchase  Right Holder  provides to the Trustee a certification  signed by a Servicing  Officer  stating  that the amount of such  payment has been  deposited in the
Certificate  Account,  then the Trustee  shall  execute the  assignment of such Mortgage Loan at the request of the
Limited  Repurchase  Right Holder without  recourse to the Limited  Repurchase  Right Holder which shall succeed to all the Trustee's right,  title and interest in and to such Mortgage Loan, and all security and documents  relative thereto.  Such  assignment  shall be an assignment  outright and not for  security.  The Limited  Repurchase  Right
Holder will thereupon own such Mortgage,  and all such security and  documents,  free of any further  obligation to the Trustee or the  Certificateholders  with respect thereto.  Any tax on "prohibited  transactions" (as defined in
Section 860F(a)(2) of  the  Code) imposed  on any  REMIC relating  to the  exercise of the option  provided in this
Section 4.08 shall in no event be payable by the Trustee.

Section 4.09.     The Yield Maintenance Agreement.

(a)      On  the  Closing  Date,  the  Trustee  shall,  for  the  benefit  of the  Class A,  Class M  and  Class SB
Certificates, enter into the Yield Maintenance Agreement.

(b)      The  Trustee  shall  deposit or cause to be  deposited  any amount  received  under the Yield  Maintenance
Agreement into the  Certificate  Account on the date such amount is received from the Yield  Maintenance  Agreement
Provider under the Yield Maintenance  Agreement (including Yield Maintenance  Agreement  Termination  Payments,  if
any). All Yield Maintenance  Payments  received under the Yield  Maintenance  Agreement shall be distributed as set forth in Section  4.09(c)  below.  Neither  the Yield  Maintenance  Agreement  nor any Yield  Maintenance  Payments
(including Yield Maintenance  Agreement  Termination Payments) constitute a part of any REMIC created hereunder and to the extent any Yield  Maintenance  Payments are included as part of Excess Cash Flow they are so for  definition purposes only.

(c)      To the extent not already  covered by  distributions  of Excess Cash Flow pursuant to clauses (ix) through
(xix) of Section  4.02(c) all payments  received  under the Yield  Maintenance  Agreement  shall be  distributed as follows:

               (i)                  as part of the Principal  Distribution  Amount,  to pay to the holders of the
               Class  A-2  Certificates  and  Class M  Certificates,  in the  priority  described  under  Section
               4.02(c)(viii),  in reduction of their  Certificate  Principal  Balances,  the principal portion of realized  losses incurred on the Mortgage Loans for the preceding  calendar month;  provided that, if the Certificate  Principal Balance of the Class A-2 Certificates will be reduced to zero on the related Distribution Date when the Certificate Principal Balance of the Class A-1  Certificates is
               greater than zero, all amounts received by the trust under the Yield  Maintenance  Agreement shall first be paid on such  Distribution  Date to the  Class A-1  Certificates  in  reduction  of their
               Certificate Principal Balance until the Overcollateralization Amount is equal to zero;

               (ii)        to pay the holders of the Class A  Certificates  and Class M  Certificates  as part of the Principal  Distribution  Amount, in the priority  described under Section  4.02(c)(viii),  any
               Overcollateralization Increase Amount;

               (iii)       to pay the holders of Class A  Certificates  and Class M  Certificates,  the amount of any Prepayment  Interest  Shortfalls  allocated thereto for that Distribution  Date, on a pro rata basis based on Prepayment Interest Shortfalls  allocated thereto, to the extent not covered by the
               Eligible Master Servicing Compensation on that Distribution Date;

               (iv)        to pay to the  holders  of the  Class A  Certificates  and Class M  Certificates,  any
               Prepayment  Interest  Shortfalls  remaining  unpaid from prior  Distribution  Dates  together with interest thereon, on a pro rata basis based on unpaid prepayment  interest  shortfalls  previously allocated thereto;

               (v)         to pay to the holders of the Class A Certificates,  pro rata, based on the Net WAC Cap
               Shortfall  Carry-Forward  Amounts  previously  allocated  thereto  that remain  unreimbursed,  the applicable  Net WAC Cap Shortfall  Carry-Forward  Amounts,  and then to the Class M-1,  Class M-2,
               Class M-3 and Class M-4  Certificates  in that  order of  priority,  the amount of any Net WAC Cap
               Shortfall Carry-Forward Amounts remaining unpaid as of that Distribution Date;

               (vi)        to pay to the  holders  of the  Class A  Certificates  and Class M  Certificates,  the
               amount of any Relief Act  Shortfalls  allocated  thereto that remain  unreimbursed,  on a pro rata basis based on Relief Act Shortfalls allocated thereto for that Distribution Date;

               (vii)       to pay to the  holders of the Class A-2  Certificates  based on the amount of Realized
               Losses  previously  allocated thereto that remain  unreimbursed,  and then to the Class M-1, Class
               M-2, Class M-3 and Class M-4 Certificates in that order of priority,  the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

               (viii)      to pay any Swap Termination  Payment  Payments owed to the swap  counterparty due to a
               Swap Counterparty Trigger Event; and

               (ix)        to pay to the holders of the Class SB  Certificates as set forth in clause (c)(xix) of
               Section 4.02.

(d)      Subject  to  Sections  8.01 and 8.02  hereof,  the  Trustee  agrees to comply  with the terms of the Yield
Maintenance  Agreement and to enforce the terms and  provisions  thereof  against the Yield  Maintenance  Agreement
Provider at the written  direction of the Holders of Class A and Class M  Certificates  entitled to at least 51% of the Voting  Rights of such Classes of  Certificates,  or if the Trustee does not receive such  direction  from such
Certificateholders, then at the written direction of Residential Funding.

(e)      The Master  Servicer  shall  treat the  holders of each Class of  Certificates  (other  than the  Class SB
Certificates  and Class R  Certificates) as having entered into a notional  principal  contract with the holders of the  Class SB  Certificates.  Pursuant  to each such  notional  principal  contract,  the  holder  of the  Class SB
Certificates  shall be treated as having agreed to pay the amounts set forth in Sections  4.09(c)(i) through  (vii)
to the holders of the Certificates  (other than the Class SB  Certificates and Class R  Certificates) in accordance with the terms of this  Agreement.  Any payments to the  Certificates  from amounts  deemed  received in respect of this notional  principal  contract shall not be payments with respect to a "regular interest" in a REMIC within the meaning of Code Section 860G(a)(1).

(f)      In the event that the Yield Maintenance  Agreement,  or any replacement  thereof,  terminates prior to the
Distribution  Date in September 2013, the Master Servicer,  but at no expense to the Master Servicer,  on behalf of the  Trustee,  to the extent  that the  termination  value under such Yield  Maintenance  Agreement  is  sufficient therefore and only to the extent of the Yield  Maintenance  Agreement  Termination  Payment received from the Yield
Maintenance  Agreement  Provider,  shall  (i) cause a new yield  maintenance  provider to assume the obligations of such terminated yield maintenance  agreement  provider or (ii) cause a new yield maintenance  agreement provider to enter into a new interest rate yield maintenance  agreement with the Trust Fund having substantially  similar terms as those set forth in the terminated Yield  Maintenance  Agreement.  Any Yield  Maintenance  Agreement  Termination
Payment  having  a  termination  value  which  is not  sufficient  to  comply  with  clauses (i) and  (ii) of  this
Section 4.09(f) shall  be included in the definition of Yield Maintenance  Payment herein and may be distributed as
Excess Cash Flow pursuant to  Section 4.02(c) herein  to the extent that the Yield Maintenance  Agreement  Provider fails to make any  payment  owed  under the Yield  Maintenance  Agreement,  the  Master  Servicer  on behalf of the
Trustee,  shall make a demand for such  payment  under the terms of and in  accordance  with the Yield  Maintenance
Agreement.

Section 4.10.     The Swap Agreement.

(a)      On the Closing Date, the  Supplemental  Interest  Trust Trustee is hereby  directed to  (i) establish  and maintain in its name, in trust for the benefit of Class A,  Class M,  the  Supplemental  Interest Trust Account and
(ii) for the benefit of the Class A and Class M enter into the Swap Agreement.

(b)      The  Supplemental  Interest  Trust Trustee shall deposit in the  Supplemental  Interest  Trust Account all payments  that are payable to the  Supplemental  Interest  Trust under the  Swap Agreement.  Net Swap  Payments and
Swap Termination  Payments  (other  than  Swap Termination  Payments  resulting  from a  Swap Counterparty  Trigger
Event) payable  by the Supplemental  Interest Trust Trustee,  on behalf of the Supplemental  Interest Trust, to the
Swap Counterparty  pursuant to the  Swap Agreement  shall be excluded  from the Available  Distribution  Amount and payable to the Swap Counterparty prior to any distributions to the  Certificateholders.  On the second Business Day prior to each  Distribution  Date,  such amounts will be remitted by the  Supplemental  Interest Trust Trustee,  on behalf of the  Supplemental  Interest  Trust,  to the  Supplemental  Interest  Trust  Account  for  payment  to the
Swap Counterparty,  first to make any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement for such  Distribution  Date,  and  second to make any  Swap Termination  Payment  (not due to a  Swap Counterparty
Trigger  Event) owed  to the  Swap Counterparty  pursuant to the  Swap Agreement  for such  Distribution  Date. For federal income tax purposes,  such amounts paid to the  Supplemental  Interest  Trust Account on each  Distribution
Date shall  first be deemed  paid to the  Supplemental  Interest  Trust  Account in  respect  of  REMIC II  Regular
Interest  SB-IO  to the  extent  of the  amount  distributable  on such  REMIC II  Regular  Interest  SB-IO on such
Distribution  Date, and any remaining amount shall be deemed paid to the  Supplemental  Interest Trust Account from
the  Class IO   Distribution   Amount  (as  defined   below).   Any   Swap Termination   Payment   triggered  by  a
Swap Counterparty  Trigger Event owed to the Swap Counterparty  pursuant to the Swap Agreement will be subordinated to  distributions  to the  Holders of the Class A  and  Class M  Certificates  and shall be paid as set forth under
Section 4.02.

(c)      Net Swap Payments payable by the  Swap Counterparty  to the Supplemental  Interest Trust Trustee on behalf of the Supplemental  Interest Trust pursuant to the Swap Agreement  will be deposited by the Supplemental  Interest
Trust Trustee,  on behalf of the  Supplemental  Interest Trust,  into the Supplemental  Interest Trust Account.  On each  Distribution  Date,  to the extent  required,  the  Supplemental  Interest  Trust  Trustee,  on behalf of the
Supplemental  Interest  Trust,  shall  withdraw  such  amounts  from the  Supplemental  Interest  Trust  Account to distribute to the Certificates in the following order of priority:

               (i)                  as part of the Principal  Distribution  Amount,  to pay to the holders of the
               Class  A-2  Certificates  and  Class M  Certificates,  in the  priority  described  under  Section
               4.02(c)(viii),  in reduction of their  Certificate  Principal  Balances,  the principal portion of realized  losses incurred on the Mortgage Loans for the preceding  calendar month;  provided that, if the Certificate Principal Balance of the Class A-2  Certificates will be reduced to zero on the related Distribution Date when the Certificate Principal Balance of the Class A-1  Certificates is
               greater  than zero,  all  amounts  received  by the  Supplemental  Interest  Trust  under the Swap
               Agreement  shall  first  be paid on  such  Distribution  Date  to the  Class A-1  Certificates  in
               reduction of their Certificate Principal Balance until the  Overcollateralization  Amount is equal to zero;

               (ii)        to pay the holders of the Class A  Certificates  and Class M  Certificates  as part of the Principal  Distribution  Amount, in the priority  described under Section  4.02(c)(viii),  any
               Overcollateralization Increase Amount;

               (iii)       to pay the holders of Class A  Certificates  and Class M  Certificates,  the amount of any Prepayment  Interest  Shortfalls  allocated thereto for that Distribution  Date, on a pro rata basis based on Prepayment Interest Shortfalls  allocated thereto, to the extent not covered by the
               Eligible Master Servicing Compensation on that Distribution Date;

               (iv)        to pay to the  holders  of the  Class A  Certificates  and Class M  Certificates,  any
               Prepayment  Interest  Shortfalls  remaining  unpaid from prior  Distribution  Dates  together with interest thereon, on a pro rata basis based on unpaid prepayment  interest  shortfalls  previously allocated thereto;

               (v)         to pay to the holders of the Class A Certificates,  pro rata, based on the Net WAC Cap
               Shortfall  Carry-Forward  Amounts  previously  allocated  thereto  that remain  unreimbursed,  the applicable  Net WAC Cap Shortfall  Carry-Forward  Amounts,  and then to the Class M-1,  Class M-2,
               Class M-3 and Class M-4  Certificates  in that  order of  priority,  the amount of any Net WAC Cap
               Shortfall Carry-Forward Amounts remaining unpaid as of that Distribution Date;

               (vi)        to pay to the  holders  of the  Class A  Certificates  and Class M  Certificates,  the
               amount of any Relief Act  Shortfalls  allocated  thereto that remain  unreimbursed,  on a pro rata basis based on Relief Act Shortfalls allocated thereto for that Distribution Date;

               (vii)       to pay to the  holders of the Class A-2  Certificates  based on the amount of Realized
               Losses  previously  allocated thereto that remain  unreimbursed,  and then to the Class M-1, Class
               M-2, Class M-3 and Class M-4 Certificates in that order of priority,  the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and

               (viii)      to pay to the holders of the Class SB  Certificates as set forth in clause (c)(xix) of
               Section 4.02.

(d)      Subject to  Sections 8.01  and 8.02 hereof,  the  Supplemental  Interest Trust  Trustee,  on behalf of the
Supplemental  Interest Trust,  agrees to comply with the terms of the  Swap Agreement  and to enforce the terms and provisions  thereof against the  Swap Counterparty  at the written  direction of the Holders of Class A and Class M
Certificates  entitled  to at  least  51%  of  the  Voting  Rights  of  such  Classes  of  Certificates,  or if the
Supplemental  Interest  Trust Trustee does not receive such  direction  from such  Certificateholders,  then at the written direction of Residential Funding.

(e)      The  Supplemental  Interest Trust Account shall be an Eligible  Account.  Amounts held in the Supplemental
Interest  Trust  Account from time to time shall  continue to constitute  assets of the Trust Fund,  but not of any
REMIC,  until  released  from  the  Supplemental  Interest  Trust  Account  pursuant  to  this  Section 4.09.   The
Supplemental  Interest  Trust  Account  constitutes  an  "outside  reserve  fund"  within the  meaning of  Treasury
Regulation  Section 1.860G-2(h) and  is not an asset of any REMIC.  The  Class SB  Certificateholders  shall be the owners of any deposit  residual of the  Supplemental  Interest  Trust  Account.  The  Supplemental  Interest  Trust
Trustee  shall keep  records  that  accurately  reflect  the funds on deposit in the  Supplemental  Interest  Trust
Account.  The Supplemental  Interest Trust Trustee shall, at the direction of the  Master Servicer,  invest amounts on deposit  in the  Supplemental  Interest  Trust  Account  in  Permitted  Investments.  In the  absence of written direction to the  Supplemental  Interest  Trust  Trustee from the  Master Servicer,  all funds in the  Supplemental
Interest  Trust Account shall remain  uninvested.  All income and gain realized from any such  investment  shall be for the benefit of the Master  Servicer and shall be subject to its  withdrawal.  The amount of any losses incurred in respect of investment shall be deposited in the Supplemental Interest Trust Account by the Master Servicer.

(f)      The  Master Servicer  shall  treat the holders of each  Class of  Certificates  (other  than the  Class SB
Certificates and Class R  Certificates) as  having entered into a notional  principal  contract with the holders of the  Class SB  Certificates.  Pursuant  to each such  notional  principal  contract,  the  holders of each class of
Certificates (other than the Class SB Certificates and Class R  Certificates) shall  be treated as having agreed to pay, on each  Distribution  Date,  to the holder of the  Class SB  Certificates  an  aggregate  amount equal to the excess,  if  any,  of  (i) the  amount  payable  on  such  Distribution  Date  on  the  REMIC II  Regular  Interest
corresponding to each such holder's  Class of  Certificates over (ii) the amount payable hereunder on such holder's
Class of  Certificates on such  Distribution  Date (such excess, a "Class IO  Distribution  Amount").  In addition, pursuant to such notional principal  contract,  the holder of the Class SB  Certificates shall be treated as having agreed to pay amounts  (less any amounts  received  under the Yield  Maintenance  Agreement)  to the holders of the
Certificates  (other than the Class SB  Certificates and Class R  Certificates) in  accordance with Section 4.10(c)
of this  Agreement.  Any payments to the  Certificates  from amounts  deemed  received in respect of this  notional principal  contract  shall not be payments with respect to a "regular  interest" in a  REMIC within  the meaning of
Code  Section 860G(a)(1).  However,  any payment from the  Certificates  (other than the Class SB  Certificates and
Class R  Certificates) of a Class IO  Distribution Amount shall be treated for tax purposes as having been received first by the  holders of such  Certificates  in respect of the  REMIC II  Regular  Interest  corresponding  to such
Class of  Certificates  and as then having been paid by such holders to the  Supplemental  Interest  Trust  Account pursuant to the notional principal  contract.  Thus, each Certificate  (other than the Class R  Certificates) shall be treated as  representing  not only  ownership  of a regular  interest  in  REMIC II,  but also  ownership  of an interest in, and obligations with respect to, a notional principal contract.

Section 4.11.     Posted Collateral Account

(a)      On the Closing Date,  the  Supplemental  Interest Trust Trustee,  on behalf of the  Supplemental  Interest
Trust, shall establish and maintain a Posted Collateral Account pursuant to the terms of the Swap Agreements.

(b)      The Supplemental  Interest Trust Trustee,  on behalf of the Supplemental  Interest Trust, shall deposit in the Posted  Collateral  Account all collateral posted by the Swap  Counterparty  pursuant to Paragraph  13(g)(i) of the credit support annex to Swap  Agreement I and Paragraph  13(g)(i) of the credit support annex to Swap Agreement
II and held by the Supplemental  Interest Trust Trustee, on behalf of the Supplemental  Interest Trust, pursuant to the  credit  support  annex to Swap  Agreements  I and the  credit  support  annex  to Swap  Agreement  II.  Assets deposited into the Posted  Collateral  Account (i) shall not be commingled or used with any other asset held by the
Supplemental  Interest  Trust Trustee and (ii) shall not be transferred to any other person or entity except as may be provided in the Swap Agreements.

(c)      The Posted Collateral Account shall be an Eligible Account.

(d)      The  Posted  Collateral  Account  shall be  terminated  on the later of the  termination  date of the Swap
Agreements.

Section 4.12.     Tax Treatment of Yield Maintenance Payments, Swap Payments and Swap Termination Payments.

         For federal income tax purposes,  each holder of a Class A,  Class M or Class SB  Certificate is deemed to own an undivided  beneficial  ownership  interest in a REMIC  regular  interest  and the right to receive  payments received by the  Trustee,  on behalf of the Trust Fund,  pursuant to the Yield  Maintenance  Agreement  and, in the case of the  Class SB  Certificates,  the  obligation  to make  payments  to the Class A  Certificates  and Class M
Certificates,  in respect of the amounts  provided in Section  4.09(c) which rights to receive such payments  shall not be attributable to any asset or amount owed by any REMIC created hereunder.

         For federal  income tax purposes,  each holder of a Class A or Class M  Certificate  is also deemed to own the right to receive payments  described in Section 4.10(c) from the Supplemental  Interest Trust (less any amounts received under the Yield Maintenance  Agreement),  and the obligation to make payments to the Supplemental Interest
Trust.  For federal income tax purposes,  the Master Servicer will account for payments to each Class A and Class M
Certificates  as follows:  each Class A and Class M  Certificate  will be treated as receiving their entire payment
from  REMIC II   (regardless  of  any  Swap Termination   Payment  or  obligation  under  the   Swap Agreement) and
subsequently paying their portion of any  Swap Termination  Payment in respect of each such Class' obligation under the  Swap Agreement.  In the event  that any such  Class is  resecuritized  in a REMIC,  the  obligation  under the
Swap Agreement to pay any such Swap Termination  Payment (or any Net Swap Payment),  will be made by one or more of the  REMIC Regular  Interests  issued  by the  resecuritization  REMIC subsequent  to such  REMIC Regular  Interest receiving  its full  payment  from any such  Class A or Class M  Certificate.  Resecuritization  of any  Class A or
Class M  Certificate  in a  REMIC will  be  permissible  only  if the  Trustee  hereunder  is the  trustee  in such resecuritization.

         The REMIC regular  interest  corresponding to a Class A or Class M Certificate will be entitled to receive interest and  principal  payments at the times and in the amounts equal to those made on the  certificate  to which it  corresponds,  except  that  (i) the  maximum  interest  rate of that  REMIC regular  interest  will  equal  the applicable  Net WAC Cap Rate  determined for federal income tax purposes  computed for this purpose by limiting the base calculation  amount of the  Swap Agreement  to the Stated Principal Balance of the Mortgage Loans and (ii) any
Swap Termination  Payment  will be  treated as being  payable  solely  from  Excess  Cash Flow.  As a result of the foregoing,  the amount of  distributions  and  taxable  income on the  REMIC regular  interest  corresponding  to a
Class A or Class M Certificate may exceed the actual amount of distributions on the Class A or Class M Certificate.

Section 4.13.     Mortgage Insurance Premium Taxes Reserve Fund.

(a)      On the Closing  Date,  the Trustee  shall  establish and maintain in its name, in trust for the benefit of the Master  Servicer,  the Mortgage  Insurance  Premium Taxes Reserve Fund. In addition,  on the Closing Date,  the
Trustee shall deposit into the Mortgage  Insurance Premium Taxes Reserve Fund the Mortgage  Insurance Premium Taxes
Reserve Fund Deposit.  No later than two business days prior to each  Distribution  Date, the Master Servicer shall notify the Trustee and,  consistent with directions the Master Servicer  provides the Trustee for the  Distribution
Date,  to the extent  required,  the Trustee  shall make  withdrawals  from the Mortgage  Insurance  Premium  Taxes
Reserve  Fund and use the  amounts in the  Mortgage  Insurance  Premium  Taxes  Reserve  Fund  solely to pay to the
Mortgage  Insurance Policy Provider any taxes then due and owing on such  Distribution  Date in connection with any
Premium  paid under the MI Policy  related to  Mortgage  Loans in the States of  Kentucky  or West  Virginia.  Upon
receipt of notice by the Trustee from the Master  Servicer of a  notification  that the MI Policy no longer  covers any  Mortgage  Loans in the State of Kentucky  or West  Virginia,  the Trustee  shall  withdraw  from the  Mortgage
Insurance  Premium Taxes Reserve Fund all remaining  amounts on deposit,  if any, and distribute them to the holder of the Mortgage Insurance Premium Reserve Fund Residual Right.

(b)      The  Mortgage  Insurance  Premium  Taxes  Reserve Fund shall be an Eligible  Account.  Amounts held in the
Mortgage  Insurance  Premium Taxes Reserve Fund from time to time shall continue to constitute  assets of the Trust
Fund,  but not of the REMICs,  until  released from the Mortgage  Insurance  Premium Taxes Reserve Fund pursuant to this Section 4.13. The Mortgage  Insurance  Premium Taxes Reserve Fund  constitutes an outside  reserve fund within the meaning of Treasury  Regulation  1.860G-2(h)  and is not an asset of the REMICs.  Residential  Funding shall be the owner of the Mortgage Insurance Premium Taxes Reserve Fund,  including the income from investment thereof.  The
Trustee shall keep records that accurately  reflect the amounts on deposit in the Mortgage  Insurance Premium Taxes
Reserve  Fund.  The Trustee  shall,  at the  direction  of the Master  Servicer,  invest  amounts on deposit in the
Mortgage  Insurance  Premium Taxes Reserve Fund in Permitted  Investments.  In the absence of written  direction to the Trustee from the Master Servicer,  all funds in the Mortgage  Insurance Premium Taxes Reserve Fund shall remain uninvested.

(c)      The  owner  of  the  Mortgage  Insurance  Premium  Taxes  Reserve  Fund  shall  be  Residential   Funding.
Residential  Funding,  as the owner of the  Mortgage  Insurance  Premium  Taxes  Reserve  Fund,  also shall own the
Mortgage Insurance Premium Taxes Reserve Fund Residual Right.

Section 4.14.     Derivative Contracts.

(a)      The Trustee shall, at the written  direction of the Master  Servicer,  on behalf of the Trust Fund,  enter into  Derivative  Contracts,  solely for the benefit of the Class SB  Certificates.  Any such  Derivative  Contract shall constitute a fully prepaid agreement.  The Master Servicer shall determine,  in its sole discretion,  whether any Derivative  Contract  conforms to the requirements of clauses (b) and (c) of this Section 4.14. Any acquisition of a Derivative Contract shall be accompanied by an appropriate  amendment to this Agreement,  including an Opinion of Counsel,  as provided in Section  11.01,  and either (i) an Opinion of Counsel to the effect that the  existence of the  Derivative  Contract will not adversely  affect the  availability  of the exemptive  relief  afforded under
ERISA by U.S.  Department of Labor Prohibited  Transaction  Exemption ("PTE") 94-29, as most recently  amended,  72
Fed. Reg. 14674 (March 20, 2007),  to the Holders of the Class A Certificates  or the Class M  Certificates,  as of
the date the  Derivative  Contract  is  acquired  by the  Trustee;  or (ii) the consent of each holder of a Class A
Certificate or Class M Certificate to the acquisition of such Derivative  Contract.  All collections,  proceeds and other amounts in respect of the Derivative  Contracts payable by the Derivative  Counterparty  shall be distributed to the Class SB Certificates on the Distribution Date following  receipt thereof by the Trustee.  In no event shall such an  instrument  constitute  a part of any  REMIC  created  hereunder.  In  addition,  in the  event  any  such instrument  is deposited,  the Trust Fund shall be deemed to be divided into two separate and discrete  sub-trusts.
The assets of one such sub-trust  shall consist of all the assets of the Trust Fund other than such  instrument and the assets of the other sub-trust shall consist solely of such instrument.

(b)      Any  Derivative  Contract that provides for any payment  obligation on the part of the Trust Fund must (i)
be without  recourse to the assets of the Trust Fund,  (ii)  contain a  non-petition  covenant  provision  from the
Derivative  Counterparty,  (iii) limit payment dates thereunder to Distribution  Dates and (iv) contain a provision limiting any cash payments due to the Derivative  Counterparty on any day under such Derivative  Contract solely to funds available  therefor in the  Certificate  Account to make payments to the Holders of the Class SB Certificates on such Distribution Date.

(c)      Each  Derivative  Contract  must (i)  provide  for the  direct  payment of any  amounts by the  Derivative
Counterparty  thereunder  to the  Certificate  Account at least one Business Day prior to the related  Distribution
Date,  (ii)  contain an  assignment  of all of the Trust  Fund's  rights (but none of its  obligations)  under such
Derivative  Contract to the Trustee on behalf the Class SB  Certificates  and shall  include an express  consent of the Derivative  Counterparty to such  assignment,  (iii) provide that in the event of the occurrence of an Event of
Default,  such  Derivative  Contract shall  terminate upon the direction of a majority  Percentage  Interest of the
Class SB  Certificates,  and (iv)  prohibit the  Derivative  Counterparty  from  "setting-off"  or "netting"  other obligations  of the Trust Fund and its  Affiliates  against  such  Derivative  Counterparty's  payment  obligations thereunder.

ARTICLE V

                                                 THE CERTIFICATES

Section 5.01.     The Certificates.

(a)      The Class A,  Class M,  Class SB and Class R Certificates shall be substantially in the forms set forth in
Exhibits A, B, C, D and E,  respectively,  and shall,  on original  issue, be executed and delivered by the Trustee to the  Certificate  Registrar for  authentication  and delivery to or upon the order of the Depositor upon receipt by the Trustee or one or more  Custodians of the documents  specified in  Section 2.01.  The Class A and Class M-1,
Certificates  shall be issuable in minimum dollar  denominations of $25,000 and integral  multiples of $1 in excess thereof. The Class M-2,  Class M-3 and Class M-4  Certificates shall be issuable in minimum dollar denominations of
$250,000  and  integral  multiples  of $1 in  excess  thereof.  The  Class SB  Certificates  shall be  issuable  in registered,  certificated form in minimum  percentage  interests of 5.00% and integral multiples of 0.01% in excess thereof.  Each  Class  of  Class R  Certificates  shall be  issued  in  registered,  certificated  form in  minimum percentage  interests of 20.00% and integral  multiples of 0.01% in excess  thereof;  provided,  however,  that one
Class R  Certificate of each Class will be issuable to the REMIC  Administrator as "tax matters person" pursuant to
Section 10.01(c) in  a  minimum  denomination  representing  a  Percentage  Interest  of not less than  0.01%.  The
Certificates  shall be  executed  by manual or  facsimile  signature  on behalf  of an  authorized  officer  of the
Trustee.  Certificates  bearing the manual or facsimile  signatures of individuals  who were at any time the proper officers of the Trustee shall bind the Trustee,  notwithstanding  that such  individuals or any of them have ceased to hold such offices prior to the  authentication  and delivery of such Certificate or did not hold such offices at the date of such  Certificates.  No Certificate shall be entitled to any benefit under this Agreement,  or be valid for any purpose,  unless there appears on such  Certificate a certificate of  authentication  substantially  in the form provided for herein executed by the Certificate  Registrar by manual signature,  and such certificate upon any
Certificate  shall  be  conclusive  evidence,  and  the  only  evidence,   that  such  Certificate  has  been  duly
authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

(b)      The Class A and Class M  Certificates shall initially be issued as one or more Certificates  registered in the name of the Depository or its nominee and, except as provided  below,  registration  of such  Certificates  may not be  transferred  by the Trustee  except to another  Depository  that agrees to hold such  Certificates  for the respective  Certificate  Owners  with  Ownership  Interests  therein.  The  Certificate  Owners  shall  hold  their respective  Ownership  Interests  in and to each such  Class A  and  Class M  Certificate  through  the  book-entry facilities of the Depository  and, except as provided  below,  shall not be entitled to Definitive  Certificates in respect of such Ownership  Interests.  All transfers by Certificate Owners of their respective  Ownership Interests in the  Book-Entry  Certificates  shall be made in accordance  with the  procedures  established  by the Depository
Participant or brokerage firm representing such Certificate  Owner. Each Depository  Participant shall transfer the
Ownership  Interests only in the Book-Entry  Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

         The  Trustee,  the  Master  Servicer  and the  Depositor  may for all  purposes  (including  the making of payments due on the  respective  Classes of Book-Entry  Certificates)  deal with the  Depository as the  authorized representative  of the Certificate  Owners with respect to the respective  Classes of Book-Entry  Certificates  for the purposes of  exercising  the rights of  Certificateholders  hereunder.  The rights of  Certificate  Owners with respect to the  respective  Classes of Book-Entry  Certificates  shall be limited to those  established  by law and agreements  between such Certificate  Owners and the Depository  Participants and brokerage firms representing such
Certificate  Owners.  Multiple requests and directions from, and votes of, the Depository as Holder of any Class of
Book-Entry  Certificates  with respect to any particular  matter shall not be deemed  inconsistent if they are made with respect to different  Certificate  Owners.  The Trustee may  establish a reasonable  record date in connection with  solicitations  of consents from or voting by  Certificateholders  and shall give notice to the  Depository of such record date.

         In addition,  if an Event of Default has occurred and is continuing,  each  Certificate  Owner  materially adversely affected thereby may at its option request a Definitive  Certificate  evidencing such Certificate Owner's
Percentage  Interest in the related Class of Certificates.  In order to make such request,  such Certificate  Owner shall,  subject to the rules and procedures of the  Depository,  provide the  Depository or the related  Depository
Participant  with directions for the Trustee to exchange or cause the exchange of the Certificate  Owner's interest in such Class of Certificates  for an equivalent  Percentage  Interest in fully  registered  definitive  form. Upon receipt by the Trustee of  instruction  from the  Depository  directing the Trustee to effect such  exchange  (such instructions to contain  information  regarding the Class of Certificates  and the  Certificate  Principal  Balance
being exchanged,  the Depository  Participant account to be debited with the decrease, the registered holder of and delivery  instructions  for the  Definitive  Certificates  and any other  information  reasonably  required  by the
Trustee),  (i) the Trustee shall instruct the Depository to reduce the related Depository  Participant's account by the aggregate  Certificate  Principal  Balance of the  Definitive  Certificates,  (ii) the  Trustee shall  execute, authenticate  and  deliver,  in  accordance  with  the  registration  and  delivery  instructions  provided  by the
Depository,  a Definitive  Certificate  evidencing such Certificate  Owner's  Percentage  Interest in such Class of
Certificates  and (iii) the  Trustee shall execute and  authenticate  a new Book-Entry  Certificate  reflecting the reduction  in the  aggregate  Certificate  Principal  Balance  of such Class of  Certificates  by the amount of the
Definitive Certificates.

         If (i)(A) the  Depositor  advises the Trustee in writing that the  Depository is no longer willing or able to properly  discharge its  responsibilities  as Depository  and (B) the  Depositor is unable to locate a qualified successor or (ii) the  Depositor  notifies the  Depository  of its intent to terminate the  book-entry  system and, upon  receipt  of notice of such  intent  from the  Depository,  the  Depository  Participants  holding  beneficial interest  in the  Book-Entry  Certificates  agree to  initiate  such  termination,  the  Trustee  shall  notify all
Certificate  Owners,  through  the  Depository,  of the  occurrence  of any such event and of the  availability  of
Definitive  Certificates  to  Certificate  Owners  requesting  the  same.  Upon  surrender  to the  Trustee  of the
Book-Entry  Certificates  by the  Depository,  accompanied  by  registration  instructions  from the Depository for registration of transfer, the Trustee shall issue the Definitive  Certificates.  Neither the Depositor,  the Master
Servicer  nor the Trustee  shall be liable for any  actions  taken by the  Depository  or its  nominee,  including, without  limitation,  any delay in delivery of any instruction  required under this  Section and  may  conclusively rely on, and shall be protected in relying on, such  instructions.  Upon the issuance of  Definitive  Certificates,
the  Trustee  and  the  Master   Servicer  shall   recognize  the  Holders  of  the  Definitive   Certificates   as
Certificateholders hereunder.

(c)      Each of the  Certificates is intended to be a "security"  governed by Article 8 of the Uniform  Commercial
Code as in effect in the State of New York and any other  applicable  jurisdiction,  to the extent that any of such laws may be applicable.

Section 5.02.     Registration of Transfer and Exchange of Certificates.

(a)      The Trustee  shall cause to be kept at one of the offices or agencies to be appointed  by the Trustee,  in accordance  with the  provisions of  Section 8.12,  a  Certificate  Register in which,  subject to such  reasonable regulations as it may prescribe,  the Trustee shall provide for the  registration of Certificates  and of transfers and exchanges of Certificates as herein  provided.  The Trustee is initially  appointed  Certificate  Registrar for the purpose of  registering  Certificates  and transfers  and exchanges of  Certificates  as herein  provided.  The
Certificate   Registrar,   or  the  Trustee,   shall  provide  the  Master   Servicer  with  a  certified  list  of
Certificateholders as of each Record Date prior to the related Determination Date.

(b)      Upon  surrender for  registration  of transfer of any  Certificate  at any office or agency of the Trustee maintained  for such purpose  pursuant to  Section 8.12  and, in the case of any  Class SB or Class R  Certificate, upon  satisfaction  of the  conditions  set forth below,  the Trustee shall execute and the  Certificate  Registrar shall  authenticate  and  deliver,  in the  name of the  designated  Transferee  or  Transferees,  one or more  new
Certificates of a like Class and aggregate Percentage Interest.

(c)      At the  option  of the  Certificateholders,  Certificates  may be  exchanged  for  other  Certificates  of authorized  denominations of a like Class and aggregate Percentage Interest,  upon surrender of the Certificates to be exchanged at any such office or agency.  Whenever any  Certificates  are so surrendered for exchange the Trustee shall execute and the Certificate  Registrar shall  authenticate  and deliver the  Certificates of such Class which the  Certificateholder  making the exchange is entitled to receive.  Every Certificate presented or surrendered for transfer or exchange  shall (if so required by the Trustee or the  Certificate  Registrar)  be duly endorsed by, or be  accompanied  by a written  instrument  of transfer  in form  satisfactory  to the  Trustee and the  Certificate
Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d)      No transfer,  sale, pledge or other disposition of a Class SB or Class R  Certificate shall be made unless such transfer,  sale,  pledge or other  disposition is exempt from the registration  requirements of the Securities
Act of 1933, as amended (the "1933 Act"),  and any applicable  state  securities laws or is made in accordance with said Act and laws.  Except as  otherwise  provided  in this  Section 5.02(d),  in the event  that a  transfer  of a
Class SB or Class R Certificate is to be made, (i) unless the Depositor directs the Trustee otherwise,  the Trustee shall require a written  Opinion of Counsel  addressed to and acceptable to and in form and substance  satisfactory to the  Trustee  and the  Depositor  that such  transfer  may be made  pursuant  to an  exemption,  describing  the applicable  exemption  and the basis  therefor,  from said Act and laws or is being made  pursuant  to said Act and laws,  which  Opinion of Counsel  shall not be an expense of the  Trustee,  the Trust Fund,  the  Depositor  or the
Master  Servicer,  and  (ii) the  Trustee  shall  require  the  Transferee  to  execute  a  representation  letter, substantially  in the form of  Exhibit J  hereto,  and the  Trustee  shall  require  the  transferor  to  execute a representation  letter,  substantially  in the  form of  Exhibit K  hereto,  each  acceptable  to and in  form  and substance  satisfactory  to the  Depositor  and the Trustee  certifying  to the Depositor and the Trustee the facts surrounding such transfer,  which  representation  letters shall not be an expense of the Trustee,  the Trust Fund, the Depositor or the Master Servicer.  In lieu of the requirements set forth in the preceding  sentence,  transfers of  Class SB  or Class R  Certificates  may be made in  accordance  with this  Section 5.02(d) if  the  prospective
Transferee  of such a  Certificate  provides  the  Trustee  and the  Master  Servicer  with  an  investment  letter substantially  in the form of Exhibit O  attached hereto,  which  investment  letter shall not be an expense of the
Trustee, the Depositor,  or the Master Servicer,  and which investment letter states that, among other things, such
Transferee (i) is a "qualified  institutional  buyer" as defined under Rule 144A, acting for its own account or the accounts  of other  "qualified  institutional  buyers" as  defined  under  Rule 144A,  and  (ii) is  aware that the proposed  transferor  intends to rely on the exemption from registration  requirements  under the 1933 Act provided by Rule 144A.  The Holder of a Class SB or Class R  Certificate  desiring to effect any transfer,  sale,  pledge or other disposition  shall, and does hereby agree to, indemnify the Trustee,  the Depositor,  the Master Servicer and
the  Certificate  Registrar  against  any  liability  that  may  result  if the  transfer,  sale,  pledge  or other disposition is not so exempt or is not made in accordance with such federal and state laws and this Agreement.

(e)      (i)      In the case of any Class A-2 Certificate,  Class M Certificate,  Class SB  Certificate or Class R
Certificate  presented for registration in the name of any Person,  either (A) the Trustee shall require an Opinion of Counsel  acceptable  to and in form and  substance  satisfactory  to the Trustee,  the  Depositor and the Master
Servicer to the effect that the purchase and holding of such Class A-2,  Class M,  Class SB or Class R  Certificate is permissible under applicable law, will not constitute or result in any non-exempt  prohibited  transaction under
Section 406 of ERISA or  Section 4975  of the Code (or comparable  provisions of any  subsequent  enactments),  and will not subject the  Trustee,  the  Depositor or the Master  Servicer to any  obligation  or liability  (including obligations  or  liabilities  under ERISA or  Section 4975  of the Code) in addition  to those  undertaken  in this
Agreement,  which Opinion of Counsel shall not be an expense of the Trustee,  the Depositor or the Master Servicer,
or (B) the prospective  Transferee shall be required to provide the Trustee,  the Depositor and the Master Servicer with a certification  to the effect set forth in Exhibit J (with respect to a Class SB  Certificate),  in paragraph fifteen of  Exhibit I-1  (with  respect to a Class R  Certificate)  or in Exhibit Q (with respect to a Class A-2 or
Class M  Certificate),  which the Trustee may rely upon without  further  inquiry or  investigation,  or such other certifications  as the Trustee may deem  desirable or necessary in order to establish  that such  Transferee or the
Person in whose name such  registration  is  requested  either (a) is not an  employee  benefit  plan or other plan subject to the prohibited  transaction  provisions of ERISA or Section 4975 of the Code (each, an "ERISA Plan"), or any Person  (including,  without  limitation,  an insurance company  investing its general accounts,  an investment manager,  a named  fiduciary or a trustee of any ERISA Plan) who is using "plan assets,"  within the meaning of the
U.S. Department of Labor regulation  promulgated at 29 C.F.R.ss.2510.3-101,  as modified by Section 3(42) of ERISA, of any Plan (each,  an "ERISA Plan  Investor")  to effect such  acquisition  or (b) in the case of any Class A-2 or
Class M Certificate,  the following  conditions are satisfied:  (i) such Transferee is an insurance  company,  (ii)
the source of funds used to purchase or hold such  Certificate (or any interest  therein) is an "insurance  company general account" (as defined in U.S.  Department of Labor Prohibited  Transaction  Class Exemption  ("PTCE") 95-60,
and (iii) the  conditions  set forth in  Sections I and III of PTCE 95-60 have been  satisfied  (each  entity  that satisfies this clause (b), a "Complying Insurance Company").

         (ii)     As of any date prior to the  termination  of the Swap  Agreement,  any  Transferee of a Class A-1
Certificate  will be deemed to have  represented by virtue of its purchase and holding of such  Certificate (or any interest  therein)  that  either (a) such  Transferee  is not an ERISA Plan or an ERISA  Plan  Investor  or (b) its
acquisition  of such  Certificate  and the right to receive  (and its receipt of)  payments  from the  Supplemental
Interest  Trust are eligible for  exemptive  relief  available  under at least one of PTCE 84-14,  PTCE 90-1,  PTCE
91-38, PTCE 95-60 or PTCE 96-23 or other applicable exemption, including Section 408(b)(17) of ERISA.

         (iii)    As of any date  after  the  termination  of the Swap  Agreement,  any  Transferee  of a Class A-1
Certificate  will be deemed to have  represented by virtue of its purchase or holding of such  Certificate  (or any interest  therein)  that  either (a) such  Transferee  is not an ERISA Plan or an ERISA Plan  Investor,  (b) it has
acquired and is holding such Certificate in reliance on U.S. Department of Labor Prohibited  Transaction  Exemption
("PTE") 94-29,  59 Fed. Reg.  14674 (March 29, 1994),  as most recently  amended by PTE 2007-5,  72 Fed. Reg. 14674
(March  20,  2007)  (the "RFC  Exemption"),  and that it  understands  that  there are  certain  conditions  to the availability  of the RFC Exemption  including that such  Certificate  must be rated,  at the time of purchase,  not lower than "AA-" (or its equivalent) by Standard & Poor's,  Moody's,  Fitch, DBRS Limited or DBRS, Inc. or (c) such
Transferee is a Complying Insurance Company.

         (iv)     If any Class A-1  Certificate  (or any  interest  therein) is acquired or held by any Person that does not satisfy the conditions  described in paragraphs (ii) and (iii) above,  then the last preceding  Transferee that either (x) is not an ERISA Plan or an ERISA Plan Investor,  (y) after the  termination of the Swap  Agreement, acquired such  Certificate in compliance  with the RFC Exemption or (z) is a Complying  Insurance  Company shall be restored,  to the extent permitted by law, to all rights and obligations as Certificate  Owner thereof  retroactive to the date of such  Transfer  of such  Certificate.  The  Trustee  shall be under no  liability  to any Person for making any payments due on such Certificate to such preceding Transferee.

         (v)      Any purported  Certificate  Owner whose  acquisition or holding of any Class A-1  Certificate (or any interest  therein) was effected in violation of the  restrictions  in this Section  5.02(e) shall indemnify and hold harmless the Depositor,  the Trustee,  the Master  Servicer,  any  Subservicer,  any underwriter and the Trust
Fund from and against any and all liabilities,  claims,  costs or expenses  incurred by such parties as a result of such acquisition or holding.

(f)      (i)      Each Person who has or who  acquires any  Ownership  Interest in a Class R  Certificate  shall be deemed by the  acceptance or  acquisition  of such  Ownership  Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under  clause (iii) (A) below  to deliver payments  to  a  Person  other  than  such  Person  and  to  negotiate  the  terms  of  any  mandatory  sale  under clause (iii) (B) below  and to  execute  all  instruments  of  transfer  and to do all other  things  necessary  in connection  with any  such  sale.  The  rights  of each  Person  acquiring  any  Ownership  Interest  in a  Class R
Certificate are expressly subject to the following provisions:

(A)  Each  Person  holding or  acquiring  any  Ownership  Interest  in a Class R  Certificate  shall be a Permitted
     Transferee  and shall  promptly  notify  the  Trustee  of any  change or  impending  change in its status as a
     Permitted Transferee.

(B)  In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,

(1)  an affidavit and agreement (a "Transfer  Affidavit and Agreement," in the form attached hereto as Exhibit I-1)
     from the proposed  Transferee,  in form and substance  satisfactory to the Master  Servicer,  representing and warranting,  among other  things,  that it is a Permitted  Transferee,  that it is not acquiring its Ownership
     Interest in the Class R  Certificate  that is the subject of the  proposed  Transfer as a nominee,  trustee or agent for any Person who is not a Permitted Transferee,  that for so long as it retains its Ownership Interest in a Class R  Certificate,  it will  endeavor to remain a Permitted  Transferee,  and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and

(2)  a  certificate,  in the form attached  hereto as Exhibit I-2, from the Holder  wishing to transfer the Class R
     Certificate,  in form and substance  satisfactory to the Master Servicer,  representing and warranting,  among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C)  Notwithstanding  the delivery of a Transfer Affidavit and Agreement by a proposed  Transferee under clause (B)
     above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed  Transferee  is not a  Permitted  Transferee,  no  Transfer  of an  Ownership  Interest  in a Class R
     Certificate to such proposed Transferee shall be effected.

(D)  Each Person holding or acquiring any Ownership  Interest in a Class R Certificate shall agree (x) to require a
     Transfer  Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership
     Interest  in a Class R  Certificate  and (y) not to  transfer  its  Ownership  Interest  unless it  provides a certificate to the Trustee in the form attached hereto as Exhibit I-2.

(E)  Each Person holding or acquiring an Ownership  Interest in a Class R  Certificate,  by purchasing an Ownership
     Interest in such  Certificate,  agrees to give the Trustee written notice that it is a "pass-through  interest holder" within the meaning of Temporary  Treasury  Regulations  Section  1.67-3T(a)(2)(i)(A)  immediately upon acquiring an Ownership  Interest in a Class R Certificate,  if it is, or is holding an Ownership Interest in a
     Class R Certificate on behalf of, a "pass-through interest holder."

(ii)     The Trustee  shall  register the Transfer of any Class R  Certificate  only if it shall have  received the
         Transfer  Affidavit  and  Agreement,  a  certificate  of the Holder  requesting  such transfer in the form attached hereto as Exhibit I-2  and all of such other documents as shall have been reasonably  required by the Trustee as a condition to such  registration.  Transfers  of the Class R  Certificates  to  Non-United
         States  Persons  and  Disqualified  Organizations  (as  defined  in  Section 860E(e)(5)  of the  Code) are prohibited.

(A)  If any  Disqualified  Organization  shall become a holder of a Class R  Certificate,  then the last  preceding
     Permitted  Transferee  shall be restored,  to the extent  permitted by law, to all rights and  obligations  as
     Holder thereof  retroactive  to the date of  registration  of such Transfer of such Class R Certificate.  If a
     Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States
     Person shall be restored,  to the extent  permitted by law, to all rights and  obligations  as Holder  thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class
     R Certificate is disregarded  pursuant to the provisions of Treasury  Regulations  Section 1.860E-1 or Section
     1.860G-3,  then the last preceding Permitted Transferee shall be restored,  to the extent permitted by law, to all rights and obligations as Holder thereof  retroactive to the date of registration of such Transfer of such
     Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate  that is in fact not permitted by this Section 5.02(f) or for making any payments due on such  Certificate  to the holder  thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

(B)  If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section  5.02(f) and to the extent that the  retroactive  restoration of the rights of the Holder of such
     Class R Certificate as described in clause (iii) (A) above shall be invalid,  illegal or  unenforceable,  then the Master  Servicer  shall have the right,  without  notice to the holder or any prior holder of such Class R
     Certificate,  to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master  Servicer may choose.  Such purported  Transferee  shall promptly  endorse and deliver each Class R
     Certificate  in accordance  with the  instructions  of the Master  Servicer.  Such purchaser may be the Master
     Servicer  itself or any Affiliate of the Master  Servicer.  The proceeds of such sale, net of the  commissions
     (which may include commissions  payable to the Master Servicer or its Affiliates),  expenses and taxes due, if any, will be remitted by the Master  Servicer to such  purported  Transferee.  The terms and conditions of any sale under this clause (iii) (B) shall be determined in the sole  discretion of the Master  Servicer,  and the
     Master  Servicer shall not be liable to any Person having an Ownership  Interest in a Class R Certificate as a result of its exercise of such discretion.

(iii)    The Master  Servicer,  on behalf of the  Trustee,  shall make  available,  upon  written  request from the
         Trustee, all information necessary to compute any tax imposed

(A)  as a result  of the  Transfer  of an  Ownership  Interest  in a Class R  Certificate  to any  Person  who is a
     Disqualified  Organization,   including  the  information  regarding  "excess  inclusions"  of  such  Class  R
     Certificates  required to be provided to the  Internal  Revenue  Service and certain  Persons as  described in
     Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and

(B)  as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust,  estate or  organization  described in Section  1381 of the Code that holds an Ownership  Interest in a
     Class R  Certificate  having  as  among  its  record  holders  at any time any  Person  who is a  Disqualified
     Organization.  Reasonable  compensation  for providing such information may be required by the Master Servicer from such Person.

(iv)     The provisions of this  Section 5.02(f)  set forth prior to this  clause (v) may be modified,  added to or eliminated, provided that there shall have been delivered to the Trustee the following:

(A)  Written  notification from each Rating Agency to the effect that the modification,  addition to or elimination of such provisions  will not cause such Rating Agency to downgrade its  then-current  ratings,  if any, of the
     Class A  Certificates  and  Class M  Certificates  below the lower of the  then-current  rating or the  rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

(B)  a certificate of the Master Servicer  stating that the Master Servicer has received an Opinion of Counsel,  in form and substance  satisfactory to the Master Servicer, to the effect that such modification,  addition to or absence of such provisions will not cause any REMIC created  hereunder to cease to qualify as a REMIC and will not cause (x) any REMIC created  hereunder to be subject to an entity-level  tax caused by the Transfer of any
     Class R Certificate  to a Person that is a Disqualified  Organization  or (y) a  Certificateholder  or another
     Person to be subject to a  REMIC-related  tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g)      No service  charge  shall be made for any  transfer  or  exchange of  Certificates  of any Class,  but the
Trustee may require  payment of a sum  sufficient  to cover any tax or  governmental  charge that may be imposed in connection with any transfer or exchange of Certificates.

(h)      All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

         If (i) any  mutilated  Certificate  is surrendered to the  Certificate  Registrar,  or the Trustee and the
Certificate  Registrar  receive  evidence  to  their  satisfaction  of  the  destruction,  loss  or  theft  of  any
Certificate,  and (ii) there is delivered to the Trustee and the  Certificate  Registrar such security or indemnity as may be  required  by them to save each of them  harmless,  then,  in the absence of notice to the Trustee or the
Certificate  Registrar that such Certificate has been acquired by a bona fide purchaser,  the Trustee shall execute and the Certificate  Registrar shall  authenticate  and deliver,  in exchange for or in lieu of any such mutilated, destroyed,  lost or stolen Certificate,  a new Certificate of like tenor, Class and Percentage Interest but bearing a number not  contemporaneously  outstanding.  Upon the issuance of any new  Certificate  under this  Section,  the
Trustee  may  require the payment of a sum  sufficient  to cover any tax or other  governmental  charge that may be imposed in  relation  thereto  and any other  expenses  (including  the fees and  expenses  of the  Trustee and the
Certificate  Registrar)  connected  therewith.  Any duplicate  Certificate  issued  pursuant to this  Section shall constitute complete and indefeasible  evidence of ownership in the Trust Fund, as if originally issued,  whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.     Persons Deemed Owners.

         Prior to due  presentation  of a Certificate  for  registration  of transfer,  the  Depositor,  the Master
Servicer,  the Trustee, the Certificate Registrar and any agent of the Depositor,  the Master Servicer, the Trustee or the  Certificate  Registrar  may treat the Person in whose name any  Certificate  is  registered as the owner of such  Certificate for the purpose of receiving  distributions  pursuant to Section 4.02  and for all other purposes whatsoever,  except as and to the  extent  provided  in the  definition  of  "Certificateholder"  and  neither  the
Depositor,  the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Depositor,  the Master
Servicer,  the Trustee or the Certificate  Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.     Appointment of Paying Agent.

         The Trustee  may appoint a Paying  Agent for the  purpose of making  distributions  to  Certificateholders pursuant to Section 4.02.  In the event of any such  appointment,  on or prior to each Distribution Date the Master
Servicer on behalf of the Trustee  shall  deposit or cause to be deposited  with the Paying Agent a sum  sufficient to make the payments to  Certificateholders  in the amounts and in the manner  provided for in  Section 4.02,  such sum to be held in trust for the  benefit of  Certificateholders.  The  Trustee  shall  cause each  Paying  Agent to execute and  deliver to the Trustee an  instrument  in which such  Paying  Agent shall agree with the Trustee  that such Paying Agent will hold all sums held by it for the payment to  Certificateholders  in trust for the benefit of the  Certificateholders  entitled  thereto  until such sums shall be paid to such  Certificateholders.  Any sums so held by such Paying Agent shall be held only in Eligible  Accounts to the extent such sums are not  distributed  to the Certificateholders on the date of receipt by such Paying Agent.

ARTICLE VI

                                       THE DEPOSITOR AND THE MASTER SERVICER

Section 6.01.     Respective Liabilities of the Depositor and the Master Servicer.

         The Depositor and the Master  Servicer  shall each be liable in accordance  herewith only to the extent of the  obligations  specifically  and  respectively  imposed  upon and  undertaken  by the  Depositor  and the Master
Servicer  herein.  By way of  illustration  and not  limitation,  the Depositor is not liable for the servicing and administration  of the Mortgage  Loans,  nor is it obligated by  Section 7.01 or 10.01 to assume any obligations of the  Master  Servicer  or to  appoint  a  designee  to assume  such  obligations,  nor is it  liable  for any other obligation  hereunder  that it may, but is not obligated  to, assume unless it elects to assume such  obligation in accordance herewith.

Section 6.02.     Merger or  Consolidation  of the  Depositor  or the Master  Servicer;  Assignment  of Rights and
                           Delegation of Duties by Master Servicer.

(a)      The  Depositor  and the  Master  Servicer  shall  each  keep in full  effect  its  existence,  rights  and franchises as a  corporation  under the laws of the state of its  incorporation,  and will each obtain and preserve its qualification to do business as a foreign  corporation in each  jurisdiction in which such  qualification is or shall be necessary to protect the validity and  enforceability  of this Agreement,  the  Certificates or any of the
Mortgage Loans and to perform its respective duties under this Agreement.

(b)      Any  Person  into  which the  Depositor  or the  Master  Servicer  may be merged or  consolidated,  or any corporation  resulting from any merger or  consolidation  to which the Depositor or the Master  Servicer shall be a party,  or any Person  succeeding to the business of the Depositor or the Master  Servicer,  shall be the successor of the  Depositor or the Master  Servicer,  as the case may be,  hereunder,  without the execution or filing of any paper  or  any  further  act  on  the  part  of  any  of the  parties  hereto,  anything  herein  to  the  contrary notwithstanding;  provided,  however,  that the  successor  or  surviving  Person to the Master  Servicer  shall be qualified to service  mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided  further that each Rating
Agency's  ratings,  if any, of the Class A  Certificates and Class M  Certificates in effect  immediately  prior to such merger or  consolidation  will not be qualified,  reduced or withdrawn as a result  thereof (as evidenced by a letter to such effect from each Rating Agency).

(c)      Notwithstanding  anything else in this Section 6.02 and Section 6.04 to the contrary,  the Master Servicer may assign its rights and  delegate  its duties and  obligations  under this  Agreement;  provided  that the Person accepting such  assignment or delegation  shall be a Person which is qualified to service  mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably  satisfactory  to the Trustee and the Depositor,  is willing to service the Mortgage  Loans and executes and delivers to the Depositor and the Trustee an agreement,  in form and substance reasonably  satisfactory  to the Depositor and the Trustee,  which contains an assumption by such Person of the due and punctual  performance  and  observance of each covenant and condition to be performed or observed by the Master
Servicer under this  Agreement;  provided  further that each Rating  Agency's rating of the Classes of Certificates that have been rated in effect  immediately prior to such assignment and delegation will not be qualified,  reduced or withdrawn  as a result of such  assignment  and  delegation  (as  evidenced by a letter to such effect from each
Rating Agency).  In the case of any such assignment and delegation,  the Master Servicer shall be released from its obligations  under this  Agreement,  except that the Master  Servicer shall remain liable for all  liabilities  and obligations  incurred by it as Master  Servicer  hereunder  prior to the  satisfaction  of the  conditions  to such assignment  and  delegation  set forth in the next preceding  sentence.  This  Section 6.02  shall not apply to any sale, transfer, pledge or assignment by Residential Funding of the Call Rights.

         (d)      The conversion of Residential  Funding  Company,  LLC's or Residential  Asset Mortgage  Products,
Inc.'s structure from a Delaware  corporation to a limited  liability  company shall not require the consent of any party or notice to any party and shall not in any way affect  the  rights or  obligations  of  Residential  Funding
Company, LLC or Residential Asset Mortgage Products, Inc. hereunder.

Section 6.03.     Limitation on Liability of the Depositor, the Master Servicer and Others.

         None of the Depositor, the Master Servicer or any of the directors,  officers,  employees or agents of the
Depositor or the Master Servicer shall be under any liability to the Trust Fund or the  Certificateholders  for any
action  taken or for  refraining  from the taking of any action in good faith  pursuant to this  Agreement,  or for errors in judgment;  provided,  however,  that this provision shall not protect the Depositor,  the Master Servicer or any such Person  against any breach of warranties or  representations  made herein or any liability  which would otherwise be imposed by reason of willful  misfeasance,  bad faith or gross negligence in the performance of duties or by reason of reckless  disregard of obligations  and duties  hereunder.  The Depositor,  the Master Servicer and any  director,  officer,  employee or agent of the  Depositor or the Master  Servicer may rely in good faith on any document of any kind prima facie  properly  executed and  submitted by any Person  respecting  any matters  arising hereunder.  The Depositor,  the Master  Servicer and any director,  officer,  employee or agent of the Depositor or the Master  Servicer  shall be  indemnified  by the Trust Fund and held  harmless  against any loss,  liability  or expense  incurred in connection  with any legal action relating to this Agreement or the  Certificates,  other than any loss,  liability or expense  related to any specific  Mortgage Loan or Mortgage Loans (except as any such loss, liability  or expense  shall be  otherwise  reimbursable  pursuant to this  Agreement)  and any loss,  liability or expense  incurred by reason of willful  misfeasance,  bad faith or gross  negligence in the  performance  of duties hereunder or by reason of reckless  disregard of obligations  and duties  hereunder.  Neither the Depositor nor the
Master  Servicer  shall be under any  obligation  to appear in,  prosecute  or defend  any legal or  administrative action,  proceeding,  hearing or examination  that is not incidental to its respective  duties under this Agreement and which in its opinion may involve it in any expense or liability;  provided,  however, that the Depositor or the
Master Servicer may in its discretion  undertake any such action,  proceeding,  hearing or examination  that it may deem  necessary or desirable in respect to this  Agreement and the rights and duties of the parties  hereto and the interests  of the  Certificateholders  hereunder.  In such  event,  the legal  expenses  and costs of such  action, proceeding,  hearing or examination and any liability resulting therefrom shall be expenses,  costs and liabilities of the Trust Fund,  and the Depositor and the Master  Servicer  shall be entitled to be reimbursed  therefor out of amounts  attributable to the Mortgage Loans on deposit in the Custodial  Account as provided by  Section 3.10  and, on the  Distribution  Date(s)  following  such  reimbursement,  the  aggregate of such  expenses and costs shall be allocated in reduction of the Accrued  Certificate  Interest on each Class  entitled  thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.     Depositor and Master Servicer Not to Resign.

         Subject to the  provisions of  Section 6.02,  neither the Depositor nor the Master  Servicer  shall resign from its  respective  obligations  and  duties  hereby  imposed  on it except  upon  determination  that its duties hereunder are no longer  permissible  under  applicable law. Any such  determination  permitting the resignation of the Depositor or the Master  Servicer  shall be evidenced by an Opinion of Counsel (at the expense of the resigning party) to such effect  delivered to the Trustee.  No such resignation by the Master Servicer shall become effective until the  Trustee  or a  successor  servicer  shall  have  assumed  the  Master  Servicer's  responsibilities  and obligations in accordance with Section 7.02.

ARTICLE VII

                                                      DEFAULT

Section 7.01.     Events of Default.

         Event of Default,  wherever used herein,  means any one of the following  events (whatever reason for such
Event of Default and whether it shall be  voluntary or  involuntary  or be effected by operation of law or pursuant to any  judgment,  decree  or  order  of any  court or any  order,  rule or  regulation  of any  administrative  or governmental body):

(i)      the Master  Servicer  shall fail to distribute or cause to be distributed  to Holders of  Certificates  of any Class any  distribution  required  to be made  under the terms of the  Certificates  of such Class and this  Agreement and, in either case,  such failure shall continue  unremedied for a period of 5 days after the date upon which written  notice of such  failure,  requiring  such failure to be remedied,  shall have been  given to the Master  Servicer  by the  Trustee  or the  Depositor  or to the  Master  Servicer,  the
         Depositor and the Trustee by the Holders of Certificates  of such Class  evidencing  Percentage  Interests aggregating not less than 25%; or

(ii)     the Master  Servicer  shall fail to observe or perform in any material  respect any other of the covenants or agreements on the part of the Master  Servicer  contained in the  Certificates  of any Class or in this
         Agreement and such failure shall  continue  unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the  premium for any  Required  Insurance  Policy)  after the date on which  written  notice of such  failure,  requiring  the same to be remedied,  shall have been given to the Master  Servicer by the Trustee or the Depositor,  or to the Master  Servicer,  the Depositor
         and the Trustee by the  Holders of  Certificates  of any Class  evidencing,  as to such Class,  Percentage
         Interests aggregating not less than 25%; or

(iii)    a decree or order of a court or agency or supervisory  authority  having  jurisdiction  in the premises in an  involuntary  case under any present or future federal or state  bankruptcy,  insolvency or similar law or  appointing  a  conservator  or  receiver  or  liquidator  in any  insolvency,  readjustment  of  debt, marshalling  of assets and  liabilities  or similar  proceedings,  or for the winding-up or liquidation of its  affairs,  shall have been  entered  against the Master  Servicer  and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv)     the Master  Servicer  shall consent to the  appointment  of a conservator or receiver or liquidator in any insolvency,  readjustment of debt,  marshalling of assets and liabilities,  or similar  proceedings of, or relating to, the Master  Servicer or of, or relating to, all or  substantially  all of the property of the
         Master Servicer; or

(v)      the Master  Servicer  shall admit in writing its inability to pay its debts  generally as they become due, file a petition to take  advantage of, or commence a voluntary case under,  any  applicable  insolvency or reorganization  statute,  make an assignment  for the benefit of its  creditors,  or  voluntarily  suspend payment of its obligations; or

(vi)     the Master Servicer shall notify the Trustee pursuant to  Section 4.04(b) that  it is unable to deposit in the Certificate Account an amount equal to the Advance.

         If an Event of Default described in  clauses (i)-(v) of  this  Section shall  occur, then, and in each and every  such case,  so long as such  Event of Default  shall not have been  remedied,  either the  Depositor  or the
Trustee  shall at the  direction  of Holders of  Certificates  entitled  to at least 51% of the Voting  Rights,  by notice in writing to the Master  Servicer (and to the  Depositor),  terminate all of the rights and  obligations of the Master  Servicer  under this Agreement and in and to the Mortgage  Loans and the proceeds  thereof,  other than its rights as a  Certificateholder  hereunder;  provided,  however,  that a  successor  to the Master  Servicer  is appointed  pursuant to  Section 7.02  and such successor  Master  Servicer shall have accepted the duties of Master
Servicer  effective upon the resignation of the Master  Servicer.  If an Event of Default  described in clause (vi)
hereof shall occur,  the Trustee shall, by notice to the Master Servicer and the Depositor,  immediately  terminate all of the rights and  obligations  of the Master  Servicer  under this  Agreement and in and to the Mortgage Loans and the proceeds thereof,  other than its rights as a  Certificateholder  hereunder as provided in Section 4.04(b).
On or after the receipt by the Master  Servicer  of such  written  notice,  all  authority  and power of the Master
Servicer under this  Agreement,  whether with respect to the  Certificates  (other than as a Holder thereof) or the
Mortgage  Loans or  otherwise,  shall  subject to  Section 7.02  pass to and be vested in the Trustee as  successor
Master  Servicer or the Trustee's  designee  appointed  pursuant to  Section 7.02;  and,  without  limitation,  the
Trustee  is hereby  authorized  and  empowered  to  execute  and  deliver,  on behalf of the  Master  Servicer,  as attorney-in-fact  or  otherwise,  any and all documents and other  instruments,  and to do or accomplish  all other acts or things  necessary or appropriate to effect the purposes of such notice of termination,  whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related  documents,  or otherwise.  The Master
Servicer  agrees  to  cooperate  with  the  Trustee  in  effecting  the   termination  of  the  Master   Servicer's
responsibilities and rights hereunder,  including,  without limitation, the transfer to the Trustee or its designee for  administration  by it of all cash amounts which shall at the time be credited to the Custodial  Account or the
Certificate  Account or  thereafter  be received  with respect to the Mortgage  Loans.  No such  termination  shall release the Master  Servicer for any  liability  that it would  otherwise  have  hereunder  for any act or omission prior to the effective time of such termination.  Notwithstanding  any termination of the activities of Residential
Funding in its capacity as Master  Servicer  hereunder,  Residential  Funding shall be entitled to receive,  out of any late  collection  of a Monthly  Payment  on a  Mortgage  Loan  which was due  prior to the  notice  terminating
Residential  Funding's  rights and  obligations as Master Servicer  hereunder and received after such notice,  that portion to which Residential Funding would have been entitled pursuant to Sections  3.10(a)(ii),  (vi) and (vii) in respect  thereof,  and any other amounts  payable to Residential  Funding  hereunder the entitlement to which arose prior to the  termination  of its activities  hereunder.  Upon the  termination  of  Residential  Funding as Master
Servicer  hereunder the Depositor  shall deliver to the Trustee as successor  Master Servicer a copy of the Program
Guide.

Section 7.02.     Trustee or Depositor to Act; Appointment of Successor.

(a)      On and after the time the Master  Servicer  receives a notice of termination  pursuant to  Section 7.01 or resigns in accordance  with  Section 6.04,  the Trustee or, upon notice to the  Depositor and with the  Depositor's consent a designee  (which  meets the  standards  set forth below) of the  Trustee,  shall be the  successor in all respects to the Master  Servicer in its capacity as servicer  under this Agreement and the  transactions  set forth or provided for herein and shall be subject to all the  responsibilities,  duties and liabilities  relating thereto placed on the Master Servicer (except for the  responsibilities,  duties and liabilities contained in Sections 2.02 and 2.03(a),  excluding the duty to notify related Subservicers as set forth in such Sections,  and its obligations to deposit  amounts in respect of losses  incurred  prior to such notice or  termination on the investment of funds in the Custodial  Account or the  Certificate  Account  pursuant to Sections  3.07(c) and  4.01(c) by the terms and provisions hereof);  provided,  however, that any failure to perform such duties or responsibilities  caused by the preceding  Master  Servicer's  failure to provide  information  required by Section 4.04  shall not be considered a default by the Trustee hereunder as successor Master Servicer. As compensation  therefor,  the Trustee as successor
Master  Servicer  shall be entitled to all funds  relating to the Mortgage  Loans which the Master  Servicer  would have been  entitled  to charge to the  Custodial  Account or the  Certificate  Account if the Master  Servicer  had
continued to act hereunder and, in addition,  shall be entitled to the income from any Permitted  Investments  made with amounts  attributable to the Mortgage Loans held in the Custodial Account or the Certificate  Account.  If the
Trustee has become the successor to the Master  Servicer in accordance  with  Section 6.04  or  Section 7.01,  then notwithstanding  the above,  the Trustee may, if it shall be  unwilling to so act, or shall,  if it is unable to so act, appoint,  or petition a court of competent  jurisdiction to appoint,  any established housing and home finance institution,  which is also a Fannie Mae or  Freddie  Mac-approved  mortgage  servicing  institution,  having a net worth of not less than  $10,000,000 as the successor to the Master  Servicer  hereunder in the assumption of all or any part of the  responsibilities,  duties or liabilities of the Master Servicer hereunder.  Pending appointment of a successor to the Master Servicer  hereunder,  the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove  provided.  In connection with such appointment and assumption,  the Trustee as successor  Master  Servicer may make such  arrangements  for the  compensation of such successor out of payments on
Mortgage Loans as it and such successor  shall agree;  provided,  however,  that no such  compensation  shall be in excess of that permitted the initial Master  Servicer  hereunder.  The  Depositor,  the Trustee,  the Custodian and such successor  shall take such action,  consistent  with this  Agreement,  as shall be necessary to effectuate any such  succession.  The Master  Servicer  shall pay the  reasonable  expenses of the Trustee in connection  with any servicing transfer hereunder.

(b)      In connection  with the  termination  or  resignation  of the Master  Servicer  hereunder,  either (i) the successor  Master  Servicer,  including the Trustee if the Trustee is acting as successor  Master  Servicer,  shall represent  and  warrant  that it is a member of MERS in good  standing  and shall  agree to comply in all  material respects  with the rules and  procedures of MERS in  connection  with the servicing of the Mortgage  Loans that are registered  with MERS, in which case the  predecessor  Master  Servicer shall  cooperate with the successor  Master
Servicer in causing  MERS to revise its  records to reflect  the  transfer of  servicing  to the  successor  Master
Servicer as necessary under MERS' rules and regulations,  or (ii) the  predecessor  Master Servicer shall cooperate with the successor  Master  Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage  from MERS to the Trustee and to execute and deliver  such other  notices,  documents and other  instruments  as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R)System to the successor  Master  Servicer.  The  predecessor  Master Servicer shall file or cause  to be filed  any such  assignment  in the  appropriate  recording  office.  The  predecessor  Master
Servicer shall bear any and all fees of MERS,  costs of preparing any  assignments of Mortgage,  and fees and costs of filing any  assignments  of Mortgage  that may be  required  under this  subsection (b).  The  Successor  Master
Servicer shall cause such  assignment to be delivered to the Trustee or the Custodian  promptly upon receipt of the original  with  evidence of  recording  thereon or a copy  certified by the public  recording  office in which such assignment was recorded.

Section 7.03.     Notification to Certificateholders.

(a)      Upon any such  termination or appointment  of a successor to the Master  Servicer,  the Trustee shall give prompt  written  notice  thereof  to  the  Certificateholders  at  their  respective  addresses  appearing  in  the
Certificate Register.

(b)      Within 60 days after the  occurrence of any Event of Default,  the Trustee  shall  transmit by mail to all
Holders of Certificates  notice of each such Event of Default hereunder known to the Trustee,  unless such Event of
Default shall have been cured or waived as provided in Section 7.04 hereof.

Section 7.04.     Waiver of Events of Default.

         The  Holders  representing  at least 66% of the Voting  Rights of  Certificates  affected  by a default or
Event of Default  hereunder  may waive any default or Event of Default;  provided,  however,  that (a) a default or
Event of  Default  under  clause (i) of  Section 7.01  may be waived  only by all of the  Holders  of  Certificates affected by such  default or Event of Default and (b) no  waiver  pursuant to this  Section 7.04  shall  affect the
Holders of Certificates in the manner set forth in  Section 11.01(b)(i),  (ii) or (iii).  Upon any such waiver of a default or Event of Default by the Holders  representing the requisite  percentage of Voting Rights of Certificates affected by such default or Event of Default,  such  default or Event of Default  shall cease to exist and shall be deemed to have been remedied for every purpose  hereunder.  No such waiver shall extend to any  subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII

                                              CONCERNING THE TRUSTEE

Section 8.01.     Duties of Trustee.

(a)      The  Trustee,  prior to the  occurrence  of an Event of  Default  and  after the  curing of all  Events of
Default which may have  occurred,  undertakes to perform such duties and only such duties as are  specifically  set forth in this  Agreement.  In case an Event of Default  has  occurred  (which has not been  cured or  waived),  the
Trustee shall  exercise such of the rights and powers  vested in it by this  Agreement,  and use the same degree of care and skill in their  exercise  as a prudent  investor  would  exercise  or use under the  circumstances  in the conduct of such investor's own affairs.

(b)      The Trustee, upon receipt of all resolutions,  certificates,  statements,  opinions,  reports,  documents, orders or other instruments  furnished to the Trustee which are specifically  required to be furnished  pursuant to any provision of this Agreement,  shall examine them to determine  whether they conform to the requirements of this
Agreement.  The Trustee shall notify the  Certificateholders  of any such documents which do not materially conform to the  requirements  of this  Agreement  in the event that the  Trustee,  after so  requesting,  does not  receive satisfactorily  corrected  documents in a timely  fashion.  The Trustee  shall  forward or cause to be forwarded or make available  electronically on its website in a timely fashion the notices,  reports and statements  required to be forwarded by the Trustee  pursuant to Sections  4.03,  7.03,  and 10.01.  The Trustee  shall furnish in a timely fashion to the Master  Servicer such  information as the Master  Servicer may reasonably  request from time to time for the Master  Servicer to fulfill its duties as set forth in this  Agreement.  The Trustee  covenants  and agrees that it shall  perform its  obligations  hereunder in a manner so as to maintain  the status of each REMIC  created hereunder as a REMIC under the REMIC  Provisions  (subject to Section  10.01(f))  and to prevent the  imposition of any  federal,  state or  local  income,  prohibited  transaction  (except  as  provided  in  Section 2.04  herein), contribution  or other tax on the Trust Fund to the extent that  maintaining  such status and  avoiding  such taxes are  reasonably  within the  control of the Trustee and are  reasonably  within the scope of its duties  under this
Agreement.

(c)      No provision of this  Agreement  shall be  construed  to relieve the Trustee  from  liability  for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)      Prior to the  occurrence  of an Event of  Default,  and after the  curing or waiver of all such  Events of
         Default which may have occurred,  the duties and obligations of the Trustee shall be determined  solely by the express  provisions of this  Agreement,  the Trustee shall not be liable except for the performance of such duties and  obligations as are  specifically  set forth in this  Agreement,  no implied  covenants or obligations  shall be read into this  Agreement  against the  Trustee  and, in the absence of bad faith on the part of the Trustee,  the Trustee may  conclusively  rely, as to the truth of the  statements  and the correctness  of the  opinions  expressed  therein,  upon any  certificates  or opinions  furnished  to the
         Trustee  by the  Depositor  or the  Master  Servicer  and  which  on their  face,  do not  contradict  the requirements of this Agreement;

(ii)     The Trustee  shall not be  personally  liable for an error of judgment made in good faith by a Responsible
         Officer or Responsible  Officers of the Trustee,  unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii)    The Trustee  shall not be personally  liable with respect to any action  taken,  suffered or omitted to be taken  by  it  in  good  faith  in  accordance  with  the  direction  of  the  Certificateholders  holding
         Certificates which evidence,  Percentage  Interests  aggregating not less than 25% of the affected Classes as to the time,  method and place of conducting any  proceeding  for any remedy  available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv)     The Trustee  shall not be charged with  knowledge  of any default  (other than a default in payment to the
         Trustee) specified in clauses (i) and  (ii) of  Section 7.01 or an Event of Default under  clauses (iii) ,
         (iv) and (v) of  Section 7.01  unless a Responsible  Officer of the Trustee assigned to and working in the
         Corporate Trust Office obtains actual  knowledge of such failure or event or the Trustee  receives written notice of such failure or event at its Corporate Trust Office from the Master  Servicer,  the Depositor or any Certificateholder; and

(v)      Except to the extent  provided in  Section 7.02,  no provision in this Agreement shall require the Trustee to expend or risk its own funds (including,  without  limitation,  the making of any Advance) or otherwise incur any personal financial  liability in the performance of any of its duties as Trustee  hereunder,  or in the  exercise  of any of its  rights or  powers,  if the  Trustee  shall have  reasonable  grounds  for believing that repayment of funds or adequate  indemnity  against such risk or liability is not reasonably assured to it.

(d)      The Trustee  shall  timely pay,  from its own funds,  the amount of any and all  federal,  state and local taxes  imposed on the Trust Fund or its  assets or  transactions  including,  without  limitation,  (A) "prohibited transaction"  penalty  taxes as  defined in  Section 860F  of the Code,  if,  when and as the same shall be due and payable,  (B) any tax on  contributions  to a REMIC after the Closing Date imposed by  Section 860G(d) of  the Code and (C) any tax on "net income from foreclosure  property" as defined in  Section 860G(c) of  the Code, but only if such taxes arise out of a breach by the Trustee of its obligations  hereunder,  which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.     Certain Matters Affecting the Trustee.

(a)      Except as otherwise provided in Section 8.01:

(i)      The Trustee  may rely and shall be  protected  in acting or  refraining  from acting upon any  resolution,
         Officers' Certificate,  certificate of auditors or any other certificate,  statement, instrument, opinion, report, notice, request,  consent, order, appraisal,  bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)     The Trustee may consult with counsel and any Opinion of Counsel  shall be full and complete  authorization and  protection  in respect of any action  taken or suffered or omitted by it  hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)    The Trustee,  or  Supplemental  Interest  Trust Trustee,  as  applicable,  shall be under no obligation to exercise any of the trusts or powers  vested in it by this  Agreement or to  institute,  conduct or defend any  litigation  hereunder  or in  relation  hereto  at the  request,  order  or  direction  of any of the
         Certificateholders,  pursuant to the provisions of this Agreement,  the Yield Maintenance Agreement or the
         Swap Agreement unless such  Certificateholders  shall have offered to the Trustee  reasonable  security or indemnity against the costs,  expenses and liabilities  which may be incurred therein or thereby;  nothing contained herein shall,  however,  relieve the Trustee of the obligation,  upon the occurrence of an Event of Default  (which has not been  cured),  to exercise  such of the rights and powers  vested in it by this
         Agreement,  and to use the same  degree of care and skill in their  exercise as a prudent  investor  would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv)     The Trustee shall not be personally  liable for any action taken,  suffered or omitted by it in good faith and believed by it to be authorized  or within the  discretion  or rights or powers  conferred  upon it by this Agreement;

(v)      Prior to the  occurrence  of an Event of Default  hereunder  and after the curing of all Events of Default which  may have  occurred,  the  Trustee  shall not be bound to make any  investigation  into the facts or matters stated in any resolution,  certificate,  statement,  instrument, opinion, report, notice, request, consent,  order,  approval,  bond or other paper or document,  unless requested in writing to do so by the
         Holders of Certificates of any Class evidencing,  as to such Class, Percentage Interests,  aggregating not less than 50%;  provided,  however,  that if the payment  within a  reasonable  time to the Trustee of the costs,  expenses or  liabilities  likely to be incurred by it in the making of such  investigation  is, in the opinion of the Trustee,  not reasonably  assured to the Trustee by the security  afforded to it by the terms of this Agreement,  the Trustee may require  reasonable  indemnity against such expense or liability as a condition to so proceeding.  The reasonable  expense of every such  examination  shall be paid by the
         Master  Servicer,  if an Event of Default  shall have  occurred and is  continuing,  and  otherwise by the
         Certificateholder requesting the investigation;

(vi)     The  Trustee  may execute any of the trusts or powers  hereunder  or perform any duties  hereunder  either directly or by or through  agents or attorneys  provided that the Trustee shall remain liable for any acts of such agents or  attorneys.  The Trustee  shall not be liable for any actions of the  Custodian  so long as the Custodian is unaffiliated with the Trustee;

(vii)    To the extent  authorized  under the Code and the  regulations  promulgated  thereunder,  each Holder of a
         Class R  Certificate  hereby  irrevocably  appoints and authorizes the Trustee to be its  attorney-in-fact for  purposes  of signing any Tax  Returns  required to be filed on behalf of the Trust Fund.  The Trustee shall sign on behalf of the Trust  Fund and  deliver to the  Master  Servicer  in a timely  manner any Tax
         Returns  prepared  by or on  behalf  of the  Master  Servicer  that the  Trustee  is  required  to sign as determined by the Master Servicer pursuant to applicable  federal,  state or local tax laws, provided that the Master  Servicer  shall  indemnify the Trustee for signing any such Tax Returns that contain errors or omissions; and

(b)      Following  the  issuance of the  Certificates  (and except as provided for in  Section 2.04),  the Trustee shall not accept any  contribution  of assets to the Trust Fund  unless in  accordance  with  Section 10.01(f))  it shall have  obtained or been  furnished  with an Opinion of Counsel to the effect that such  contribution  will not
(i) cause  any  REMIC  created  hereunder  to fail to  qualify  as a REMIC at any time  that any  Certificates  are outstanding  or  (ii) cause  the Trust  Fund to be  subject  to any  federal  tax as a result of such  contribution
(including the  imposition of any federal tax on "prohibited  transactions"  imposed under  Section 860F(a) of  the
Code).

Section 8.03.     Trustee Not Liable for Certificates or Mortgage Loans.

         The recitals  contained herein and in the  Certificates  (other than the execution of the Certificates and relating to the  acceptance  and receipt of the Mortgage  Loans) shall be taken as the  statements of the Depositor or the Master Servicer as the case may be, and the Trustee assumes no  responsibility  for their  correctness.  The
Trustee  makes no  representations  as to the validity or  sufficiency  of this  Agreement  or of the  Certificates
(except  that  the  Certificates  shall  be duly  and  validly  executed  and  authenticated  by it as  Certificate
Registrar)  or of any  Mortgage  Loan or related  document,  or of MERS or the MERS(R)System.  Except as  otherwise provided  herein,  the Trustee shall not be  accountable  for the use or application by the Depositor or the Master
Servicer of any of the Certificates or of the proceeds of such  Certificates,  or for the use or application of any funds paid to the  Depositor or the Master  Servicer in respect of the Mortgage  Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Depositor or the Master Servicer.

Section 8.04.     Trustee May Own Certificates.

         The Trustee in its individual or any other capacity may become the owner or pledgee of  Certificates  with the same rights it would have if it were not Trustee.

Section 8.05.     Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

(a)      The  Master  Servicer  covenants  and  agrees to pay to the  Trustee or the  Supplemental  Interest  Trust
Trustee,  as the case may be, and any co-trustee  from time to time,  and the Trustee and any  co-trustee  shall be entitled  to,  reasonable  compensation  (which  shall  not be  limited  by any  provision  of law in regard to the compensation  of a trustee of an express  trust) for all services  rendered by each of them in the execution of the trusts  hereby  created  and in the  exercise  and  performance  of any of the powers and duties  hereunder  of the
Trustee and any  co-trustee,  and the Master  Servicer shall pay or reimburse the Trustee and any  co-trustee  upon request for all reasonable  expenses,  disbursements and advances incurred or made by the Trustee or any co-trustee in  accordance  with any of the  provisions  of this  Agreement  (including  the  reasonable  compensation  and the expenses  and  disbursements  of its  counsel  and of all persons not  regularly  in its employ,  and the  expenses incurred by the Trustee or any co-trustee in connection  with the  appointment  of an office or agency  pursuant to
Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b)      The Master Servicer  agrees to indemnify the Trustee or the  Supplemental  Interest Trust Trustee,  as the
case may be,  for,  and to hold  the  Trustee  or the  Supplemental  Interest  Trust  Trustee,  as the case may be, harmless against,  any loss,  liability or expense incurred without  negligence or willful  misconduct on its part, arising out of, or in connection  with, the acceptance and  administration  of the Trust Fund,  including the costs and expenses  (including  reasonable  legal fees and expenses) of defending  itself against any claim in connection with the  exercise or  performance  of any of its powers or duties under this  Agreement  or the Yield  Maintenance
Agreement  or the Swap  Agreement,  and the  Master  Servicer  further  agrees  to  indemnify  the  Trustee  or the
Supplemental  Interest  Trust  Trustee,  as the  case  may  be,  for,  and to  hold  the  Trustee  harmless  or the
Supplemental  Interest Trust Trustee, as the case may be, against,  any loss,  liability or expense arising out of, or in connection  with,  the  provisions set forth in the second  paragraph of  Section 2.01(a) hereof,  including, without  limitation,  all costs,  liabilities  and  expenses  (including  reasonable  legal fees and  expenses)  of investigating  and defending  itself against any claim,  action or proceeding,  pending or threatened,  relating to the provisions of such paragraph, provided that:

(i)      with respect to any such claim,  the Trustee shall have given the Master  Servicer  written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii)     while  maintaining  control over its own defense,  the Trustee shall  cooperate and consult fully with the
         Master Servicer in preparing such defense; and

(iii)    notwithstanding  anything in this Agreement to the contrary,  the Master  Servicer shall not be liable for settlement  of any claim by the Trustee  entered  into  without the prior  consent of the Master  Servicer which consent shall not be  unreasonably  withheld.  No  termination  of this  Agreement  shall affect the obligations  created by this  Section 8.05(b) of  the Master  Servicer to indemnify  the Trustee under the conditions  and to the  extent  set forth  herein.  Notwithstanding  the  foregoing,  the  indemnification provided  by the Master  Servicer in this  Section 8.05(b) shall  not  pertain to any loss,  liability  or expense of the Trustee,  including the costs and expenses of defending itself against any claim,  incurred in connection  with any actions taken by the Trustee at the  direction of  Certificateholders  pursuant to the terms of this Agreement.

Section 8.06.     Eligibility Requirements for Trustee.

         The  Trustee  hereunder  shall at all  times  be a  national  banking  association  or a New York  banking corporation  having its  principal  office in a state and city  acceptable to the Depositor and organized and doing business  under the laws of such state or the United  States of  America,  authorized  under such laws to  exercise corporate trust powers,  having a combined  capital and surplus of at least  $50,000,000 and subject to supervision or  examination  by federal or state  authority.  If such  corporation or national  banking  association  publishes reports of condition at least  annually,  pursuant to law or to the  requirements  of the aforesaid  supervising or examining  authority,  then for the purposes of this Section the combined  capital and surplus of such  corporation shall be deemed to be its  combined  capital  and surplus as set forth in its most recent  report of  condition  so published.  In case at any time the Trustee  shall cease to be eligible in accordance  with the  provisions of this
Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.     Resignation and Removal of the Trustee.

(a)      The Trustee may at any time resign and be  discharged  from the trusts  hereby  created by giving  written notice thereof to the Depositor and the Master Servicer.  Upon receiving such notice of resignation,  the Depositor shall  promptly  appoint a successor  trustee by written  instrument,  in duplicate,  one copy of which  instrument shall be delivered to the resigning  Trustee and one copy to the successor  trustee.  If no successor trustee shall have  been so  appointed  and have  accepted  appointment  within  30 days  after  the  giving  of such  notice  of resignation  then the resigning  Trustee may petition any court of competent  jurisdiction for the appointment of a successor trustee.

(b)      If at any time the Trustee shall cease to be eligible in accordance  with the  provisions of  Section 8.06 and shall fail to resign after  written  request  therefor by the  Depositor,  or if at any time the Trustee  shall become  incapable of acting,  or shall be adjudged  bankrupt or  insolvent,  or a receiver of the Trustee or of its property  shall be appointed,  or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of  rehabilitation,  conservation  or  liquidation,  then the  Depositor  may remove the
Trustee and appoint a successor  trustee by written  instrument,  in duplicate,  one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor  trustee.  In addition,  in the event that the
Depositor   determines   that  the  Trustee  has  failed  (i) to   distribute  or  cause  to  be   distributed   to
Certificateholders  any amount required to be distributed  hereunder,  if such amount is held by the Trustee or its
Paying Agent (other than the Master  Servicer or the Depositor) for  distribution or (ii) to  otherwise  observe or perform in any material respect any of its covenants,  agreements or obligations hereunder,  and such failure shall continue  unremedied  for a  period  of 5  days  (in  respect  of  clause (i) above)  or 30  days  (in  respect  of clause (ii) above,  other than any failure to comply with the provisions of Article XII, in which case no notice or grace period shall be applicable)  after the date on which written notice of such failure,  requiring that the same be remedied,  shall have been given to the Trustee by the Depositor,  then the Depositor may remove the Trustee and appoint a successor trustee by written instrument  delivered as provided in the preceding  sentence.  In connection with the appointment of a successor trustee pursuant to the preceding  sentence,  the Depositor shall, on or before the date on which any such  appointment  becomes  effective,  obtain from each Rating Agency  written  confirmation that the  appointment  of any such  successor  trustee will not result in the reduction of the ratings on any Class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c)      The  Holders of  Certificates  entitled  to at least 51% of the Voting  Rights may at any time  remove the
Trustee and  appoint a successor  trustee by written  instrument  or  instruments,  in  triplicate,  signed by such
Holders or their  attorneys-in-fact  duly authorized,  one complete set of which  instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d)      Any  resignation or removal of the Trustee and appointment of a successor  trustee  pursuant to any of the provisions of this Section  shall become  effective  upon  acceptance of  appointment  by the successor  trustee as provided in Section 8.08.

Section 8.08.     Successor Trustee.

(a)      Any successor trustee appointed as provided in this  Section 8.08  shall execute,  acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment  hereunder,  and thereupon the  resignation or removal of the  predecessor  trustee shall become  effective and such  successor  trustee shall become  effective  and such  successor  trustee,  without any further act, deed or  conveyance,  shall become fully vested with all the rights,  powers, duties and obligations of its predecessor  hereunder,  with the like effect as if  originally  named as trustee  herein.  The  predecessor  trustee  shall  deliver to the  successor  trustee all
Mortgage  Files and related  documents and  statements  held by it hereunder  (other than any Mortgage Files at the time held by a Custodian,  which shall become the agent of any successor  trustee  hereunder),  and the  Depositor, the Master  Servicer and the  predecessor  trustee  shall  execute and deliver such  instruments  and do such other things as may reasonably be required for more fully and certainly  vesting and confirming in the successor  trustee all such rights, powers, duties and obligations.

(b)      No successor  trustee  shall  accept  appointment  as provided in this Section  unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c)      Upon  acceptance of appointment by a successor  trustee as provided in this Section,  the Depositor  shall mail notice of the  succession  of such trustee  hereunder  to all Holders of  Certificates  at their  addresses as shown in the Certificate  Register.  If the Depositor fails to mail such notice within 10 days after  acceptance of appointment  by the successor  trustee,  the successor  trustee shall cause such notice to be mailed at the expense of the Depositor.

Section 8.09.     Merger or Consolidation of Trustee.

         Any  corporation  or national  banking  association  into which the Trustee may be merged or  converted or with which it may be  consolidated or any corporation or national  banking  association  resulting from any merger, conversion  or  consolidation  to which the  Trustee  shall be a party,  or any  corporation  or  national  banking association  succeeding to the business of the Trustee,  shall be the successor of the Trustee hereunder,  provided such corporation or national banking  association  shall be eligible under the provisions of Section 8.06,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything herein to the  contrary  notwithstanding.  The  Trustee  shall  mail  notice of any such  merger or  consolidation  to the
Certificateholders at their address as shown in the Certificate Register.

Section 8.10.     Appointment of Co-Trustee or Separate Trustee.

(a)      Notwithstanding  any  other  provisions  hereof,  at any  time,  for the  purpose  of  meeting  any  legal requirements  of any  jurisdiction  in which any part of the Trust Fund or  property  securing  the same may at the time be located,  the Master  Servicer and the Trustee  acting  jointly  shall have the power and shall execute and deliver  all  instruments  to  appoint  one or  more  Persons  approved  by the  Trustee  to act as  co-trustee  or co-trustees,  jointly with the Trustee,  or separate trustee or separate trustees,  of all or any part of the Trust
Fund, and to vest in such Person or Persons,  in such capacity,  such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10,  such powers, duties, obligations,  rights and trusts as the Master  Servicer and the Trustee may consider  necessary or desirable.  If the Master  Servicer  shall not have joined in such  appointment  within 15 days  after the  receipt by it of a request so to do, or in case an Event of
Default shall have  occurred and be  continuing,  the Trustee alone shall have the power to make such  appointment.
No co-trustee  or separate  trustee  hereunder  shall be required to meet the terms of  eligibility  as a successor trustee under  Section 8.06  hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s)
or separate trustee(s) shall be required under Section 8.08 hereof.

(b)      In the case of any  appointment  of a co-trustee or separate  trustee  pursuant to this  Section 8.10  all rights,  powers,  duties and  obligations  conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee,  and such separate trustee or co-trustee  jointly,  except to the extent that  under any law of any  jurisdiction  in which  any  particular  act or acts are to be  performed  (whether  as
Trustee  hereunder  or as  successor  to the Master  Servicer  hereunder),  the  Trustee  shall be  incompetent  or unqualified  to perform such act or acts, in which event such rights,  powers,  duties and  obligations  (including the holding of title to the Trust Fund or any portion  thereof in any such  jurisdiction)  shall be  exercised  and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c)      Any notice,  request or other  writing  given to the Trustee shall be deemed to have been given to each of the then  separate  trustees  and  co-trustees,  as  effectively  as if given  to each of  them.  Every  instrument appointing  any  separate  trustee  or  co-trustee  shall  refer  to  this  Agreement  and the  conditions  of this
Article VIII.  Each separate trustee and co-trustee,  upon its acceptance of the trusts conferred,  shall be vested with the estates or property  specified  in its  instrument  of  appointment,  either  jointly  with the Trustee or separately,  as may be provided therein,  subject to all the provisions of this Agreement,  specifically  including every provision of this Agreement  relating to the conduct of, affecting the liability of, or affording  protection to, the Trustee. Every such instrument shall be filed with the Trustee.

(d)      Any  separate   trustee  or  co-trustee  may,  at  any  time,   constitute  the  Trustee,   its  agent  or
attorney-in-fact,  with full power and  authority,  to the extent not prohibited by law, to do any lawful act under or in respect of this  Agreement on its behalf and in its name. If any separate  trustee or  co-trustee  shall die, become  incapable of acting,  resign or be removed,  all of its estates,  properties,  rights,  remedies and trusts shall vest in and be exercised by the Trustee,  to the extent  permitted by law,  without the  appointment of a new or successor trustee.

Section 8.11.     Appointment of Custodians.

         The Trustee may, with the consent of the Master  Servicer and the  Depositor,  or shall,  at the direction of the Master  Servicer and the Depositor,  appoint one or more  custodians who are not Affiliates of the Depositor or the Master  Servicer to hold all or a portion of the Mortgage  Files as agent for the Trustee,  by entering into a Custodial  Agreement.  The Trustee is hereby  directed to enter into  Custodial  Agreement with Wells Fargo Bank,
N.A.  Subject to  Article VIII,  the  Trustee  agrees to comply  with the terms of each  Custodial  Agreement  with respect to the Custodial Files and to enforce the terms and provisions  thereof  against the related  custodian for the benefit of the  Certificateholders.  Each custodian shall be a depository institution subject to supervision by federal or state  authority,  shall have a  combined  capital  and  surplus  of at least  $15,000,000  and shall be qualified to do business in the  jurisdiction  in which it holds any Mortgage File.  Each Custodial  Agreement with respect to the  Custodial  Files may be amended  only as provided in  Section 11.01.  The Trustee  shall notify the
Certificateholders  of the  appointment  of any  custodian  (other than the  custodian  appointed as of the Closing
Date) pursuant to this Section 8.11.

Section 8.12.     Appointment of Office or Agency.

         The Trustee will maintain an office or agency where  Certificates  may be surrendered for  registration of transfer  or  exchange.  The  Trustee  initially  designates  its offices  located at Global  Securities  and Trust
Services,  135 S.  LaSalle  Street,  Suite 1511,  Chicago,  IL 60603,  for the  purpose of keeping the  Certificate
Register.  The Trustee will  maintain an office at the address  stated in  Section 11.05  hereof where  notices and demands to or upon the Trustee in respect of this Agreement may be served.

Section 8.13.     DTC Letter of Representations.

         The Trustee is hereby  authorized and directed to, and agrees that it shall,  enter into the DTC Letter on behalf of the Trust Fund in accordance with the terms thereof and hereof and in its capacity as agent thereunder.

Section 8.14.     Yield Maintenance Agreement and Swap Agreement.

         The  Trustee  is hereby  authorized  and  directed  to,  and  agrees  that it shall,  enter into the Yield
Maintenance  Agreement on behalf of the Trust Fund. The  Supplemental  Interest Trust Trustee is hereby  authorized and directed to, and agrees that it shall,  enter into the Swap  Agreement on behalf of the  Supplemental  Interest
Trust

ARTICLE IX

                                                    TERMINATION

Section 9.01.     Termination Upon Purchase by Residential Funding or Liquidation of All Mortgage Loans.

(a)      Subject to Section 9.02,  the respective  obligations and  responsibilities  of the Depositor,  the Master
Servicer and the Trustee  created hereby in respect of the  Certificates  (other than the obligation of the Trustee to make  certain  payments  after the Final  Distribution  Date to  Certificateholders  and the  obligation  of the
Depositor to send certain  notices as hereinafter  set forth) shall  terminate upon the last action  required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i)      the later of the final  payment or other  liquidation  (or any Advance with  respect  thereto) of the last
         Mortgage Loan  remaining in the Trust Fund or the  disposition of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii)     the purchase by the Master  Servicer or its designee of all  Mortgage  Loans and all property  acquired in respect  of any  Mortgage  Loan  remaining  in the  Trust  Fund,  at a price  equal to 100% of the  unpaid principal balance of each Mortgage Loan (or, if less than such unpaid principal  balance,  the fair market value of the  related  underlying  property of such  Mortgage  Loan with  respect to Mortgage  Loans as to which title has been acquired if such fair market value is less than such unpaid  principal  balance) (net of  unreimbursed  Advances  attributable  to  principal)  on the day of  repurchase,  plus unpaid  accrued interest  thereon  at the  Mortgage  Rate (or  Modified  Net  Mortgage  Rate in the  case of any  Modified
         Mortgage  Loan) from the Due Date to which  interest was last paid by the Mortgagor to, but not including, the  first  day of the month in which  such  repurchase  price is  distributed  plus any Swap  Termination
         Payment  payable to the Swap  Counterparty  then remaining  unpaid or which is due to the exercise of such option plus the amount of any accrued and unpaid  Servicing  Fees,  unreimbursed  advances  and  Servicing
         Advances,  in each case through the date of such  option;  provided,  however,  that in no event shall the trust created hereby  continue  beyond the earlier of (i) the  Maturity Date or (ii) the  expiration of 21 years from the death of the last survivor of the  descendants  of Joseph P. Kennedy,  the late  ambassador of the United  States to the Court of St. James,  living on the date hereof;  and provided  further,  that the  purchase  price set forth above shall be  increased  as is  necessary,  as  determined  by the Master
         Servicer,  to avoid  disqualification  of any REMIC created  hereunder as a REMIC. The purchase price paid by the Master  Servicer or its designee shall also include any amounts owed by the Master  Servicer or its designee  pursuant to the last  paragraph  of  Section 4  of the  Assignment  Agreement  in respect of any liability,  penalty or expense that  resulted from a breach of the  representation  and warranty set forth in clause (bb) of such Section, that remain unpaid on the date of such purchase.

         The right of the Master  Servicer or its  designee to purchase  all the assets of the Trust Fund  relating to the Mortgage Loans,  pursuant to  clause (ii) above  is conditioned upon the date of such purchase  occurring on or after the Optional  Termination  Date. If such right is exercised by the Master  Servicer or its  designee,  the
Master Servicer shall be entitled to  reimbursement  for the full amount of any unreimbursed  Advances  theretofore made by it with respect to the Mortgage Loans being purchased,  pursuant to Section 3.10.  In addition,  the Master
Servicer  shall  provide to the  Trustee  the  certification  required  by  Section 3.15  and the  Trustee  and the
Custodian shall,  promptly following payment of the purchase price,  release to the Master Servicer or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

         In addition,  on any Distribution  Date on or after the Optional  Termination Date, the Master Servicer or its designee shall have the right,  at its option or at the option of its designee,  respectively,  to purchase all of the  Certificates  in  whole,  but not in  part,  at a price  equal  to the  aggregate  outstanding  Certificate
Principal  Balance of the Certificates,  plus one month's Accrued  Certificate  Interest on the  Certificates,  any
previously unpaid Accrued Certificate  Interest,  any unpaid Prepayment Interest  Shortfalls  previously  allocated thereto,  and any Swap  Termination  Payments  to be paid to the Swap  Counterparty  by the  Supplemental  Interest
Trustee on behalf of the  Supplemental  Interest  Trust,  then remaining  unpaid or which is due to the exercise of such option.

(b)      The Master  Servicer shall give the Trustee not less than 40 days' prior notice of the  Distribution  Date on which the Master Servicer  anticipates that the final distribution will be made to  Certificateholders  (whether as a result of the  exercise  by the Master  Servicer or its  designee  of its right to purchase  the assets of the
Trust Fund or otherwise).  Notice of any termination,  specifying the anticipated  Final  Distribution  Date (which shall be a date that would  otherwise  be a  Distribution  Date) upon which the  Certificateholders  may  surrender their Certificates to the Trustee for payment of the final  distribution and cancellation,  shall be given promptly by the Master  Servicer (if the Master  Servicer or its designee is exercising  its right to purchase the assets of the Trust  Fund),  or by the Trustee (in any other case) by letter to  Certificateholders  mailed not earlier  than the 15th day and not later  than the 25th day of the month  next  preceding  the month of such  final  distribution specifying:

(i)      the anticipated  Final  Distribution  Date upon which final payment of the  Certificates is anticipated to be made upon  presentation  and surrender of  Certificates  at the office or agency of the Trustee therein designated,

(ii)     the amount of any such final payment, if known, and

(iii)    that the Record Date otherwise  applicable to such Distribution  Date is not applicable,  and that payment will be made only upon  presentation  and  surrender  of the  Certificates  at the office or agency of the
         Trustee therein specified.

         If the Master Servicer or the Trustee is obligated to give notice to Certificateholders  as aforesaid,  it shall give such notice to the  Certificate  Registrar  at the time such notice is given to  Certificateholders.  In the event such notice is given by the Master  Servicer,  the Master  Servicer or its designee  shall deposit in the
Custodial  Account  before  the Final  Distribution  Date in  immediately  available  funds an amount  equal to the purchase price for the assets of the Trust Fund computed as above  provided.  The Master  Servicer shall provide to the Trustee written  notification of any change to the anticipated Final  Distribution Date as soon as practicable.
If the Trust Fund is not terminated on the anticipated Final  Distribution  Date, for any reason, the Trustee shall promptly mail notice thereof to each affected Certificateholder.

(c)      Upon  presentation  and  surrender  of the  Certificates  by the  Certificateholders,  the  Trustee  shall distribute to the  Certificateholders  (i) the amount otherwise  distributable on such Distribution Date, if not in connection  with the Master  Servicer's  election  to  repurchase,  or (ii) if  the Master  Servicer  elected to so repurchase,  an amount equal to the outstanding  Certificate  Principal Balance thereof,  plus Accrued  Certificate
Interest  thereon for the related Interest Accrual Period and any previously  unpaid Accrued  Certificate  Interest and any unpaid Prepayment Interest Shortfall previously allocated thereto.

(d)      In the event that any  Certificateholders  shall not surrender  their  Certificates  for final payment and cancellation  on or before  the Final  Distribution  Date,  the  Trustee  shall on such date cause all funds in the
Certificate  Account not distributed in final  distribution  to  Certificateholders  to be withdrawn  therefrom and credited  to the  remaining  Certificateholders  by  depositing  such funds in a separate  escrow  account  for the benefit of such  Certificateholders,  and the Master Servicer (if the Master Servicer or its designee exercised its right to purchase the Mortgage  Loans),  or the Trustee (in any other case) shall give a second  written  notice to the  remaining  Certificateholders  to  surrender  their  Certificates  for  cancellation  and  receive  the  final distribution  with respect  thereto.  If within six months after the second notice any  Certificate  shall not have been surrendered for  cancellation,  the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining  Certificateholders  concerning  surrender of their  Certificates.  The costs and expenses of maintaining  the Escrow Account and of contacting  Certificateholders  shall be paid out of the assets which remain in the Escrow  Account.  If within  nine  months  after the  second  notice  any  Certificates  shall not have been surrendered  for  cancellation,  the Trustee  shall pay to the Master  Servicer  all amounts  distributable  to the holders thereof and the Master Servicer shall  thereafter hold such amounts until  distributed to such holders.  No interest  shall accrue or be payable to any  Certificateholder  on any amount held in the Escrow  Account or by the
Master Servicer as a result of such  Certificateholder's  failure to surrender its Certificate(s) for final payment thereof in accordance  with this  Section 9.01  and the  Certificateholders  shall look only to the Master Servicer for such payment.

All rights of the Master  Servicer  or its  designee  to  purchase  the assets of the Trust  Fund,  or to  purchase specified classes of Certificates,  as set forth in Section 9.01(a) are  referred to in this Agreement as the "Call
Rights".  Notwithstanding  any other  provision of this  Agreement,  the Master Servicer or its designee shall have the right to sell,  transfer,  pledge or otherwise  assign the Call Rights at any time to any Person.  Upon written notice by the Master  Servicer or its  designee to the Trustee and the Master  Servicer of any such  assignment  of the Call  Rights to any  assignee,  the  Trustee and the Master  Servicer  shall be  obligated  to  recognize  such assignee  as the  holder of the Call  Rights.  Such  entity,  if not the  Master  Servicer  or its  designee  or an affiliate,  shall be deemed to represent, at the time of such sale, transfer, pledge or other assignment,  that one of the  following  will be, and at the time the Call Right is exercised is, true and correct:  (i) the  exercise of such Call Right shall not result in a  non-exempt  prohibited  transaction  under  section 406  of ERISA or section
4975 of the Code (including by reason of U.S.  Department of Labor ("DOL")  Prohibited  Transaction Class Exemption
("PTCE") 75-1 (Part I), 84-14,  90-1, 91-38,  95-60 or 96-23 or other applicable  exemption) or (ii) such entity is
(A) not a party in interest under section 3(14) of ERISA or a disqualified  person under section  4975(e)(2) of the
Code with  respect to any  employee  benefit  plan  subject to section 3(3) of ERISA or any plan subject to section
4975 of the Code (other than an employee  benefit plan or plan  sponsored  or  maintained  by the entity,  provided that no assets of such  employee  benefit plan or plan are  invested or deemed to be invested in the  Certificates)
and (B) not a "benefit  plan  investor" as described in DOL  regulation  section  2510.3-101(f)(2)  and modified by
Section  3(42) of ERISA.  If any such assignee of the Call Right is unable to exercise such Call Right by reason of the preceding sentence,  then the Call Right shall revert to the immediately  preceding assignor of such Call Right subject to the rights of any secured party therein.

Section 9.02.     Additional Termination Requirements.

(a)      Each of REMIC I and REMIC II as the case may be, shall be  terminated  in  accordance  with the  following additional  requirements,  unless the Trustee and the Master  Servicer have  received an Opinion of Counsel  (which
Opinion of Counsel  shall not be an expense of the  Trustee) to the effect  that the  failure of any REMIC  created hereunder,  as the case may be, to comply with the  requirements  of this  Section 9.02  will not (i) result in the imposition on the Trust Fund of taxes on "prohibited  transactions,"  as described in  Section 860F of the Code, or
(ii) cause  any  REMIC  created  hereunder  to fail to  qualify  as a REMIC at any time  that  any  Certificate  is outstanding:

(i)      The Master  Servicer shall  establish a 90-day  liquidation  period for each of REMIC I and REMIC II,  and specify  the first day of such  period in a  statement  attached  to the  Trust  Fund's  final Tax  Return pursuant to Treasury  regulations  Section 1.860F-1.  The Master  Servicer  also shall  satisfy all of the requirements of a qualified  liquidation  for each of REMIC I and REMIC II under  Section 860F of the Code and the regulations thereunder;

(ii)     The Master Servicer shall notify the Trustee at the  commencement of such 90-day  liquidation  period and, at or prior to the time of making of the final  payment on the  Certificates,  the  Trustee  shall sell or otherwise  dispose of all of the remaining  assets of the Trust Fund in accordance  with the terms hereof;
         and

(iii)    If the Master  Servicer  is  exercising  its right to purchase  the assets of the Trust  Fund,  the Master
         Servicer  shall,  during the 90-day  liquidation  period and at or prior to the Final  Distribution  Date, purchase all of the assets of the Trust Fund for cash.

(b)      Each  Holder of a  Certificate  and the  Trustee  hereby  irrevocably  approves  and  appoints  the Master
Servicer as its  attorney-in-fact  to adopt a plan of complete  liquidation for each of REMIC I and REMIC II at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

ARTICLE X

                                                 REMIC PROVISIONS

Section 10.01.    REMIC Administration.

(a)      The REMIC  Administrator  shall make an election  to treat each of REMIC I  and  REMIC II as a REMIC under the Code  and,  if  necessary,  under  applicable  state  law.  Such  election  will be made on Form  1066 or other appropriate  federal tax or  information  return  (including  Form 8811) or any  appropriate  state  return for the taxable  year  ending on the last day of the  calendar  year in which the  Certificates  are  issued.  The  REMIC I
Regular  Interests  shall  be  designated  as the  "regular  interests"  and the  Class R-I  Certificates  shall be designated  as the sole  class of  "residual  interests"  in  REMIC I.  The  REMIC II  Regular  Interests  shall be designated as the "regular  interests"  and the  Class R-II  Certificates  shall be designated as the sole class of
"residual  interests"  in REMIC II.  The REMIC  Administrator  and the Trustee shall not permit the creation of any
"interests"  (within  the  meaning of  Section 860G  of the Code) in REMIC I  and  REMIC II  other than the REMIC I
Regular Interests, the REMIC II Regular Interests and the Certificates.

(b)      The  Closing  Date is hereby  designated  as the  "startup  day" of each of REMIC  within  the  meaning of
Section 860G(a)(9) of the Code.

(c)      The REMIC  Administrator  shall hold a Class R  Certificate in each REMIC  representing a 0.01% Percentage
Interest of the  Class R  Certificates  in each REMIC and shall be  designated  as the "tax  matters  person"  with respect to each of REMIC I and REMIC II in the manner provided under Treasury  regulations section  1.860F-4(d) and
Treasury regulations section  301.6231(a)(7)-1.  The REMIC  Administrator,  as tax matters person, shall (i) act on behalf of each of REMIC I and REMIC II in relation to any tax matter or  controversy  involving  the Trust Fund and
(ii) represent the Trust Fund in any administrative or judicial  proceeding  relating to an examination or audit by any  governmental  taxing  authority  with  respect  thereto.  The legal  expenses,  including  without  limitation attorneys' or accountants'  fees, and costs of any such proceeding and any liability  resulting  therefrom shall be expenses of the Trust Fund and the REMIC Administrator  shall be entitled to reimbursement  therefor out of amounts attributable  to the Mortgage  Loans on deposit in the Custodial  Account as provided by  Section 3.10  unless such legal  expenses and costs are incurred by reason of the REMIC  Administrator's  willful  misfeasance,  bad faith or gross negligence.  If the REMIC Administrator is no longer the Master Servicer  hereunder,  at its option the REMIC
Administrator  may continue its duties as REMIC  Administrator  and shall be paid  reasonable  compensation  not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d)      The REMIC  Administrator  shall  prepare or cause to be prepared all of the Tax Returns that it determines are required  with respect to the REMICs  created  hereunder and deliver such Tax Returns in a timely manner to the
Trustee and the Trustee  shall sign and file such Tax Returns in a timely  manner.  The expenses of preparing  such returns  shall be borne  by the  REMIC  Administrator  without  any  right of  reimbursement  therefor.  The  REMIC
Administrator  agrees to indemnify and hold harmless the Trustee with respect to any tax or liability  arising from the  Trustee's  signing of Tax Returns that contain  errors or  omissions.  The Trustee and Master  Servicer  shall promptly provide the REMIC  Administrator  with such information as the REMIC  Administrator  may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e)      The REMIC  Administrator  shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the  application  of any tax relating to the transfer of a Class R  Certificate  to any Person who is not a Permitted  Transferee,  (ii) to the Trustee and the Trustee shall forward to the  Certificateholders  such information  or  reports  as are  required  by the Code or the  REMIC  Provisions  including  reports  relating  to interest,  original issue discount,  if any, and market  discount or premium (using the Prepayment  Assumption) and
(iii) to the Internal  Revenue Service the name,  title,  address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

(f)      The Master  Servicer  and the REMIC  Administrator  shall  take such  actions  and shall  cause each REMIC
created   hereunder  to  take  such  actions  as  are  reasonably   within  the  Master  Servicer's  or  the  REMIC
Administrator's  control and the scope of its duties more  specifically  set forth  herein as shall be necessary or desirable to maintain the status  thereof as a REMIC under the REMIC  Provisions  (and the Trustee shall assist the
Master  Servicer and the REMIC  Administrator,  to the extent  reasonably  requested by the Master Servicer and the
REMIC  Administrator  to do so). In  performing  their duties as more  specifically  set forth  herein,  the Master
Servicer and the REMIC  Administrator  shall not knowingly or intentionally  take any action,  cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action  reasonably  within  their  respective control and the scope of duties more specifically set forth herein,  that, under the REMIC Provisions,  if taken or not  taken,  as the case may be,  could  (i) endanger  the  status of any  REMIC  created  hereunder  as a REMIC or
(ii) with the exception of actions taken in connection with Section 4.08  hereof,  resulting in the imposition of a tax upon any REMIC created  hereunder  (including but not limited to the tax on prohibited  transactions as defined in  Section 860F(a)(2)  of the Code (except as provided in  Section 2.04)  and the tax on  contributions to a REMIC set forth in  Section 860G(d) of  the Code)  (either  such  event,  in the  absence of an Opinion of Counsel or the indemnification  referred to in this sentence,  an "Adverse  REMIC Event") unless the Master  Servicer or the REMIC
Administrator,  as  applicable,  has  received an Opinion of Counsel  (at the expense of the party  seeking to take such action or, if such party fails to pay such expense,  and the Master  Servicer or the REMIC  Administrator,  as
applicable,   determines   that  taking  such  action  is  in  the  best   interest  of  the  Trust  Fund  and  the
Certificateholders,  at the expense of the Trust Fund, but in no event at the expense of the Master  Servicer,  the
REMIC  Administrator  or the  Trustee) to the effect that the  contemplated  action will not,  with  respect to the
Trust Fund created  hereunder,  endanger such status or, unless the Master Servicer or the REMIC  Administrator  or both, as applicable,  determine in its or their sole  discretion to indemnify the Trust Fund against the imposition of such a tax,  result in the imposition of such a tax.  Wherever in this  Agreement a contemplated  action may not be taken  because the timing of such action might result in the  imposition of a tax on the Trust Fund, or may only be taken  pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund,  such action may  nonetheless  be taken  provided that the indemnity  given in the preceding  sentence with respect to any taxes that  might be imposed  on the Trust  Fund has been  given and that all other  preconditions  to the taking of such action have been  satisfied.  The  Trustee  shall not take or fail to take any action  (whether  or not  authorized hereunder) as to which the Master  Servicer or the REMIC  Administrator,  as applicable,  has advised it in writing that it has  received an Opinion of Counsel to the effect that an Adverse  REMIC Event could occur with  respect to such action or  inaction,  as the case may be. In  addition,  prior to taking any action with  respect to the Trust
Fund or its assets,  or causing  the Trust Fund to take any  action,  which is not  expressly  permitted  under the terms of this  Agreement,  the  Trustee  shall  consult  with the Master  Servicer or the REMIC  Administrator,  as applicable,  or its  designee,  in writing,  with respect to whether such action could cause an Adverse REMIC Event to occur with  respect to the Trust Fund and the Trustee  shall not take any such action or cause the Trust Fund to take any such action as to which the Master Servicer or the REMIC Administrator,  as applicable,  has advised it in writing that an Adverse REMIC Event could occur.  The Master  Servicer or the REMIC  Administrator,  as applicable, may consult with counsel to make such written  advice,  and the cost of same shall be borne by the party seeking to take the action not expressly  permitted by this  Agreement,  but in no event at the expense of the Master Servicer or the REMIC  Administrator.  At all  times as may be  required  by the  Code,  the  Master  Servicer  or the REMIC
Administrator,  as applicable,  will to the extent within its control and the scope of its duties more specifically set forth herein,  maintain  substantially  all of the assets of the REMIC as  "qualified  mortgages" as defined in
Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g)      In the event  that any tax is imposed on  "prohibited  transactions"  of any REMIC  created  hereunder  as defined in  Section 860F(a)(2)  of the Code, on "net income from  foreclosure  property" of any REMIC as defined in
Section 860G(c) of  the Code,  on any  contributions  to any REMIC  after the  Startup  Date  therefor  pursuant to
Section 860G(d) of  the Code, or any other tax imposed by the Code or any  applicable  provisions of state or local tax laws,  such tax shall be  charged  (i) to  the Master  Servicer,  if such tax  arises out of or results  from a breach by the Master  Servicer in its role as Master  Servicer  or REMIC  Administrator  of any of its  obligations under this  Agreement or the Master  Servicer has in its sole  discretion  determined  to indemnify  the Trust Fund against  such tax,  (ii) to the  Trustee,  if such tax arises out of or results from a breach by the Trustee of any of its obligations  under this Article X,  or  (iii) otherwise  against amounts on deposit in the Custodial Account as provided by Section 3.10  and on the Distribution  Date(s)  following such  reimbursement  the aggregate of such taxes shall be allocated in reduction of the Accrued  Certificate  Interest on each Class  entitled  thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h)      The Master  Servicer  shall,  for federal income tax purposes,  maintain books and records with respect to each REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i)      Following the Startup  Date,  neither the Master  Servicer nor the Trustee shall accept any  contributions of assets to any REMIC  unless  (subject  to  Section 10.01(f))  the Master  Servicer  and the  Trustee  shall have received an Opinion of Counsel (at the expense of the party seeking to make such  contribution)  to the effect that the  inclusion  of such  assets in any REMIC  will not cause any REMIC  created  hereunder  to fail to qualify as a
REMIC at any time that any  Certificates  are  outstanding  or  subject  any such  REMIC to any tax under the REMIC
Provisions or other applicable provisions of federal, state and local law or ordinances.

(j)      Neither  the  Master  Servicer  nor the  Trustee  shall  (subject  to  Section 10.01(f))  enter  into  any arrangement by which any REMIC created  hereunder will receive a fee or other  compensation for services nor permit any REMIC  created  hereunder  to receive any income from assets  other than  "qualified  mortgages"  as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k)      Solely for the purposes of  Section 1.860G-1(a)(4)(iii) of  the Treasury Regulations, the "latest possible maturity  date" by which the principal  balance of each regular  interest in each REMIC would be reduced to zero is
September  25, 2037,  which is the  Distribution  Date in the month  following  the last  scheduled  payment on any
Mortgage Loan.

(l)      Within 30 days after the Closing Date,  the REMIC  Administrator  shall prepare and file with the Internal
Revenue Service Form 8811,  "Information  Return for Real Estate Mortgage  Investment  Conduits (REMIC) and Issuers
of Collateralized Debt Obligations" for the Trust Fund.

(m)      Neither the Trustee nor the Master  Servicer shall sell,  dispose of or substitute for any of the Mortgage
Loans (except in connection with (i) the  default,  imminent  default or foreclosure of a Mortgage Loan,  including but not limited to, the  acquisition or sale of a Mortgaged  Property  acquired by any REMIC pursuant to Article IX of this  Agreement  or (ii) a  purchase of Mortgage  Loans  pursuant to  Article II  or III of this  Agreement)  or acquire  any  assets  for any  REMIC  or  sell or  dispose  of any  investments  in the  Custodial  Account  or the
Certificate  Account  for gain,  or accept any  contributions  to any REMIC  after the  Closing  Date unless it has received  an Opinion of Counsel  that such sale,  disposition,  substitution  or  acquisition  will not  (a) affect adversely the status of any REMIC created  hereunder as a REMIC or (b) unless  the Master  Servicer has  determined in its sole  discretion  to indemnify  the Trust Fund  against such tax,  cause any REMIC to be subject to a tax on
"prohibited  transactions"  or  "contributions"  pursuant  to the REMIC  Provisions.  The  Trustee  shall treat the
Mortgage  Insurance  Premium  Taxes  Reserve  Fund as an  outside  reserve  fund  within the  meaning  of  Treasury
Regulation 1.860G-2(h).

Section 10.02.    Master Servicer, REMIC Administrator and Trustee Indemnification.

(a)      The Trustee  agrees to indemnify the Trust Fund,  the Depositor,  the REMIC  Administrator  and the Master
Servicer for any taxes and costs  including,  without  limitation,  any  reasonable  attorneys'  fees imposed on or incurred  by the Trust  Fund,  the  Depositor  or the  Master  Servicer,  as a result of a breach of the  Trustee's covenants set forth in  Article VIII  or this  Article X.  In the event that  Residential  Funding is no longer the
Master  Servicer,  the Trustee  shall  indemnify  Residential  Funding for any taxes and costs  including,  without limitation,  any reasonable  attorneys' fees imposed on or incurred by Residential  Funding as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b)      The REMIC  Administrator  agrees to indemnify the Trust Fund, the Depositor,  the Master  Servicer and the
Trustee for any taxes and costs  (including,  without  limitation,  any reasonable  attorneys'  fees) imposed on or incurred by the Trust Fund,  the  Depositor,  the Master  Servicer or the  Trustee,  as a result of a breach of the
REMIC  Administrator's  covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without  limitation,  any penalties  arising from the Trustee's  execution of Tax Returns prepared by the
REMIC Administrator that contain errors or omissions;  provided,  however,  that such liability will not be imposed to the extent such breach is a result of an error or omission in  information  provided to the REMIC  Administrator by the Master Servicer in which case Section 10.02(c) will apply.

(c)      The Master Servicer  agrees to indemnify the Trust Fund, the Depositor,  the REMIC  Administrator  and the
Trustee for any taxes and costs  (including,  without  limitation,  any reasonable  attorneys'  fees) imposed on or incurred by the Trust Fund, the Depositor,  the REMIC  Administrator or the Trustee, as a result of a breach of the
Master  Servicer's  covenants set forth in this  Article X or in  Article III  with respect to compliance  with the
REMIC Provisions,  including without limitation,  any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

ARTICLE XI

                                             MISCELLANEOUS PROVISIONS

Section 11.01.    Amendment.

(a)      This Agreement or any Custodial  Agreement may be amended from time to time by the  Depositor,  the Master
Servicer and the Trustee,  without the consent of any of the  Certificateholders  (but with the consent of the Swap
Counterparty if the amendment is with respect to Section 4.10,  Section  4.02(c)(xviii),  section  4.09(c)(viii) or
Section 11.10):

(i)      to cure any ambiguity,

(ii)     to correct or  supplement  any  provisions  herein or therein,  which may be  inconsistent  with any other provisions herein or therein or to correct any error,

(iii)    to modify,  eliminate  or add to any of its  provisions  to such extent as shall be necessary or desirable to  maintain  the  qualification  of any  REMIC  created  hereunder  as a  REMIC  at all  times  that  any
         Certificate  is  outstanding  or to avoid or minimize the risk of the  imposition  of any tax on the Trust
         Fund  pursuant to the Code that would be a claim  against the Trust  Fund,  provided  that the Trustee has received an Opinion of Counsel to the effect that  (A) such  action is  necessary or desirable to maintain such  qualification  or to  avoid or  minimize  the risk of the  imposition  of any such tax and  (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv)     to change the timing and/or nature of deposits into the Custodial  Account or the  Certificate  Account or to change the name in which the  Custodial  Account  is  maintained,  provided  that  (A) the  Certificate
         Account  Deposit  Date shall in no event be later than the  related  Distribution  Date,  (B) such  change shall not, as evidenced by an Opinion of Counsel,  adversely  affect in any material respect the interests of any  Certificateholder  and (C) such  change shall not result in a reduction of the rating  assigned to any Class of  Certificates  below the lower of the  then-current  rating or the  rating  assigned  to such
         Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

(v)      to  modify,  eliminate  or add  to the  provisions  of  Section 5.02(f)  or  any  other  provision  hereof restricting  transfer of the Class R  Certificates  by virtue of their being the  "residual  interests" in the Trust Fund provided that (A) such  change shall not result in reduction of the rating  assigned to any such Class of  Certificates  below the lower of the  then-current  rating or the rating  assigned  to such
         Certificates  as of the Closing  Date,  as evidenced  by a letter from each Rating  Agency to such effect, and  (B) such  change  shall not,  as  evidenced  by an Opinion  of Counsel  (at the  expense of the party seeking  so to  modify,  eliminate  or  add  such  provisions),  cause  the  Trust  Fund  or  any  of  the
         Certificateholders  (other than the  transferor)  to be subject to a federal tax caused by a transfer to a
         Person that is not a Permitted Transferee, or

(vi)     to make any other  provisions  with respect to matters or questions  arising under this  Agreement or such
         Custodial  Agreement  which shall not be materially  inconsistent  with the provisions of this  Agreement, provided  that such action  shall not, as  evidenced  by an Opinion of  Counsel,  adversely  affect in any material respect the interests of any Certificateholder.

(b)      This  Agreement or any  Custodial  Agreement may also be amended from time to time by the  Depositor,  the
Master Servicer,  the Trustee and the Holders of Certificates  evidencing in the aggregate not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  with a  Certificate  Principal  Balance  greater  than zero affected  thereby for the purpose of adding any provisions to or changing in any manner or  eliminating  any of the provisions of this  Agreement or such  Custodial  Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i)      reduce  in any  manner  the  amount  of,  or delay the  timing  of,  payments  which  are  required  to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii)     adversely  affect in any material  respect the interest of the Holders of  Certificates  of any Class in a manner other than as  described in  clause (i) hereof  without the consent of Holders of  Certificates  of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66%, or

(iii)    reduce  the  aforesaid  percentage  of  Certificates  of any Class the  Holders of which are  required  to consent to any such  amendment,  in any such case  without the consent of the Holders of all  Certificates of such Class then outstanding.

(c)      Notwithstanding  any contrary provision of this Agreement,  the Trustee shall not consent to any amendment to this  Agreement  unless it shall have first  received an Opinion of Counsel (at the expense of the party seeking such  amendment) to the effect that such  amendment is permitted  under this  Agreement and that such  amendment or the exercise of any power granted to the Master  Servicer,  the  Depositor or the Trustee in  accordance  with such amendment  will not  result in the  imposition  of a  federal  tax on the  Trust  Fund or cause  any REMIC  created hereunder  to fail to qualify as a REMIC at any time that any  Certificate  is  outstanding.  The  Trustee  may but shall not be obligated to enter into any amendment  pursuant to this  Section that  affects its rights,  duties and immunities and this Agreement or otherwise; provided however, such consent shall not be unreasonably withheld.

(d)      Promptly after the execution of any such amendment the Trustee shall furnish  written  notification of the
substance  of  such  amendment  to  each  Certificateholder.   It  shall  not  be  necessary  for  the  consent  of
Certificateholders  under this  Section 11.01  to approve the  particular  form of any proposed  amendment,  but it shall be sufficient if such consent shall  approve the  substance  thereof.  The manner of obtaining  such consents and of  evidencing  the  authorization  of the  execution  thereof by  Certificateholders  shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)      The  Depositor  shall have the option,  in its sole  discretion,  to obtain and deliver to the Trustee any corporate guaranty,  payment  obligation,  irrevocable letter of credit,  surety bond,  insurance policy or similar instrument or a reserve fund, or any  combination  of the  foregoing,  for the purpose of protecting the Holders of the Class R  Certificates  against any or all Realized  Losses or other  shortfalls.  Any such  instrument  or fund shall be held by the Trustee for the benefit of the Class R  Certificateholders,  but shall not be and shall not be deemed to be under any  circumstances  included  in any  REMIC.  To the  extent  that any such  instrument  or fund constitutes  a reserve  fund for federal  income tax  purposes,  (i) any  reserve fund so  established  shall be an outside  reserve fund and not an asset of such REMIC,  (ii) any such reserve fund shall be owned by the  Depositor, and  (iii) amounts  transferred  by such REMIC to any such reserve fund shall be treated as amounts  distributed by such REMIC to the Depositor or any successor,  all within the meaning of Treasury regulations  Section 1.860G-2(h).
In connection  with the provision of any such  instrument or fund,  this Agreement and any provision  hereof may be modified,  added to,  deleted or otherwise  amended in any manner that is related or incidental to such  instrument or fund or the establishment or administration  thereof,  such amendment to be made by written instrument  executed or consented to by the  Depositor  and such related  insurer but without the consent of any  Certificateholder  and without the consent of the Master  Servicer or the Trustee being required  unless any such  amendment  would impose any additional  obligation on, or otherwise  adversely affect the interests of the  Certificateholders,  the Master
Servicer or the Trustee,  as applicable;  provided that the Depositor obtains an Opinion of Counsel (which need not be an opinion of Independent  counsel) to the effect that any such amendment will not cause (a) any  federal tax to be imposed on the Trust Fund,  including without limitation,  any federal tax imposed on "prohibited  transactions"
under  Section 860F(a)(1) of the Code or on "contributions after the startup date" under  Section 860G(d)(1) of the
Code and  (b) any  REMIC  created  hereunder  to fail to  qualify  as a REMIC at any time that any  Certificate  is outstanding.  In the event that the  Depositor  elects to provide such  coverage in the form of a limited  guaranty provided by General  Motors  Acceptance  Corporation,  the Depositor  may elect that the text of such  amendment to this  Agreement  shall be  substantially  in the form  attached  hereto as  Exhibit L  (in which  case  Residential
Funding's Subordinate  Certificate Loss Obligation as described in such exhibit shall be established by Residential
Funding's  consent to such  amendment) and that the limited  guaranty shall be executed in the form attached hereto as  Exhibit M,  with such changes as the  Depositor  shall deem to be  appropriate;  it being  understood  that the
Trustee has reviewed and approved the content of such forms and that the  Trustee's  consent or approval to the use thereof is not required.

Section 11.02.    Recordation of Agreement; Counterparts.

(a)      To the extent  permitted by applicable  law, this Agreement is subject to  recordation in all  appropriate public  offices for real property  records in all the counties or other  comparable  jurisdictions  in which any or all of the properties  subject to the Mortgages are situated,  and in any other appropriate public recording office or  elsewhere,  such  recordation  to be effected by the Master  Servicer  and at its expense on  direction  by the
Trustee  (pursuant to the request of the Holders of  Certificates  entitled to at least 25% of the Voting  Rights), but only upon  direction  accompanied by an Opinion of Counsel to the effect that such  recordation  materially and beneficially affects the interests of the Certificateholders.

(b)      For the purpose of  facilitating  the  recordation  of this  Agreement  as herein  provided  and for other purposes, this Agreement may be executed  simultaneously in any number of counterparts,  each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03.    Limitation on Rights of Certificateholders.

(a)      The death or  incapacity of any  Certificateholder  shall not operate to terminate  this  Agreement or the
Trust Fund, nor entitle such  Certificateholder's  legal representatives or heirs to claim an accounting or to take any action or  proceeding in any court for a partition or winding up of the Trust Fund,  nor  otherwise  affect the rights, obligations and liabilities of any of the parties hereto.

(b)      No  Certificateholder  shall have any right to vote (except as expressly provided herein) or in any manner otherwise  control the operation and management of the Trust Fund, or the  obligations of the parties  hereto,  nor shall anything  herein set forth, or contained in the terms of the  Certificates,  be construed so as to constitute
the   Certificateholders   from  time  to  time  as  partners  or  members  of  an   association;   nor  shall  any
Certificateholder  be under any  liability to any third person by reason of any action taken by the parties to this
Agreement pursuant to any provision hereof.

(c)      No  Certificateholder  shall have any right by virtue of any provision of this  Agreement to institute any suit,  action or  proceeding  in equity or at law upon or under or with  respect  to this  Agreement,  unless  such
Holder  previously shall have given to the Trustee a written notice of default and of the continuance  thereof,  as hereinbefore  provided,  and unless also the Holders of Certificates  of any Class  evidencing in the aggregate not less than 25% of the related  Percentage  Interests of such Class, shall have made written request upon the Trustee to institute  such action,  suit or proceeding  in its own name as Trustee  hereunder and shall have offered to the
Trustee such  reasonable  indemnity as it may require  against the costs,  expenses and  liabilities to be incurred therein or thereby,  and the Trustee for 60 days after its receipt of such notice,  request and offer of indemnity, shall have  neglected  or refused  to  institute  any such  action,  suit or  proceeding  it being  understood  and intended,  and being expressly  covenanted by each  Certificateholder  with every other  Certificateholder  and the
Trustee,  that no one or more Holders of  Certificates  of any Class shall have any right in any manner whatever by virtue of any  provision of this  Agreement to affect,  disturb or prejudice the rights of the Holders of any other of such  Certificates  of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder,  or to enforce any right under this  Agreement,  except in the manner herein provided and for the common benefit of  Certificateholders  of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this  Section 11.03,  each and every  Certificateholder  and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04.    Governing Law.

         This  agreement and the  Certificates  shall be governed by and  construed in accordance  with the laws of the State of New York and the  obligations,  rights and remedies of the parties  hereunder  shall be  determined in accordance with such laws,  without regard to the conflict of laws principles  thereof,  other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.

Section 11.05.    Notices.

         All  demands  and  notices  hereunder  shall be in writing  and shall be deemed to have been duly given if personally  delivered at or mailed by registered  mail,  postage  prepaid  (except for notices to the Trustee which shall be deemed to have been duly given only when received),  to (a) in the case of the Depositor,  8400 Normandale
Lake Boulevard,  Suite 250,  Minneapolis,  Minnesota 55437,  Attention:  President (RAMP), or such other address as may hereafter be furnished to the Master  Servicer and the Trustee in writing by the Depositor;  (b) in the case of the Master Servicer, 2255 North Ontario Street, Burbank, California 91504-3120,  Attention: Bond  Administration or
such other  address as may be  hereafter  furnished  to the  Depositor  and the  Trustee by the Master  Servicer in
writing;  (c) in the case of the Trustee,  Global Securities and Trust Services, 135 S. LaSalle Street, Suite 1511,
Chicago,  IL 60603,  Attention:  Structured  Finance/RAAC Series 2007-SP3 or such other address as may hereafter be furnished  to the  Depositor  and the Master  Servicer  in writing by the  Trustee;  (d) in the case of  Standard &
Poor's, 55 Water Street, New York, New York 10041 Attention:  Mortgage Surveillance or such other address as may be hereafter  furnished  to the  Depositor,  Trustee  and Master  Servicer  by  Standard & Poor's;  (e) in the case of
Moody's, 99 Church Street, New York, New York 10007,  Attention:  ABS Monitoring Department,  or such other address as may be hereafter  furnished to the  Depositor,  the Trustee and the Master  Servicer in writing by Moody's;  and
(f) in the case of the Mortgage  Insurance Policy  Provider,  Mortgage  Guaranty  Insurance  Corporation,  270 East
Kilbourne  Avenue  Milwaukee,  Wisconsin 53202,  Attention:  Consumer  Asset-Backed  Securities Group or such other address as may be  hereafter  furnished  to the  Depositor,  the Trustee and the Master  Servicer in writing by the
Mortgage  Insurance Policy Provider;  and (h) in the case of the Mortgage Insurance  Co-Trustee,  J.P. Morgan Trust
Company,  National  Association,  101 California Street, Suite 3800, San Francisco,  CA 94111 or such other address as may be  hereafter  furnished  to the  Depositor,  the Trustee,  the Master  Servicer and the Mortgage  Insurance
Policy Provider in writing by the Mortgage Insurance  Co-Trustee.  Any notice required or permitted to be mailed to a  Certificateholder  shall be given by first class mail,  postage prepaid,  at the address of such holder as shown in the  Certificate  Register.  Any  notice  so  mailed  within  the time  prescribed  in this  Agreement  shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06.    Notices to Rating Agencies.

         The Depositor,  the Master Servicer or the Trustee, as applicable,  (a) shall notify each Rating Agency at such time as it is otherwise  required  pursuant to this  Agreement to give notice of the occurrence of, any of the events  described in clause (a),  (b), (c), (d), (g), (h),  (i) or (j) below,  (b) shall  notify the Subservicer at such time as it is otherwise  required  pursuant to this  Agreement to give notice of the  occurrence of any of the events described in clause (a),  (b), (c)(1),  (g)(1) or (i) below,  or (c) provide a copy to each Rating Agency at such time as otherwise  required to be delivered  pursuant to this Agreement of any of the statements  described in clauses (e) and (f) below:

(a)      a material change or amendment to this Agreement,

(b)      the occurrence of an Event of Default,

(c)      (1) the  termination or appointment of a successor  Master  Servicer or (2) the termination or appointment of a successor Trustee or a change in the majority ownership of the Trustee,

(d)      the filing of any claim under the Master  Servicer's  blanket  fidelity  bond and the errors and omissions insurance  policy  required by  Section 3.12  or the  cancellation  or  modification of coverage under 152 any such instrument,

(e)      the  statement  required  to be  delivered  to the  Holders  of each  Class of  Certificates  pursuant  to
Section 4.03,

(f)      the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)      (1) a change in the location of the Custodial  Account or (2) a change in the location of the  Certificate
Account,

(h)      the  occurrence of any monthly cash flow shortfall to the Holders of any Class of  Certificates  resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)      the occurrence of the Final Distribution Date and

(j)      the repurchase of or substitution for any Mortgage Loan,

provided,  however,  that with respect to notice of the occurrence of the events  described in clauses (d),  (g) or
(h) above,  the Master  Servicer shall provide  prompt written notice to each Rating Agency and the  Subservicer of any such event known to the Master Servicer.

Section 11.07.    Severability of Provisions.

         If any one or more of the covenants,  agreements,  provisions or terms of this Agreement  shall be for any reason  whatsoever held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed  severable from the remaining  covenants,  agreements,  provisions  or terms of this  Agreement and shall in no way affect the validity or  enforceability  of the other  provisions of this Agreement or of the Certificates or the rights of the
Holders thereof.

Section 11.08.    Supplemental Provisions for Resecuritization.

(a)      This  Agreement  may  be  supplemented  by  means  of  the  addition  of  a  separate  Article  hereto  (a
"Supplemental  Article") for the purpose of  resecuritizing  any of the Certificates  issued  hereunder,  under the following  circumstances.  With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class,  as to which the Depositor or any of its  Affiliates  (or any designee  thereof) is the  registered
Holder (the  "Resecuritized  Certificates"),  the Depositor may deposit such Resecuritized  Certificates into a new
REMIC, grantor trust or custodial  arrangement (a "Restructuring  Vehicle") to be held by the Trustee pursuant to a
Supplemental  Article.  The instrument adopting such Supplemental  Article shall be executed by the Depositor,  the
Master  Servicer and the Trustee;  provided,  that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective  interests would not be materially  adversely  affected thereby.  To the extent that the terms of the  Supplemental  Article do not in any way affect any provisions of this Agreement as to any of the Certificates  initially  issued  hereunder,  the adoption of the  Supplemental  Article shall not constitute an
"amendment" of this Agreement.  Each Supplemental  Article shall set forth all necessary provisions relating to the holding of the  Resecuritized  Certificates by the Trustee,  the establishment of the  Restructuring  Vehicle,  the issuing of various  classes of new  certificates  by the  Restructuring  Vehicle and the  distributions  to be made thereon,  and any other  provisions  necessary  to the  purposes  thereof.  In  connection  with each  Supplemental
Article,  the  Depositor  shall  deliver  to the  Trustee  an  Opinion  of  Counsel  to  the  effect  that  (i) the
Restructuring  Vehicle will qualify as a REMIC,  grantor  trust or other entity not subject to taxation for federal income tax  purposes and (ii) the  adoption of the  Supplemental  Article will not endanger the status of any REMIC created  hereunder as a REMIC or result in the  imposition of a tax upon the Trust Fund  (including but not limited to the tax on prohibited  transaction as defined in  Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code.

Section 11.09.    [Reserved].

Section 11.10.    Third Party Beneficiaries.

         The Swap Counterparty is an express third party beneficiary of the Agreement, and shall have the right to enforce the related provisions of the Agreement as if it were a party hereto.

ARTICLE XII
                                           COMPLIANCE WITH REGULATION AB

Section 12.01.    Intent of Parties; Reasonableness.

                  The  Depositor,  the Trustee and the Master  Servicer  acknowledge  and agree that the purpose of this Article XII is to  facilitate  compliance by the  Depositor  with the  provisions of Regulation AB and related rules and  regulations  of the  Commission.  The  Depositor  shall not  exercise  its right to request  delivery of information  or other  performance  under these  provisions  other than in good faith,  or for purposes  other than compliance  with the Securities  Act, the Exchange Act and the rules and  regulations  of the Commission  under the
Securities  Act  and  the  Exchange  Act.  Each  of  the  Master  Servicer  and  the  Trustee   acknowledges   that
interpretations  of the  requirements of Regulation AB may change over time,  whether due to interpretive  guidance provided by the Commission or its staff,  consensus among participants in the  mortgage-backed  securities markets, advice of  counsel,  or  otherwise,  and agrees to comply with  requests  made by the  Depositor  in good faith for delivery of  information  under these  provisions on the basis of evolving  interpretations  of Regulation AB. Each of the Master  Servicer and the Trustee shall  cooperate  reasonably with the Depositor to deliver to the Depositor
(including  any of its  assignees or  designees),  any and all  disclosure,  statements,  reports,  certifications, records and any other  information  necessary  in the  reasonable,  good faith  determination  of the  Depositor to permit the Depositor to comply with the provisions of Regulation AB.

Section 12.02.    Additional Representations and Warranties of the Trustee.

                  (a)      The Trustee  shall be deemed to  represent  to the  Depositor as of the Closing Date and on each date on which  information  is provided to the  Depositor  under  Sections  12.01,  12.02(b) or 12.03 that, except as  disclosed  in writing to the  Depositor  prior to such  date:  (i) it is not aware and has not  received notice that any default,  early  amortization or other  performance  triggering  event has occurred as to any other
Securitization  Transaction  due to any  default  of the  Trustee;  (ii)  there  are no  aspects  of its  financial condition that could have a material  adverse  effect on the  performance  by it of its trustee  obligations  under this Agreement or any other Securitization  Transaction as to which it is the trustee;  (iii) there are no material legal or  governmental  proceedings  pending  (or known to be  contemplated)  against it that would be  material to
Certificateholders;  (iv) there are no  relationships  or transactions  relating to the Trustee with respect to the
Depositor or any sponsor,  issuing entity,  servicer,  trustee,  originator,  significant  obligor,  enhancement or support  provider or other  material  transaction  party (as such terms are used in Regulation  AB) relating to the
Securitization  Transaction  contemplated  by the  Agreement,  as  identified  by the  Depositor  to the Trustee in writing as of the Closing Date (each,  a "Transaction  Party") that are outside the ordinary  course of business or on terms other than would be obtained in an arm's  length  transaction  with an unrelated  third party,  apart from the  Securitization  Transaction,  and that are material to the investors'  understanding of the Certificates;  and
(v) the Trustee is not an  affiliate  of any  Transaction  Party.  The  Depositor  shall  notify the Trustee of any change in the identity of a Transaction Party after the Closing Date.

                  (b)      If so requested by the Depositor on any date  following  the Closing  Date,  the Trustee shall,  within five Business Days  following such request,  confirm in writing the accuracy of the  representations and  warranties  set forth in  paragraph  (a) of this  Section or, if any such  representation  and warranty is not accurate as of the date of such  confirmation,  provide the pertinent  facts,  in writing,  to the  Depositor.  Any such request from the  Depositor  shall not be given more than once each  calendar  quarter,  unless the  Depositor shall have a  reasonable  basis for a  determination  that any of the  representations  and  warranties  may not be accurate.

Section 12.03.    Information to be Provided by the Trustee.

                  For so long as the Certificates  are  outstanding,  for the purpose of satisfying the Depositor's reporting  obligation under the Exchange Act with respect to any Class of  Certificates,  the Trustee shall provide to the Depositor a written  description  of (a) any  litigation or  governmental  proceedings  pending  against the
Trustee as of the last day of each  calendar  month  that  would be  material  to  Certificateholders,  and (b) any affiliations  or  relationships  (as  described in Item 1119 of Regulation  AB) that develop  following the Closing
Date between the Trustee and any  Transaction  Party of the type described in Section  12.02(a)(iv)  or 12.02(a)(v)
as of the last day of each calendar  year. Any  descriptions  required with respect to legal  proceedings,  as well as  updates  to  previously  provided  descriptions,  under this  Section  12.03  shall be given no later than five
Business  Days prior to the  Determination  Date  following the month in which the relevant  event occurs,  and any notices  and  descriptions  required  with  respect to  affiliations,  as well as updates  to  previously  provided descriptions,  under this Section 12.03 shall be given no later than January 31 of the calendar year  following the year in which the relevant  event  occurs.  As of the date the  Depositor or Master  Servicer  files each Report on
Form 10-D and Report on Form 10-K with respect to the  Certificates,  the Trustee will be deemed to represent  that any  information  previously  provided under this Article XII is materially  correct and does not have any material omissions  unless the Trustee has provided an update to such  information.  The Depositor will allow the Trustee to review any disclosure  relating to material  litigation  against the Trustee prior to filing such  disclosure  with the Commission to the extent the Depositor changes the information provided by the Trustee.

Section 12.04.    Report on Assessment of Compliance and Attestation.

                  On or before March 15 of each calendar year, the Trustee shall:

(a)      deliver to the  Depositor  a report  (in form and  substance  reasonably  satisfactory  to the  Depositor)
regarding the Trustee's  assessment of compliance  with the applicable  Servicing  Criteria  during the immediately preceding  calendar  year,  as  required  under  Rules  13a-18  and  15d-18  of the  Exchange  Act and Item 1122 of
Regulation  AB.  Such  report  shall be  addressed  to the  Depositor  and signed by an  authorized  officer of the
Trustee, and shall address each of the Servicing Criteria specified on Exhibit V hereto; and

(b)      deliver to the Depositor a report of a registered  public  accounting  firm  reasonably  acceptable to the
Depositor  that  attests  to, and reports  on, the  assessment  of  compliance  made by the  Trustee and  delivered pursuant to the preceding  paragraph.  Such  attestation  shall be in accordance with Rules  1-02(a)(3) and 2-02(g)
of Regulation S-X under the Securities Act and the Exchange Act.

Section 12.05.    Indemnification; Remedies.

(a)      The Trustee shall indemnify the Depositor,  each affiliate of the Depositor,  the Master Servicer and each broker dealer acting as underwriter,  placement agent or Initial  Purchaser of the  Certificates or each Person who controls  any of such  parties  (within  the  meaning  of Section 15 of the  Securities  Act and  Section 20 of the
Exchange  Act) and the  respective  present and former  directors,  officers,  employees  and agents of each of the foregoing,  and  shall  hold  each of them  harmless  from and  against  any  losses,  damages,  penalties,  fines, forfeitures,  legal fees and expenses and related  costs,  judgments,  and any other costs,  fees and expenses that any of them may sustain arising out of or based upon:

                           (i)(A)   any untrue  statement of a material  fact  contained or alleged to be contained in any information,  report, certification,  accountants' attestation or other material provided under this Article
XII by or on behalf of the  Trustee  (collectively,  the  "Trustee  Information"),  or (B) the  omission or alleged omission to state in the Trustee  Information a material fact required to be stated in the Trustee  Information  or necessary in order to make the statements  therein,  in the light of the circumstances  under which they were made, not misleading;  provided, by way of clarification,  that clause (B) of this paragraph shall be construed solely by reference to the Trustee  Information  and not to any other  information  communicated in connection with a sale or purchase of  securities,  without  regard to whether the Trustee  Information  or any portion  thereof is presented together with or separately from such other information; or

                           (ii)     any failure by the Trustee to deliver any information,  report,  certification, or other  material when and as required  under this Article XII, other than a failure by the Trustee to deliver the accountants' attestation;

(b)      In the case of any  failure of  performance  described  in clause  (ii) of Section  12.05(a),  the Trustee shall (i) promptly  reimburse the Depositor for all costs  reasonably  incurred by the Depositor in order to obtain the information,  report,  certification,  accountants'  attestation or other material not delivered as required by the Trustee and (ii) cooperate with the Depositor to mitigate any damages that may result from such failure.

(c)      The Depositor and the Master Servicer shall  indemnify the Trustee,  each affiliate of the Trustee or each
Person who  controls  the Trustee  (within the  meaning of Section 15 of the  Securities  Act and Section 20 of the
Exchange Act),  and the respective  present and former  directors,  officers,  employees and agents of the Trustee, and shall hold each of them harmless from and against any losses, damages,  penalties,  fines,  forfeitures,  legal fees and expenses  and related  costs,  judgments,  and any other  costs,  fees and  expenses  that any of them may sustain  arising  out of or based  upon (i) any untrue  statement  of a material  fact  contained  or alleged to be contained in any  information  provided  under this  Agreement by or on behalf of the Depositor or Master  Servicer for inclusion in any report filed with Commission  under the Exchange Act  (collectively,  the "RFC  Information"), or (ii) the omission or alleged  omission to state in the RFC  Information a material fact required to be stated in the RFC Information or necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading;  provided, by way of clarification,  that clause (ii) of this paragraph shall be  construed  solely  by  reference  to the RFC  Information  and not to any  other  information  communicated  in connection  with a sale or purchase of  securities,  without  regard to whether the RFC  Information or any portion thereof is presented together with or separately from such other information.

                                             [SIGNATURE PAGE FOLLOWS]

9142582 07116303                                                                    Pooling and Servicing Agreement
                                                                                               RAAC Series 2007-SP3
         IN WITNESS  WHEREOF,  the  Depositor,  the Master  Servicer  and the Trustee have caused their names to be signed hereto by their respective  officers  thereunto duly authorized and their respective  seals,  duly attested, to be hereunto affixed, all as of the day and year first above written.

[Seal]                                                          RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

Attest:  /s/ Jeffrey Blaschko                                  By:       /s/ Tim Jacobson
Name:    Jeffrey Blaschko                                      Name:     Tim Jacobson
Title:   Vice President                                        Title:    Vice President

         [Seal]                                                RESIDENTIAL FUNDING COMPANY, LLC

Attest:  /s/ Tim Jacobson                                      By:       /s/ Jeffrey Blaschko
Name:    Tim Jacobson                                          Name:     Jeffrey Blaschko
Title:   Associate                                             Title:    Associate

         [Seal]                                                LASALLE BANK NATIONAL ASSOCIATION
                                                               as Trustee and Supplemental Interest Trust Trustee

Attest: /s/ John Chozen                                        By:       /s/ Susan L. Feld
Name: John Chozen                                              Name:     Susan L. Feld
Title:   Trust Officer                                         Title:    Vice President

9142582 07116303                                                                    Pooling and Servicing Agreement
                                                                                               RAAC Series 2007-SP3
STATE OF MINNESOTA                      )
                                        ) ss.:
COUNTY OF HENNEPIN                      )

                  On the  _9th____  day of  ____October_______  2007  before  me, a notary  public  in and for said
State,  personally  appeared  Tim  Jacobson,  known to me to be a Vice  President  of  Residential  Asset  Mortgage
Products,  Inc.,  one of the  corporations  that  executed  the within  instrument,  and also known to me to be the person who executed it on behalf of said  corporation,  and acknowledged to me that such  corporation  executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                     Notary Public

                                                    /s/ Amy Sue Olson
[Notarial Seal]

STATE OF MINNESOTA                      )
                                        ) ss.:
COUNTY OF HENNEPIN                      )

                  On the  _____9th____ day of  ____October_______,  2007 before me, a notary public in and for said
State,  personally appeared Jeffrey Blaschko,  known to me to be an Associate of Residential Funding Company,  LLC,
one of the limited liability  companies that executed the within instrument,  and also known to me to be the person who executed it on behalf of said limited  liability  company,  and acknowledged to me that such limited  liability company executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                     Notary Public

                                                    /s/ Amy Sue Olson

[Notarial Seal]

STATE OF ILLINOIS
                                        ) ss.:
COUNTY OF COOK                          )

                  On the  ____9th_____ day of  __October_________,  2007 before me, a notary public in and for said
State,   personally   appeared   ______Susan   L.   Feld____________________,   known  to  me  to  be   _______Vice
President_______________________________  of LaSalle Bank National  Association,  a national  banking  association, that  executed  the within  instrument,  and also known to me to be the  person who  executed  it on behalf of said banking association and acknowledged to me that such banking association executed the within instrument.

                   IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                     Notary Public

                                                    Christine M. Orsi

[Notarial Seal]

                                                      EXHIBIT A

                                            FORM OF CLASS A CERTIFICATE

         SOLELY FOR U.S. FEDERAL  INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,  A
NEW YORK CORPORATION  ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT, AND ANY
CERTIFICATE  ISSUED IS  REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         [AS OF ANY DATE PRIOR TO THE  TERMINATION OF THE SWAP  AGREEMENT,  ANY TRANSFEREE OF A CLASS A CERTIFICATE
WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR HOLDING OF SUCH  CERTIFICATE  (OR ANY  INTEREST
HEREIN) THAT EITHER (A) SUCH  TRANSFEREE  IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE  PROHIBITED
TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974 AS AMENDED  ("ERISA"),  OR SECTION
4975 OF THE CODE (EACH, AN "ERISA PLAN"), OR ANY PERSON (INCLUDING,  WITHOUT  LIMITATION,  AN INVESTMENT MANAGER, A
NAMED  FIDUCIARY  OR A TRUSTEE  OF ANY  ERISA  PLAN) WHO IS USING  PLAN  ASSETS,  WITHIN  THE  MEANING  OF THE U.S.
DEPARTMENT OF LABOR  REGULATION  PROMULGATED AT 29 C.F.R.ss.2510.3-101,  AS MODIFIED BY SECTION 3(42) OF ERISA,  OF
ANY ERISA PLAN  (EACH,  AN "ERISA  PLAN  INVESTOR")  TO EFFECT  SUCH  ACQUISITION  OR (B) ITS  ACQUISITION  OF SUCH
CERTIFICATE  AND THE RIGHT TO RECEIVE  (AND ITS RECEIPT  OF)  PAYMENTS  FROM THE  SUPPLEMENTAL  INTEREST  TRUST ARE
ELIGIBLE FOR EXEMPTIVE  RELIEF  AVAILABLE UNDER AT LEAST ONE OF PROHIBITED  TRANSACTION  CLASS  EXEMPTION  ("PTCE")
84-14,  PTCE  90-1,  PTCE  91-38,  PTCE  95-60 OR PTCE  96-23  OR OTHER  APPLICABLE  EXEMPTION,  INCLUDING  SECTION
408(b)(17) OF ERISA.

         AS OF ANY DATE AFTER THE TERMINATION OF THE SWAP AGREEMENT,  ANY TRANSFEREE OF A CLASS A CERTIFICATE  WILL
BE DEEMED TO HAVE  REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF SUCH  CERTIFICATE  (OR ANY INTEREST  HEREIN)
THAT  EITHER (A) SUCH  TRANSFEREE  IS NOT AN ERISA  PLAN OR AN ERISA  PLAN  INVESTOR,  (B) IT HAS  ACQUIRED  AND IS
HOLDING SUCH CERTIFICATE IN RELIANCE ON U.S.  DEPARTMENT OF LABOR PROHIBITED  TRANSACTION  EXEMPTION ("PTE") 94-29,
59 FED. REG. 14674 (MARCH 29, 1994),  AS MOST RECENTLY  AMENDED BY PTE 2007-5,  72 FED. REG. 14674 (MARCH 20, 2007)
(THE "RFC  EXEMPTION"),  AND THAT IT UNDERSTANDS  THAT THERE ARE CERTAIN  CONDITIONS TO THE AVAILABILITY OF THE RFC
EXEMPTION  INCLUDING THAT SUCH  CERTIFICATE  MUST BE RATED,  AT THE TIME OF PURCHASE,  NOT LOWER THAN "AA-" (OR ITS
EQUIVALENT) BY STANDARD & POOR'S,  MOODY'S,  FITCH RATINGS, DBRS LIMITED OR DBRS, INC. OR (C) (I) THE TRANSFEREE IS
AN INSURANCE  COMPANY,  (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD SUCH CERTIFICATE (OR ANY INTEREST HEREIN)
IS AN  "INSURANCE  COMPANY  GENERAL  ACCOUNT" (AS DEFINED IN U.S.  DEPARTMENT  OF LABOR PTCE 95-60),  AND (III) THE
CONDITIONS  SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN  SATISFIED  (EACH  ENTITY THAT  SATISFIES  THIS
CLAUSE (C), A "COMPLYING INSURANCE COMPANY").

         IF THIS  CERTIFICATE  (OR ANY INTEREST  HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE  PROVISIONS OF THE
PRECEDING  TWO  PARAGRAPHS,  THEN THE LAST  PRECEDING  TRANSFEREE  THAT EITHER (A) IS NOT AN ERISA PLAN OR AN ERISA
PLAN INVESTOR,  (B) AFTER THE TERMINATION OF THE SWAP AGREEMENT,  ACQUIRED THIS  CERTIFICATE IN COMPLIANCE WITH THE
RFC EXEMPTION OR (C) IS A COMPLYING  INSURANCE  COMPANY SHALL BE RESTORED,  TO THE EXTENT  PERMITTED BY LAW, TO ALL
RIGHTS  AND  OBLIGATIONS  AS  CERTIFICATE  OWNER  THEREOF  RETROACTIVE  TO  THE  DATE  OF  SUCH  TRANSFER  OF  THIS
CERTIFICATE.  THE  TRUSTEE  SHALL  BE UNDER  NO  LIABILITY  TO ANY  PERSON  FOR  MAKING  ANY  PAYMENTS  DUE ON THIS
CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

         ANY  PURPORTED  CERTIFICATE  OWNER  WHOSE  ACQUISITION  OR HOLDING OF THIS  CERTIFICATE  (OR ANY  INTEREST
HEREIN) WAS EFFECTED IN VIOLATION OF THE  RESTRICTIONS  IN SECTION  5.02(e) OF THE POOLING AND SERVICING  AGREEMENT
SHALL  INDEMNIFY  AND HOLD  HARMLESS  THE  DEPOSITOR,  THE  TRUSTEE,  THE MASTER  SERVICER,  ANY  SUBSERVICER,  ANY
UNDERWRITER  AND THE TRUST FUND FROM AND AGAINST ANY AND ALL  LIABILITIES,  CLAIMS,  COSTS OR EXPENSES  INCURRED BY
SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.](1)

         [NO  TRANSFER  OF THIS  CERTIFICATE  (OR ANY  INTEREST  HEREIN)  MAY BE MADE  TO ANY  PERSON,  UNLESS  THE
TRANSFEREE  PROVIDES THE TRUSTEE,  THE DEPOSITOR AND THE MASTER SERVICER WITH EITHER (A) A  CERTIFICATION  PURSUANT
TO  SECTION 5.02(e)  OF THE  AGREEMENT  OR  (B) AN  OPINION  OF  COUNSEL  ACCEPTABLE  TO AND IN FORM AND  SUBSTANCE
SATISFACTORY TO THE MASTER  SERVICER,  THE DEPOSITOR AND THE TRUSTEE TO THE EFFECT THAT THE PURCHASE AND HOLDING OF
THIS  CERTIFICATE IS PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED
TRANSACTION UNDER  SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR
SECTION 4975  OF THE CODE (OR COMPARABLE  PROVISIONS OF ANY SUBSEQUENT  ENACTMENTS) AND WILL NOT SUBJECT THE MASTER
SERVICER,  THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY (INCLUDING  OBLIGATIONS OR LIABILITIES UNDER
ERISA OR  SECTION 4975  OF THE CODE) IN ADDITION TO THOSE  UNDERTAKEN  IN THE  AGREEMENT,  WHICH OPINION OF COUNSEL
SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE DEPOSITOR OR THE MASTER SERVICER.](2)

Certificate No. [____]                                     [____]% Adjustable Pass-Through Rate
Class [A-___] Senior                                       Percentage Interest: ____%
Date of Pooling and Servicing Agreement                    Aggregate Initial Certificate Principal Balance of the
and Cut-off Date:                                          Class [A-___] Certificates: $[_______]
September 1, 2007
First Distribution Date:                                   Initial Certificate Principal Balance of this
October 25, 2007                                           Certificate:
                                                           $[______________]
Master Servicer:
Residential Funding Company, LLC
Assumed Final Distribution Date:                           CUSIP
September 2037                                             [______________]

                                         MORTGAGE PASS-THROUGH CERTIFICATE
                                               RAAC SERIES 2007-SP3

                  evidencing a percentage interest in the distributions allocable to the Class
                  [A-___] Certificates with respect to a Trust Fund consisting primarily of a pool of one- to four-family first and second lien seasoned mortgage loans formed and sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential Asset Mortgage Products,  Inc., the Master Servicer,  the Trustee referred to below or GMAC Mortgage  Group,  LLC or any of their  affiliates.  Neither this  Certificate  nor the  underlying
Mortgage Loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by Residential  Asset
Mortgage  Products,  Inc.,  the  Master  Servicer,  the  Trustee  or  GMAC  Mortgage  Group,  LLC or  any of  their affiliates.  None of the Depositor,  the Master Servicer,  GMAC Mortgage Group, LLC or any of their affiliates will have any  obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that  _____________  is the registered owner of the Percentage  Interest  evidenced by this
Certificate  (obtained by dividing the Initial  Certificate  Principal Balance of this Certificate by the aggregate
Initial  Certificate  Principal  Balance  of  all  Class A  Certificates,  both  as  specified  above)  in  certain distributions  with respect to the Trust Fund consisting  primarily of an interest in a pool of one- to four-family first and  second  lien  seasoned  mortgage  loans (the  "Mortgage  Loans"),  sold by  Residential  Asset  Mortgage
Products,  Inc.  (hereinafter  called the "Depositor," which term includes any successor entity under the Agreement referred  to  below).  The Trust  Fund was  created  pursuant  to a Pooling  and  Servicing  Agreement  dated as of
September 1, 2007 (the  "Pooling and Servicing  Agreement"  or the  "Agreement")  among the  Depositor,  the Master
Servicer and LaSalle Bank National  Association,  as trustee and supplemental interest trust trustee (the "Trustee"
and  "Supplemental  Interest Trust  Trustee",  respectively),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not  defined  herein,  the  capitalized  terms used  herein  have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance  hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the last day (or if such last day is not a Business Day, the Business Day  immediately  preceding  such last day) of the month immediately  preceding the month of such distribution (the "Record Date"),  from the related
Available  Distribution  Amount in an amount  equal to the product of the  Percentage  Interest  evidenced  by this
Certificate and the amount  required to be distributed to Holders of  Class A-__Certificates  on such  Distribution
Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency  appointed  by the  Trustee  for that  purpose in the City and State of St.  Paul,  Minnesota.  The  Initial
Certificate  Principal  Balance of this  Certificate is set forth above. The Certificate  Principal  Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

         As described  above, as of any date prior to the  termination of the Swap  Agreement,  any transferee of a
Class A Certificate  will be deemed to have  represented by virtue of its purchase and holding of such  Certificate
(or any interest  therein)  that either (a) such  transferee  is not an ERISA Plan or an ERISA Plan Investor or (b)
its acquisition of such  Certificate  and the right to receive (and its receipt of) payments from the  Supplemental
Interest  Trust are eligible for  exemptive  relief  available  under at least one of PTCE 84-14,  PTCE 90-1,  PTCE
91-38, PTCE 95-60 or PTCE 96-23 or other applicable exemption, including Section 408(b)(17) of ERISA.

         As described  above,  as of any date after the  termination  of the Swap  Agreement,  any  transferee of a
Class A Certificate  will be deemed to have  represented  by virtue of its purchase or holding of such  Certificate
(or any interest  herein) that either (a) such  transferee is not an ERISA Plan or an ERISA Plan  Investor,  (b) it
has acquired and is holding such  Certificate in reliance on the RFC Exemption,  and that it understands that there are certain  conditions to the availability of the RFC Exemption  including that such Certificate must be rated, at the time of purchase,  not lower than "AA-" (or its equivalent) by Standard & Poor's,  Moody's, Fitch Ratings, DBRS
Limited or DBRS,  Inc.  or (c) the  transferee  is a  Complying  Insurance  Company.  In  addition,  any  purported
Certificate  Owner whose  acquisition  or holding of this  Certificate  (or any  interest  herein) was  effected in violation  of the  restrictions  in  Section  5.02(e)  of the  Agreement  shall  indemnify  and hold  harmless  the
Depositor,  the Trustee, the Master Servicer, any Subservicer,  any underwriter and the Trust Fund from and against any and all  liabilities,  claims,  costs or expenses  incurred by such parties as a result of such  acquisition or holding.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon (herein collectively called the
"Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the related  Mortgage  Loans,  all as more  specifically  set forth  herein and in the  Agreement.  In the event Master
Servicer  funds are  advanced  with  respect to any  Mortgage  Loan,  such  advance is  reimbursable  to the Master
Servicer,  to the extent  provided in the  Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement at any time by the Depositor,  the Master  Servicer and the Trustee with the consent of the Holders of  Certificates  evidencing in the  aggregate not less than 66% of the  Percentage
Interests  of each Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this  Certificate shall be  conclusive  and  binding  on such  Holder  and upon all future  holders  of this  Certificate  and of any
Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof  whether or not notation of such  consent  is made  upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof  in  certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  appointed  by the Trustee in the City and State of St. Paul,  Minnesota,  duly endorsed by, or  accompanied  by an assignment  in the form below or other  written  instrument of transfer in form satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such Holder's attorney  duly  authorized  in writing,  and thereupon  one or more new  Certificates  of authorized  denominations evidencing  the same  Class and  aggregate  Percentage  Interest  will be issued to the  designated  transferee  or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified  in the  Agreement.  As  provided  in the  Agreement  and  subject to certain  limitations therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the Master  Servicer,  the Trustee  and the  Certificate  Registrar  and any agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and neither the Depositor,  the Master  Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws principals  thereof,  other than  Sections 5-1401 and 5-1402 of the New York
General Obligations Law.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the  purchase by the Master  Servicer from the Trust Fund of all  remaining  Mortgage  Loans and all  property  acquired  in respect of such  Mortgage  Loans, thereby effecting early retirement of the related  Certificates.  The Agreement permits,  but does not require, the
Master  Servicer to (i) purchase  at a price  determined as provided in the Agreement all remaining  Mortgage Loans and all property  acquired in respect of any Mortgage Loan or  (ii) purchase  in whole, but not in part, all of the
Class A and Class M Certificates  from the Holders  thereof;  provided,  that any such option may only be exercised if the  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans as of the  Distribution  Date upon which the proceeds of any such purchase are  distributed  is less than ten percent of the Cut-off Date  Principal  Balance of the Mortgage Loans.

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: ________, 2007                                  LASALLE BANK NATIONAL ASSOCIATION
                                                       as Trustee

                                                       By:
                                                       Authorized Signatory

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class [A- ] Certificates referred to in the within-mentioned Agreement.

                                                     LASALLE BANK NATIONAL ASSOCIATION,
                                                     as Certificate Registrar

                                                     By:___________________________________________________________
                                                     Authorized Signatory

                                                    ASSIGNMENT

         FOR VALUE RECEIVED,  the  undersigned  hereby  sell(s),  assign(s) and  transfer(s)  unto (Please print or typewrite name and address  including  postal zip code of assignee) a Percentage  Interest  evidenced by the within
Mortgage  Asset-Backed  Pass-Through  Certificate  and hereby  authorizes  the  transfer  of  registration  of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and
Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                                             Signature by or on behalf of assignor

                                                             Signature Guaranteed
                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions  shall  be  made,  by  wire  transfer  or  otherwise,  in  immediately  available  funds  to
_______________________for  the  account of  __________________  account  number  ______________,  or, if mailed by check, to ____________________________.  Applicable statements should be mailed to ________________________.

         This information is provided by _____________________,  the assignee named above, or ________________,  as its agent.

                                                     EXHIBIT B

                                           FORM OF CLASS M CERTIFICATES

         THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE SENIOR  CERTIFICATES  [AND THE CLASS M-[ ]
CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL  INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,  A
NEW YORK CORPORATION  ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT, AND ANY
CERTIFICATE  ISSUED IS  REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         NO  TRANSFER  OF THIS  CERTIFICATE  (OR  ANY  INTEREST  HEREIN)  MAY BE MADE  TO ANY  PERSON,  UNLESS  THE
TRANSFEREE  PROVIDES THE TRUSTEE,  THE DEPOSITOR AND THE MASTER SERVICER WITH EITHER (A) A  CERTIFICATION  PURSUANT
TO  SECTION 5.02(e)  OF THE  AGREEMENT  OR  (B) AN  OPINION  OF  COUNSEL  ACCEPTABLE  TO AND IN FORM AND  SUBSTANCE
SATISFACTORY TO THE MASTER  SERVICER,  THE DEPOSITOR AND THE TRUSTEE TO THE EFFECT THAT THE PURCHASE AND HOLDING OF
THIS  CERTIFICATE IS PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED
TRANSACTION UNDER  SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR
SECTION 4975  OF THE CODE (OR COMPARABLE  PROVISIONS OF ANY SUBSEQUENT  ENACTMENTS) AND WILL NOT SUBJECT THE MASTER
SERVICER,  THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY (INCLUDING  OBLIGATIONS OR LIABILITIES UNDER
ERISA OR  SECTION 4975  OF THE CODE) IN ADDITION TO THOSE  UNDERTAKEN  IN THE  AGREEMENT,  WHICH OPINION OF COUNSEL
SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE DEPOSITOR OR THE MASTER SERVICER.

Certificate No. [____]                                     Adjustable Pass-Through Rate
Class M-___ Mezzanine
Date of Pooling and Servicing Agreement                    Aggregate Certificate Principal Balance of the
and Cut-off Date:                                          Class M-__ Certificates: $[_______]
September 1, 2007
First Distribution Date:                                   Initial Certificate Principal Balance of this
October 25, 2007                                           Certificate:
                                                           $[______________]
Master Servicer:
Residential Funding Company, LLC
Assumed Final Distribution Date:                           CUSIP
September 2037                                             [______________]

                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                               RAAC SERIES 2007-SP3

                  evidencing a percentage interest in any distributions allocable to the
                  Class M-___ Certificates with respect to the Trust Fund consisting primarily of a pool of one- to four-family first and second lien seasoned mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential Asset Mortgage Products,  Inc., the Master Servicer,  the Trustee referred to below or GMAC Mortgage  Group,  LLC or any of their  affiliates.  Neither this  Certificate  nor the  underlying
Mortgage Loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by Residential  Asset
Mortgage  Products,  Inc.,  the  Master  Servicer,  the  Trustee  or  GMAC  Mortgage  Group,  LLC or  any of  their affiliates.  None of the Depositor,  the Master Servicer,  GMAC Mortgage Group, LLC or any of their affiliates will have any  obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that  _______________ is the registered owner of the Percentage  Interest evidenced by this
Certificate  (obtained  by  dividing  the  Certificate  Principal  Balance  of this  Certificate  by the  aggregate
Certificate  Principal Balance of all Class M-___  Certificates,  both as specified above) in certain distributions with respect to a Trust Fund consisting  primarily of a pool of one- to four-family  first and second lien seasoned mortgage loans (the "Mortgage Loans"),  formed and sold by Residential Asset Mortgage Products,  Inc.  (hereinafter called the  "Depositor,"  which term includes any  successor  entity under the  Agreement  referred to below).  The
Trust Fund was created  pursuant to a Pooling and Servicing  Agreement dated as of September 1, 2007, (the "Pooling and Servicing  Agreement" or the  "Agreement")  among the Depositor,  the Master Servicer and LaSalle Bank National
Association,  as trustee and supplemental  interest trust trustee (the "Trustee" and  "Supplemental  Interest Trust
Trustee",  respectively),  a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein,  the  capitalized  terms used herein have the meanings  assigned in the Agreement.  This
Certificate  is issued under and is subject to the terms,  provisions  and  conditions of the  Agreement,  to which
Agreement the Holder of this  Certificate  by virtue of the  acceptance  hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the last day (or if such last day is not a Business Day, the Business Day  immediately  preceding  such last day) of the month immediately  preceding the month of such distribution (the "Record Date"),  from the related
Available  Distribution  Amount in an amount  equal to the product of the  Percentage  Interest  evidenced  by this
Certificate  and the  amount  (of  interest  and  principal,  if any)  required  to be  distributed  to  Holders of
Class M-___ Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency  appointed  by the  Trustee  for that  purpose in the City and State of St.  Paul,  Minnesota.  The  Initial
Certificate  Principal  Balance of this  Certificate is set forth above. The Certificate  Principal  Balance hereof will be reduced to the extent of the  distributions  allocable  to  principal  and any  Realized  Losses  allocable hereto.

         As described  above,  no transfer of this  Certificate  (or any interest  herein) shall be made unless the transferee  provides the Trustee,  the Depositor and the Master Servicer with either (a) a  certification  pursuant to  Section 5.02(e)  of the Agreement  stating that either (i) the  transferee is not an employee  benefit or other plan  subject to the  prohibited  transaction  provisions  of ERISA or  Section 4975  of the Code (each,  an "ERISA
Plan"), or any Person (including,  without limitation, an investment manager, a named fiduciary or a trustee of any
ERISA Plan) who is using plan assets,  within the meaning of the  U.S. Department  of Labor regulation  promulgated at  29 C.F.R.ss. 2510.3-101,  as  modified  by Section  3(42) of ERISA,  of any ERISA Plan  (each,  an "ERISA  Plan
Investor") to effect such acquisition or (ii) such transferee is an insurance company,  the source of funds used to purchase or hold this  Certificate (or any interest  herein) is an "insurance  company general account" (as defined in U.S.  Department of Labor Prohibited  Transaction  Class Exemption  ("PTCE") 95-60) and the conditions set forth in Sections I and III of PTCE 95-60 have been  satisfied  or (b) an  opinion of counsel  acceptable  to and in form and substance  satisfactory  to the Trustee,  the Depositor and the Master Servicer to the effect that the purchase and  holding  of this  Certificate  is  permissible  under  applicable  law,  will not  constitute  or  result in a non-exempt  prohibited  transaction  under  Section 406  of  ERISA  or  Section 4975  of the  Code  (or  comparable provisions of any subsequent  enactments),  and will not subject the Trustee,  the Depositor or the Master Servicer to any obligation or liability  (including  obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken  in the  Agreement,  which opinion of counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon (herein collectively called the
"Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the related  Mortgage  Loans,  all as more  specifically  set forth  herein and in the  Agreement.  In the event Master
Servicer  funds are  advanced  with  respect to any  Mortgage  Loan,  such  advance is  reimbursable  to the Master
Servicer,  to the extent  provided in the  Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement at any time by the Depositor,  the Master  Servicer and the Trustee with the consent of the Holders of  Certificates  evidencing in the  aggregate not less than 66% of the  Percentage
Interests  of each Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this  Certificate shall be  conclusive  and  binding  on such  Holder  and upon all future  holders  of this  Certificate  and of any
Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof  whether or not notation of such  consent  is made  upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof  in  certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  appointed  by the Trustee in the City and State of St. Paul,  Minnesota,  duly endorsed by, or  accompanied  by an assignment  in the form below or other  written  instrument of transfer in form satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such Holder's attorney  duly  authorized  in writing,  and thereupon  one or more new  Certificates  of authorized  denominations evidencing  the same  Class and  aggregate  Percentage  Interest  will be issued to the  designated  transferee  or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the Master  Servicer,  the Trustee  and the  Certificate  Registrar  and any agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and neither the Depositor,  the Master  Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws principles  thereof,  other than  Sections 5-1401 and 5-1402 of the New York
General Obligations Law.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the  purchase by the Master  Servicer from the Trust Fund of all  remaining  Mortgage  Loans and all  property  acquired  in respect of such  Mortgage  Loans, thereby effecting early retirement of the related  Certificates.  The Agreement permits,  but does not require, the
Master  Servicer to (i) purchase  at a price  determined as provided in the Agreement all remaining  Mortgage Loans and all property  acquired in respect of any Mortgage Loan or  (ii) purchase  in whole, but not in part, all of the
Class A and Class M Certificates  from the Holders  thereof;  provided,  that any such option may only be exercised if the  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans as of the  Distribution  Date upon which the proceeds of any such purchase are  distributed  is less than ten percent of the Cut-off Date  Principal  Balance of the Mortgage Loans.

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: _______, 2007                                               LASALLE BANK NATIONAL ASSOCIATION
                                                                   as Trustee

                                                                   By:
                                                                   Authorized Signatory

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Agreement.

                                                     LASALLE BANK NATIONAL ASSOCIATION
                                                     as Certificate Registrar

                                                     By:___________________________________________________________
                                                     Authorized Signatory

                                                    ASSIGNMENT

         FOR VALUE RECEIVED,  the  undersigned  hereby  sell(s),  assign(s) and  transfer(s)  unto (Please print or typewrite name and address  including  postal zip code of assignee) a Percentage  Interest  evidenced by the within
Mortgage  Asset-Backed  Pass-Through  Certificate  and hereby  authorizes  the  transfer  of  registration  of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and
Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                                             Signature by or on behalf of assignor

                                                             Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions  shall  be  made,  by  wire  transfer  or  otherwise,  in  immediately  available  funds  to
_______________________for  the  account of  __________________  account  number  ______________,  or, if mailed by check, to ____________________________. Applicable statements should be mailed to ________________________.

         This information is provided by _____________________,  the assignee named above, or ________________,  as its agent.

                                                     EXHIBIT C

                                                    [Reserved]

                                                     EXHIBIT D

                                           FORM OF CLASS SB CERTIFICATE

         THIS  CERTIFICATE  IS  SUBORDINATED  IN  RIGHT  OF  PAYMENT  TO THE  CLASS  A  CERTIFICATES  AND  CLASS  M
CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         SOLELY FOR U.S. FEDERAL  INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986.

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF 1933, AS AMENDED,
OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED  UNLESS IT IS REGISTERED  PURSUANT TO SUCH
ACT AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE EXEMPT  FROM  REGISTRATION  UNDER SUCH ACT AND
UNDER  APPLICABLE  STATE LAW AND IS TRANSFERRED IN ACCORDANCE  WITH THE PROVISIONS OF  SECTION 5.02  OF THE POOLING
AND SERVICING AGREEMENT (THE "AGREEMENT").

         NO  TRANSFER  OF THIS  CERTIFICATE  (OR  ANY  INTEREST  HEREIN)  MAY BE MADE  TO ANY  PERSON,  UNLESS  THE
TRANSFEREE  PROVIDES THE TRUSTEE,  THE DEPOSITOR AND THE MASTER SERVICER WITH EITHER (A) A  CERTIFICATION  PURSUANT
TO  SECTION  5.02(e)  OF THE  AGREEMENT  OR (B) AN  OPINION  OF  COUNSEL  ACCEPTABLE  TO AND IN FORM AND  SUBSTANCE
SATISFACTORY TO THE MASTER  SERVICER,  THE DEPOSITOR AND THE TRUSTEE TO THE EFFECT THAT THE PURCHASE AND HOLDING OF
THIS  CERTIFICATE IS PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED
TRANSACTION  UNDER SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR
SECTION 4975 OF THE CODE (OR COMPARABLE  PROVISIONS OF ANY SUBSEQUENT  ENACTMENTS)  AND WILL NOT SUBJECT THE MASTER
SERVICER,  THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY (INCLUDING  OBLIGATIONS OR LIABILITIES UNDER
ERISA OR SECTION  4975 OF THE CODE) IN ADDITION TO THOSE  UNDERTAKEN  IN THE  AGREEMENT,  WHICH  OPINION OF COUNSEL
SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE DEPOSITOR OR THE MASTER SERVICER.

  Certificate No. [___]
  Class SB Subordinate
  Date of Pooling and Servicing                               Percentage Interest:  [___]%
  Agreement and Cut-off Date:
  September 1, 2007
  First Distribution Date:                                    Aggregate Initial Certificate Principal Balance
  October 25, 2007                                            of the Class SB Certificate: $[_________]
  Master Servicer:                                            Initial Certificate Principal Balance of this
  Residential Funding Company, LLC                            Certificate: $[__________]
  Assumed Final Distribution Date:                            CUSIP: [_____________]
  September 2037

                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                               RAAC SERIES 2007-SP3

                  evidencing a percentage  interest in any  distributions  allocable to the Class
                  SB Certificates  with respect to the Trust Fund consisting  primarily of a pool of one- to  four-family  first and second lien seasoned  mortgage loans sold by
                  RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential Asset Mortgage Products,  Inc., the Master Servicer,  the Trustee referred to below,  GMAC  Mortgage  Group,  LLC or any of their  affiliates.  Neither this  Certificate  nor the  underlying
Mortgage Loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by Residential  Asset
Mortgage  Products,  Inc., the Master Servicer,  the Trustee,  GMAC Mortgage Group, LLC or any of their affiliates.
None of Residential Asset Mortgage  Products,  Inc., the Master Servicer,  GMAC Mortgage Group, LLC or any of their affiliates  will have any  obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that  [_______________]  is the registered  owner of the Percentage  Interest  evidenced by this Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of an interest in a pool of one- to  four-family  first and second  lien  seasoned  mortgage  loans  (the  "Mortgage  Loans"),  sold by
Residential Asset Mortgage Products,  Inc.  (hereinafter called the "Depositor",  which term includes any successor entity  under the  Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling and  Servicing
Agreement  dated as specified  above (the  "Agreement")  among the Depositor,  the Master Servicer and LaSalle Bank
National  Association,  as trustee and  supplemental  interest  trust  trustee  (the  "Trustee"  and  "Supplemental
Interest  Trust  Trustee",  respectively),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings assigned in the
Agreement.  This  Certificate  is issued  under and is subject  to the  terms,  provisions  and  conditions  of the
Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the  acceptance  hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the last day (or if such last day is not a Business Day, the Business Day  immediately  preceding  such last day) of the month immediately  preceding the month of such distribution (the "Record Date"),  from the related
Available  Distribution  Amount in an amount  equal to the product of the  Percentage  Interest  evidenced  by this
Certificate  and the amount of interest and  principal,  if any,  required to be distributed to Holders of Class SB
Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency  appointed  by the Trustee  for that  purpose in the City and State of St.  Paul,  Minnesota.  The  Notional
Amount of this  Class SB  Certificate  as of any date of  determination  will be  calculated  as  described  in the
Agreement.  The Notional  Amount hereof will be reduced by interest  shortfalls on the Mortgage Loans including any
Prepayment Interest  Shortfalls not covered by Eligible Master Servicing  Compensation or Excess Cash Flow, and the
interest  portion of any  Realized  Losses  incurred  in respect  thereof.  This Class SB  Certificate  will accrue interest at the  Pass-Through  Rate on the Notional  Amount as indicated in the  definition of Accrued  Certificate
Interest  in the  Agreement.  This Class SB  Certificate  will not accrue  interest  on its  Certificate  Principal
Balance.

         No  transfer  of this  Class  SB  Certificate  will be made  unless  such  transfer  is  exempt  from  the registration  requirements of the Securities Act of 1933, as amended,  and any applicable  state securities laws or is made in  accordance  with said Act and laws.  In the event that such a transfer is to be made,  (i) the  Trustee or the Depositor may require an opinion of counsel  acceptable  to and in form and  substance  satisfactory  to the
Trustee  and the  Depositor  that such  transfer  is exempt  (describing  the  applicable  exemption  and the basis therefor)  from or is being made  pursuant to the  registration  requirements  of the  Securities  Act of 1933,  as amended,  and of any applicable statute of any state and (ii) the  transferee shall execute an investment letter in the form  described by the Agreement.  The Holder hereof  desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trustee,  the  Depositor,  the Master  Servicer and the  Certificate  Registrar  acting on behalf of the Trustee  against  any  liability  that may result if the  transfer is not so exempt or is not made in accordance with such Federal and state laws.

         As described  above,  no transfer of this  Certificate  (or any interest  herein) shall be made unless the transferee  provides the Trustee,  the Depositor and the Master Servicer with either (a) a  certification  pursuant to Section  5.02(e) of the Agreement  stating that the transferee is not an employee  benefit or other plan subject to the  prohibited  transaction  provisions of ERISA or Section 4975 of the Code (each,  an "ERISA  Plan"),  or any
Person (including,  without limitation,  an insurance company investing its general account, an investment manager, a named  fiduciary  or a trustee  of any ERISA  Plan) who is using  plan  assets,  within  the  meaning of the U.S.
Department of Labor  regulation  promulgated at 29 C.F.R.ss.2510.3-101,  as modified by Section 3(42) of ERISA,  of any ERISA  Plan  (each,  an "ERISA  Plan  Investor")  to effect  such  acquisition,  or (b) an  opinion  of counsel acceptable to and in form and substance  satisfactory to the Trustee,  the Depositor and the Master Servicer to the
effect that the purchase and holding of this  Certificate is permissible  under applicable law, will not constitute or result in a  non-exempt  prohibited  transaction  under  Section  406 of ERISA or  Section  4975 of the Code (or
comparable  provisions  of any  subsequent  enactments),  and will not subject the  Trustee,  the  Depositor or the
Master Servicer to any obligation or liability  (including  obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken  in the  Agreement,  which opinion of counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage  Asset-Backed  Pass-Through  Certificates of the Series specified in the Agreement (herein collectively called the "Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement at any time by the Depositor,  the Master  Servicer and the Trustee with the consent of the Holders of  Certificates  evidencing in the  aggregate not less than 66% of the  Percentage
Interests  of each Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this  Certificate shall be  conclusive  and  binding  on such  Holder  and upon all future  holders  of this  Certificate  and of any
Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof  whether or not notation of such  consent  is made  upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof  in  certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  appointed  by the Trustee in the City and State of St. Paul,  Minnesota,  duly endorsed by, or  accompanied  by an assignment  in the form below or other  written  instrument of transfer in form satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such Holder's attorney  duly  authorized  in writing,  and thereupon  one or more new  Certificates  of authorized  denominations evidencing  the same  Class and  aggregate  Percentage  Interest  will be issued to the  designated  transferee  or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the  Master  Servicer,  the  Trustee,  the  Certificate  Registrar  and any  agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and neither the Depositor,  the Master  Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws principles  thereof,  other than  Sections 5-1401 and 5-1402 of the New York
General Obligations Law.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure or deed in lieu of foreclosure  of any Mortgage Loan, and (ii) the  purchase by the Master  Servicer or its designee  from the Trust Fund of all  remaining  Mortgage  Loans and all  property  acquired in respect of such
Mortgage Loans,  thereby effecting early retirement of the related  Certificates.  The Agreement permits,  but does not  require,  the Master  Servicer  or its  designee  (i) to  purchase  at a price  determined  as provided in the
Agreement all remaining  Mortgage Loans and all property  acquired in respect of any Mortgage Loan or  (ii) subject to the terms of the Agreement,  to purchase in whole,  but not in part, all of the Class A and Class M Certificates from the Holders  thereof;  provided,  that any such option may only be exercised if the aggregate Stated Principal
Balance of the related  Mortgage  Loans as of the  Distribution  Date upon which the proceeds of any such  purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         Reference is hereby made to the further  provisions of this  Certificate  set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              LASALLE BANK NATIONAL ASSOCIATION,
                                                              as Trustee

                                                              By:____________________________
                                                              Authorized Signatory

Dated: _________, 2007

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class SB Certificates referred to in the within-mentioned Agreement.

                                                              LASALLE BANK NATIONAL ASSOCIATION,
                                                              as Certificate Registrar

                                                                           By:______________________________
                                                              Authorized Signatory

                                                    ASSIGNMENT

         FOR VALUE RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)  unto [print or typewrite name and address  including  postal zip code of assignee] a Percentage  Interest  evidenced by the within  Mortgage
Asset-Backed  Pass-Through  Certificate  and hereby  authorize(s)  the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and
Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                                              _______________________________
                                                              Signature by or on behalf of assignor
                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions  shall  be  made,  by  wire  transfer  or  otherwise,  in  immediately  available  funds  to
__________________________       for      the       account      of       __________________________,       account
number___________________________, or if mailed by check to _________________________________________.

         Applicable statements should be mailed to____________________________.

         This    information    is    provided    by     __________________,     the    assignee    named    above,
or________________________, as its agent.

                                                     EXHIBIT E

                                            FORM OF CLASS R CERTIFICATE

         THIS  CERTIFICATE  MAY NOT BE HELD BY OR  TRANSFERRED  TO A  NON-UNITED  STATES  PERSON OR A  DISQUALIFIED
ORGANIZATION (AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL  INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE
MORTGAGE  INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986,  AS AMENDED (THE "CODE").  THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE  REGISTERED  UNDER
THE  SECURITIES ACT OF 1933, AS AMENDED,  OR THE SECURITIES  LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED
UNLESS IT IS REGISTERED  PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN  TRANSACTIONS  WHICH ARE EXEMPT
FROM  REGISTRATION  UNDER  SUCH ACT AND  UNDER  APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN  ACCORDANCE  WITH THE
PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF 1933, AS AMENDED,
OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED  UNLESS IT IS REGISTERED  PURSUANT TO SUCH
ACT AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE EXEMPT  FROM  REGISTRATION  UNDER SUCH ACT AND
UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

         NO  TRANSFER  OF THIS  CERTIFICATE  (OR  ANY  INTEREST  HEREIN)  MAY BE MADE  TO ANY  PERSON,  UNLESS  THE
TRANSFEREE  PROVIDES THE TRUSTEE,  THE DEPOSITOR AND THE MASTER SERVICER WITH EITHER (A) A  CERTIFICATION  PURSUANT
TO  SECTION  5.02(e)  OF THE  AGREEMENT  OR (B) AN  OPINION  OF  COUNSEL  ACCEPTABLE  TO AND IN FORM AND  SUBSTANCE
SATISFACTORY TO THE MASTER  SERVICER,  THE DEPOSITOR AND THE TRUSTEE TO THE EFFECT THAT THE PURCHASE AND HOLDING OF
THIS  CERTIFICATE IS PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED
TRANSACTION  UNDER SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR
SECTION 4975 OF THE CODE (OR COMPARABLE  PROVISIONS OF ANY SUBSEQUENT  ENACTMENTS)  AND WILL NOT SUBJECT THE MASTER
SERVICER,  THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY (INCLUDING  OBLIGATIONS OR LIABILITIES UNDER
ERISA OR SECTION  4975 OF THE CODE) IN ADDITION TO THOSE  UNDERTAKEN  IN THE  AGREEMENT,  WHICH  OPINION OF COUNSEL
SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE DEPOSITOR OR THE MASTER SERVICER.

         ANY  RESALE,  TRANSFER  OR  OTHER  DISPOSITION  OF  THIS  CERTIFICATE  MAY BE MADE  ONLY  IF THE  PROPOSED
TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT TO THE MASTER  SERVICER AND THE TRUSTEE THAT (1) SUCH  TRANSFEREE IS NOT
(A) THE UNITED STATES,  ANY STATE OR POLITICAL  SUBDIVISION  THEREOF,  ANY POSSESSION OF THE UNITED STATES,  OR ANY
AGENCY OR INSTRUMENTALITY  OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY  WHICH IS A CORPORATION IF ALL OF
ITS  ACTIVITIES  ARE  SUBJECT TO TAX AND EXCEPT FOR  FREDDIE  MAC,  A  MAJORITY  OF ITS BOARD OF  DIRECTORS  IS NOT
SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN  GOVERNMENT,  ANY INTERNATIONAL  ORGANIZATION,  OR ANY AGENCY OR
INSTRUMENTALITY  OF EITHER OF THE  FOREGOING,  (C) ANY  ORGANIZATION  (OTHER  THAN  CERTAIN  FARMERS'  COOPERATIVES
DESCRIBED  IN  SECTION 521  OF THE CODE)  WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH
ORGANIZATION  IS SUBJECT TO THE TAX IMPOSED BY  SECTION 511  OF THE CODE  (INCLUDING THE TAX IMPOSED BY SECTION 511
OF THE CODE ON UNRELATED  BUSINESS  TAXABLE  INCOME),  (D) RURAL ELECTRIC AND TELEPHONE  COOPERATIVES  DESCRIBED IN
SECTION 1381(A)(2)(C)  OF THE CODE, (E) AN ELECTING LARGE  PARTNERSHIP UNDER  SECTION 775(A) OF  THE CODE (ANY SUCH
PERSON  DESCRIBED IN THE FOREGOING  CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN  REFERRED TO AS A  "DISQUALIFIED
ORGANIZATION"),  OR (F) AN AGENT OF A DISQUALIFIED  ORGANIZATION,  (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE
ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH  TRANSFEREE  SATISFIES CERTAIN ADDITIONAL  CONDITIONS  RELATING TO THE
FINANCIAL CONDITION OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING  THE REGISTRATION IN THE CERTIFICATE  REGISTER OR
ANY TRANSFER,  SALE OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  TO A  DISQUALIFIED  ORGANIZATION  OR AN AGENT OF A
DISQUALIFIED  ORGANIZATION,  SUCH  REGISTRATION  SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT  WHATSOEVER  AND
SUCH PERSON SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY PURPOSE HEREUNDER,  INCLUDING,  BUT NOT LIMITED
TO, THE RECEIPT OF  DISTRIBUTIONS  ON THIS  CERTIFICATE.  EACH HOLDER OF THIS  CERTIFICATE  BY  ACCEPTANCE  OF THIS
CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Class R-[___] Residual                                     Certificate No. [____]
Date of Pooling and Servicing Agreement                    Aggregate Initial Certificate Principal Balance of the
and Cut-off Date:                                          Class R-___ Certificates:
September 1, 2007                                          $[______________]

First Distribution Date:                                   Initial Certificate Principal Balance of this
October 25, 2007                                           Certificate:
                                                           $[______________]
Master Servicer:                                           Percentage Interest: _____%
Residential Funding Company, LLC
Assumed Final Distribution Date:                           CUSIP
September 2037                                             [______________]

                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                               RAAC SERIES 2007-SP3

                  evidencing  a  percentage  interest  in  any  distributions  allocable  to  the
                  Class R-__  Certificates with respect to the Trust Fund consisting primarily of a pool of one- to  four-family  first and second lien seasoned  mortgage  loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

         This  Certificate  is  payable  solely  from the  assets  of the  Trust  Fund and  does not  represent  an obligation of or interest in Residential Asset Mortgage Products,  Inc., the Master Servicer,  the Trustee referred to below or GMAC Mortgage  Group,  LLC or any of their  affiliates.  Neither this  Certificate  nor the  underlying
Mortgage Loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by Residential  Asset
Mortgage  Products,  Inc.,  the  Master  Servicer,  the  Trustee  or  GMAC  Mortgage  Group,  LLC or  any of  their affiliates.  None of the Depositor,  the Master Servicer,  GMAC Mortgage Group, LLC or any of their affiliates will have any  obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that  ___________________  is the registered owner of the Percentage  Interest evidenced by this  Certificate  (obtained by dividing  the Initial  Certificate  Principal  Balance of this  Certificate  by the aggregate  Initial  Certificate  Principal  Balance of all  Class R-__  Certificates,  both as specified  above) in certain  distributions  with respect to the Trust Fund consisting  primarily of a pool of one- to four-family first and second lien seasoned mortgage loans (the "Mortgage Loans"),  sold by Residential Asset Mortgage Products,  Inc.
(hereinafter  called the  "Depositor,"  which term  includes any successor  entity under the Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling and Servicing  Agreement  dated as of September 1, 2007,
(the "Pooling and Servicing  Agreement" or the  "Agreement")  among the Depositor,  the Master Servicer and LaSalle
Bank National  Association,  as trustee and  supplemental  interest trust trustee (the "Trustee" and  "Supplemental
Interest  Trust  Trustee",  respectively),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings assigned in the
Agreement.  This  Certificate  is issued  under and is subject  to the  terms,  provisions  and  conditions  of the
Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the  acceptance  hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the last day (or if such last day is not a Business Day, the Business Day  immediately  preceding  such last day) of the  month  immediately  preceding  the  month of such  distribution  (the  "Record  Date"),  from the
Available  Distribution  Amount in an amount  equal to the product of the  Percentage  Interest  evidenced  by this
Certificate  and the  amount  (of  interest  and  principal,  if any)  required  to be  distributed  to  Holders of
Class R-__ Certificates on such Distribution Date.

         Each Holder of this  Certificate  will be deemed to have agreed to be bound by the  restrictions set forth in the  Agreement  to the effect  that  (i) each  person  holding  or  acquiring  any  Ownership  Interest  in this
Certificate  must be a United  States  Person  and a  Permitted  Transferee,  (ii) the  transfer  of any  Ownership
Interest in this  Certificate  will be  conditioned  upon the  delivery to the Trustee of, among other  things,  an affidavit  to the effect  that it is a United  States  Person and  Permitted  Transferee,  (iii) any  attempted  or purported  transfer of any  Ownership  Interest in this  Certificate  in  violation  of such  restrictions  will be absolutely null and void and will vest no rights in the purported  transferee,  and (iv) if any person other than a
United States Person and a Permitted  Transferee  acquires any Ownership  Interest in this Certificate in violation of such  restrictions,  then the Depositor  will have the right,  in its sole  discretion and without notice to the
Holder of this  Certificate,  to sell this  Certificate to a purchaser  selected by the Depositor,  which purchaser may be the Depositor, or any affiliate of the Depositor, on such terms and conditions as the Depositor may choose.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency  appointed by the Trustee for that purpose in the City and State of St. Paul,  Minnesota.  The Holder hereof may have additional  obligations with respect to this Certificate,  including tax liabilities,  and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

         No  transfer  of this  Class R-__  Certificate  will be made  unless  such  transfer  is  exempt  from the registration  requirements of the Securities Act of 1933, as amended,  and any applicable  state securities laws or is made in  accordance  with said Act and laws.  In the event that such a transfer is to be made,  (i) the  Trustee or the Depositor may require an opinion of counsel  acceptable  to and in form and  substance  satisfactory  to the
Trustee  and the  Depositor  that such  transfer  is exempt  (describing  the  applicable  exemption  and the basis therefor)  from or is being made  pursuant to the  registration  requirements  of the  Securities  Act of 1933,  as amended,  and of any applicable statute of any state and (ii) the  transferee shall execute an investment letter in the form  described by the Agreement.  The Holder hereof  desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trustee,  the  Depositor,  the Master  Servicer and the  Certificate  Registrar  acting on behalf of the Trustee  against  any  liability  that may result if the  transfer is not so exempt or is not made in accordance with such Federal and state laws.

         As described  above,  no transfer of this  Certificate  (or any interest  herein) shall be made unless the transferee  provides the Trustee,  the Depositor and the Master Servicer with either (a) a  certification  pursuant to  Section 5.02(e)  of the Agreement  stating that the transferee is not an employee benefit or other plan subject to the prohibited  transaction  provisions of ERISA or  Section 4975  of the Code (each,  an "ERISA Plan"),  or any
Person (including,  without limitation,  an insurance company investing its general account, an investment manager, a named  fiduciary  or a  trustee  of any  ERISA  Plan)  who is  using  plan  assets,  within  the  meaning  of the
U.S. Department of Labor regulation promulgated at 29 C.F.R.ss. 2510.3-101,  as modified by Section 3(42) of ERISA, of any ERISA Plan  (each,  an "ERISA  Plan  Investor")  to effect such  acquisition,  or (b) an  opinion of counsel acceptable to and in form and substance  satisfactory to the Trustee,  the Depositor and the Master Servicer to the
effect that the purchase and holding of this  Certificate is permissible  under applicable law, will not constitute or result in a  non-exempt  prohibited  transaction  under  Section 406  of ERISA or  Section 4975  of the Code (or
comparable  provisions  of any  subsequent  enactments),  and will not subject the  Trustee,  the  Depositor or the
Master Servicer to any obligation or liability  (including  obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken  in the  Agreement,  which opinion of counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon (herein collectively called the
"Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor  and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement at any time by the Depositor,  the Master  Servicer and the Trustee with the consent of the Holders of  Certificates  evidencing in the  aggregate not less than 66% of the  Percentage
Interests  of each Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this  Certificate shall be  conclusive  and  binding  on such  Holder  and upon all future  holders  of this  Certificate  and of any
Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof  whether or not notation of such  consent  is made  upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof  in  certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  appointed  by the Trustee in the City and State of St. Paul,  Minnesota,  duly endorsed by, or  accompanied  by an assignment  in the form below or other  written  instrument of transfer in form satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such Holder's attorney  duly  authorized  in writing,  and thereupon  one or more new  Certificates  of authorized  denominations evidencing  the same  Class and  aggregate  Percentage  Interest  will be issued to the  designated  transferee  or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified  in the  Agreement.  As  provided  in the  Agreement  and  subject to certain  limitations therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the Master  Servicer,  the Trustee  and the  Certificate  Registrar  and any agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and neither the Depositor,  the Master  Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws principles  thereof,  other than  Sections 5-1401 and 5-1402 of the New York
General Obligations Law.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure  or deed in lieu of foreclosure  of any Mortgage Loan and (ii) the  purchase by the Master  Servicer or its designee  from the Trust Fund of all  remaining  Mortgage  Loans and all  property  acquired in respect of such
Mortgage Loans,  thereby effecting early retirement of the related  Certificates.  The Agreement permits,  but does not  require,  the Master  Servicer  or its  designee  to  (i) purchase  at a price  determined  as provided in the
Agreement all remaining  Mortgage Loans and all property  acquired in respect of any Mortgage Loan or (ii) purchase in whole,  but not in part, all of the Class A and Class M Certificates  from the Holders thereof;  provided,  that any such option may only be exercised if the aggregated  Stated  Principal  Balance of the Mortgage Loans as of the
Distribution  Date upon which the  proceeds of any such  purchase are  distributed  is less than ten percent of the
Cut-off Date Principal Balance of the Mortgage Loans.

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: ________, 2007                                              LASALLE BANK NATIONAL ASSOCIATION,
                                                                   as Trustee

                                                                   By:
                                                                   Authorized Signatory

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Agreement.

                                                     LASALLE BANK NATIONAL ASSOCIATION,
                                                     as Certificate Registrar

                                                     By:___________________________________________________________
                                                     Authorized Signatory

                                                    ASSIGNMENT

         FOR VALUE RECEIVED,  the  undersigned  hereby  sell(s),  assign(s) and  transfer(s)  unto (Please print or typewrite name and address  including  postal zip code of assignee) a Percentage  Interest  evidenced by the within
Mortgage  Asset-Backed  Pass-Through  Certificate  and hereby  authorizes  the  transfer  of  registration  of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and
Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                                     ____________________________________
                                                     Signature by or on behalf of assignor

                                                     ____________________________________
                                                     Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions  shall  be  made,  by  wire  transfer  or  otherwise,  in  immediately  available  funds  to
_______________________for  the  account of  __________________  account  number  ______________,  or, if mailed by check, to ____________________________. Applicable statements should be mailed to ________________________.

         This information is provided by _____________________,  the assignee named above, or ________________,  as its agent.

                                                     EXHIBIT F

                                            FORM OF CUSTODIAL AGREEMENT

                                          [See Tab 4 of the closing set]

                                                     EXHIBIT G

                                              MORTGAGE LOAN SCHEDULE

                                                [On file with RFC]

                                                     EXHIBIT H

                                            FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:      _________REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one)   Mortgage Loan Prepaid in Full
         _________                                   Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

_______________________________________
Residential Funding Company, LLC
Authorized Signature
****************************************************************
TO CUSTODIAN/TRUSTEE:  Please acknowledge this request, and check off documents being enclosed with a copy of this form.  You should retain this form for your files in accordance with the terms of the Pooling and Servicing
Agreement.

                  Enclosed Documents:                   [ ] Promissory Note
                                                        [ ] Primary Insurance Policy
                                                        [ ] Mortgage or Deed of Trust
                                                        [ ] Assignment(s) of Mortgage or Deed of Trust
                                                        [ ] Title Insurance Policy
                                                        [ ] Other:

___________________________________
Name
___________________________________
Title
___________________________________
Date

                                                    EXHIBIT I-1

                                     FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF _________                  )
         _________                  ) ss.:
COUNTY OF_________                  )

                  [NAME OF OFFICER], being first duly sworn, deposes and says:

         1._______That he is [Title of  Officer] of [Name of Owner]  (record or  beneficial  owner of the  Mortgage
Asset-Backed  Pass-Through  Certificates,  Series  _______,  Class R[-__]  (the "Owner"),  a [savings  institution]
[corporation]  duly  organized  and existing  under the laws of [the State of ] [the United  States],  on behalf of which he makes this affidavit and agreement.

         2._______That the Owner  (i) is not and will not be a  "disqualified  organization"  or an electing  large partnership  as of [date of  transfer]  within the meaning of  Sections 860E(e)(5)  and 775,  respectively,  of the
Internal  Revenue Code of 1986, as amended (the "Code") or an electing large  partnership  under  Section 775(a) of the Code,  (ii) will  endeavor  to remain  other than a  disqualified  organization  for so long as it retains  its ownership interest in the Class R[-__]  Certificates,  and (iii) is acquiring the Class R[-__] Certificates for its own  account  or for the  account of  another  Owner from which it has  received  an  affidavit  and  agreement  in substantially  the same form as this  affidavit and agreement.  (For this purpose,  a  "disqualified  organization"
means an electing large  partnership  under  Section 775  of the Code,  the United  States,  any state or political subdivision  thereof,  any agency or instrumentality of any of the foregoing (other than an instrumentality  all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage  Corporation,  a majority of  whose  board of  directors  is not  selected  by any  such  governmental  entity)  or any  foreign  government, international  organization or any agency or instrumentality of such foreign government or organization,  any rural electric  or  telephone  cooperative,  or any  organization  (other than  certain  farmers'  cooperatives)  that is generally  exempt from federal  income tax unless such  organization  is subject to the tax on  unrelated  business taxable income).

         3._______That the Owner is aware  (i) of  the tax that  would be  imposed  on  transfers  of  Class R[-__]
Certificates  to disqualified  organizations  or electing large  partnerships,  under the Code, that applies to all transfers of  Class R[-__]  Certificates  after March 31, 1988;  (ii) that such tax would be on the transferor (or, with  respect to transfers to electing  large  partnerships,  on each such  partnership),  or, if such  transfer is through an agent (which person  includes a broker,  nominee or middleman) for a disqualified  organization,  on the agent;  (iii) that the person  (other than with  respect to  transfers to electing  large  partnerships)  otherwise liable for the tax shall be  relieved  of  liability  for the tax if the  transferee  furnishes  to such  person an affidavit  that the transferee is not a disqualified  organization  and, at the time of transfer,  such person does not have actual  knowledge  that the  affidavit  is false;  and  (iv) that  the  Class R[-__]  Certificates  may be
"noneconomic  residual interests" within the meaning of Treasury  regulations  promulgated pursuant to the Code and that the  transferor  of a noneconomic  residual  interest will remain liable for any taxes due with respect to the income on such residual  interest,  unless no  significant  purpose of the transfer was to impede the assessment or collection of tax.

         4._______That the  Owner is aware of the tax  imposed  on a  "pass-through  entity"  holding  Class R[-__]
Certificates if either the pass-through  entity is an electing large  partnership  under Section 775 of the Code or if at any time  during the  taxable  year of the  pass-through  entity a  disqualified  organization  is the record holder of an interest in such entity.  (For this purpose,  a "pass through entity" includes a regulated  investment company,  a real  estate  investment  trust or common  trust  fund,  a  partnership,  trust or estate,  and certain cooperatives.)

         5._______The Owner is  either  (i) a  citizen  or  resident  of the  United  States,  (ii) a  corporation, partnership  or other entity  treated as a corporation or a partnership  for  U.S. federal  income tax purposes and created or  organized  in or under the laws of the United  States,  any state  thereof or the  District of Columbia
(other  than a  partnership  that  is  not  treated  as a  United  States  person  under  any  applicable  Treasury regulations),  (iii) an estate that is described  in  Section 7701(a)(30)(D)  of the Code,  or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

         6._______The Owner hereby agrees that it will not cause income from the  Class R[-__]  Certificates  to be attributable to a foreign  permanent  establishment  or fixed base (within the meaning of an applicable  income tax treaty) of the Owner of another United States taxpayer.

         7._______That the Owner is aware that the Trustee  will not register  the  transfer of any  Class R[-  __]
Certificates  unless the transferee,  or the transferee's agent,  delivers to it an affidavit and agreement,  among other things,  in substantially  the same form as this affidavit and agreement.  The Owner expressly agrees that it will not  consummate  any such transfer if it knows or believes that any of the  representations  contained in such affidavit and agreement are false.

         8._______That  the  Owner  has  reviewed  the  restrictions  set  forth  on the  face of the  Class R[-__]
Certificates  and the  provisions  of  Section 5.02(f)  of the  Pooling  and  Servicing  Agreement  under which the
Class R[-__]  Certificates  were  issued (in  particular,  clause (iii)(A) and  (iii)(B) of  Section 5.02(f)  which authorize the Trustee to deliver  payments to a person other than the Owner and  negotiate a mandatory  sale by the
Trustee in the event the Owner holds such  Certificates  in  violation  of  Section 5.02(f)).  The Owner  expressly agrees to be bound by and to comply with such restrictions and provisions.

         9._______That the Owner  consents to any  additional  restrictions  or  arrangements  that shall be deemed necessary  upon  advice  of  counsel  to  constitute  a  reasonable  arrangement  to ensure  that the  Class R[-__]
Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

         10.      The Owner's Taxpayer Identification Number is ________________.

         11.      This  affidavit and agreement  relates only to the  Class R[-__]  Certificates  held by the Owner and not to any  other  holder  of the  Class R[-__]  Certificates.  The  Owner  understands  that  the  liabilities described herein relate only to the Class R[-__] Certificates.

         12.      That no purpose of the Owner  relating to the  transfer of any of the  Class R[-__]  Certificates by the Owner is or will be to impede the  assessment or collection of any tax; in making this  representation,  the
Owner warrants that the Owner is familiar with (i) Treasury  Regulation  Section 1.860E-1(c)  and recent amendments thereto,  effective as of July 19,  2002, and (ii) the  preamble  describing the adoption of the amendments to such regulation, which is attached hereto as Exhibit 1.

         13.      That the Owner has no present  knowledge or expectation  that it will be unable to pay any United
States taxes owed by it so long as any of the Certificates  remain  outstanding.  In this regard,  the Owner hereby represents to and for the benefit of the person from whom it acquired the  Class R[-__]  Certificate that the Owner intends  to pay  taxes  associated  with  holding  such  Class R[-  __]  Certificate  as  they  become  due,  fully understanding  that it may  incur  tax  liabilities  in  excess of any cash  flows  generated  by the  Class R[-__]
Certificate.

         14.      That the Owner has no present  knowledge or expectation  that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R[-__] Certificates remain outstanding.

         15.      (a) The  Owner  is not  an  employee  benefit  plan  or  other  plan  subject  to the  prohibited transaction  provisions  of the  Employee  Retirement  Income  Security  Act of  1974,  as  amended  ("ERISA"),  or
Section 4975  of the Code (each,  an "ERISA Plan"),  or any person  (including,  without  limitation,  an insurance company  investing its general account,  an investment  manager,  a named fiduciary or a trustee of any ERISA Plan)
who is using plan assets,  within the meaning of the  U.S. Department of Labor regulation  promulgated at 29 C.F.R.
ss. 2510.3-101  as modified by Section 3(42) of ERISA,  of any ERISA Plan (each,  an "ERISA Plan Investor") to effect such acquisition; or

                  (b) The Owner has provided the Trustee,  the  Depositor  and the Master  Servicer with an opinion of counsel  acceptable  to and in form and  substance  satisfactory  to the Trustee,  the  Depositor and the Master
Servicer to the effect that the purchase and holding of  Certificates  is permissible  under  applicable  law, will not constitute or result in any non-exempt  prohibited  transaction  under  Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any subsequent  enactments) and will not subject the Trustee,  the Depositor or the Master  Servicer to any  obligation  or  liability  (including  obligations  or  liabilities  under ERISA or
Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement,  which opinion of counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

         In addition,  the Owner hereby  certifies,  represents and warrants to, and covenants with, the Depositor, the Trustee and the Master  Servicer  that the  Purchaser  will not transfer such  Certificates  to any  transferee unless either such transferee meets the requirements set forth in either (a) or (b) above.

         Capitalized  terms used but not  defined  herein  shall have the  meanings  assigned  in the  Pooling  and
Servicing Agreement.

         IN WITNESS  WHEREOF,  the Owner has caused this  instrument to be executed on its behalf,  pursuant to the authority of its Board of  Directors,  by its [Title of Officer] and its  corporate  seal to be hereunto  attached, attested by its [Assistant] Secretary, this _______ day of _______________________, 200____.

                                                     [NAME OF OWNER]

                                                     By:___________________________________________________________
                                                     [Name of Officer]
                                                     [Title of Officer]
[Corporate Seal]

ATTEST:

________________________________
[Assistant] Secretary

         Personally  appeared  before me the  above-named  [Name of Officer],  known or proved to me to be the same person who executed the foregoing  instrument and to be the [Title of Officer] of the Owner,  and  acknowledged  to me that he executed the same as his free act and deed and the free act and deed of the Owner.

         Subscribed and sworn before me this ____ day of _____________, 200 ___.

                                                     NOTARY PUBLIC

                                                     COUNTY OF_____________________________________________________

                                                     STATE OF______________________________________________________

                                                     My Commission expires the _____ day of ___________________,
                                                     20____ .

                                                     EXHIBIT 1

                                            DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98

Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

         SUMMARY:  This  document  contains  final  regulations  relating to safe harbor  transfers of  noneconomic residual interests in real estate mortgage investment  conduits (REMICs).  The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES:  Effective Date: These regulations are effective July 19, 2002.

Applicability Date:  For dates of applicability, see Sec. 1.860E-(1)(c)(10).

FOR FURTHER INFORMATION CONTACT:  Courtney Shepardson at (202) 622-3940 (not a toll-free number).

                                            SUPPLEMENTARY INFORMATION:

         Paperwork Reduction Act

         The  collection of information  in this final rule has been reviewed and,  pending  receipt and evaluation of public  comments,  approved  by the Office of  Management  and Budget  (OMB) under 44 U.S.C.  3507 and  assigned control number 1545-1675.

         The collection of  information in this  regulation is in Sec.  1.860E - 1(c)(5)(ii).  This  information is required to enable the IRS to verify that a taxpayer is  complying  with the  conditions  of this  regulation.  The collection of  information  is mandatory and is required.  Otherwise,  the taxpayer will not receive the benefit of safe harbor  treatment as provided in the regulation.  The likely  respondents are businesses and other  for-profit institutions.

         Comments on the  collection of information  should be sent to the Office of Management  and Budget,  Attn:
Desk Officer for the Department of the Treasury,  Office of Information  and Regulatory  Affairs,  Washington,  DC,
20503,  with  copies  to  the  Internal  Revenue  Service,  Attn: IRS  Reports  Clearance  Officer,  W:CAR:MP:FP:S,
Washington,  DC 20224.  Comments  on the  collection  of  information  should be received by  September  17,  2002.
Comments are specifically requested concerning:

         Whether the  collection of  information  is necessary for the proper  performance  of the functions of the
Internal  Revenue  Service,  including  whether the information  will have practical  utility;  The accuracy of the estimated burden associated with the collection of information (see below);

         How the quality, utility, and clarity of the information to be collected may be enhanced;

         How the burden of complying  with the collection of information  may be minimized,  including  through the application of automated collection techniques or other forms of information technology; and

         Estimates of capital or start-up  costs and costs of  operation,  maintenance,  and purchase of service to provide information.

         An agency  may not  conduct or  sponsor,  and a person is not  required  to respond  to, a  collection  of information unless it displays a valid control number assigned by the Office of Management and Budget.

         The estimated total annual reporting  burden is 470 hours,  based on an estimated number of respondents of
470 and an estimated average annual burden hours per respondent of one hour.

         Books or records  relating to a collection of  information  must be retained as long as their contents may become  material  in the  administration  of any  internal  revenue  law.  Generally,  tax  returns  and tax return information are confidential, as required by 26 U.S.C. 6103.

                                                    BACKGROUND

         This  document  contains  final  regulations  regarding  the proposed  amendments  to  26 CFR part 1 under section 860E  of the  Internal  Revenue  Code  (Code).  The  regulations  provide the  circumstances  under which a transferor of a noneconomic REMIC residual interest meeting the investigation and  representation  requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.

         Final regulations  governing REMICs,  issued in 1992,  contain rules governing the transfer of noneconomic
REMIC residual  interests.  In general,  a transfer of a noneconomic  residual  interest is disregarded for all tax purposes  if a  significant  purpose of the  transfer  is to enable the  transferor  to impede  the  assessment  or collection  of tax. A purpose to impede the  assessment or  collection  of tax (a wrongful  purpose)  exists if the transferor,  at the time of the transfer,  either knew or should have known that the transferee  would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.

         Under a safe harbor,  the transferor of a REMIC  noneconomic  residual  interest is presumed not to have a wrongful purpose if two requirements are satisfied:  (1) the transferor conducts a reasonable  investigation of the transferee's financial condition (the investigation  requirement);  and (2) the transferor secures a representation from the transferee to the effect that the transferee  understands  the tax  obligations  associated with holding a residual interest and intends to pay those taxes (the representation requirement).

         The IRS and Treasury have been concerned that some  transferors of noneconomic  residual  interests  claim they  satisfy  the safe harbor  even in  situations  where the  economics  of the  transfer  clearly  indicate  the transferee  is  unwilling  or unable to pay the tax  associated  with holding the  interest.  For this  reason,  on
February  7,  2000,  the IRS  published  in the  Federal  Register  (65 FR 5807) a notice  of  proposed  rulemaking
(REG-100276-97;  REG-122450-98) designed to clarify the safe harbor by adding the "formula test," an economic test.
The proposed  regulation  provides that the safe harbor is unavailable  unless the present value of the anticipated tax  liabilities  associated  with holding the residual  interest does not exceed the sum of: (1) The present value of any  consideration  given to the  transferee  to acquire the  interest;  (2) the  present  value of the expected future  distributions  on the interest;  and (3) the present value of the  anticipated tax savings  associated with holding the interest as the REMIC generates losses.

         In January 2001,  the IRS published  Rev. Proc.  2001-12  (2001-3 I.R.B.  335) to set forth an alternative safe  harbor  that  taxpayers  could  use  while  the IRS and the  Treasury  considered  comments  on the  proposed regulations.  Under the  alternative  safe harbor,  if a transferor  meets the  investigation  requirement  and the representation  requirement  but the transfer  fails to meet the formula test,  the  transferor may invoke the safe harbor if the  transferee  meets a two- prong test (the asset test). A transferee  generally  meets the first prong of this test if, at the time of the  transfer,  and in each of the two years  preceding  the year of transfer,  the transferee's gross assets exceed $100 million and its net assets exceed $10 million.  A transferee  generally meets the second prong of this test if it is a domestic,  taxable  corporation  and agrees in writing not to transfer the interest to any person other than another  domestic,  taxable  corporation  that also satisfies the requirements of the asset test. A transferor  cannot rely on the asset test if the transferor  knows,  or has reason to know,  that the transferee  will not comply with its written  agreement to limit the  restrictions  on subsequent  transfers of the  residual  interest.  Rev.  Proc. 2001-12  provides  that the asset test fails to be satisfied in the case of a transfer  or  assignment  of a  noneconomic  residual  interest  to a  foreign  branch  of  an  otherwise  eligible transferee.  If such a transfer or assignment  were  permitted,  a corporate  taxpayer might seek to claim that the provisions of an applicable  income tax treaty would  resource  excess  inclusion  income as foreign source income, and that, as a consequence,  any U.S. tax liability  attributable to the excess inclusion income could be offset by foreign tax  credits.  Such a claim would  impede the  assessment  or  collection  of U.S. tax on excess  inclusion income,  contrary to the  congressional  purpose of assuring  that such income will be taxable in all events.  See,
e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the Code.

         The Treasury and the IRS have learned that certain taxpayers  transferring  noneconomic residual interests to foreign  branches  have  attempted to rely on the formula  test to obtain safe harbor  treatment in an effort to impede the assessment or collection of U.S. tax on excess  inclusion  income.  Accordingly,  the final  regulations provide that if a noneconomic  residual interest is transferred to a foreign permanent  establishment or fixed base of a  U.S. taxpayer,  the  transfer is not eligible  for safe harbor  treatment  under either the asset test or the formula test. The final  regulations  also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.

         Section 1.860E  -1(c)(8) provides  computational  rules that a taxpayer may use to qualify for safe harbor status under the formula test.  Section 1.860E-1(c)(8)(i) provides  that the transferee is presumed to pay tax at a rate equal to the highest rate of tax  specified in  section 11(b).  Some  commentators  were  concerned  that this presumed  rate of  taxation  was too high  because  it does not take into  consideration  taxpayers  subject to the alternative  minimum tax rate.  In light of the comments  received,  this  provision  has been amended in the final regulations to allow certain  transferees that compute their taxable income using the alternative  minimum tax rate to use the alternative minimum tax rate applicable to corporations.

         Additionally,  Sec.  1.860E-1(c)(8)(iii) provides  that the present  values in the formula  test are to be computed using a discount rate equal to the  applicable  Federal  short-term  rate  prescribed by  section 1274(d).
This is a change from the proposed  regulation and Rev.  Proc. 2001-12.  In those publications the provision stated
that  "present  values are  computed  using a discount  rate equal to the  applicable  Federal rate  prescribed  in section 1274(d)  compounded  semiannually"  and that "[a] lower  discount  rate may be used if the  transferee  can demonstrate  that it regularly  borrows,  in the course of its trade or business,  substantial  funds at such lower rate from an  unrelated  third  party."  The IRS and the  Treasury  Department  have  learned  that,  based on this provision,  certain  taxpayers have been  attempting to use  unrealistically  low or zero interest rates to satisfy the formula test,  frustrating  the intent of the test.  Furthermore,  the Treasury  Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add  unnecessary  complexity to the safe harbor.  As a result,  the rule in the  proposed  regulations  that  permits a  transferee  to use a lower discount rate, if the transferee can demonstrate that it regularly  borrows  substantial  funds at such lower rate, is not included in the final  regulations;  and the Federal short-term rate has been substituted for the applicable
Federal  rate.  To  simplify  taxpayers'  computations,  the final  regulations  allow use of any of the  published short-term rates,  provided that the present values are computed with a corresponding  period of compounding.  With the  exception of the  provisions  relating to transfers to foreign  branches,  these  changes  generally  have the proposed  applicability  date of February 4, 2000,  but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August 19, 2002.

Effect on Other Documents

         Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in
REMICs occurring on or after August 19, 2002.

Special Analyses

         It is  hereby  certified  that  these  regulations  will  not  have a  significant  economic  impact  on a substantial  number  of  small  entities.  This  certification  is based on the  fact  that it is  unlikely  that a substantial  number of small  entities will hold REMIC  residual  interests.  Therefore,  a Regulatory  Flexibility
Analysis under the Regulatory  Flexibility  Act (5 U.S.C.  chapter 6) is not required.  It has been determined that this Treasury  decision is not a significant  regulatory action as defined in Executive Order 12866.  Therefore,  a regulatory  assessment  is not  required.  It also has been  determined  that  sections  553(b) and  553(d)  of the
Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

         The principal author of these regulations is Courtney  Shepardson.  However,  other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

         Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

         Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

         Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1-INCOME TAXES

         Paragraph 1. The authority citation for part 1 continues to read in part as follows:

         Authority: 26 U.S.C. 7805 * * *

                                                    EXHIBIT I-2

                                          FORM OF TRANSFEROR CERTIFICATE

                                                              __________________, 200__

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

LaSalle Bank National Association
Global Securities and Trust Services
135 S. LaSalle Street, Suite 1511
Chicago, IL 60603
Attn: Structured Finance/RAAC Series 2007-SP3

                  Re:      Mortgage Asset-Backed Pass-Through Certificates,
                           RAAC Series 2007-SP3, Class R-[   ]

Ladies and Gentlemen:

                  This    letter    is    delivered    to   you   in    connection    with    the    transfer    by
_______________________________   (the   "Seller")  to   _______________________________   (the   "Purchaser")   of
$_____________  Initial Certificate  Principal Balance of Mortgage  Asset-Backed  Pass-Through  Certificates,  RAAC
Series  2007-SP3,  Class R-[__]  (the  "Certificates"),  pursuant to  Section 5.02  of the  Pooling  and  Servicing
Agreement (the "Pooling and Servicing  Agreement"),  dated as of September 1, 2007 among Residential Asset Mortgage
Products,  Inc., as seller (the "Depositor"),  Residential  Funding Company,  LLC, as master servicer,  and LaSalle
Bank National  Association,  as trustee and  supplemental  interest trust trustee (the "Trustee" and  "Supplemental
Interest Trust  Trustee",  respectively).  All terms used herein and not otherwise  defined shall have the meanings set forth in the Pooling and Servicing  Agreement.  The Seller hereby  certifies,  represents  and warrants to, and covenants with, the Depositor and the Trustee that:

                  1.       No purpose of the Seller  relating to the transfer of the  Certificate  by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

                  2.       The Seller  understands  that the  Purchaser has delivered to the Trustee and the Master
Servicer a transfer  affidavit  and  agreement  in the form  attached  to the Pooling and  Servicing  Agreement  as
[Exhibit H-1].  The Seller does not know or believe that any representation contained therein is false.

                  3.       The Seller has at the time of the transfer  conducted a reasonable  investigation of the financial condition of the Purchaser as contemplated by Treasury  Regulations  Section 1.860E-1(c)(4)(i) and,  as a
result of that  investigation,  the Seller has  determined  that the Purchaser has  historically  paid its debts as they become due and has found no  significant  evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future.  The Seller  understands  that the  transfer of a Class R  Certificate  may not be  respected  for United  States  income tax  purposes  (and the Seller may  continue  to be liable for United
States income taxes associated therewith) unless the Seller has conducted such an investigation.

                  4.       The Seller has no actual  knowledge  that the  proposed  Purchaser  is not both a United
States Person and a Permitted Transferee.

                                                     Very truly yours,

                                                     _______________________________________
                                                     (Seller)

                                                     By:____________________________________
                                                     Name:_________________________________
                                                     Title:__________________________________

                                                     EXHIBIT J

                                      FORM OF INVESTOR REPRESENTATION LETTER

                                               ______________, 20__

Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

LaSalle Bank National Association
Global Securities and Trust Services
135 S. LaSalle Street, Suite 1511
Chicago, IL 60603
Attn: Structured Finance/RAAC Series 2007-SP3

Residential Funding Company, LLC
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Asset Mortgage Products, Inc., RAAC Series 2007-SP3

                  Re:      Mortgage Asset-Backed Pass-Through Certificates,
                           RAAC Series 2007-SP3, Class [   ]

Ladies and Gentlemen:

                  _________________________      (the      "Purchaser")      intends     to      purchase      from
___________________________  (the  "Seller")  $____________  Initial  Certificate  Principal  Balance  of  Mortgage
Asset-Backed Pass-Through Certificates, RAAC Series 2007-SP3, Class [___] (the "Certificates"),  issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing  Agreement"),  dated as of September 1, 2007, among
Residential  Asset Mortgage  Products,  Inc., as seller (the  "Depositor"),  Residential  Funding Company,  LLC, as
master  servicer  (the "Master  Servicer"),  and LaSalle Bank  National  Association,  as trustee and  supplemental interest trust trustee (the "Trustee" and  "Supplemental  Interest Trust  Trustee",  respectively).  All terms used herein and not  otherwise  defined shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The
Purchaser  hereby  certifies,  represents and warrants to, and covenants  with, the Depositor,  the Trustee and the
Master Servicer that:

                   1.      The  Purchaser  understands  that  (a) the  Certificates  have  not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state  securities law, (b) the Depositor is not required to so register or qualify the  Certificates,  (c) the Certificates may be resold  only if  registered  and  qualified  pursuant  to the  provisions  of the Act or any state securities  law, or if an exemption  from such  registration  and  qualification  is  available,  (d) the
          Pooling and Servicing Agreement contains restrictions  regarding the transfer of the Certificates and (e)
          the Certificates will bear a legend to the foregoing effect.

                   2.      The  Purchaser is acquiring the  Certificates  for its own account for  investment  only and not with a view to or for sale in connection with any  distribution  thereof in any manner that would violate the Act or any applicable state securities laws.

                   3.      The Purchaser is (a) a  substantial,  sophisticated  institutional  investor having such knowledge and experience in financial and business matters,  and, in particular,  in such matters related to securities similar to the Certificates,  such that it is capable of evaluating the merits and risks of investment in the  Certificates,  (b) able to bear the economic  risks of such an  investment  and (c) an
          "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                   4.      The Purchaser  has been  furnished  with,  and has had an  opportunity  to review (a) [a copy of the Private Placement Memorandum,  dated ___________________,  20__, relating to the Certificates
          (b)] a copy of the Pooling and Servicing  Agreement  and [b] [c] such other  information  concerning  the
          Certificates,  the Mortgage  Loans and the  Depositor as has been  requested  by the  Purchaser  from the
          Depositor or the Seller and is relevant to the  Purchaser's  decision to purchase the  Certificates.  The
          Purchaser has had any questions  arising from such review  answered by the Depositor or the Seller to the satisfaction  of the Purchaser.  [If the Purchaser did not purchase the  Certificates  from the Seller in connection with the initial  distribution of the Certificates and was provided with a copy of the Private
          Placement  Memorandum  (the  "Memorandum")  relating to the original  sale (the  "Original  Sale") of the
          Certificates by the Depositor,  the Purchaser acknowledges that such Memorandum was provided to it by the
          Seller,  that the Memorandum was prepared by the Depositor solely for use in connection with the Original
          Sale and the Depositor did not  participate in or facilitate in any way the purchase of the  Certificates by the Purchaser  from the Seller,  and the  Purchaser  agrees that it will look solely to the Seller and not to the Depositor with respect to any damage,  liability,  claim or expense arising out of,  resulting from or in  connection  with  (a) error  or  omission,  or alleged  error or  omission,  contained in the
          Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

                   5.      The  Purchaser  has not and  will not nor has it  authorized  or will it  authorize  any person to (a) offer,  pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any
          Certificate or any other similar  security to any person in any manner,  (b) solicit  any offer to buy or to accept a pledge, disposition of other transfer of any Certificate,  any interest in any Certificate or any other  similar  security  from any person in any manner,  (c)  otherwise  approach or negotiate  with respect to any  Certificate,  any interest in any  Certificate  or any other  similar  security  with any person in any manner, (d) make any general  solicitation by means of general  advertising or in any other manner or (e) take any other  action,  that (as to any of  (a) through  (e)  above)  would  constitute  a distribution  of any  Certificate  under the Act, that would render the  disposition of any Certificate a violation of Section 5 of the Act or any state  securities  law, or that would  require  registration  or qualification  pursuant  thereto.  The  Purchaser  will  not  sell  or  otherwise  transfer  any  of  the
          Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                   6.      The Purchaser  hereby  certifies,  represents  and warrants to, and  covenants  with the
          Depositor, the Trustee and the Master Servicer that the following statements in (a) or (b) are correct:

                   (a) The  Purchaser  is not an  employee  benefit  plan or other plan  subject to the  prohibited transaction  provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"),  or
          Section 4975 of the Internal  Revenue Code of 1986, as amended (the "Code") (each,  an "ERISA Plan"),  or any person  (including,  without  limitation,  an insurance  company  investing its general  account,  an investment  manager,  a named fiduciary or a trustee of any ERISA Plan) who is using plan assets,  within the meaning of the U.S. Department of Labor ("DOL") regulation promulgated at 29 C.F.R.ss. 2510.3-101, as modified by Section 3(42) of ERISA,  of any ERISA Plan (each, an "ERISA Plan  Investor"),  to effect such acquisition;

                   (b) The  Purchaser  has provided the Trustee,  the  Depositor  and the Master  Servicer  with an opinion of counsel  acceptable to and in form and substance  satisfactory  to the Trustee,  the Depositor and the Master  Servicer to the effect that the purchase and holding of the  Certificates  is permissible under  applicable  law,  will not  constitute  or result in a  non-exempt  prohibited  transaction  under
          Section 406  of  ERISA  or  Section 4975  of  the  Code  (or  comparable  provisions  of  any  subsequent enactments),  and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability  (including  obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement,  which opinion of counsel shall not be an expense of the Trustee,  the
          Depositor or the Master Servicer.

                   In addition,  the Purchaser  hereby  certifies,  represents and warrants to, and covenants with, the  Depositor,  the  Trustee  and the  Master  Servicer  that  the  Purchaser  will  not  transfer  such
          Certificates to any transferee  unless such transferee  meets the requirements set forth in either (a) or
          (b) above.

                                                     Very truly yours,

                                                     ________________________________________
                                                     (Purchaser)

                                                     By:_____________________________________
                                                     Name:__________________________________
                                                     Title:___________________________________

                                                     EXHIBIT K

                                     FORM OF TRANSFEROR REPRESENTATION LETTER

                                                    ______, 2__

Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

LaSalle Bank National Association
Global Securities and Trust Services
135 S. LaSalle Street, Suite 1511
Chicago, IL 60603
Attn: Structured Finance/RAAC Series 2007-SP3

                  Re:      Mortgage Asset-Backed Pass-Through Certificates,
                           RAAC Series 2007-SP3, Class [   ]

Ladies and Gentlemen:

                  In  connection  with  the  sale  by                (the  "Seller")  to                       (the
"Purchaser")  of  $____________  Initial  Certificate  Principal  Balance  of  Mortgage  Asset-Backed  Pass-Through
Certificates,  RAAC Series 2007-SP3, Class [__] (the "Certificates"),  issued pursuant to the Pooling and Servicing
Agreement  (the  "Pooling  and  Servicing  Agreement"),  dated as of  September 1, 2007,  among  Residential  Asset
Mortgage Products,  Inc., as seller (the "Depositor"),  Residential Funding Company,  LLC, as master servicer,  and
LaSalle  Bank  National  Association,  as trustee and  supplemental  interest  trust  trustee  (the  "Trustee"  and
"Supplemental Interest Trust Trustee",  respectively), the Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

                  Neither the Seller nor anyone acting on its behalf has (a) offered,  pledged,  sold,  disposed of or otherwise  transferred any  Certificate,  any interest in any  Certificate or any other similar  security to any person in any manner,  (b) has  solicited any offer to buy or to accept a pledge,  disposition or other transfer of any Certificate,  any interest in any Certificate or any other similar security from any person in any manner,  (c)
has otherwise  approached or negotiated  with respect to any  Certificate,  any interest in any  Certificate or any other similar  security with any person in any manner,  (d) has made any general  solicitation  by means of general advertising or in any other manner,  or (e) has taken any other action,  that (as to any of (a) through  (e) above)
would  constitute a distribution  of the  Certificates  under the  Securities  Act of 1933 (the "Act"),  that would render the  disposition  of any  Certificate  a violation of Section 5 of the Act or any state  securities  law, or that would require  registration  or  qualification  pursuant  thereto.  The Seller will not act, in any manner set forth  in the  foregoing  sentence  with  respect  to any  Certificate.  The  Seller  has not and  will not sell or otherwise  transfer any of the Certificates,  except in compliance with the provisions of the Pooling and Servicing
Agreement.

                                                     Very truly yours,

                                                     _______________________________________
                                                     (Seller)

                                                     By:____________________________________
                                                     Name:_________________________________
                                                     Title:__________________________________

                                                     EXHIBIT L

                                    TEXT OF AMENDMENT TO POOLING AND SERVICING
                                   AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                                 LIMITED GUARANTY

                                                   ARTICLE XIII

                              Subordinate Certificate Loss Coverage; Limited Guaranty

                  Section 13.01.   Subordinate  Certificate  Loss  Coverage;   Limited  Guaranty.   (a) Subject  to
subsection (c)  below,  prior to the later of the third Business Day prior to each Distribution Date or the related
Determination  Date, the Master  Servicer shall  determine  whether it or any  Subservicer  will be entitled to any reimbursement  pursuant  to  Section 4.02(a) on  such  Distribution  Date  for  Advances  or  Subservicer  Advances
previously made,  (which will not be Advances or Subservicer  Advances that were made with respect to delinquencies which were  subsequently  determined to be Excess  Special Hazard Losses,  Excess Fraud Losses,  Excess  Bankruptcy
Losses or Extraordinary  Losses) and, if so, the Master Servicer shall demand payment from  Residential  Funding of an amount equal to the amount of any Advances or Subservicer  Advances reimbursed  pursuant to Section 4.02(a),  to the extent such Advances or  Subservicer  Advances have not been included in the amount of the Realized Loss in the related  Mortgage Loan, and shall distribute the same to the Class SB  Certificateholders  in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

                  (b)      Subject to subsection (c)  below,  prior to the later of the third Business Day prior to each  Distribution  Date or the  related  Determination  Date,  the Master  Servicer  shall  determine  whether any
Realized  Losses (other than Excess  Special  Hazard  Losses,  Excess  Bankruptcy  Losses,  Excess Fraud Losses and
Extraordinary  Losses) will be  allocated  to the  Class SB  Certificates  on such  Distribution  Date  pursuant to
Section 4.05,  and, if so, the Master Servicer shall demand payment from Residential  Funding of the amount of such
Realized  Loss and shall  distribute  the same to the  Class SB  Certificateholders  in the same  manner as if such amount were to be distributed  pursuant to Section 4.02(a);  provided,  however,  that the amount of such demand in respect  of any  Distribution  Date  shall in no event be  greater  than the sum of  (i) the  additional  amount of
Accrued  Certificate  Interest that would have been paid for the Class SB  Certificateholders  on such Distribution
Date had such  Realized  Loss or Losses not occurred  plus  (ii) the  amount of the  reduction  in the  Certificate
Principal  Balances of the Class SB  Certificates  on such  Distribution  Date due to such Realized Loss or Losses.
Notwithstanding  such payment,  such Realized  Losses shall be deemed to have been borne by the  Certificateholders for purposes of  Section 4.05.  Excess Special Hazard Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses and
Extraordinary  Losses  allocated to the Class SB  Certificates  will not be covered by the Subordinate  Certificate
Loss Obligation.

                  (c)      Demands for payments  pursuant to this  Section shall  be made prior to the later of the third Business Day prior to each  Distribution Date or the related  Determination  Date by the Master Servicer with written  notice  thereof to the  Trustee.  The maximum  amount that  Residential  Funding  shall be required to pay pursuant  to this  Section on  any  Distribution  Date (the  "Amount  Available")  shall be equal to the  lesser of
(X)                 minus the sum of (i) all  previous  payments  made under  subsections  (a) and  (b) hereof  and
(ii) all draws under the Limited  Guaranty made in lieu of such payments as described below in  subsection (d)  and
(Y) the then outstanding  Certificate Principal Balances of the Class SB Certificates,  or such lower amount as may be established  pursuant to  Section 13.02.  Residential  Funding's  obligations  as described in this  Section are referred to herein as the "Subordinate Certificate Loss Obligation."

                  (d)      The Trustee  will  promptly  notify GMAC LLC of any  failure of  Residential  Funding to make any payments  hereunder and shall demand payment  pursuant to the limited  guaranty (the "Limited  Guaranty"), executed by GMAC LLC, of Residential  Funding's  obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the  Amount  Available  and  (ii) such  required  payments,  by delivering to GMAC LLC a written  demand for payment by wire  transfer,  not later than the second  Business  Day prior to the  Distribution
Date for such month, with a copy to the Master Servicer.

                  (e)      All  payments  made by  Residential  Funding  pursuant to this  Section or  amounts paid under the Limited  Guaranty  shall be  deposited  directly in the  Certificate  Account,  for  distribution  on the
Distribution Date for such month to the Class SB Certificateholders.

                  (f)      The Depositor shall have the option,  in its sole  discretion,  to substitute for either or both of the Limited Guaranty or the Subordinate  Certificate Loss Obligation  another  instrument in the form of a corporate guaranty,  an irrevocable letter of credit, a surety bond,  insurance policy or similar instrument or a reserve fund;  provided that (i) the  Depositor  obtains (subject to the provisions of  Section 10.01(f)  as if the
Depositor  was  substituted  for the Master  Servicer  solely for the  purposes  of such  provision)  an Opinion of
Counsel  (which  need not be an opinion of  Independent  counsel)  to the effect  that  obtaining  such  substitute corporate guaranty,  irrevocable letter of credit,  surety bond,  insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund,  including without limitation,  any federal  tax imposed on  "prohibited  transactions"  under  Section 860(F)(a)(1) of  the Code or on  "contributions after the  startup  date"  under  Section 860(G)(d)(1) of  the Code or  (b) the  Trust Fund to fail to qualify as a
REMIC at any time that any Certificate is outstanding,  and (ii) no such substitution  shall be made unless (A) the substitute  Limited Guaranty or Subordinate  Certificate Loss Obligation is for an initial amount not less than the then  current  Amount  Available  and  contains  provisions  that are in all material  respects  equivalent  to the original  Limited  Guaranty or Subordinate  Certificate  Loss  Obligation  (including  that no portion of the fees, reimbursements or other  obligations under any such instrument will be borne by the Trust Fund),  (B) the long term debt obligations of any obligor of any substitute  Limited Guaranty or Subordinate  Certificate Loss Obligation (if
not supported by the Limited  Guaranty)  shall be rated at least the lesser of (a) the rating of the long term debt obligations  of GMAC LLC as of the date of  issuance of the Limited  Guaranty  and (b) the  rating of the long term debt obligations of GMAC LLC at the date of such  substitution and (C) the Depositor  obtains written  confirmation from each  nationally  recognized  credit rating agency that rated the Class SB  Certificates at the request of the
Depositor  that such  substitution  shall not lower the  rating on the  Class SB  Certificates  below the lesser of
(a) the  then-current  rating  assigned to the Class SB  Certificates  by such rating  agency and (b) the  original rating  assigned to the Class SB  Certificates by such rating agency.  Any  replacement of the Limited  Guaranty or
Subordinate  Certificate  Loss  Obligation  pursuant to this  Section shall  be accompanied by a written Opinion of
Counsel to the  substitute  guarantor  or obligor,  addressed to the Master  Servicer  and the  Trustee,  that such substitute  instrument  constitutes a legal, valid and binding  obligation of the substitute  guarantor or obligor, enforceable  in  accordance  with its terms,  and  concerning  such other  matters as the Master  Servicer  and the
Trustee shall  reasonably  request.  Neither the Depositor,  the Master Servicer nor the Trustee shall be obligated to  substitute  for or  replace  the  Limited  Guaranty  or  Subordinate  Certificate  Loss  Obligation  under  any circumstance.

                  Section 13.02.  Amendments  Relating to the Limited Guaranty.  Notwithstanding  Sections 11.01 or
13.01:  (i) the  provisions of this Article XIII may be amended,  superseded or deleted,  (ii) the Limited Guaranty or Subordinate  Certificate Loss Obligation may be amended,  reduced or canceled,  and (iii) any other provision of this Agreement which is related or incidental to the matters  described in this  Article XIII may be amended in any manner; in each case by written  instrument  executed or consented to by the Depositor and Residential  Funding but without the consent of any  Certificateholder  and without the consent of the Master  Servicer or the Trustee being required unless any such amendment  would impose any additional  obligation on, or otherwise  adversely  affect the interests of, the Master  Servicer or the Trustee,  as applicable;  provided that the Depositor shall also obtain a letter from each  nationally  recognized  credit rating agency that rated the Class SB  Certificates at the request of the Depositor to the effect that such amendment,  reduction,  deletion or cancellation will not lower the rating on  the  Class SB  Certificates  below  the  lesser  of  (a) the  then-current  rating  assigned  to  the  Class SB
Certificates  by such rating  agency and (b) the  original  rating  assigned to the Class SB  Certificates  by such rating agency,  unless (A) the Holder of 100% of the Class SB  Certificates is Residential  Funding or an Affiliate
of Residential  Funding,  or (B) such  amendment,  reduction,  deletion or  cancellation is made in accordance with
Section 11.01(e)  and, provided further that the Depositor  obtains (subject to the provisions of  Section 10.01(f)
as if the Depositor was  substituted for the Master  Servicer  solely for the purposes of such  provision),  in the case of a material  amendment  or  supersession  (but not a  reduction,  cancellation  or  deletion  of the Limited
Guaranty or the Subordinate  Certificate Loss  Obligation),  an Opinion of Counsel (which need not be an opinion of
Independent  counsel) to the effect that any such amendment or  supersession  will not cause either (a) any federal tax to be imposed  on the Trust  Fund,  including  without  limitation,  any  federal  tax  imposed on  "prohibited
transactions"  under   Section 860F(a)(1) of   the  Code  or  on  "contributions  after  the  startup  date"  under
Section 860G(d)(1) of  the  Code or  (b) the  Trust  Fund to fail to  qualify  as a  REMIC  at any  time  that  any
Certificate  is  outstanding.  A copy of any such  instrument  shall be  provided  to the  Trustee  and the  Master
Servicer together with an Opinion of Counsel that such amendment complies with this Section 13.02.

                                                     EXHIBIT M

                                             FORM OF LIMITED GUARANTY

                                     RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                                  Mortgage Asset-Backed Pass-Through Certificates
                                               RAAC Series 2007-SP3

                                                              _______, 200__

LaSalle Bank National Association
Global Securities and Trust Services
135 S. LaSalle Street, Suite 1511
Chicago, IL 60603
Attn: Structured Finance/RAAC Series 2007-SP3

Ladies and Gentlemen:

                  WHEREAS,  Residential  Funding Company,  LLC, a Delaware limited liability company  ("Residential
Funding"),  an indirect wholly-owned  subsidiary of GMAC LLC, a Delaware limited liability company ("GMAC"),  plans to incur certain  obligations as described under  Section 13.01 of the Pooling and Servicing  Agreement dated as of
September  1,  2007,  (the  "Servicing   Agreement"),   among  Residential  Asset  Mortgage  Products,   Inc.  (the
"Depositor"),  Residential  Funding and LaSalle Bank National  Association,  as trustee and  supplemental  interest trust trustee (the "Trustee" and  "Supplemental  Interest Trust  Trustee",  respectively),  as amended by Amendment
No. ___ thereto, dated as of ________, with respect to the Mortgage Asset-Backed  Pass-Through  Certificates,  RAAC
Series 2007-SP3 (the "Certificates"); and

                  WHEREAS,  pursuant to Section 13.01  of the Servicing  Agreement,  Residential  Funding agrees to make payments to the Holders of the Class SB  Certificates  with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

                  WHEREAS,  GMAC desires to provide  certain  assurances with respect to the ability of Residential
Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

                  NOW  THEREFORE,  in  consideration  of the premises  herein  contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

                  1.       Provision  of Funds.  (a) GMAC  agrees to  contribute  and  deposit  in the  Certificate
Account on behalf of  Residential  Funding (or otherwise  provide to  Residential  Funding,  or to cause to be made available  to  Residential  Funding),  either  directly or through a  subsidiary,  in any case prior to the related
Distribution  Date, such moneys as may be required by Residential  Funding to perform its  Subordinate  Certificate
Loss  Obligation  when and as the same arises from time to time upon the demand of the Trustee in  accordance  with
Section 13.01 of the Servicing Agreement.

                  (b)      The agreement set forth in the preceding  clause (a) shall be absolute,  irrevocable and unconditional  and shall not be affected by the  transfer by GMAC or any other  person of all or any part of its or their interest in Residential  Funding, by any insolvency,  bankruptcy,  dissolution or other proceeding  affecting
Residential  Funding or any other person, by any defense or right of counterclaim,  set-off or recoupment that GMAC may have  against  Residential  Funding or any other person or by any other fact or  circumstance.  Notwithstanding the foregoing,  GMAC's obligations under  clause (a) shall  terminate upon the earlier of (x) substitution for this
Limited  Guaranty  pursuant to  Section 13.01(f)  of the Servicing  Agreement,  or (y) the termination of the Trust
Fund pursuant to the Servicing Agreement.

                  2.       Waiver.  GMAC  hereby  waives any failure or delay on the part of  Residential  Funding, the  Trustee  or any other  person in  asserting  or  enforcing  any  rights or in  making  any  claims or  demands hereunder.  Any defective or partial  exercise of any such rights shall not preclude any other or further  exercise of that or any other such right. GMAC further waives demand,  presentment,  notice of default,  protest,  notice of acceptance and any other notices with respect to this Limited Guaranty,  including,  without  limitation,  those of action or nonaction on the part of Residential Funding or the Trustee.

                  3.       Modification,  Amendment  and  Termination.  This  Limited  Guaranty  may  be  modified, amended  or  terminated  only by the  written  agreement  of GMAC and the  Trustee  and only if such  modification, amendment or termination is permitted  under  Section 13.02  of the Servicing  Agreement.  The  obligations of GMAC under  this  Limited  Guaranty  shall  continue  and  remain in effect so long as the  Servicing  Agreement  is not modified or amended in any way that might affect the  obligations of GMAC under this Limited  Guaranty  without the prior written consent of GMAC.

                  4.       Successor.  Except as otherwise  expressly  provided  herein,  the guarantee  herein set forth shall be binding upon GMAC and its respective successors.

                  5.       Governing  Law.  This  Limited  Guaranty  shall be  governed by the laws of the State of
New York without regard to the conflict of law principles  thereof,  other than  Sections 5  1401 and 5 1402 of the
New York General Obligations Law.

                  6.       Authorization  and  Reliance.  GMAC  understands  that a copy of this  Limited  Guaranty shall be delivered to the Trustee in connection  with the  execution of Amendment No. 1 to the Servicing  Agreement and GMAC hereby authorizes the Depositor and the Trustee to rely on the covenants and agreements set forth herein.

                  7.       Definitions.  Capitalized  terms used but not  otherwise  defined  herein shall have the meaning given them in the Servicing Agreement.

                  8.       Counterparts.  This  Limited  Guaranty  may be executed  in any number of  counterparts, each of which  shall be  deemed to be an  original  and such  counterparts  shall  constitute  but one and the same instrument.

                  IN WITNESS  WHEREOF,  GMAC has caused this Limited  Guaranty to be executed and  delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                                     GMAC LLC

                                                     By:___________________________________________________________
                                                     Name:_________________________________________________________
                                                     Title:________________________________________________________
Acknowledged by:

LASALLE BANK NATIONAL ASSOCIATION
as Trustee

By:______________________________________
Name:___________________________________
Title:___________________________________

RESIDENTIAL FUNDING COMPANY, LLC

By:______________________________________
Name:___________________________________
Title:___________________________________

                                                     EXHIBIT N

                           FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                              __________________, 20____

Residential Asset Mortgage
Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

LaSalle Bank National Association
Global Securities and Trust Services
135 S. LaSalle Street, Suite 1511
Chicago, IL 60603
Attn: Structured Finance/RAAC Series 2007-SP3

                  Re:      Mortgage Asset-Backed Pass-Through Certificates,
                           RAAC Series 2007-SP3 Assignment of Mortgage Loan

Ladies and Gentlemen:

                  This letter is delivered to you in  connection  with the  assignment  by  _________________  (the
"Trustee")  to  _______________________  (the  "Lender")  of  _______________  (the  "Mortgage  Loan")  pursuant to
Section 3.13(d)  of the Pooling and  Servicing  Agreement  (the  "Pooling and  Servicing  Agreement"),  dated as of
September 1, 2007,  among  Residential  Asset Mortgage  Products,  Inc., as seller (the  "Depositor"),  Residential
Funding Company,  LLC, as master servicer,  and the Trustee.  All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing  Agreement.  The Lender hereby  certifies,  represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

         (i)    the  Mortgage  Loan is secured  by  Mortgaged  Property  located  in a  jurisdiction  in which an assignment in lieu of  satisfaction  is required to preserve lien priority,  minimize or avoid  mortgage  recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

         (ii)   the substance of the  assignment  is, and is intended to be, a refinancing  of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

         (iii)  the Mortgage Loan following the proposed  assignment  will be modified to have a rate of interest at  least  0.25  percent  below  or above  the  rate of  interest  on such  Mortgage  Loan  prior to such  proposed assignment; and

         (iv)   such assignment is at the request of the borrower under the related Mortgage Loan.

                                                     Very truly yours,

                                                     _________________________________
                                                     (Lender)

                                                     By:______________________________
                                                     Name:___________________________
                                                     Title:____________________________

                                                     EXHIBIT O

                                    FORM OF RULE 144A INVESTMENT REPRESENTATION

                              Description of Rule 144A Securities, including numbers:

                                  _______________________________________________
                                  _______________________________________________
                                  _______________________________________________
                                  _______________________________________________

                  The undersigned  seller, as registered  holder (the "Seller"),  intends to transfer the Rule 144A
Securities described above to the undersigned buyer (the "Buyer").

                  1. In  connection  with such  transfer and in accordance  with the  agreements  pursuant to which the Rule 144A  Securities  were issued,  the Seller hereby  certifies the following  facts:  Neither the Seller nor anyone  acting on its behalf has  offered,  transferred,  pledged,  sold or  otherwise  disposed  of the  Rule 144A
Securities,  any interest in the Rule 144A  Securities or any other similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other disposition of the Rule 144A  Securities,  any interest in the Rule 144A
Securities  or any other  similar  security  from,  or  otherwise  approached  or  negotiated  with  respect to the
Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar security with, any person in any manner, or made any general  solicitation by means of general  advertising or in any other manner, or taken any other action,  that would  constitute a distribution of the Rule 144A  Securities under the Securities Act of 1933, as amended  (the "1933 Act"),  or that would  render the  disposition  of the  Rule 144A  Securities a violation of
Section 5  of the 1933 Act or require  registration  pursuant  thereto,  and that the Seller  has not  offered  the
Rule 144A  Securities to any person other than the Buyer or another "qualified  institutional  buyer" as defined in
Rule 144A under the 1933 Act.

                  2. The Buyer  warrants and represents  to, and covenants  with,  the Seller,  the Trustee and the
Master  Servicer (as defined in the Pooling and Servicing  Agreement  (the  "Agreement"),  dated as of September 1,
2007, among  Residential  Funding Company,  LLC as Master Servicer,  Residential Asset Mortgage  Products,  Inc. as
depositor  pursuant  to  Section 5.02  of the  Agreement  and LaSalle  Bank  National  Association,  as trustee and supplemental  interest trust trustee (the "Trustee" and "Supplemental  Interest Trust Trustee",  respectively),  as follows:

                           a. The Buyer  understands  that the Rule 144A  Securities have not been registered under the 1933 Act or the securities laws of any state.

                           b. The  Buyer  considers  itself a  substantial,  sophisticated  institutional  investor having such knowledge and  experience in financial and business  matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                           c.  The  Buyer  has  been  furnished  with  all  information   regarding  the  Rule 144A
          Securities that it has requested from the Seller, the Trustee or the Master Servicer.

                           d.  Neither  the Buyer  nor  anyone  acting  on its  behalf  has  offered,  transferred, pledged,  sold  or  otherwise  disposed  of the  Rule 144A  Securities,  any  interest  in the  Rule 144A
          Securities or any other similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other disposition of the Rule 144A  Securities,  any interest in the Rule 144A Securities or any other similar  security from, or otherwise  approached or negotiated with respect to the Rule 144A  Securities, any interest in the Rule 144A  Securities or any other similar  security  with, any person in any manner, or made any general  solicitation  by means of general  advertising or in any other manner,  or taken any other action,  that would  constitute a distribution  of the Rule 144A  Securities  under the 1933 Act or that would render the  disposition  of the Rule 144A  Securities a violation of Section 5 of the 1933 Act or require  registration  pursuant  thereto,  nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                           e.  The  Buyer  is a  "qualified  institutional  buyer"  as  that  term  is  defined  in
          Rule 144A  under  the 1933 Act and has  completed  either of the forms of  certification  to that  effect attached  hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in  reliance on  Rule 144A.  The Buyer is acquiring the  Rule 144A  Securities  for its own account or the accounts of other qualified  institutional buyers,  understands that such Rule 144A Securities may be resold, pledged or  transferred  only (i) to a person  reasonably  believed to be a  qualified  institutional  buyer that purchases  for its own account or for the account of a  qualified  institutional  buyer to whom notice is given that the resale,  pledge or transfer is being made in reliance on Rule 144A,  or  (ii) pursuant  to another exemption from registration under the 1933 Act.

                  3.       The Buyer

                           a.  is  not  an  employee   benefit  plan  or  other  plan  subject  to  the  prohibited transaction  provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"),  or
          Section 4975 of the Internal  Revenue Code of 1986, as amended (the "Code") (each,  an "ERISA Plan"),  or any person  (including,  without  limitation,  an insurance  company  investing its general  account,  an investment  manager,  a named fiduciary or a trustee of any ERISA Plan) who is using plan assets,  within the meaning of the U.S. Department of Labor ("DOL") regulation promulgated at 29 C.F.R.ss. 2510.3-101, as modified by Section 3(42) of ERISA,  of any ERISA Plan (each, an "ERISA Plan  Investor"),  to effect such acquisition; or

                           b. has provided the Trustee,  the Depositor  and the Master  Servicer with an opinion of counsel  acceptable  to and in form and  substance  satisfactory  to the Trustee,  the  Depositor and the
          Master  Servicer to the effect that the purchase and holding of the  Certificates  is  permissible  under applicable law, will not constitute or result in any non-exempt prohibited  transaction under Section 406 of ERISA or  Section 4975  of the Code (or comparable  provisions of any subsequent  provisions) and will not subject the Trustee,  the Depositor or the Master Servicer to any obligation or liability  (including obligations or liabilities  under ERISA or Section 4975  of the Code) in addition to those  undertaken in the Pooling and  Servicing  Agreement,  which  opinion of counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

                  4. This  document  may be  executed  in one or more  counterparts  and by the  different  parties hereto on  separate  counterparts,  each of which,  when so  executed,  shall be  deemed  to be an  original;  such counterparts, together, shall constitute one and the same document.

                  IN WITNESS  WHEREOF,  each of the parties  has  executed  this  document as of the date set forth below.

_________________________________                            ___________________________________
Print Name of Seller                                         Print Name of Buyer

By:______________________________                            By:______________________________
Name:___________________________                             Name:___________________________
Title____________________________                            Title____________________________
Taxpayer Identification No.:_____________                    Taxpayer Identification No.:_____________
Date:_______________________________                         Date:_______________________________

                                                                                               ANNEX 1 TO EXHIBIT O

                             QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                              [For Buyers Other Than Registered Investment Companies]

         The undersigned  hereby  certifies as follows in connection with the Rule 144A  Investment  Representation to which this Certification is attached:

         1. As indicated below, the undersigned is the President,  Chief Financial Officer,  Senior Vice  President
or other executive officer of the Buyer.

         2. In  connection  with  purchases by the Buyer,  the Buyer is a "qualified  institutional  buyer" as that term is defined in Rule 144A  under the Securities  Act of 1933  ("Rule 144A")  because  (i) the Buyer owned and/or invested on a discretionary  basis  $____________  in securities  (except for the excluded  securities  referred to below) as of the end of the Buyer's most recent  fiscal year (such  amount  being  calculated  in  accordance  with
Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

___      Corporation,  etc.  The  Buyer is a  corporation  (other  than a bank,  savings  and loan  association  or similar institution),  Massachusetts or similar business trust,  partnership,  or charitable  organization described in Section 501(c)(3) of the Internal Revenue Code.

___      Bank.  The Buyer  (a) is a national  bank or banking  institution  organized  under the laws of any State, territory or the District of Columbia,  the business of which is substantially  confined to banking and is supervised by the State or  territorial  banking  commission  or similar  official or is a foreign bank or equivalent  institution,  and (b) has an audited net worth of at least  $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___      Savings  and Loan.  The Buyer  (a) is a  savings  and loan  association,  building  and loan  association, cooperative  bank,  homestead  association or similar  institution,  which is supervised and examined by a
         State or Federal  authority  having  supervision  over any such  institutions  or is a foreign savings and loan  association or equivalent  institution  and (b) has an audited net worth of at least  $25,000,000 as demonstrated in its latest annual financial statements.

___      Broker-Dealer.  The Buyer is a dealer  registered  pursuant to Section 15 of the  Securities  Exchange Act of 1934.

___      Insurance  Company.  The Buyer is an insurance company whose primary and predominant  business activity is the writing of insurance or the  reinsuring  of risks  underwritten  by insurance  companies  and which is subject  to  supervision  by the  insurance  commissioner  or a similar  official  or agency of a State or territory or the District of Columbia.

___      State  or  Local  Plan.  The  Buyer  is a plan  established  and  maintained  by a  State,  its  political subdivisions,  or any  agency or  instrumentality  of the  State or its  political  subdivisions,  for the benefit of its employees.

___      ERISA  Plan.  The  Buyer is an  employee  benefit  plan  within  the  meaning  of Title I of the  Employee
         Retirement Income Security Act of 1974.

___      Investment  Adviser.  The Buyer is an investment adviser  registered under the Investment  Advisers Act of
         1940.

___      SBIC.  The  Buyer  is  a  Small  Business   Investment   Company  licensed  by  the  U.S. Small   Business
         Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

___      Business   Development   Company.   The  Buyer  is  a   business   development   company   as  defined  in
         Section 202(a)(22) of the Investment Advisers Act of 1940.

___      Trust Fund.  The Buyer is a trust fund whose  trustee is a bank or trust  company  and whose  participants are  exclusively  (a) plans  established  and maintained by a State,  its political  subdivisions,  or any agency or  instrumentality of the State or its political  subdivisions,  for the benefit of its employees, or  (b) employee  benefit plans within the meaning of Title I of the Employee  Retirement  Income Security
         Act of 1974,  but is not a trust fund that  includes as  participants  individual  retirement  accounts or
         H.R. 10 plans.

         3.       The term  "securities"  as used  herein  does not  include  (i) securities  of  issuers  that are affiliated with the Buyer,  (ii) securities  that are part of an unsold  allotment to or subscription by the Buyer, if the Buyer is a  dealer,  (iii) bank  deposit  notes  and  certificates  of  deposit,  (iv) loan  participations,
(v) repurchase  agreements,  (vi) securities  owned but  subject  to a  repurchase  agreement  and  (vii) currency, interest rate and commodity swaps.

         4.       For purposes of  determining  the  aggregate  amount of  securities  owned  and/or  invested on a discretionary  basis by the Buyer,  the Buyer used the cost of such securities to the Buyer and did not include any of the securities  referred to in the preceding  paragraph.  Further,  in determining  such aggregate  amount,  the
Buyer  may have  included  securities  owned by  subsidiaries  of the  Buyer,  but  only if such  subsidiaries  are consolidated with the Buyer in its financial  statements  prepared in accordance with generally accepted accounting principles and if the  investments of such  subsidiaries  are managed under the Buyer's  direction.  However,  such securities were not included if the Buyer is a majority-owned,  consolidated  subsidiary of another  enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

         5.       The Buyer  acknowledges  that it is familiar with Rule 144A and understands that the seller to it and other parties related to the  Certificates  are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

___      ___               Will the Buyer be purchasing the Rule 144A
Yes      No                Securities only for the Buyer's own account?

         6.       If the answer to the foregoing  question is "no",  the Buyer agrees that, in connection  with any purchase of  securities  sold to the Buyer for the account of a third party  (including  any  separate  account) in reliance  on  Rule 144A,  the Buyer  will only  purchase  for the  account  of a third  party that at the time is a
"qualified  institutional  buyer"  within the meaning of  Rule 144A.  In addition,  the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current  representation  letter from such third party or taken other  appropriate  steps  contemplated  by Rule 144A  to conclude  that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

         7.       The Buyer will notify each of the parties to which this  certification  is made of any changes in the information and conclusions  herein.  Until such notice is given, the Buyer's purchase of Rule 144A  Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                                     __________________________________________
                                                     Print Name of Buyer

                                                     By:_______________________________________
                                                     Name:
                                                     Title:

                                                     Date:_____________________________________

                                                                                               ANNEX 2 TO EXHIBIT O

                             QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                               [For Buyers That Are Registered Investment Companies]

                  The  undersigned  hereby  certifies  as  follows  in  connection  with the  Rule 144A  Investment
Representation to which this Certification is attached:

                  1. As indicated below, the undersigned is the President,  Chief Financial  Officer or Senior Vice
President of the Buyer or, if the Buyer is a "qualified  institutional  buyer" as that term is defined in Rule 144A under the  Securities  Act of 1933  ("Rule 144A")  because  Buyer is part of a Family of  Investment  Companies (as defined below), is such an officer of the Adviser.

                  2. In  connection  with  purchases by Buyer,  the Buyer is a "qualified  institutional  buyer" as defined in SEC Rule 144A  because (i) the Buyer is an investment  company  registered under the Investment  Company
Act of 1940, and (ii) as marked below,  the Buyer alone,  or the Buyer's Family of Investment  Companies,  owned at least  $100,000,000  in  securities  (other than the  excluded  securities  referred to below) as of the end of the
Buyer's most recent fiscal year.  For purposes of  determining  the amount of securities  owned by the Buyer or the
Buyer's Family of Investment Companies, the cost of such securities was used.

____              The Buyer owned  $__________  in  securities  (other  than the  excluded  securities  referred to below) as of the end of the Buyer's  most recent  fiscal year (such amount  being  calculated  in accordance with Rule 144A).

____              The Buyer is part of a Family of Investment  Companies which owned in the aggregate  $___________
                  in  securities  (other  than the  excluded  securities  referred  to  below) as of the end of the
                  Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  3.       The term "Family of Investment  Companies"  as used herein means two or more  registered investment  companies (or series  thereof) that have the same  investment  adviser or investment  advisers that are affiliated  (by virtue of being majority owned  subsidiaries  of the same parent or because one investment  adviser is a majority owned subsidiary of the other).

                  4.       The term  "securities"  as used herein does not include  (i) securities  of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment  Companies,  (ii) bank  deposit notes and  certificates of deposit,  (iii) loan  participations,  (iv) repurchase  agreements,  (v) securities  owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

                  5.       The Buyer is familiar with Rule 144A and  understands  that each of the parties to which this  certification  is made are relying and will  continue to rely on the  statements  made herein  because one or more sales to the Buyer will be in  reliance  on  Rule 144A.  In  addition,  the Buyer will only  purchase  for the
Buyer's own account.

                  6.       The undersigned  will notify each of the parties to which this  certification is made of any changes in the  information  and  conclusions  herein.  Until such  notice,  the Buyer's  purchase of Rule 144A
Securities  will  constitute  a  reaffirmation  of this  certification  by the  undersigned  as of the date of such purchase.

                                                     _______________________________________
                                                     Print Name of Buyer

                                                     By:____________________________________
                                                     Name:_________________________________
                                                     Title:__________________________________

                                                     IF AN ADVISER:

                                                     ______________________________________
                                                     Print Name of Buyer

                                                     Date:_________________________________

                                                     EXHIBIT P

                                                    [Reserved]

                                                     EXHIBIT Q

                            FORM OF ERISA REPRESENTATION LETTER (CLASS M CERTIFICATES)

                                                              ______________, 20__

Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

LaSalle Bank National Association
Global Securities and Trust Services
135 S. LaSalle Street, Suite 1511
Chicago, IL 60603
Attn: Structured Finance/RAAC Series 2007-SP3

Residential Funding Company, LLC
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Company, LLC Series 2007-SP3

                  Re:               Mortgage Asset-Backed Pass-Through Certificates,
                                    RAAC Series 2007-SP3, Class M-[      ]

Ladies and Gentlemen:

                  _________________________      (the      "Purchaser")      intends     to      purchase      from
___________________________  (the  "Seller")  $____________  Initial  Certificate  Principal  Balance  of  Mortgage
Asset-Backed  Pass-Through  Certificates,  RAAC Series 2007-SP3, Class __ (the "Certificates"),  issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing  Agreement"),  dated as of September 1, 2007, among
Residential  Asset Mortgage  Products,  Inc., as seller (the  "Depositor"),  Residential  Funding Company,  LLC, as
master  servicer  (the  "Master  Servicer")  and LaSalle Bank  National  Association,  as trustee and  supplemental interest trust trustee (the "Trustee" and  "Supplemental  Interest Trust  Trustee",  respectively).  All terms used herein and not  otherwise  defined shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The
Purchaser  hereby  certifies,  represents and warrants to, and covenants  with, the Depositor,  the Trustee and the
Master Servicer that:

         (a)      The  Purchaser  is not  an  employee  benefit  plan  or  other  plan  subject  to the  prohibited transaction  provisions  of the  Employee  Retirement  Income  Security  Act of 1974,  as amended
                  ("ERISA"),  or Section 4975 of the Internal  Revenue Code of 1986, as amended (the "Code") (each, an "ERISA Plan"), or any Person (including,  without  limitation,  an investment manager, a named fiduciary or a trustee of any ERISA Plan) who is using "plan  assets,"  within the meaning of the
                  U.S. Department  of Labor  regulation  promulgated  at  29 C.F.R.ss. 2510.3-101,  as  modified by
                  Section  3(42) of ERISA,  of any ERISA Plan  (each,  an "ERISA  Plan  Investor"),  to effect such acquisition; or

         (b)      The  Purchaser  is an  insurance  company,  the  source  of funds  used to  purchase  or hold the
                  Certificates (or any interest  therein) is an "insurance  company general account" (as defined in
                  U.S. Department  of  Labor  Prohibited  Transaction  Class  Exemption  ("PTCE")  95-60),  and the
                  conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

         In  addition,  the  Purchaser  hereby  certifies,  represents  and warrants to, and  covenants  with,  the
Trustee,  the  Depositor  and the Master  Servicer that the  Purchaser  will not transfer the  Certificates  to any transferee unless either such transferee meets the requirements set forth in either (a) or (b) above.

                                                     Very truly yours,

                                                     _______________________________________
                                                     (Purchaser)

                                                     By:___________________________________________________________
                                                     Name:_________________________________________________________
                                                     Title:________________________________________________________

                                                    EXHIBIT R-1

                                          FORM OF FORM 10-K CERTIFICATION

         I, [identify the certifying individual], certify that:

         I have  reviewed  this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the trust (the Exchange Act periodic  reports)  created  pursuant to the Pooling and Servicing  Agreement dated September 1, 2007 (the "Agreement")  among Residential Asset Mortgage
Products,  Inc.,  Residential  Funding Company,  LLC (the "Master Servicer") and LaSalle Bank National  Association
(the "Trustee" and "Supplemental Interest Trust Trustee", respectively);

         (1)    Based on my  knowledge,  Exchange  Act  periodic  reports,  taken as a whole,  do not contain any untrue  statement of a material fact or omit to state a material  fact  necessary to make the  statements  made, in light of the  circumstances  under which such  statements  were made,  not  misleading  with  respect to the period covered by this report;

         (2)    Based on my knowledge,  all of the distribution,  servicing and other information  required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

         (3)    I am responsible  for reviewing the activities  performed by the Master  Servicer and based on my knowledge and the  compliance  review  conducted in preparing the servicer  compliance  statement  required in this report under Item 1123 of  Regulation AB and except as disclosed in the Exchange Act periodic  reports,  the Master
Servicer has fulfilled its obligations under the Agreement; and

         (4)    All of the  reports  on  assessment  of  compliance  with  servicing  criteria  for  asset-backed securities  and their  related  attestation  reports on  assessment  of  compliance  with  servicing  criteria  for asset-backed  securities  required to be included in this report in accordance  with Item 1122 of Regulation AB and
Exchange  Act Rules  13a-18 and  15d-18  have been  included  as an exhibit  to this  report,  except as  otherwise disclosed in this report.  Any material  instances of  noncompliance  described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

Date:____________

_________________________________*
[Signature]
Name:
Title:

* - to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                                    EXHIBIT R-2

                              FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

         The  undersigned,  a  Responsible  Officer  of  LaSalle  Bank  National  Association  (the  "Trustee"  and
"Supplemental Interest Trust Trustee") certifies that:

         1.     The  Trustee  has  performed  all of the  duties  specifically  required  to be  performed  by it pursuant to the provisions of the Pooling and Servicing  Agreement dated as of September 1, 2007 (the  "Agreement")
by and among Residential Asset Mortgage Products,  Inc. (the "Depositor"),  Residential  Funding Company,  LLC (the
"Master Servicer") and the Trustee in accordance with the standards set forth therein.

         2.     Based on my knowledge,  the list of  Certificateholders  as shown on the Certificate  Register as of the end of each calendar year that is provided by the Trustee  pursuant to  Section 4.03(e)  of the Agreement is accurate as of the last day of the 20___ calendar year.

         Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

         IN WITNESS THEREOF, I have duly executed this certificate as of ____________, 20____.

                                                     _________________________________
                                                     Name:
                                                     Title:

                                                     EXHIBIT S

 INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE
                                                       LOANS

Account number
Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Terms (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term
Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan

                                                     EXHIBIT U

                                            YIELD MAINTENANCE AGREEMENT

                                          [See Tab 5 of the closing set]

                                                     EXHIBIT V

                          SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The  assessment of compliance to be delivered by the Trustee  shall  address,  at a minimum,  the criteria identified below as "Applicable Servicing Criteria":

------------------------------------------------------------------------------------------ ----------------------
                                                                                           APPLICABLE SERVICING
                                   SERVICING CRITERIA                                            CRITERIA
------------------------------------------------------------------------------------------ ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
     REFERENCE                                     CRITERIA
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                       GENERAL SERVICING CONSIDERATIONS
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(i)        Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(ii)       If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                      CASH COLLECTION AND ADMINISTRATION
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(i)        Payments on pool assets are deposited into the appropriate             |X| (as to accounts
                     custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of
                     days specified in the transaction agreements.                           held by Trustee)
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an obligor or to    |X| (as to investors
                     an investor are made only by authorized personnel.                            only)
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g., with           |X| (as to accounts
                     respect to commingling of cash) as set forth in the transaction         held by Trustee)
1122(d)(2)(iv)       agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(v)        Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.
                     For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
                     13k-1(b)(1) of the Securities Exchange Act.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent unauthorized access.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                     These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                      INVESTOR REMITTANCES AND REPORTING
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(i)        Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                     investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in accordance              |X|
                     with timeframes, distribution priority and other terms set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Disbursements made to an investor are posted within two business
                     days to the servicer's investor records, or such other number of               |X|
1122(d)(3)(iii)      days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Amounts remitted to investors per the investor reports agree with
                     cancelled checks, or other form of payment, or custodial bank                  |X|
1122(d)(3)(iv)       statements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                          POOL ASSET ADMINISTRATION
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(i)        Collateral or security on pool assets is maintained as required by the transaction agreements or related asset pool documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Pool assets and related documents are safeguarded as required by
1122(d)(4)(ii)       the transaction agreements
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iv)       Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items
                     (e.g., escrow) in accordance with the related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(v)        The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal balance.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's pool asset  (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(viii)     Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the
                     transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements;
                     (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and
                     (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xii)      Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
1122(d)(4)(xiii)     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Any external enhancement or other support, identified in Item
                     1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained            |X|
1122(d)(4)(xv)       as set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------

-------------------- --------------------------------------------------------------------- ----------------------

(1) If ERISA-eligible, use this language.

(2) If not ERISA-eligible, use this language.

                                                     EXHIBIT W

                                        FORM OF ERISA REPRESENTATION LETTER
                                              (CLASS A CERTIFICATES)

                                                              ______________, 20__

Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

LaSalle Bank National Association
Global Securities and Trust Services
135 S. LaSalle Street, Suite 1511
Chicago, IL 60603
Attn: Structured Finance/RAAC Series 2007-SP3

Residential Funding Company, LLC
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Company, LLC Series 2007-SP3

                  Re:               Mortgage Asset-Backed Pass-Through Certificates,
                                    RAAC Series 2007-SP3, Class A-[      ]

Ladies and Gentlemen:

                  _________________________      (the      "Purchaser")      intends     to      purchase      from
___________________________  (the  "Seller")  $____________  Initial  Certificate  Principal  Balance  of  Mortgage
Asset-Backed  Pass-Through  Certificates,  RAAC Series 2007-SP3, Class __ (the "Certificates"),  issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing  Agreement"),  dated as of September 1, 2007, among
Residential  Asset Mortgage  Products,  Inc., as seller (the  "Depositor"),  Residential  Funding Company,  LLC, as
master  servicer  (the  "Master  Servicer")  and LaSalle Bank  National  Association,  as trustee and  supplemental interest trust trustee (the "Trustee" and  "Supplemental  Interest Trust  Trustee",  respectively).  All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement.

         (1)    As of any date prior to the termination of the Swap Agreement, the Purchaser hereby certifies, represents and warrants to, and covenants with the Depositor, the Trustee and the Master Servicer that:

         (a)      The Purchaser is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (each, an "ERISA Plan"), or any Person
                  (including, without limitation, an investment manager, a named fiduciary or a trustee of any
                  ERISA Plan) who is using plan assets, within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R.ss. 2510.3-101, as modified by Section 3(42) of ERISA, of any
                  ERISA Plan (each, an "ERISA Plan Investor") to effect such acquisition; or

         (b)      The Purchaser's acquisition of the above referenced certificates and the right to receive (and its receipt of) payments from the supplemental interest trust are eligible for exemptive relief available under at least one of the following exemptions:

                  (i)      Prohibited Transaction Class Exemption ("PTCE") 84-14, regarding transactions negotiated by independent "qualified professional asset managers";

                  (ii)     PTCE 90-1, regarding investments by insurance company pooled separate accounts;

                  (iii)    PTCE 91-38, regarding investments by bank collective investment funds;

                  (iv)     PTCE 95-60, regarding investments by insurance company general accounts;

                  (v)      PTCE 96-23, regarding transactions negotiated by certain in-house asset managers; or

                  (vi)     Section 408(b)(17) of ERISA, regarding transactions between an ERISA Plan and a person or an entity that is a party in interest to such ERISA Plan (other than a party in interest that is a fiduciary, or its affiliate, that has or exercises discretionary authority or control or renders investment advice with respect to the assets of the
                           ERISA Plan involved in the transaction) solely by reason of providing services to the
                           ERISA Plan, but only if the ERISA Plan pays no more, or receives no less, than adequate consideration.

         In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the
Depositor, the Trustee and the Master Servicer that prior to the termination of the Swap Agreement, the Purchaser will not transfer the Certificates to any transferee unless that transferee meets the requirements in (a) or (b)
above.

         (2)    As of any date after the termination of the Swap Agreement, the Purchaser hereby certifies, represents and warrants to, and covenants with the Depositor, the Trustee and the Master Servicer that:

         (a)      The Purchaser is not an ERISA Plan or an ERISA Plan Investor;

         (b)      The Purchaser has acquired and is holding the Certificates in reliance on U.S. Department of
                  Labor Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as
                  most recently amended by PTE 2007-5, 72 Fed. Reg. 14674 (March 20, 2007) (the "RFC Exemption"),
                  and that it understands that there are certain conditions to the availability of the RFC
                  Exemption including that such Certificate must be rated, at the time of purchase, not lower than "AA-" (or its equivalent) by Standard & Poor's, Moody's, Fitch Ratings, DBRS Limited or
                  DBRS, Inc.; or

         (c)      The Purchaser is an insurance company, the source of funds used to purchase or hold the
                  Certificates (or any interest therein) is an "insurance company general account" (as defined in
                  U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the
                  conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

                In addition,  the Purchaser  hereby  certifies,  represents and warrants to, and covenants  with, the  Depositor,  the  Trustee  and the  Master  Servicer  that after the  termination  of the Swap  Agreement,  the
Purchaser will not transfer the  Certificates to any transferee  unless that transferee  meets the  requirements in
(a), (b) or (c) above.

                                                     Very truly yours,

                                                     _______________________________________
                                                     (Purchaser)

                                                     By:___________________________________________________________
                                                     Name:_________________________________________________________
                                                     Title:________________________________________________________